'33 Act File No. 2-73024
                                                      '40 Act File No. 811-3213

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

Post-Effective Amendment No. 101                                            [X]

                                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 102                                                           [X]

                        (Check appropriate box or boxes)

                        NATIONWIDE VARIABLE INSURANCE TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300



                        Send Copies of Communications to:

ALLAN J. OSTER, ESQ.                        MS. BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000                 STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428            2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)     PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

         [ ]     immediately upon filing pursuant to paragraph (b)

         [X]     on May 1, 2007 pursuant to paragraph (b)

         [ ]     60 days after filing pursuant to paragraph (a)(1)

         [ ]     on [date] pursuant to paragraph (a)(1)

         [ ]     75 days after filing pursuant to paragraph (a)(2)

         [ ]     on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

NATIONWIDE Variable Insurance Trust


CORE ASSET ALLOCATION Series

Nationwide NVIT Investor Destinations Aggressive Fund


Nationwide NVIT Investor Destinations Moderately Aggressive Fund
Nationwide NVIT Investor Destinations Moderate Fund
Nationwide NVIT Investor Destinations Moderately Conservative Fund Nationwide NVIT Investor Destinations Conservative Fund


Fund PROSPECTUS

May 1, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                               [NATIONWIDE LOGO]  NATIONWIDE
                                                                  Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS

      2     GENERAL INFORMATION ABOUT INVESTOR DESTINATIONS FUNDS
            Purpose of the Investor Destinations Series
            Target Allocations
            Underlying Investments

            FUND SUMMARIES

      4     INVESTOR DESTINATIONS AGGRESSIVE FUND
            Objective and Principal Strategies
            Principal Risks
            Performance
            Fees and Expenses

      8     INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
            Objective and Principal Strategy
            Principal Risks
            Performance
            Fees and Expenses

      13    INVESTOR DESTINATIONS MODERATE FUND
            Objective and Principal Strategies
            Principal Risks
            Performance
            Fees and Expenses

      18    INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
            Objective and Principal Strategies
            Principal Risks
            Performance
            Fees and Expenses

      23    INVESTOR DESTINATIONS CONSERVATIVE FUND
            Objective and Principal Strategies
            Principal Risks
            Performance
            Fees and Expenses

      28    MORE ABOUT THE FUNDS
            Principal Investment Strategies of the Underlying Funds and Other
               Investments of the Funds
            Principal Risks of the Underlying Funds and Other Investments Selective Disclosure of Portfolio Holdings

      31    MANAGEMENT
            Investment Adviser
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      32    BUYING AND SELLING FUND SHARES
            Who Can Buy Shares of the Funds
            Purchase Price
            Fair Valuation
            Selling Shares
            Restrictions on Sales
            Excessive or Short Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plan
            Revenue Sharing

      37    DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      38    FINANCIAL HIGHLIGHTS

                                                CORE ASSET ALLOCATION SERIES | 1

Core Asset Allocation Series

GENERAL INFORMATION


This Prospectus provides information about the five Nationwide NVIT Investor Destinations Series (together, the "Funds"), offered by Nationwide Variable Insurance Trust (the "Trust"). The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus. This section summarizes key information common to all five of the Funds. The following sections are the Fund Summaries - one for each of the five Funds. Each Fund Summary provides specific information about each respective Fund, including information regarding each Fund's investment objective, principal strategies, principal risks, performance and fees. Each Fund's investment objective can be changed without shareholder approval. You can use these Fund Summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More about the Funds". "You" and "your" refer to both direct shareholders (including the insurance company separate accounts which invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT A FUND WILL MEET ITS OBJECTIVE OR THAT A FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


A QUICK NOTE ABOUT THE FUNDS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying prospectus.

This Prospectus includes information on the following five Funds:


Nationwide NVIT Investor Destinations Aggressive Fund
Nationwide NVIT Investor Destinations Moderately Aggressive Fund
Nationwide NVIT Investor Destinations Moderate Fund
Nationwide NVIT Investor Destinations Moderately Conservative Fund Nationwide NVIT Investor Destinations Conservative Fund


The Funds have the following share classes:

o     Class II shares

o     Class VI shares


This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different charges and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares".


PURPOSE OF THE INVESTOR DESTINATIONS FUNDS


The Investor Destinations Funds are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Fund is a "fund of funds" which means that each Fund will seek to achieve its particular level of risk/return by investing the majority of its assets in other mutual funds (primarily index funds) ("Underlying Funds") and short-term investments in varying combinations and percentage amounts to achieve each Fund's particular investment objective.


The Funds are primarily designed:


o To help achieve an investor's financial objectives through a professionally developed asset allocation program.

o To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.


In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.


An "Asset Class" is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example a "stock" asset class may contain common stock and/or preferred stocks; large cap, mid cap, and/or small cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, "stock" assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most "bond" assets. By combining the various asset classes described below, in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards.

Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser") establishes a target allocation range among different asset classes based on each Fund's risk profile and individual strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Fund and in order to achieve each Fund's investment objective.


2 | CORE ASSET ALLOCATION SERIES

Listed in the table below are the asset classes and Underlying Funds in which the Funds currently may invest and the target allocation ranges for each Fund that have been established by the Adviser as of May 1, 2007. While this table is intended to provide a depiction of the kinds of securities and the general proportions in which each Fund currently invests, over time these target asset class and Underlying Fund allocations may change as economic and/or market conditions warrant in order for each Fund to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Fund's asset allocations to "drift" from the target. Under ordinary circumstances, the Adviser will rebalance the assets of each Fund each quarter in order to conform its actual allocations to the target allocations applicable at that time. THE FUNDS DO NOT NECESSARILY INVEST IN EVERY ASSET CLASS OR ALL OF THE UNDERLYING FUNDS. THE FUNDS MAY ALSO INVEST IN OTHER MUTUAL FUNDS CHOSEN TO COMPLEMENT OR REPLACE THE UNDERLYING FUNDS LISTED HERE.

THE FUNDS RESERVE THE RIGHT TO CHANGE THE TARGET ALLOCATION RANGES AT ANY TIME AND WITHOUT NOTICE. FOR FUTURE INFORMATION ABOUT ASSET CLASS AND UNDERLYING FUND ALLOCATIONS, PLEASE REVIEW THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS.


TARGET ALLOCATIONS FOR EACH ASSET CLASS BY FUND


                                                   MODERATELY                 MODERATELY
                                     AGGRESSIVE    AGGRESSIVE    MODERATE   CONSERVATIVE   CONSERVATIVE
                                           FUND          FUND        FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------
U.S. STOCKS:                             60-70%        50-60%      40-50%         25-35%         10-20%
--------------------------------------------------------------------------------------------------------
NVIT S&P 500 Index Fund                  35-45%        30-40%      25-35%         15-25%          5-15%
--------------------------------------------------------------------------------------------------------
NVIT Mid Cap Index Fund                  10-20%        10-20%       5-15%          5-15%          0-10%
--------------------------------------------------------------------------------------------------------
NVIT Small Cap Index Fund                 5-15%         0-10%       0-10%          0-10%          0-10%
--------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS:                    25-35%        20-30%      10-20%          5-15%          0-10%
--------------------------------------------------------------------------------------------------------
NVIT International Index Fund            25-35%        20-30%      10-20%          5-15%          0-10%
--------------------------------------------------------------------------------------------------------
BONDS:                                    0-10%        10-20%      20-30%         30-40%         35-45%
--------------------------------------------------------------------------------------------------------
NVIT Bond Index Fund                      0-10%        10-20%      20-30%         30-40%         35-45%
--------------------------------------------------------------------------------------------------------
SHORT-TERM BONDS:                         0-10%         0-10%       5-15%         10-20%         20-30%
--------------------------------------------------------------------------------------------------------
Nationwide Contract                       0-10%         0-10%       5-15%         10-20%         20-30%
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS:                   0-10%         0-10%       0-10%          5-15%          5-15%
--------------------------------------------------------------------------------------------------------
NVIT Enhanced Income Fund                 0-10%         0-10%       0-10%          5-15%          5-15%
--------------------------------------------------------------------------------------------------------
Nationwide NVIT Money Market Fund         0-10%         0-10%       0-10%          0-10%          0-10%
--------------------------------------------------------------------------------------------------------

Set forth below are the six asset classes in which the Funds may invest and the Underlying Funds and short-term investments which the portfolio management team currently has chosen to comprise each of these asset classes. THE FUNDS MAY ALSO INVEST IN OTHER UNDERLYING MUTUAL FUNDS WITHIN EACH ASSET CLASS IN AN EFFORT TO MEET THEIR RESPECTIVE INVESTMENT OBJECTIVES.

ASSET CLASS           UNDERLYING INVESTMENTS
LARGE CAP STOCKS      NVIT S&P 500 INDEX FUND. The NVIT S&P 500 Index Fund seeks to track the S&P 500
                      Index, an index maintained by Standard & Poor's that includes 500 U.S.
                      large-capitalization companies.(1,2)

MID CAP STOCKS        NVIT MID CAP INDEX FUND. The NVIT Mid Cap Index Fund seeks to track the S&P
                      MidCap 400 Index, an index which includes 400 common stocks issued by U.S.
                      mid-capitalization companies.(1)

SMALL CAP STOCKS      NVIT SMALL CAP INDEX FUND. The NVIT Small Cap Index Fund seeks to track the
                      Russell 2000 Index, an index which includes 2000 common stocks issued by smaller
                      U.S. capitalization companies.(1)

INTERNATIONAL STOCKS  NVIT INTERNATIONAL INDEX FUND. The NVIT International Index Fund seeks to track the Morgan Stanley International Europe, Australasia and Far East Index
                      (MSCI EAFE Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges, in developed countries overseas.(1)

BONDS                 NVIT BOND INDEX FUND. The NVIT Bond Index Fund seeks to track the Lehman
                      Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index), an index which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.(1)

                      NATIONWIDE CONTRACT. The Nationwide Contract is a non-registered fixed interest contract with a stable principal value issued and guaranteed as to interest rate and principal by Nationwide Life Insurance Company.

SHORT-TERM            NVIT ENHANCED INCOME FUND. The NVIT Enhanced Income Fund seeks to provide a high
INVESTMENTS           level of current income while preserving capital and minimizing market fluctuations in an investor's account value by investing in high-grade debt securities.(1)

                      NATIONWIDE NVIT MONEY MARKET FUND. The Nationwide NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.(1)

--------------------------------------------------------------------------------
1 The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, which is issued and advised by the parent company of the Adviser).


2 "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500(R)", "Standard and Poor's MidCap 400(R) Index" and "S&P 400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. These Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. For further information regarding the trademark licenses, see the Funds' Statement of Additional Information ("SAI").

                                                CORE ASSET ALLOCATION SERIES | 3

FUND SUMMARIES | Nationwide NVIT Investor Destinations Aggressive Fund


OBJECTIVE AND PRINCIPAL STRATEGIES


The Nationwide NVIT Investor Destinations Aggressive Fund (the "Aggressive Fund") seeks maximum growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.


PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Aggressive Fund allocates its assets among the asset classes below so that approximately 60-70% of the value of the Fund's assets are in U.S. stocks and approximately 25-35% of the value of the Fund's assets are in international stocks. The Aggressive Fund implements this allocation by investing primarily in the Underlying Funds, described above, which in turn, invest in the following types of securities with the goal of matching a specific stock or bond index. The Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                                  TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                                           60% - 70%
--------------------------------------------------------------------------------
   Large Cap Stocks                                  35% - 45%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                    10% - 20%
--------------------------------------------------------------------------------
   Small Cap Stocks                                   5% - 15%
--------------------------------------------------------------------------------
International Stocks                                                  25% - 35%
--------------------------------------------------------------------------------
Bonds                                                                  0% - 10%
--------------------------------------------------------------------------------
Short-Term Investments                                                 0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                                           100%
--------------------------------------------------------------------------------

These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Aggressive Fund's holdings and cash flow and will periodically adjust the Aggressive Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Aggressive Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Aggressive Fund, and therefore, allocation changes may not be made in response to short-term market conditions.


THE AGGRESSIVE FUND IS INTENDED FOR AGGRESSIVE INVESTORS COMFORTABLE WITH INCURRING THE RISK ASSOCIATED WITH GROWTH INVESTING IN A HIGH PERCENTAGE OF STOCKS, INCLUDING INTERNATIONAL STOCKS, INVESTORS WITH LONG TIME HORIZONS OR INVESTORS WHO WANT TO MAXIMIZE LONG-TERM RETURNS AND WHO HAVE A HIGHER TOLERANCE FOR POSSIBLE SHORT-TERM LOSSES.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o     U.S. STOCKS:


      The Underlying Funds in which the Aggressive Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging from large cap stocks (35%-45%), and mid cap stocks (10%-20%) to small cap stocks (5%-15%) as described more fully in "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".


o     INTERNATIONAL STOCKS:


      The Underlying Funds in which the Aggressive Fund will invest, will in turn, invest in international stocks (25%-35%).

For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to contract holders directly through their contracts), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio management team monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors.

Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


4 | CORE ASSET ALLOCATION SERIES

PRINCIPAL RISKS

RISKS APPLICABLE TO THE AGGRESSIVE FUND


o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Aggressive Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Aggressive Fund's investments decreases.

o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Aggressive Fund's ability to achieve its investment goal is subject to the Adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objectives. Because the Aggressive Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap and small cap stocks, the Aggressive Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, MID/SMALL CAP RISK and FOREIGN RISK.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Aggressive Fund invests primarily in other mutual funds. In managing the Aggressive Fund, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Aggressive Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Aggressive Fund and must act in the Fund's best interests. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Aggressive Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Aggressive Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.


o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). The Aggressive Fund could lose value if the individual stocks in which the Underlying Funds have invested and/or overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

o MID/SMALL CAP RISK (MID CAP STOCKS AND SMALL CAP STOCKS). To the extent an Underlying Fund invests in securities of small or medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may involve greater risk than investments in larger, more established companies. The stocks of medium size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent regulatory and accounting standards. Foreign securities may also be less liquid and harder to value than U.S. securities.

For additional information about the Aggressive Fund's investments and risks, see "More about the Funds".


                                                CORE ASSET ALLOCATION SERIES | 5

PERFORMANCE

The following bar chart and table show two aspects of the Aggressive Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Aggressive Fund's annual total return over time, and show that Fund performance can change from year to year. The table shows the Aggressive Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Aggressive Fund. Remember, however, that past performance is not necessarily an indication of how the Aggressive Fund will perform in the future.

ANNUAL RETURNS - AGGRESSIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                2002         2003       2004       2005       2006
             -------------------------------------------------------
               -18.5%        31.9%      14.0%       7.9%      16.9%


BEST QUARTER:   16.6% - 2ND QTR. OF 2003
WORST QUARTER: -17.9% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                1 YR     5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Aggressive Fund-Class II shares                16.87%     9.10%           9.29%
--------------------------------------------------------------------------------
Aggressive Fund-Class VI shares(2)             16.92%     9.15%           9.33%
--------------------------------------------------------------------------------
S&P 500(R) Index(3)                            15.79%     6.19%           6.27%
--------------------------------------------------------------------------------
Aggressive Fund Composite Index(4)             15.20%     6.18%           6.24%
--------------------------------------------------------------------------------


1 The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


2 The returns prior to the creation of Class VI shares (April 30, 2004) include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

3 The S&P 500(R) Index, the Fund's primary index, is an unmanaged market capitalization-weighted index of 500 stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (95%) and the LB U.S. Aggregate Index (5%). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


6 | CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES


This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                                         CLASS II      CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                          N/A           N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                                       N/A          1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                          0.13%         0.13%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                             0.25%         0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                        0.19%         0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                                          0.57%         0.56%
--------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(4)                      0.29%         0.29%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED
FUND ANNUAL OPERATING EXPENSES(5)                           0.86%         0.85%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be assessed for any Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees".

3 "Other Expenses" include administrative services fees which currently are 0.16% and 0.15% for Class II and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.95% and 0.95% for Class II and Class VI shares, respectively.

4 The Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Fund's fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation changes from those shown on p. 3.

5 When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. Because the Fund invests primarily in other NVIT Funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charges for buying and selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual acquired fund operating expenses vary depending on how the Fund's assets are spread among the underlying investments.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class VI shares of the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee generally will be assessed in addition to the Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                             1 YR    3 YRS     5 YRS     10 YRS
--------------------------------------------------------------------------------
Aggressive Fund - Class II Shares             $88     $274      $477     $1,061
--------------------------------------------------------------------------------
Aggressive Fund - Class VI Shares              87      271       471      1,049
--------------------------------------------------------------------------------


                                                CORE ASSET ALLOCATION SERIES | 7

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Aggressive
Fund


OBJECTIVE AND PRINCIPAL STRATEGIES


The Nationwide NVIT Investor Destinations Moderately Aggressive Fund (the "Moderately Aggressive Fund") seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.


PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderately Aggressive Fund allocates assets among the asset classes below so that approximately 50%-60% of the value of the Fund's assets are in U.S. stocks; 20%-30% in International stocks and 15%-25% in bonds to reduce volatility. The Moderately Aggressive Fund implements this allocation by investing primarily in the Underlying Funds, described above, which in turn invest in the following types of securities with the goal of matching a specific stock or bond index. The Moderately Aggressive Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                                  TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                                           50% - 60%
--------------------------------------------------------------------------------
   Large Cap Stocks                                      30% - 40%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                        10% - 20%
--------------------------------------------------------------------------------
   Small Cap Stocks                                       0% - 10%
--------------------------------------------------------------------------------
International Stocks                                                  20% - 30%
--------------------------------------------------------------------------------
Bonds                                                                 15% - 25%
--------------------------------------------------------------------------------
Short-Term Investments                                                 0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                                           100%
--------------------------------------------------------------------------------

These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Fund's holdings and cash flow and will periodically adjust the Moderately Aggressive Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderately Aggressive Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderately Aggressive Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATELY AGGRESSIVE FUND IS INTENDED FOR INVESTORS WHO WANT TO MAXIMIZE RETURNS OVER THE LONG-TERM BUT WHO HAVE A TOLERANCE FOR POSSIBLE SHORT-TERM LOSSES OR WHO ARE LOOKING FOR SOME ADDITIONAL DIVERSIFICATION.

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o     U.S. STOCKS:


      The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging primarily from large cap stocks (30%-40%) to mid cap stocks (10%-20%).


o     INTERNATIONAL STOCKS:

      The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in international stocks (20%-30%).

o     BONDS:

      The Underlying Funds in which the Moderately Aggressive Fund will invest, will in turn, invest in bonds (15%-25%).


For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to contract holders directly through their contracts), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio management team monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors.

Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


8 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Aggressive Fund (CONT.)


PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATELY AGGRESSIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderately Aggressive Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderately Aggressive Fund's investments decreases.


o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderately Aggressive Fund's ability to achieve its investment goal is subject to the Adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally, there is no guarantee that the Underlying Funds will achieve their investment objectives. Because the Moderately Aggressive Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds, the Moderately Aggressive Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE RISK, INFLATION RISK and CREDIT RISK.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderately Aggressive Fund invests primarily in other mutual funds. In managing the Moderately Aggressive Fund, the Adviser has the authority to select and replace the Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderately Aggressive Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderately Aggressive Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS


The Moderately Aggressive Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderately Aggressive Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). The Moderately Aggressive Fund could lose value if the individual stocks in which the Underlying Funds have invested and/or overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent regulatory and accounting standards. Foreign securities may also be less liquid and harder to value than U.S. securities.


                                                CORE ASSET ALLOCATION SERIES | 9

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Aggressive Fund (CONT.)

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may involve greater risk than investments in larger, more established companies. The stocks of medium-size companies are usually less stable in price and less liquid than the stocks of larger companies.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes. The Moderately Aggressive Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderately Aggressive Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make required interest payments and/or principal repayments when they are due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

      Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.


      Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Moderately Aggressive Fund are not guaranteed.


      Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a nationally recognized statistical rating organization. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

      Obligations rated in the fourth highest rating category by any nationally recognized statistical rating organization are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

For additional information about the Moderately Aggressive Fund's investments and risks, see "More about the Funds".


10 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Aggressive Fund (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Moderately Aggressive
Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Moderately Aggressive Fund's annual total return over time, and show that Moderately Aggressive Fund performance can change from year to year. The table shows the Moderately Aggressive Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderately Aggressive Fund. Remember, however, that past performance is not necessarily an indication of how the Moderately Aggressive Fund will perform in the future.

ANNUAL RETURNS - MODERATELY AGGRESSIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                      2002    2003    2004    2005   2006
                    ---------------------------------------
                     -14.6%   26.6%   12.1%   7.1%   14.5%


BEST QUARTER:        14.1% - 2ND QTR. OF 2003
WORST QUARTER:      -14.7% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                   1 YR   5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Moderately Aggressive Fund-Class II shares        14.54%   8.26%          8.41%
--------------------------------------------------------------------------------
Moderately Aggressive Fund-Class VI shares(2)     14.56%   8.30%          8.45%
--------------------------------------------------------------------------------
S&P 500(R) Index(3)                               15.79%   6.19%          6.27%
--------------------------------------------------------------------------------
Moderately Aggressive Fund
Composite Index(4)                                13.46%   5.98%          6.01%
--------------------------------------------------------------------------------

1 The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


2 These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


3 The S&P 500(R) Index, the Fund's primary index, is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (80%), the LB U.S. Aggregate Index (15%), and the Citigroup 3 Month T-Bill Index (5%). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                               CORE ASSET ALLOCATION SERIES | 11

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Aggressive Fund (CONT.)


FEES AND EXPENSES


This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Moderately Aggressive Fund, depending on the share class you select. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                                          CLASS II    CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                            N/A         N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                                         N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                            0.13%       0.13%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                               0.25%       0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                          0.19%       0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                                            0.57%       0.56%
--------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(4)                        0.29%       0.29%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES(5)                                  0.86%       0.85%
--------------------------------------------------------------------------------


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be assessed for any Class VI shares redeemed/ exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees".

3 "Other Expenses" include administrative services fees which currently are 0.16% and 0.15% for Class II and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.95% and 0.95% for Class II and Class VI shares, respectively.

4 The Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Fund's fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation changes from those shown on p. 3.

5 When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. Because the Fund invests primarily in other NVIT Funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charges for buying and selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual acquired fund operating expenses vary depending on how the Fund's assets are spread among the underlying investments.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class VI shares of the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee generally will be assessed in addition to the Moderately Aggressive Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderately Aggressive Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                       1 YR      3 YRS       5 YRS       10 YRS
--------------------------------------------------------------------------------
Moderately Aggressive Fund -
Class II Shares                         $88       $274        $477       $1,061
--------------------------------------------------------------------------------
Moderately Aggressive Fund -
Class VI Shares                          87        271         471        1,049
--------------------------------------------------------------------------------


12 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderate Fund


OBJECTIVE AND PRINCIPAL STRATEGIES


The Nationwide NVIT Investor Destinations Moderate Fund (the "Moderate Fund") seeks a high level of total return consistent with a moderate level of risk as compared to the other Investor Destinations Funds.


PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderate Fund allocates its assets among the asset classes below so that approximately 40%-50% of the value of the Fund's assets are in U.S. stocks; 10%-20% of its assets are in international stocks; 30%-40% of the value of its assets are in bonds and 0%-10% of the value of its assets are in other short-term investments to add income and reduce volatility. The Moderate Fund implements this allocation by investing primarily in Underlying Funds which, in turn, invest in the following types of securities with the goal of matching a specific stock or bond index. The Moderate Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Moderate Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                                           40% - 50%
--------------------------------------------------------------------------------
     Large Cap Stocks                              25% - 35%
--------------------------------------------------------------------------------
     Mid Cap Stocks                                 5% - 15%
--------------------------------------------------------------------------------
     Small Cap Stocks                               0% - 10%
--------------------------------------------------------------------------------
International Stocks                                                  10% - 20%
--------------------------------------------------------------------------------
Bonds                                                                 30% - 40%
--------------------------------------------------------------------------------
Short-Term Investments                                                 0% - 10%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                                           100%
--------------------------------------------------------------------------------

These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Moderate Fund's holdings and cash flow and will periodically adjust the Moderate Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderate Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderate Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOWER TOLERANCE FOR RISK THAN MORE AGGRESSIVE INVESTORS AND WHO ARE SEEKING BOTH GROWTH AND INCOME, WHO HAVE A LONGER TIME HORIZON, OR WHO ARE WILLING TO ACCEPT MODERATE SHORT-TERM PRICE FLUCTUATIONS IN EXCHANGE FOR POTENTIAL LONGER-TERM RETURNS.

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o     U.S. STOCKS:


      The Underlying Funds in which the Moderate Fund will invest, will in turn, invest in U.S. stocks of various capitalization sizes ranging primarily from large cap stocks (25%-35%) to mid cap stocks (5%-15%).


o     INTERNATIONAL STOCKS:

      The Underlying Funds in which the Moderate Fund will invest, will in turn, invest approximately 10%-20% of their assets in international stocks.

o     BONDS:

      The Underlying Funds in which the Moderate Fund will invest, will in turn, invest approximately 30%-40% of their assets in bonds.

o     SHORT-TERM INVESTMENTS

      The Underlying Funds in which the Moderate Fund will invest, will in turn, invest in short-term instruments and other investments (0%-10%).


For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to contract holders directly through their contracts), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio management team monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors.

Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


                                               CORE ASSET ALLOCATION SERIES | 13

PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderate Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderate Fund's investments decreases.


o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderate Fund's ability to achieve its investment goal is subject to the Adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objectives. Because the Moderate Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Moderate Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE RISK, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderate Fund invests primarily in other mutual funds. In managing the Moderate Fund, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderate Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderate Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS


The Moderate Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderate Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.

o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). The Moderate Fund could lose value if the individual stocks in which the Underlying Funds have invested and/or overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent regulatory and accounting standards. Foreign securities may also be less liquid and harder to value than U.S. securities.


14 | CORE ASSET ALLOCATION SERIES

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may involve greater risk than investments in larger, more established companies. The stocks of medium-size companies are usually less stable in price and less liquid than the stocks of larger companies.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes. The Moderate Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderate Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make required interest payments and/or principal repayments when they are due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.

      Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Moderate Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.


      Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Moderate Fund are not guaranteed.


      Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a nationally recognized statistical rating organization. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

      Obligations rated in the fourth highest rating category by any nationally recognized statistical rating organization are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.


o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Moderate Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.


For additional information about the Moderate Fund's investments and risks, see "More about the Funds".


                                               CORE ASSET ALLOCATION SERIES | 15

PERFORMANCE

The following bar chart and table show two aspects of the Moderate Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Moderate Fund's annual total return over time, and show that Fund performance can change from year to year. The table shows the Moderate Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderate Fund. Remember, however, that past performance is not necessarily an indication of how the Moderate Fund will perform in the future.

ANNUAL RETURNS - MODERATE FUND CLASS II
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

               2002        2003       2004      2005        2006
              ---------------------------------------------------
               -9.6%       20.1%       9.5%      5.3%       11.4%


BEST QUARTER:               10.7% - 2ND QTR. OF 2003
WORST QUARTER:             -10.2% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                              1 YR     5 YRS       INCEPTION(1)
--------------------------------------------------------------------------------
Moderate Fund-Class II shares                11.35%     6.88%             6.98%
--------------------------------------------------------------------------------
Moderate Fund-Class VI shares(2)             11.44%     6.93%             7.03%
--------------------------------------------------------------------------------
S&P 500(R) Index(3)                          15.79%     6.19%             6.27%
--------------------------------------------------------------------------------
Moderate Fund Composite Index(4)             11.18%     5.55%             5.54%
--------------------------------------------------------------------------------

1 The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.


2 These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.


3 The S&P 500(R) Index, the Fund's primary index, is an unmanaged, market capitalization-weighted index of 500 stocks designed to represent all major U.S. industries and the performance of the broad U.S. economy. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (60%), the LB U.S. Aggregate Index (25%) and the Citigroup 3 Month T-Bill Index (15%). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


16 | CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES


This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                                       CLASS II      CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                         N/A           N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                                      N/A          1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                         0.13%         0.13%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                            0.25%         0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                       0.19%         0.18%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                                         0.57%         0.56%
--------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(4)                     0.28%         0.28%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES(5)                               0.85%         0.84%
--------------------------------------------------------------------------------


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be assessed for any Class VI shares redeemed/ exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees".

3 "Other Expenses" include administrative services fees which currently are 0.16% and 0.15% for Class II and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, would be 0.94% and 0.94% for Class II and Class VI shares, respectively.

4 The Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Fund's fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation changes from those shown on p. 3.

5 When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. Because the Fund invests primarily in other NVIT Funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charges for buying and selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual acquired fund operating expenses vary depending on how the Fund's assets are spread among the underlying investments.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class VI shares of the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee generally will be assessed in addition to the Moderate Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderate Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                             1 YR     3 YRS     5 YRS    10 YRS
--------------------------------------------------------------------------------
Moderate Fund - Class II Shares               $87      $271      $471    $1,049
--------------------------------------------------------------------------------
Moderate Fund - Class VI Shares                86       268       466     1,037
--------------------------------------------------------------------------------


                                               CORE ASSET ALLOCATION SERIES | 17

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Conservative Fund


OBJECTIVE AND PRINCIPAL STRATEGIES


The Nationwide NVIT Investor Destinations Moderately Conservative Fund (the "Moderately Conservative Fund") seeks a high level of total return consistent with a moderately conservative level of risk.


PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Moderately Conservative Fund allocates its assets among the asset classes below so that approximately 45%-55% of the value of the Fund's assets are in bonds; 25%-35% in U.S. stocks; 5%-15% in short-term investments; and 5%-15% in international stocks. The Moderately Conservative Fund implements this allocation by investing primarily in Underlying Funds which, in turn, invest in the following types of securities with the goal of matching a specific bond or stock index. The Moderately Conservative Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Moderately Conservative Fund's allocation is principally weighted towards bond investments and short-term investments while including substantial stock investments for long-term growth. The Moderately Conservative Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                               TARGET ALLOCATIONS
------------------------------------------------------------------------------
U.S. Stocks                                                         25% - 35%
------------------------------------------------------------------------------
   Large Cap Stocks                                15% - 25%
------------------------------------------------------------------------------
   Mid Cap Stocks                                   5% - 15%
------------------------------------------------------------------------------
   Small Cap Stocks                                 0% - 10%
------------------------------------------------------------------------------
International Stocks                                                 5% - 15%
------------------------------------------------------------------------------
Bonds                                                               45% - 55%
------------------------------------------------------------------------------
Short-Term Investments                                               5% - 15%
------------------------------------------------------------------------------
TOTAL ALLOCATION                                                         100%
------------------------------------------------------------------------------


These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Moderately Conservative Fund's holdings and cash flow and will periodically adjust the Moderately Conservative Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Moderately Conservative Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Moderately Conservative Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE MODERATELY CONSERVATIVE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOWER TOLERANCE FOR RISK AND WHOSE PRIMARY GOAL IS INCOME, WHO HAVE A SHORTER TIME HORIZON OR WHO ARE WILLING TO ACCEPT SOME AMOUNT OF MARKET VOLATILITY IN EXCHANGE FOR GREATER POTENTIAL INCOME AND GROWTH.


PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o     BONDS:

      The Moderately Conservative Fund will invest approximately 45%-55% of its assets in one or more Underlying Funds that invest in bonds.

o     U.S. STOCKS:


      The Underlying Funds in which the Moderately Conservative Fund will invest, will in turn, invest in U.S. stocks, primarily, large cap stocks (15%-25%).


o     SHORT-TERM INVESTMENTS:

      The Underlying Funds in which the Fund will invest, will in turn, invest in short-term investments (5%-15%).

o     INTERNATIONAL STOCKS:

      The Underlying Funds in which the Fund will invest, will in turn, invest in international stocks (5%-15%).


For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to contract holders directly through their contracts), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio management team monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors.

Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


18 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Conservative Fund (CONT.)


PRINCIPAL RISKS

RISKS APPLICABLE TO THE MODERATELY CONSERVATIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Moderately Conservative Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Moderately Conservative Fund's investments decreases.


o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Moderately Conservative Fund's ability to achieve its investment goal is subject to the Adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objectives. Because the Moderately Conservative Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Moderately Conservative Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE RISK, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Moderately Conservative Fund invests primarily in other mutual funds. In managing the Moderately Conservative Fund, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Moderately Conservative Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Moderately Conservative Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Moderately Conservative Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Moderately Conservative Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.


o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes. The Moderately Conservative Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Moderately Conservative Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make required interest payments and/or principal repayments when they are due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.


                                               CORE ASSET ALLOCATION SERIES | 19

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Conservative Fund (CONT.)

      Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.


      Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.


      Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a nationally recognized statistical rating organization. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

      Obligations rated in the fourth highest rating category by any nationally recognized statistical rating organization are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

o STOCK MARKET RISK (U.S. STOCKS AND INTERNATIONAL STOCKS). The Moderate Conservative Fund could lose value if the individual stocks in which the Underlying Funds have invested and/or overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

o FOREIGN RISK (INTERNATIONAL STOCKS). To the extent an Underlying Fund invests in foreign securities, its investments involve special risks, which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent regulatory and accounting standards. Foreign securities may also be less liquid and harder to value than U.S. securities.

o MID CAP RISK (MID CAP STOCKS). To the extent an Underlying Fund invests in securities of medium-size capitalization companies, such Underlying Fund's investments in smaller, often newer companies may involve greater risk than investments in larger, more established companies. The stocks of medium-size companies are usually less stable in price and less liquid than the stocks of larger companies.


o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Moderately Conservative Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.


For additional information about the Moderately Conservative Fund's investments and risks, see "More about the Funds".


20 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Conservative Fund (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Moderately Conservative Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Fund's annual total return over time, and show that Moderately Conservative Fund performance can change from year to year. The table shows the Moderately Conservative Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Moderately Conservative Fund. Remember, however, that past performance is not necessarily an indication of how the Moderately Conservative Fund will perform in the future.

ANNUAL RETURNS - MODERATELY CONSERVATIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

                    2002     2003     2004     2005     2006
                  --------------------------------------------
                    -4.2%    13.7%     7.2%     4.5%     8.4%


BEST QUARTER: 7.5% - 2ND QTR. OF 2003
WORST QUARTER: -5.9% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                1 YR     5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Moderately Conservative Fund-
Class II shares                                 8.42%     5.76%           5.83%
--------------------------------------------------------------------------------
Moderately Conservative Fund-
Class VI shares(2)                              8.39%     5.80%           5.88%
--------------------------------------------------------------------------------
LB U.S. Aggregate Index(3)                      4.33%     5.06%           4.84%
--------------------------------------------------------------------------------
Moderately Conservative Fund
Composite Index(4)                              8.94%     5.05%           5.00%
--------------------------------------------------------------------------------

1 The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.

2 These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

3 The Lehman Brothers (LB) U.S. Aggregate Index, the Fund's primary index, is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the LB U.S. Aggregate Index (35%), the Citigroup 3 Month T-Bill Index (25%) and the S&P 500 Index (40%). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                               CORE ASSET ALLOCATION SERIES | 21

FUND SUMMARIES | Nationwide NVIT Investor Destinations Moderately Conservative Fund (CONT.)


FEES AND EXPENSES


This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Moderately Conservative Fund, depending on the share class you select. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                                          N/A       1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                             0.13%      0.13%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                    0.25%      0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                           0.19%      0.19%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                                             0.57%      0.57%
--------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(4)                         0.28%      0.28%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES(5)                                   0.85%      0.85%
--------------------------------------------------------------------------------


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees".

3 "Other Expenses" include administrative services fees which currently are 0.15% and 0.15% for Class II and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, would be 0.95% and 0.95% for Class II and Class VI shares, respectively.

4 The Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Fund's fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation changes from that shown on p. 3.

5 When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. Because the Fund invests primarily in other NVIT Funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charges for buying and selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual acquired fund operating expenses vary depending on how the Fund's assets are spread among the underlying investments.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class VI shares of the Fund, the example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee generally will be assessed in addition to the Moderately Conservative Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Moderately Conservative Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YR    3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Moderately Conservative Fund -
Class II Shares                                  $ 87    $ 271   $ 471   $1,049
--------------------------------------------------------------------------------
Moderately Conservative Fund -
Class VI Shares                                    87      271     471    1,049
--------------------------------------------------------------------------------


22 | CORE ASSET ALLOCATION SERIES

FUND SUMMARIES | Nationwide NVIT Investor Destinations Conservative Fund


OBJECTIVE AND PRINCIPAL STRATEGIES


The Nationwide NVIT Investor Destinations Conservative Fund (the "Conservative Fund") seeks a high level of total return consistent with a conservative level of risk as compared to the other Investor Destinations Funds.


PRINCIPAL STRATEGIES OF THE FUND


To achieve its objective, the Conservative Fund allocates its assets among the asset classes below so that approximately 5%-15% of the value of its assets are in short-term investments; 60%-70% are in bonds; and 10%-20% are in U.S. stocks of various capitalization levels, but primarily, large cap stocks (5%-15%). The Conservative Fund implements this allocation by investing primarily in the Underlying Funds, described above which, in turn, invest in the following types of securities with the goal of matching a specific bond or stock index. The Conservative Fund has a proposed allocation mix of investments among some or all of the six asset classes shown below. The Conservative Fund's allocation primarily focuses on bonds and short-term investments while including some stock investments for long-term growth. The Conservative Fund's currently anticipated allocation ranges for each asset class are summarized in the table below. SHORTER TERM ALLOCATIONS MAY VARY FROM THE TARGET ALLOCATION.


ASSET CLASS                                                 TARGET ALLOCATIONS
--------------------------------------------------------------------------------
U.S. Stocks                                                           10% - 20%
--------------------------------------------------------------------------------
   Large Cap Stocks                                       5% - 15%
--------------------------------------------------------------------------------
   Mid Cap Stocks                                         0% - 10%
--------------------------------------------------------------------------------
   Small Cap Stocks                                       0% - 10%
--------------------------------------------------------------------------------
International Stocks                                                   0% - 10%
--------------------------------------------------------------------------------
Bonds                                                                 60% - 70%
--------------------------------------------------------------------------------
Short-Term Investments                                                 5% - 15%
--------------------------------------------------------------------------------
TOTAL ALLOCATION                                                           100%
--------------------------------------------------------------------------------

These allocations are projections only and may be changed from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. The portfolio management team monitors the Conservative Fund's holdings and cash flow and will periodically adjust the Conservative Fund's asset allocation to realign it with its profile and individual strategies. The portfolio management team evaluates the Conservative Fund's asset allocation on an ongoing basis in view of its respective risk profile and strategies. This means that allocation changes will be made as needed in the view of the portfolio management team. The portfolio management team applies a long-term investment horizon with respect to the Conservative Fund, and therefore, allocation changes may not be made in response to short-term market conditions.

THE CONSERVATIVE FUND IS INTENDED FOR INVESTORS WHO HAVE A LOW TOLERANCE FOR RISK AND WHOSE PRIMARY GOAL IS INCOME, OR WHO HAVE A SHORT TIME HORIZON.

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUND

o     SHORT-TERM INVESTMENTS:


      The Underlying Funds in which the Fund will invest, will in turn, invest in one or more short-term investments (5%-15%).


o     BONDS:

      The Underlying Funds in which the Fund will invest, will in turn, invest in bonds (60%-70%).

o     U.S. STOCKS:


      The Underlying Funds in which the Fund will invest, will in turn, invest in U.S. stocks (10%-20%).

For more information about the securities in which the Underlying Funds will invest see "More About The Funds - Principal Investment Strategies of the Underlying Funds and Other Investments of the Funds".

While an investor may be able to invest in certain of the Underlying Funds (some of which are available to contract holders directly through their contracts), you should not expect to achieve the same results by investing directly in the Underlying Funds and short-term investments as you would receive by investing in the Fund because the Fund offers professional asset allocation and an added measure of diversification. The portfolio management team monitors the Fund's holdings and cash flow and periodically adjusts the Fund's allocation mix to keep the Fund closely aligned to its investment objective and strategies in changing market conditions. Underlying Funds may be added or removed from the Fund's allocation mix without notice to investors.

Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


                                               CORE ASSET ALLOCATION SERIES | 23

PRINCIPAL RISKS

RISKS APPLICABLE TO THE CONSERVATIVE FUND

o INVESTMENT RISK. The Fund is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in the Conservative Fund will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of the Conservative Fund's investments decreases.


o MANAGEMENT RISK. The portfolio management team will apply its investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Conservative Fund's ability to achieve its investment goal is subject to the Adviser's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, the portfolio management team may alter the asset allocation of the Fund at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

o STRATEGY RISK. There is the risk that the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect. Finally there is no guarantee that the Underlying Funds will achieve their investment objective. Because the Conservative Fund is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid-cap stocks, as well as bonds and short-term investments, the Conservative Fund is more subject to the risks associated with those investments such as STOCK MARKET RISK, FOREIGN RISK, MID-CAP RISK, INTEREST RATE RISK, INFLATION RISK, CREDIT RISK and THE RISKS OF SHORT-TERM INVESTMENTS.

o RISKS APPLICABLE TO A FUND OF FUNDS STRUCTURE. There are certain risks associated with a structure whereby the Conservative Fund invests primarily in other mutual funds. In managing the Conservative Fund, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because advisory fees paid to the Adviser by some Underlying Funds are higher than fees paid by the Conservative Fund. It is important to note, however, that, the Adviser has a fiduciary duty to the Conservative Fund and must act in the Fund's best interest. For more information on these risks, please read "More about the Funds - Principal Risks."


RISKS APPLICABLE TO THE UNDERLYING INVESTMENTS

The Conservative Fund's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives. Consequently, the Conservative Fund is subject to the particular risks of the Underlying Funds in the proportions in which the Fund invests in them. The principal risks associated with the Underlying Funds and investments are summarized below.


o RISKS ASSOCIATED WITH INDEX FUNDS. Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

o INTEREST RATE AND INFLATION RISK (BONDS). Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes. The Conservative Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Conservative Fund.

o CREDIT RISK (BONDS). Credit risk is the risk that the issuer of a debt security will be unable to make required interest payments and/or principal repayments when they are due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Underlying Fund owns.


24 | CORE ASSET ALLOCATION SERIES

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Conservative Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association ("GNMA") pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk. Other securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government, and are supported only by the credit of the issuer.


Government agency or instrumentality issues have different levels of credit support. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.


Securities in which an Underlying Fund or short-term investment will invest generally will be rated within the top four rating categories by a nationally recognized statistical rating organization. Ratings of securities purchased by an Underlying Fund or short-term investment are determined at the time of investment to be within the top four rating categories. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund or short-term investment to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Obligations rated in the fourth highest rating category by any nationally recognized statistical rating organization are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      o STOCK MARKET RISK (U.S. STOCKS). The Conservative Fund could lose value if the individual stocks in which the Underlying Funds have invested and/or overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


      o SHORT-TERM INVESTMENTS. The risks that apply to bonds, as described above, also apply to short-term investments, but to a lesser degree. This is because the Conservative Fund's short-term investments are investing in securities that have shorter maturities and are often of higher quality than those of bonds.


For additional information about the Fund's investments and risks, see "More about the Funds".


                                               CORE ASSET ALLOCATION SERIES | 25

PERFORMANCE

The following bar chart and table show two aspects of the Conservative Fund: volatility and performance. The bar chart shows the volatility-- or variability-- of the Conservative Fund's annual total return over time, and show that Fund performance can change from year to year. The table shows the Conservative Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Conservative Fund. Remember, however, that past performance is not necessarily an indication of how the Conservative Fund will perform in the future.

ANNUAL RETURN - CONSERVATIVE FUND CLASS II
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                       2002     2003     2004     2005     2006
                      -------------------------------------------
                        0.4%     7.9%     4.7%     3.3%     6.2%


BEST QUARTER:   4.3% - 2ND QTR. OF 2003
WORST QUARTER: -2.0% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                   1 YR   5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Conservative Fund-Class II shares                  6.16%   4.46%          4.48%
--------------------------------------------------------------------------------
Conservative Fund-Class VI shares(2)               6.13%   4.50%          4.53%
--------------------------------------------------------------------------------
LB U.S. Aggregate Index(3)                         4.33%   5.05%          4.84%
--------------------------------------------------------------------------------
Conservative Fund Composite Index(4)               6.76%   4.21%          4.14%
--------------------------------------------------------------------------------

1 The Fund began operations on December 12, 2001. Existing shares were designated Class II shares as of April 30, 2004.

2 These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the previous performance of the Fund's Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares' returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

3 The LB U.S. Aggregate Index, the Fund's primary index, is an unmanaged, market value-weighted index of investment grade fixed rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the Citigroup 3 Month T-Bill Index (45%), the LB U.S. Aggregate Index (35%) and the S&P 500 Index (20%). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


26 | CORE ASSET ALLOCATION SERIES

FEES AND EXPENSES


This table describes the direct and indirect fees and expenses that you may pay when buying and holding shares of the Conservative Fund, depending on the share class you select. Regardless of which share class you select, you will indirectly bear a proportion of the applicable expenses of the Underlying Funds.

                                                           CLASS II   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                             N/A        N/A
--------------------------------------------------------------------------------
Short Term Trading Fees (as a percentage
of amount redeemed)(2)                                          N/A       1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                             0.13%      0.13%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                    0.25%      0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                           0.19%      0.19%
--------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                                             0.57%      0.57%
--------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(4)                         0.28%      0.28%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES(5)                                   0.85%      0.85%
--------------------------------------------------------------------------------


1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be assessed for any Class VI shares redeemed/exchanged within 60 days after the date they were acquired, except as described in "Buying and Selling Fund Shares - Short-Term Trading Fees".

3 "Other Expenses" include administrative services fees which currently are 0.15% and 0.15% for Class II and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.95% and 0.95% for Class II and Class VI shares, respectively.

4 The Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses are in addition to the "Total Direct Annual Fund Operating Expenses" described in the Fund's fee table above and those included in the prospectus for the variable insurance contract, and may change from time to time. Actual expenses will differ when the Fund's allocation changes from that shown on p. 3.

5 When the Fund is chosen as an investment option within variable insurance contracts, the contractholder will be responsible for: (1) direct expenses charged by the variable insurance contract; and (2) the indirect expenses of the Fund and the Underlying Funds. Because the Fund invests primarily in other NVIT Funds, it is a shareholder of those Underlying Funds. The Underlying Funds do not charge the Fund any sales charges for buying and selling shares. However, the Fund indirectly pays a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee table above. Actual acquired fund operating expenses vary depending on how the Fund's assets are spread among the underlying investments.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Conservative Fund with other mutual funds. The example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class VI shares of the Conservative Fund, the example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee generally will be assessed in addition to the Conservative Fund operating expenses; as a result, the expenses and other charges you will pay if you engage in short-term trading will be higher than if you hold your Class VI shares for the entire period.

The example assumes that you invest $10,000 in the Conservative Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses and the expense limitations of the Underlying Funds for one year. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Conservative Fund - Class II Shares               $ 87   $ 271   $ 471   $1,049
--------------------------------------------------------------------------------
Conservative Fund - Class VI Shares                 87     271     471    1,049
--------------------------------------------------------------------------------


                                               CORE ASSET ALLOCATION SERIES | 27

MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS OF THE FUNDS


The Nationwide NVIT Investor Destinations Funds are designed to provide diversification across major asset classes through investments in the Underlying Funds and other investments as described in the Fund Summaries.

The asset classes (Underlying Funds and other investments) present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. Each of the five Investor Destinations Funds will be impacted by these risks depending on the extent to which it invests in a particular asset class. Please refer to "Principal Risks of the Underlying Funds and Other Investments" for a discussion of some of these risks. Additional information about the asset classes, investment strategies and the risks of the Funds, as well as the investment techniques of the Underlying Funds, is included above and in the SAI. To obtain a copy of the SAI, see the back cover of the prospectus.

Certain variable insurance contracts may offer subaccounts that invest in some of the Underlying Funds directly. Because an investor is investing indirectly through the Nationwide NVIT Investor Destinations Funds, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, distribution, and custodian fees), as well as the expenses of the particular Investor Destinations Fund. Although each respective Investor Destinations Fund will charge a Rule 12b-1 fee, the Underlying Funds will not charge any front-end sales load, contingent deferred sales charge or Rule 12b-1 fee when selling shares to the Investor Destinations Funds so there is no duplication of these fees or charges.


Following are descriptions of the underlying investments selected for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix. Prospectuses for the Underlying Funds and short-term investments include more information and can be requested using the addresses and telephone numbers on the back of this Prospectus.

U.S. STOCKS - LARGE CAP


NVIT S&P 500 Index Fund seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER LARGE-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P 500 INDEX.

U.S. STOCKS - MID CAP


NVIT Mid Cap Index Fund seeks to match the performance of the S&P Mid Cap 400 Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400 is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400 as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER MID-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P MID CAP 400 INDEX.

U.S. STOCKS - SMALL CAP


NVIT Small Cap Index Fund seeks to match the performance of the Russell 2000 Index as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000 Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER SMALL-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE RUSSELL 2000 INDEX.

28 | CORE ASSET ALLOCATION SERIES

INTERNATIONAL STOCKS


NVIT International Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER INTERNATIONAL INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE MSCI EAFE INDEX.

BONDS


NVIT Bond Index Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of U.S. dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or have the same characteristics of the bonds comprising the Index and in derivative instruments linked to the Index. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.


The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.

THE FUNDS MAY ALSO INVEST IN OTHER BOND INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE INDEX.

SHORT-TERM INVESTMENTS


NVIT Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations on an investor's account value. Under normal market conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the Fund's duration or to minimize fluctuation of the Fund's market value.

Nationwide NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.


THE FUNDS MAY ALSO INVEST IN OTHER SHORT-TERM INVESTMENTS.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS AND OTHER INVESTMENTS

There are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks are summarized below.

PERFORMANCE RISK. The assets of each Fund are invested in Underlying Funds and short-term investments, which means that the investment performance of each Fund is directly related to the investment performance of these underlying investments held by the Fund. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund's assets among the underlying investments and the ability of an underlying investment to meet its own investment objective. It is possible that an underlying investment will fail to execute its investment strategies effectively. As a result, an underlying investment may not meet its investment objective, which would affect a Fund's investment performance. There can be no assurance that the investment objective of any Fund or any underlying investment will be achieved.

                                               CORE ASSET ALLOCATION SERIES | 29

MODIFICATIONS TO THE UNDERLYING FUNDS. Any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.

ASSET ALLOCATION RISK. Because the Underlying Funds and short-term investments represent different asset classes, each Investor Destinations Fund is subject to different levels and combinations of risk, depending on that particular Fund's asset allocation.


TEMPORARY INVESTMENTS. Generally each of the Funds (including the Underlying Funds) will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if the Adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


30 | CORE ASSET ALLOCATION SERIES

MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. The Adviser was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, the Adviser is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser allocates the Funds' assets according to their target allocations for each asset class and the Underlying Funds. The Adviser then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays the Adviser an annual management fee. This is in addition to the indirect fees that the Funds pay as shareholders of the underlying investments. The Adviser believes and the Board of Trustees concurs that the fees paid to the Adviser are for services in addition to the services provided by the underlying investments and do not duplicate those services.

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The annual management fee paid by each Fund to the Adviser for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets was 0.13%.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend the hiring of a subadviser, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT


William H. Miller, Senior Portfolio Manager, is portfolio manager of the Funds and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Miller joined the Adviser in July 1999 and has managed the Funds since March 2000. He is also the portfolio manager of the Nationwide Investor Destinations Funds and the Nationwide Optimal Allocations Funds, which are other asset allocation funds offered by Nationwide Funds Group.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds managed by the portfolio manager, if any.


                                               CORE ASSET ALLOCATION SERIES | 31

BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE FUNDS


Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively "Nationwide") to fund benefits payable under variable insurance policies and variable annuity contracts (collectively, variable insurance contracts) under the Funds' "Mixed and Shared" Exemptive Order ("Order"). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as "mixed funding." Class II shares may also be sold to separate accounts of other unaffiliated insurance companies in the future under such Order which permits both affiliated and unaffiliated insurance companies to use the Funds as underlying investment vehicles for their separate accounts. This is known as "shared funding." Class VI shares generally are subject to a short-term trading fee as described below. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Funds' Order, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agents. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.


To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


As "Funds of Funds" the Funds' assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset value. Each Fund and each Underlying Fund values its respective assets at current market prices where current market prices are readily available.

As the Funds invest to varying degrees in Underlying Funds that, in turn, invest in foreign securities, the Aggressive Fund and the Moderately Aggerssive Fund may be subject to Fair Value pricing more frequently than Funds which do not hold foreign securities.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


32 | CORE ASSET ALLOCATION SERIES

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES


Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Funds are intended for investors with relatively long time horizons, those Funds that invest in foreign securities, particularly the Aggressive Fund and Moderately Aggressive Fund, may be at greater risk for excessive trading because these Funds, respectively, invest between 25%-35% and 20%-30% of their assets in international securities, specifically, in the NVIT International Index Fund which, in turn, invests at least 80% of its assets in international securities. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


                                               CORE ASSET ALLOCATION SERIES | 33

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class VI shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or ominous account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, the Funds have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in Class VI shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class VI shares for 60 days or less. For this purpose, if Class VI shares were purchased on separate days, the shares held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class VI shares held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.


34 | CORE ASSET ALLOCATION SERIES

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:


o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;


o variable insurance contract withdrawals or loans, including required minimum distributions and


o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and/or Class VI shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VI shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II and Class VI shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.


                                               CORE ASSET ALLOCATION SERIES | 35

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


36 | CORE ASSET ALLOCATION SERIES

DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                               CORE ASSET ALLOCATION SERIES | 37

FINANCIAL HIGHLIGHTS | Nationwide NVIT Investor Destinations Aggressive Fund

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                         DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                Net Realized
                                                                         and
SELECTED DATA                          Net Asset                  Unrealized
FOR EACH SHARE                            Value,         Net  Gains (Losses)   Total from          Net
OF CAPITAL                          Beginning of  Investment              on   Investment   Investment  Net Realized          Total
OUTSTANDING                               Period      Income     Investments   Activities       Income         Gains  Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002              $10.11        0.09           (1.96)       (1.87)       (0.09)            -          (0.09)
Year Ended December 31, 2003              $ 8.15        0.12            2.46         2.58        (0.12)        (0.12)         (0.24)
Year Ended December 31, 2004 (b)          $10.49        0.17            1.28         1.45        (0.17)        (0.25)         (0.42)
Year Ended December 31, 2005              $11.52        0.22            0.68         0.90        (0.22)        (0.23)         (0.45)
Year Ended December 31, 2006              $11.97        0.20            1.78         1.98        (0.26)        (0.18)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------

CLASS VI SHARES
Period Ended December 31, 2004 (e)        $10.52        0.17            1.15         1.32        (0.17)        (0.15)         (0.32)
Year Ended December 31, 2005              $11.52        0.23            0.68         0.91        (0.24)        (0.23)         (0.47)
Year Ended December 31, 2006              $11.96        0.20            1.77         1.97        (0.28)        (0.18)         (0.46)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
SELECTED DATA                                                                                            Investment
FOR EACH SHARE                  Net Asset                     Net Assets at  Ratio of Expenses     Income (Loss) to
OF CAPITAL                     Value, End                     End of Period     to Average Net          Average Net       Portfolio
OUTSTANDING                     of Period  Total Return              (000s)             Assets               Assets     Turnover(a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002       $ 8.15        (18.50%)          $ 19,493               0.56%                1.41%        111.74%
Year Ended December 31, 2003       $10.49         31.87%           $ 94,500               0.55%                1.60%         49.13%
Year Ended December
   31, 2004 (b)                    $11.52         14.03%           $332,097               0.56%                2.13%         18.26%
Year Ended December 31, 2005       $11.97          7.93%           $577,843               0.56%                2.04%          9.12%
Year Ended December 31, 2006       $13.51         16.87%           $727,599               0.57%                1.56%          7.82%
-----------------------------------------------------------------------------------------------------------------------------------

CLASS VI SHARES
Period Ended December
   31, 2004 (e)                    $11.52         12.58%(c)        $    440               0.41%(d)             3.59%(d)      18.26%
Year Ended December 31, 2005       $11.96          7.95%           $  7,303               0.51%                3.82%          9.12%
Year Ended December 31, 2006       $13.47         16.92%           $ 11,389               0.56%                1.72%          7.82%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)   Not annualized.

(d)   Annualized.

(e) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


38 | CORE ASSET ALLOCATION SERIES

FINANCIAL HIGHLIGHTS | Nationwide NVIT Investor Destinations Moderately Aggressive Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                         DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                Net Realized
                                                                         and
SELECTED DATA                          Net Asset                  Unrealized
FOR EACH SHARE                            Value,         Net  Gains (Losses)   Total from          Net
OF CAPITAL                          Beginning of  Investment              on   Investment   Investment  Net Realized          Total
OUTSTANDING                               Period      Income     Investments   Activities       Income         Gains  Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002              $10.09        0.12           (1.59)       (1.47)       (0.12)        (0.01)         (0.13)
Year Ended December 31, 2003              $ 8.49        0.14            2.10         2.24        (0.13)            -          (0.13)
Year Ended December 31, 2004 (b)          $10.60        0.19            1.08         1.27        (0.19)        (0.16)         (0.35)
Year Ended December 31, 2005              $11.52        0.24            0.57         0.81        (0.24)        (0.24)         (0.48)
Year Ended December 31, 2006              $11.85        0.23            1.45         1.68        (0.27)        (0.16)         (0.43)
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (e)        $10.63        0.17            0.98         1.15        (0.17)        (0.10)         (0.27)
Year Ended December 31, 2005              $11.51        0.25            0.57         0.82        (0.26)        (0.24)         (0.50)
Year Ended December 31, 2006              $11.83        0.24            1.44         1.68        (0.29)        (0.16)         (0.45)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
SELECTED DATA                                                                                             Investment
FOR EACH SHARE                  Net Asset                     Net Assets at  Ratio of Expenses      Income (Loss) to
OF CAPITAL                     Value, End                     End of Period     to Average Net           Average Net      Portfolio
OUTSTANDING                     of Period   Total Return             (000s)             Assets                Assets    Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002       $ 8.49         (14.59%)       $   71,962               0.56%                 1.89%         43.38%
Year Ended December 31, 2003       $10.60          26.64%        $  290,666               0.56%                 1.73%         22.22%
Year Ended December
   31, 2004 (b)                    $11.52          12.09%        $  734,244               0.55%                 2.11%         11.44%
Year Ended December 31, 2005       $11.85           7.07%        $1,202,098               0.57%                 2.23%          7.53%
Year Ended December 31, 2006       $13.10          14.54%        $1,880,752               0.57%                 1.97%          5.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December
   31, 2004 (e)                    $11.51          10.92%(c)     $    2,751               0.41%(d)              4.26%(d)      11.44%
Year Ended December 31, 2005       $11.83           7.16%        $    7,575               0.48%                 2.59%          7.53%
Year Ended December 31, 2006       $13.06          14.56%        $   12,111               0.56%                 1.99%          5.40%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)   Not annualized.

(d)   Annualized.

(e) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


                                               CORE ASSET ALLOCATION SERIES | 39

FINANCIAL HIGHLIGHTS | Nationwide NVIT Investor Destinations Moderate Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                         DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Net Realized
                                                                         and
SELECTED DATA                          Net Asset                  Unrealized
FOR EACH SHARE                            Value,         Net  Gains (Losses)   Total from         Net
OF CAPITAL                          Beginning of  Investment              on   Investment  Investment  Net Realized          Total
OUTSTANDING                               Period      Income     Investments   Activities      Income         Gains  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002              $10.06        0.15           (1.11)       (0.96)      (0.15)        (0.01)         (0.16)
Year Ended December 31, 2003              $ 8.94        0.17            1.60         1.77       (0.17)            -          (0.17)
Year Ended December 31, 2004 (b)          $10.54        0.21            0.78         0.99       (0.21)        (0.06)         (0.27)
Year Ended December 31, 2005              $11.26        0.26            0.33         0.59       (0.26)        (0.19)         (0.45)
Year Ended December 31, 2006              $11.40        0.26            1.01         1.27       (0.28)        (0.11)         (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (e)        $10.54        0.19            0.72         0.91       (0.19)        (0.02)         (0.21)
Year Ended December 31, 2005              $11.24        0.27            0.33         0.60       (0.27)        (0.19)         (0.46)
Year Ended December 31, 2006              $11.38        0.26            1.02         1.28       (0.30)        (0.11)         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
SELECTED DATA                                                                                            Investment
FOR EACH SHARE                  Net Asset                    Net Assets at  Ratio of Expenses      Income (Loss) to
OF CAPITAL                     Value, End                    End of Period     to Average Net           Average Net       Portfolio
OUTSTANDING                     of Period  Total Return             (000s)             Assets                Assets     Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002       $ 8.94         (9.60%)       $  165,555               0.56%                 2.41%          21.58%
Year Ended December 31, 2003       $10.54         20.05%        $  566,916               0.56%                 2.01%           9.90%
Year Ended December
   31, 2004 (b)                    $11.26          9.54%        $1,118,116               0.56%                 2.19%           5.54%
Year Ended December 31, 2005       $11.40          5.34%        $1,596,055               0.56%                 2.41%           4.20%
Year Ended December 31, 2006       $12.28         11.35%        $2,503,358               0.57%                 2.32%           5.69%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December
   31, 2004 (e)                    $11.24          8.72%(c)     $    9,384               0.41%(d)              3.84%(d)        5.54%
Year Ended December 31, 2005       $11.38          5.50%        $   15,820               0.47%                 2.56%           4.20%
Year Ended December 31, 2006       $12.25         11.44%        $   21,038               0.56%                 2.30%           5.69%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)   Not annualized.

(d)   Annualized.

(e) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


40 | CORE ASSET ALLOCATION SERIES

FINANCIAL HIGHLIGHTS | Nationwide NVIT Investor Destinations Moderately Conservative Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                      DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Net Realized
                                                                         and
SELECTED DATA                          Net Asset                  Unrealized
FOR EACH SHARE                            Value,         Net  Gains (Losses)  Total from         Net
OF CAPITAL                          Beginning of  Investment              on  Investment  Investment  Net Realized           Total
OUTSTANDING                               Period      Income     Investments  Activities      Income         Gains   Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002              $10.04        0.18           (0.60)      (0.42)      (0.18)        (0.01)          (0.19)
Year Ended December 31, 2003              $ 9.43        0.21            1.07        1.28       (0.21)        (0.02)          (0.23)
Year Ended December 31, 2004 (b)          $10.48        0.23            0.50        0.73       (0.23)        (0.07)          (0.30)
Year Ended December 31, 2005              $10.91        0.28            0.20        0.48       (0.28)        (0.20)          (0.48)
Year Ended December 31, 2006              $10.91        0.30            0.60        0.90       (0.31)        (0.15)          (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (e)        $10.44        0.20            0.49        0.69       (0.20)        (0.03)          (0.23)
Year Ended December 31, 2005              $10.90        0.30            0.20        0.50       (0.30)        (0.20)          (0.50)
Year Ended December 31, 2006              $10.90        0.30            0.59        0.89       (0.32)        (0.15)          (0.47)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Ratio of Net
SELECTED DATA                                                                                            Investment
FOR EACH SHARE                    Net Asset                   Net Assets at  Ratio of Expenses     Income (Loss) to
OF CAPITAL                       Value, End                   End of Period     to Average Net          Average Net     Portfolios
OUTSTANDING                       of Period  Total Return            (000s)             Assets               Assets     Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002         $ 9.43         (4.15%)        $ 95,669               0.56%                2.96%          35.19%
Year Ended December 31, 2003         $10.48         13.70%         $258,529               0.56%                2.32%          12.61%
Year Ended December 31, 2004 (b)     $10.91          7.16%         $425,066               0.56%                2.35%           7.18%
Year Ended December 31, 2005         $10.91          4.49%         $525,426               0.56%                2.66%          11.32%
Year Ended December 31, 2006         $11.35          8.42%         $633,782               0.57%                2.69%          17.68%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31,
   2004 (e)                          $10.90          6.67%(c)      $    719               0.41%(d)             3.37%(d)        7.18%
Year Ended December 31, 2005         $10.90          4.65%         $  4,265               0.48%                2.65%          11.32%
Year Ended December 31, 2006         $11.32          8.39%         $  3,632               0.57%                2.65%          17.68%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)   Not annualized.

(d)   Annualized.

(e) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


                                               CORE ASSET ALLOCATION SERIES | 41

FINANCIAL HIGHLIGHTS | Nationwide NVIT Investor Destinations Conservative Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------

                                                                Net Realized
                                                                         and
SELECTED DATA                          Net Asset                  Unrealized
FOR EACH SHARE                            Value,         Net  Gains (Losses)  Total from         Net
OF CAPITAL                          Beginning of  Investment              on  Investment  Investment  Net Realized         Total
OUTSTANDING                               Period      Income     Investments  Activities      Income         Gains  Distributions
---------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002              $10.01        0.21           (0.18)       0.03       (0.21)           --         (0.21)
Year Ended December 31, 2003              $ 9.83        0.24            0.53        0.77       (0.24)        (0.04)        (0.28)
Year Ended December 31, 2004 (b)          $10.32        0.24            0.23        0.47       (0.24)        (0.10)        (0.34)
Year Ended December 31, 2005              $10.45        0.29            0.05        0.34       (0.29)        (0.23)        (0.52)
Year Ended December 31, 2006              $10.27        0.32            0.29        0.61       (0.32)        (0.10)        (0.42)
---------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (e)        $10.26        0.21            0.25        0.46       (0.21)        (0.06)        (0.27)
Year Ended December 31, 2005              $10.45        0.31            0.04        0.35       (0.31)        (0.23)        (0.54)
Year Ended December 31, 2006              $10.26        0.31            0.29        0.60       (0.33)        (0.10)        (0.43)
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Ratio of Net
SELECTED DATA                                                                                          Investment
FOR EACH SHARE                 Net Asset                     Net Asset at  Ratio of Expenses     Income (Loss) to
OF CAPITAL                    Value, End                    End of Period     to Average Net          Average Net      Portfolio
OUTSTANDING                    of Period  Total Return             (000s)             Assets               Assets     Turnover(a)
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002      $ 9.83          0.40%          $ 90,358               0.56%                3.30%          28.70%
Year Ended December 31, 2003      $10.32          7.91%          $ 90,624               0.56%                2.55%          24.84%
Year Ended December 31,
   2004 (b)                       $10.45          4.65%          $256,277               0.56%                2.39%          15.34%
Year Ended December 31, 2005      $10.27          3.31%          $280,331               0.57%                2.79%          30.49%
Year Ended December 31, 2006      $10.46          6.16%          $304,610               0.57%                3.10%          45.93%
----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31,
   2004 (e)                       $10.45          4.48%(c)       $  1,454               0.41%(d)             3.00%(d)       15.34%
Year Ended December 31, 2005      $10.26          3.39%          $  4,645               0.47%                2.95%          30.49%
Year Ended December 31, 2006      $10.43          6.13%          $  5,942               0.57%                3.13%          45.93%
----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) On April 30, 2004, the existing share Class of the Fund was renamed Class II Shares.

(c)   Not annualized.

(d)   Annualized.

(e) For the period from April 30, 2004 (commencement of operations) through December 31, 2004.


42 | CORE ASSET ALLOCATION SERIES

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                              PR-NVIT-CAA [5/07]

NATIONWIDE Variable Insurance Trust

INTERNATIONAL Series
Gartmore NVIT Emerging Markets Fund
Gartmore NVIT International Growth Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                              [NATIONWIDE LOGO]  NATIONWIDE
                                                                 Funds(SM)
                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


       3   SECTION 1 - FUND SUMMARIES AND PERFORMANCE
           Gartmore NVIT Emerging Markets Fund
           Gartmore NVIT International Growth Fund
           Key Terms

      10   SECTION 2 - FUND DETAILS
           Additional Information about Investments, Investment Techniques and Risks

      12   SECTION 3 - FUND MANAGEMENT
           Investment Adviser
           Subadviser
           Management Fees
           Performance-Based Fees
           Multi-Manager Structure
           Portfolio Management
           Additional Information about the Portfolio Managers

      15   SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
           Choosing a Share Class
           Purchase Price
           Fair Valuation
           In-Kind Purchases
           Selling Shares
           Restrictions on Sales
           Excessive or Short-Term Trading
           Monitoring of Trading Activity
           Restrictions on Transactions
           Short-Term Trading Fees
           Distribution and Services Plans
           Revenue Sharing

      19   SECTION 5 - DISTRIBUTIONS AND TAXES
           Dividends and Distributions
           Tax Status

      20   SECTION 6 - FINANCIAL HIGHLIGHTS


                                                        INTERNATIONAL SERIES | 1

NVIT International Series

INTRODUCTION TO THE INTERNATIONAL SERIES

This prospectus provides information about two funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

Gartmore NVIT Emerging Markets Fund
Gartmore NVIT International Growth Fund


These Funds are primarily intended:

o to help investors seek to grow their capital by pursuing investment opportunities outside the United States


Since the Funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Funds may not be appropriate for all investors. To decide if one or more of the Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o     Class I

o     Class II

o     Class III

o     Class VI*


* Gartmore NVIT International Growth Fund currently does not offer Class VI shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund may employ a "multi-manager" structure which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser") as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management-Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 9.

2 | INTERNATIONAL SERIES

SECTION 1 | Gartmore NVIT Emerging Markets Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, EMERGING MARKET COUNTRIES. The Fund emphasizes companies that the portfolio manager believes have the potential to deliver unexpected earnings.

The portfolio manager looks for emerging markets that he believes offer the potential for strong economic growth, and tries to avoid emerging markets he believes might be politically or economically unstable. The portfolio manager assesses the valuation and growth rates both of a particular company and of the emerging market where the company is located. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.


The portfolio manager typically sells a security if it appears to no longer offer the potential for unexpected earnings. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has chosen Gartmore Global Partners ("GGP") as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the portfolio manager may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.


If the value of the Fund's investments goes down, you may lose money.

                                                        INTERNATIONAL SERIES | 3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                 2001     2002    2003    2004   2005   2006
                 --------------------------------------------
                 -5.2%   -15.2%   65.3%   20.7%  32.6%  36.7%


BEST QUARTER: 28.8% - 4TH QTR. OF 2001
WORST QUARTER: -27.8% - 3RD QTR. OF 2001


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                           SINCE
                                                    1 YR    5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                                 36.72%   25.13%         13.14%
--------------------------------------------------------------------------------
Class II Shares(3)                                36.31%   24.82%         12.85%
--------------------------------------------------------------------------------
Class III Shares(3)                               36.64%   25.13%         13.14%
--------------------------------------------------------------------------------
Class VI Shares(3)                                36.56%   24.92%         12.93%
--------------------------------------------------------------------------------
MSCI Emerging Markets Index(4)                    32.59%   26.97%         15.92%
--------------------------------------------------------------------------------


1     The Fund commenced operations on August 30, 2000.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (March 4, 2002), Class III shares (May 2, 2002), and Class VI shares (April 28, 2004) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class II, Class III, and Class VI shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares' annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I shares. Returns for Class III shares and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

4 The Morgan Stanley Capital International ("MSCI") Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging country markets. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


4 | INTERNATIONAL SERIES

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                                CLASS I   CLASS II   CLASS III   CLASS VI
----------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment) (1)           N/A        N/A         N/A        N/A
----------------------------------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed or
   exchanged) (2)                                                   N/A        N/A        1.00%      1.00%
----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets)
----------------------------------------------------------------------------------------------------------
   Management Fees (3)                                             1.05%      1.05%       1.05%      1.05%
----------------------------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                        None       0.25%       None       0.25%
----------------------------------------------------------------------------------------------------------
   Other Expenses (4)                                              0.28%      0.28%       0.28%      0.13%
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES) (5)                          1.33%      1.58%       1.33%      1.43%
----------------------------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired except as described in
      Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.95% at its lowest to 1.15% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.15%, 0.15%, 0.15%, and 0.00% for Class I, Class II, Class III and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.43%, 1.68%, 1.43% and 1.68% for Class I, Class II, Class III and Class VI shares, respectively.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III and Class VI shares of the Fund, the Example does not include the effect of the short-term trading fee. If you sell your Class III and Class VI shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III or Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                                          $ 135   $ 421   $ 729   $ 1,601
--------------------------------------------------------------------------------
Class II                                           161     499     860     1,878
--------------------------------------------------------------------------------
Class III                                          135     421     729     1,601
--------------------------------------------------------------------------------
Class VI                                           146     452     782     1,713
--------------------------------------------------------------------------------


                                                        INTERNATIONAL SERIES | 5

SECTION 1 | Gartmore NVIT International Growth Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be EMERGING MARKET COUNTRIES. The Fund employs a GROWTH STYLE of investing, which emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings.

The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus. The portfolio managers select securities of companies they believe have the potential to deliver unexpected earnings and have prospects for earnings growth that the market has underestimated.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.


The Adviser has chosen Gartmore Global Partners ("GGP") as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


PORTFOLIO TURNOVER - the portfolio managers may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.


If the value of the Fund's investments goes down, you may lose money.

6 | INTERNATIONAL SERIES

SECTION 1 | Gartmore NVIT International Growth Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                  2001     2002    2003    2004    2005    2006
                 -----------------------------------------------
                 -28.7%   -24.1%   35.6%   14.2%   30.2%   33.0%

BEST QUARTER: 19.0% - 2ND QTR. OF 2003
WORST QUARTER: -21.5% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                           SINCE
                                                    1 YR    5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I shares(2)                                 32.96%   15.27%          3.62%
--------------------------------------------------------------------------------
Class II shares(3)                                32.55%   14.90%          3.29%
--------------------------------------------------------------------------------
Class III shares(3)                               32.95%   15.29%          3.64%
--------------------------------------------------------------------------------
MSCI All Country World ex U.S. Index(4)           27.16%   16.87%          7.55%
--------------------------------------------------------------------------------


1     The Fund commenced operations on August 30, 2000.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (December 31, 2005) and Class III shares (May 2, 2002) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class II and Class III shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. The annual returns of Class II shares have been restated to reflect the additional fees applicable to such class and therefore are lower than Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4 The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                        INTERNATIONAL SERIES | 7

SECTION 1 | Gartmore NVIT International Growth Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                                  CLASS I   CLASS II   CLASS III
-------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment) (1)             N/A        N/A         N/A
-------------------------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed) (2)       N/A        N/A        1.00%
-------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets)
-------------------------------------------------------------------------------------------------
   Management Fees (3)                                               0.90%      0.90%       0.90%
-------------------------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                          None       0.25%       None
-------------------------------------------------------------------------------------------------
   Other Expenses (4)                                                0.34%      0.41%       0.32%
-------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (5)                             1.24%      1.56%       1.22%
-------------------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI All Country World ex U.S. Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.18%, 0.25% and 0.16% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" for Class I and Class III shares at this time because the Fund does not currently sell such shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.31% and 1.31% for Class I and Class III shares, respectively.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.25% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares for the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                                           $126    $393    $681   $1,500
--------------------------------------------------------------------------------
Class II                                           159     493     850    1,856
--------------------------------------------------------------------------------
Class III                                          124     387     670    1,477
--------------------------------------------------------------------------------


8 | INTERNATIONAL SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


                                                        INTERNATIONAL SERIES | 9

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


DEPOSITARY RECEIPTS - each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the stock market, the Fund's benchmark index or other funds with similar investment objectives and strategies.


10 | INTERNATIONAL SERIES

STOCK MARKET RISK - a Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                       INTERNATIONAL SERIES | 11

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for the Funds. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees. Subject to the supervision of NFA and the Board of Trustees, GGP manages each Fund's assets in accordance with each Fund's investment objective and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decision, places purchase and sell orders for securities.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreements, if applicable) for the Funds will be available in the Funds' semiannual reports to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.


MANAGEMENT FEES


Each Fund pays the Adviser a base management fee based on each Fund's average daily net assets. The Adviser pays GGP from the management fee it receives.

PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to reward or penalize the Adviser (and subadviser) for outperforming or underperforming, respectively, each Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

FUND                                                                  BENCHMARK
--------------------------------------------------------------------------------
Gartmore NVIT Emerging Markets Fund                 MSCI Emerging Markets Index
--------------------------------------------------------------------------------
Gartmore NVIT International Growth Fund    MSCI All Country World ex U.S. Index
--------------------------------------------------------------------------------

The calculation of the total management fee is done in two separate steps. First, each Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints (the "Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments". The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at each Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays / (charges) the entire performance component of the fee to the Funds' subadviser, GGP.


OUT OR UNDERPERFORMANCE                                         CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                               +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                              +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                              +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                              +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                              +/- 0.10%
--------------------------------------------------------------------------------


These performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

UNDER THESE PERFORMANCE FEE ARRANGEMENTS, NFA (AND THE SUBADVISER) CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF A FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.


12 | INTERNATIONAL SERIES

BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

---------------------------------------------------------------------------------------------------
NET ASSETS                                                   MINIMUM FEE   BASE FEE   MAXIMUM FEE
----------------------------------------------------------   -----------   --------   -------------
GARTMORE NVIT EMERGING MARKETS FUND
On assets up to $500 million                                    0.95%        1.05%       1.15%
On assets of $500 million or more but less than $2 billion      0.90%        1.00%       1.10%
On assets of $2 billion and more                                0.85%        0.95%       1.05%

GARTMORE NVIT INTERNATIONAL GROWTH FUND
On assets up to $500 million                                    0.80%        0.90%       1.00%
On assets of $500 million or more but less than $2 billion      0.75%        0.85%       0.95%
On assets of $2 billion and more                                0.70%        0.80%       0.90%
---------------------------------------------------------------------------------------------------

ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2006 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

---------------------------------------------------------------------------------------------------
                                                                                    MANAGEMENT FEES
---------------------------------------------------------------------------------------------------
GARTMORE NVIT EMERGING MARKETS FUND*                                                    1.05%
---------------------------------------------------------------------------------------------------
GARTMORE NVIT INTERNATIONAL GROWTH FUND*                                                0.90%
---------------------------------------------------------------------------------------------------

* NWD Management & Research Trust (formerly Gartmore Global Asset Management Trust) was the investment adviser to the Funds until September 29, 2006 when it transferred all of its investment advisory responsibilities to the Adviser, its then wholly-owned subsidiary.

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by GGP. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to the Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT


GARTMORE NVIT EMERGING MARKETS FUNDS

Christopher Palmer, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. He has managed the Fund since June 2006.

Mr. Palmer joined GGP in 1995. He graduated from Colgate University in 1986 and in 1988, completed an MBA in Finance at New York University. He currently also manages or co-manages the Nationwide Emerging Markets Fund and Gartmore NVIT Developing Markets Fund.


                                                       INTERNATIONAL SERIES | 13

GARTMORE NVIT INTERNATIONAL GROWTH FUND

Brian O'Neill and Ben Walker are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. They have managed the Fund since July 1, 2004.

Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds. He currently also manages or co-manages the Nationwide International Growth Fund.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. He currently also manages or co-manages the Nationwide Global Utilities Fund, Gartmore NVIT Global Utilities Fund and Nationwide International Growth Fund.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


14 | INTERNATIONAL SERIES

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under insurance contracts. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II and Class VI shares. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the ("Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares, however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


                                                       INTERNATIONAL SERIES | 15

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III and Class VI shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


16 | INTERNATIONAL SERIES

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III and Class VI shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III or Class VI shares for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III or Class VI shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III or Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and/or Class VI shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VI shares.


                                                       INTERNATIONAL SERIES | 17

ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I, Class II, Class III, and Class VI shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.


Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:


o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing subaccount providers or insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


18 | INTERNATIONAL SERIES

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                                       INTERNATIONAL SERIES | 19

SECTION 6 | Gartmore NVIT Emerging Markets Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


                                                         INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                      Net
                                                                 Realized
                                                                      and
SELECTED DATA                        Net Asset          Net    Unrealized
FOR EACH SHARE                          Value,   Investment         Gains   Total from          Net        Net
OF CAPITAL                           Beginning       Income   (Losses) on   Investment   Investment   Realized           Total
OUTSTANDING                          of Period       (Loss)   Investments   Activities       Income      Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $ 7.08         0.05         (1.14)       (1.09)       (0.01)        --           (0.01)
Year Ended December 31, 2003            $ 5.99         0.09          3.80         3.89        (0.05)        --           (0.05)
Year Ended December 31, 2004            $ 9.84         0.13          1.89         2.02        (0.11)     (0.93)          (1.04)
Year Ended December 31, 2005            $10.83         0.10          3.38         3.48        (0.07)     (1.16)          (1.23)
Year Ended December 31, 2006            $13.08         0.12          4.58         4.70        (0.10)     (0.17)          (0.27)
-------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (b)      $ 7.71         0.01         (1.73)       (1.72)       (0.01)        --           (0.01)
Year Ended December 31, 2003            $ 5.99         0.04          3.81         3.85        (0.03)        --           (0.03)
Year Ended December 31, 2004            $ 9.82         0.11          1.87         1.98        (0.09)     (0.93)          (1.02)
Year Ended December 31, 2005            $10.79         0.07          3.37         3.44        (0.05)     (1.16)          (1.21)
Year Ended December 31, 2006            $13.02         0.09          4.55         4.64        (0.08)     (0.17)          (0.25)
-------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (c)      $ 7.90         0.01         (1.91)       (1.90)       (0.02)        --           (0.02)
Year Ended December 31, 2003            $ 5.99         0.06          3.82         3.88        (0.04)        --           (0.04)
Year Ended December 31, 2004            $ 9.84         0.12          1.90         2.02        (0.11)     (0.93)          (1.04)
Year Ended December 31, 2005            $10.83         0.08          3.40         3.48        (0.07)     (1.16)          (1.23)
Year Ended December 31, 2006            $13.08         0.12          4.57         4.69        (0.10)     (0.17)          (0.27)
-------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (f)      $10.11         0.05          1.62         1.67        (0.10)     (0.86)          (0.96)
Year Ended December 31, 2005            $10.83         0.07          3.40         3.47        (0.07)     (1.16)          (1.23)
Year Ended December 31, 2006            $13.07         0.10          4.58         4.68        (0.09)     (0.17)          (0.26)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                          RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Ratio of Net
SELECTED DATA                                                           Net Assets     Ratio of        Investment
FOR EACH SHARE                                   Net Asset                  at End  Expenses to     Income (Loss)
OF CAPITAL                          Redemption  Value, End   Total       of Period      Average        to Average        Portfolio
OUTSTANDING                               Fees   of Period  Return          (000s)   Net Assets        Net Assets     Turnover (a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002              0.01      $ 5.99  (15.23%)      $ 10,005         1.43%             0.63%          219.84%
Year Ended December 31, 2003              0.01      $ 9.84   65.26%       $ 16,993         1.39%             1.17%          133.49%
Year Ended December 31, 2004              0.01      $10.83   20.74%       $ 20,280         1.47%             1.08%          151.18%
Year Ended December 31, 2005                --      $13.08   32.64%       $ 30,292         1.46%             0.89%          132.22%
Year Ended December 31, 2006              0.01      $17.52   36.72%       $ 46,161         1.33%             0.81%          114.19%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (b)        0.01      $ 5.99  (22.23%)(d)   $    454         1.71%(e)          0.44%(e)       219.84%
Year Ended December 31, 2003              0.01      $ 9.82   64.66%       $  6,360         1.66%             0.35%          133.49%
Year Ended December 31, 2004              0.01      $10.79   20.44%       $  8,178         1.72%             0.87%          151.18%
Year Ended December 31, 2005                --      $13.02   32.33%       $  8,141         1.71%             0.61%          132.22%
Year Ended December 31, 2006              0.01      $17.42   36.31%       $  8,692         1.58%             0.61%          114.19%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (c)        0.01      $ 5.99  (23.99%)(d)   $ 11,435         1.39%(e)          0.61%(e)       219.84%
Year Ended December 31, 2003              0.01      $ 9.84   65.22%       $ 46,902         1.42%             0.89%          133.49%
Year Ended December 31, 2004              0.01      $10.83   20.76%       $ 66,844         1.48%             1.08%          151.18%
Year Ended December 31, 2005                --      $13.08   32.65%       $151,546         1.45%             0.75%          132.22%
Year Ended December 31, 2006              0.01      $17.51   36.64%       $197,467         1.33%             0.87%          114.19%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (f)        0.01      $10.83   16.70%(d)    $  8,862         1.68%(e)          0.97%(e)       151.18%
Year Ended December 31, 2005                --      $13.07   32.49%       $ 36,000         1.55%             0.59%          132.22%
Year Ended December 31, 2006              0.01      $17.50   36.56%       $ 70,623         1.43%             0.69%          114.19%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(b) For the period from March 4, 2002 (commencement of operations) through December 31, 2002.

(c) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from April 28, 2004 (commencement of operations) December 31, 2004.

20 | INTERNATIONAL SERIES

SECTION 6 | Gartmore NVIT International Growth Fund Financial Highlights

                                                         INVESTMENT ACTIVITIES                        DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                      Net
                                                                 Realized
                                                                      and
SELECTED DATA                        Net Asset          Net    Unrealized
FOR EACH SHARE                          Value,   Investment         Gains   Total from          Net        Net
OF CAPITAL                           Beginning       Income   (Losses) on   Investment   Investment   Realized           Total
OUTSTANDING                          of Period       (Loss)   Investments   Activities       Income      Gains   Distributions
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002             $6.14         0.01         (1.50)       (1.49)          --         --              --
Year Ended December 31, 2003             $4.66         0.07          1.59         1.66           --         --              --
Year Ended December 31, 2004             $6.32         0.07          0.83         0.90        (0.06)        --           (0.06)
Year Ended December 31, 2005             $7.16         0.07          2.08         2.15        (0.08)     (0.02)          (0.10)
Year Ended December 31, 2006             $9.21         0.08          2.92         3.00        (0.12)     (0.02)          (0.14)
-------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (c)       $5.95        (0.01)        (1.28)       (1.29)          --         --              --
Year Ended December 31, 2003             $4.67         0.02          1.63         1.65           --         --              --
Year Ended December 31, 2004             $6.32         0.05          0.86         0.91        (0.06)        --           (0.06)
Year Ended December 31, 2005             $7.17         0.06          2.09         2.15        (0.08)     (0.02)          (0.10)
Year Ended December 31, 2006             $9.22         0.07          2.93         3.00        (0.12)     (0.02)          (0.14)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
                                                                                Ratio        Ratio of     Investment
                                                        Net                    of Net        Expenses  Income (Loss)
                                    Net              Assets                Investment       (Prior to      (Prior to
SELECTED DATA                     Asset              at End   Ratio of         Income      Reimburse-     Reimburse-
FOR EACH SHARE                   Value,                  of   Expenses      (Loss) to       ments) to      ments) to
OF CAPITAL            Redemption End of  Total       Period to Average        Average     Average Net    Average Net     Portfolio
OUTSTANDING                 Fees Period Return       (000s) Net Assets     Net Assets      Assets (a)     Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002                 0.01 $ 4.66 (24.10%)    $ 6,859       1.29%          0.53%           1.33%          0.49%       257.38%
Year Ended December
   31, 2003                   -- $ 6.32  35.62%     $ 3,678       1.25%          0.83%             (f)            (f)       331.02%
Year Ended December
   31, 2004                   -- $ 7.16  14.19%     $ 3,647       1.33%          0.98%             (f)            (f)       262.03%
Year Ended December
   31, 2005                   -- $ 9.21  30.21%     $ 6,302       1.34%          0.94%             (f)            (f)       215.52%
Year Ended December
   31, 2006                   -- $12.07  32.96%     $16,082       1.24%          0.41%             (f)            (f)       169.26%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2002 (c)             0.01 $ 4.67 (21.51%)(d) $ 2,232       1.32%(e)       0.08%(e)          (f)            (f)       257.38%
Year Ended December
   31, 2003                   -- $ 6.32  35.33%     $ 6,912       1.33%          0.24%             (f)            (f)       331.02%
Year Ended December
   31, 2004                   -- $ 7.17  14.35%     $12,023       1.35%          0.98%             (f)            (f)       262.03%
Year Ended December
   31, 2005                   -- $ 9.22  30.17%     $37,647       1.33%          0.54%             (f)            (f)       215.52%
Year Ended December
   31, 2006                   -- $12.08  32.95%     $75,015       1.22%          0.59%             (f)            (f)       169.26%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(c) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(d)   Not annualized.

(e)   Annualized.


(f)   There were no fee waivers/reimbursements during the period.


                                                       INTERNATIONAL SERIES | 21

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP

1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                                  PR-NINT [5/07]

NATIONWIDE Variable Insurance Trust

Gartmore NVIT Developing Markets Fund


FundP ROSPECTUS


May 1, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM


                                              [NATIONWIDE LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


       3   SECTION 1 - FUND SUMMARY AND PERFORMANCE
           Gartmore NVIT Developing Markets Fund
           Key Terms

       7   SECTION 2 - FUND DETAILS
           Additional Information about Investments, Investment Techniques and Risks

       9   SECTION 3 - FUND MANAGEMENT
           Investment Adviser
           Subadviser
           Management Fees
           Performance-Based Fees
           Multi-Manager Structure
           Portfolio Management
           Additional Information about the Portfolio Managers

      11   SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
           Choosing a Share Class
           Purchase Price
           Fair Valuation
           In-Kind Purchases
           Selling Shares
           Restrictions on Sales
           Excessive or Short-Term Trading
           Monitoring of Trading Activity
           Restrictions on Transactions
           Distribution and Services Plans
           Revenue Sharing

      15   SECTION 5 - DISTRIBUTIONS AND TAXES
           Dividends and Distributions
           Tax Status

      16   SECTION 6 - FINANCIAL HIGHLIGHTS


                                       GARTMORE NVIT DEVELOPING MARKETS FUND | 1

Gartmore NVIT Developing Markets Fund


INTRODUCTION


This prospectus provides information about the Gartmore NVIT Developing Markets Fund (the "Fund") offered by Nationwide Variable Insurance Trust (the "Trust").


The Fund is primarily intended:

o to help investors seek to grow their capital by pursuing investment opportunities outside the United States and in developing market countries


Since the Fund invests primarily in securities of foreign companies, it may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Fund may not be appropriate for all investors. To decide if the Fund is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and the Fund was formerly known as a GVIT Fund. The Trust and the Fund changed their names effective as of the date of this prospectus.

The following section summarizes key information about the Fund, including information regarding its investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THE FUND WILL MEET ITS OBJECTIVES OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


The Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Fund offers the following share classes:

o     Class I

o     Class II


This prospectus provides information with respect to each of the classes offered by the Fund. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

The Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests, and to operate the Fund more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 6.

2 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 1 | Gartmore NVIT Developing Markets Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES of companies of any size based in the world's DEVELOPING MARKET COUNTRIES. Some countries included among developing market countries are:


o     LATIN AMERICA: Argentina, Brazil, Chile, Columbia, Mexico, Peru and
      Venezuela

o ASIA: China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, South Korea, Taiwan, Thailand and Vietnam

o EASTERN EUROPE: Czech Republic, Hungary, Kazakhstan, Poland, Russia, Slovakia and Turkey

o     THE MIDDLE EAST: Israel and Jordan

o     AFRICA: Egypt, Morocco and South Africa


The Fund typically maintains investments in at least six countries at all times, with no more than 35% of the value of its net assets invested in securities of any one country. The Fund generally allocates its assets among developing market countries with stable or improving macroeconomic environments and invests in countries that exhibit high potential for capital appreciation. In addition, the portfolio manager conducts in-depth analysis and review of individual companies, based on available financial information and on-site evaluation of management and facilities.

The Fund's management looks for foreign developing markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. Fund management conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.


The Adviser has chosen Gartmore Global Partners ("GGP") as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

DEVELOPING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks may be greater for securities of companies in developing market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                       GARTMORE NVIT DEVELOPING MARKETS FUND | 3

SECTION 1 | Gartmore NVIT Developing Markets Fund Summary and Performance
(CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS II SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1997     1998     1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
-0.6%   -37.5%   64.8%   -28.6%   -7.0%   -9.7%   59.7%   19.8%   31.5%   34.6%


BEST QUARTER:   34.8% - 4TH QTR. OF 1999
WORST QUARTER: -23.9% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                           1 YR   5 YRS  10 YRS
--------------------------------------------------------------------------------
Class I Shares(1)                                        34.57%  25.05%   7.60%
--------------------------------------------------------------------------------
Class II Shares                                          34.57%  25.05%   7.60%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index(2)                      32.59%  26.97%   9.40%
--------------------------------------------------------------------------------

1 Returns until the creation of Class I shares (June 23, 2003) are based on the previous performance of Class II shares but do not reflect the lower expenses of Class I shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities.

2 The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") is an unmanaged index that is designed to measure the performance of the stocks in emerging country markets. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


4 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 1 | Gartmore NVIT Developing Markets Fund Summary and Performance
(CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                            CLASS I   CLASS II
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)(1)        N/A        N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees(2)                                          1.05%      1.05%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                    None       0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)                                           0.39%      0.35%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES(4)                               1.44%      1.65%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract's prospectus.


2 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.95% at its lowest to 1.15% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

3 "Other Expenses" include administrative services fees which currently are 0.25% and 0.21% for Class I and Class II shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in Class II shares' "Other Expenses" at this time because the Fund does not currently sell such shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.69% for Class II shares.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.

EXAMPLE


This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                                           $147    $456    $787   $1,724
--------------------------------------------------------------------------------
Class II                                           168     520     897    1,955
--------------------------------------------------------------------------------


                                       GARTMORE NVIT DEVELOPING MARKETS FUND | 5

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:


DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


DEVELOPING MARKET SECURITIES - securities issued by companies and other issuers located or headquartered in developing and low or middle income countries. Developing market countries may be found in regions such as Asia, Latin America, Eastern Europe, Middle East and Africa.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent ownership interest in the issuer.


6 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


DEPOSITARY RECEIPTS - the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risks that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. These risks are magnified when investing in developing market countries since these countries often have unstable governments, more volatile currencies and less established markets.


                                       GARTMORE NVIT DEVELOPING MARKETS FUND | 7

SECURITIES LENDING - the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund's returns or manage its risks.

SELECTION RISK - the Fund's portfolio manager may select securities that underperform the stock market, the Fund's benchmark or other funds with similar investment objectives and strategies.


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.


8 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 3 | Fund Management


INVESTMENT ADVISER

Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. NWD Management & Research Trust (formerly Gartmore Global Asset Management Trust) was the investment adviser to the Fund until September 29, 2006 when it transferred all of its investment advisory responsibilities to the Adviser, its then wholly-owned subsidiary.

SUBADVISER

Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for the Fund. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees. Subject to the supervision of NFA and the Board of Trustees, GGP manages the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund's semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.


MANAGEMENT FEES


The Fund pays NFA a base management fee based on the Fund's average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2006, expressed as a percentage of the Fund's average daily net assets and taking into account any applicable waivers, was 1.05%. NFA pays GGP from the management fee it receives.


PERFORMANCE-BASED FEES


The Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser) for outperforming or underperforming, respectively, the Fund's benchmark. The Fund's benchmark for determining these performance-based fees is the MSCI Emerging Markets Free Index. The calculation of the total management fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter) as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading `"Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12- month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of the Fund's share classes equally, based on the performance of the Class II shares during the performance period. The table below shows the performance adjustment rate applicable to the Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints. NFA pays / (charges) the entire performance component of the fee to the Fund's subadviser, GGP.


OUT OR UNDERPERFORMANCE                                          CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                                +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                               +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                               +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                               +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                               +/- 0.10%
--------------------------------------------------------------------------------


These performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

UNDER THIS PERFORMANCE FEE ARRANGEMENT, NFA (AND THE SUBADVISER) CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF THE FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.


                                       GARTMORE NVIT DEVELOPING MARKETS FUND | 9

BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                                    MINIMUM FEE   BASE FEE   MAXIMUM FEE
----------------------------------------------------------    -----------   --------   -----------
On assets up to $500 million                                     0.95%        1.05%       1.15%
On assets of $500 million or more but less than $2 billion       0.90%        1.00%       1.10%
On assets of $2 billion and more                                 0.85%        0.95%       1.05%
--------------------------------------------------------------------------------------------------

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Fund is subadvised by GGP. If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility enabling it to operate more efficiently.

NFA performs the following oversight and evaluation services to the Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and


o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT


Christopher Palmer, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. He has managed the Fund since June 2006.

Mr. Palmer joined GGP in 1995. He graduated from Colgate University in 1986 and in 1988, completed an MBA in Finance at New York University. He currently also manages or co-manages the Nationwide Emerging Markets Fund and Gartmore NVIT Emerging Markets Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds, if any.


10 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Fund are currently sold to separate accounts of various insurance companies to fund benefits payable under variable insurance contracts. Insurance companies who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares of the Fund are not sold to individual investors.


The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Fund currently sells Class II shares to separate accounts of affiliated and unaffiliated insurance companies. The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of the Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund does not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


                                      GARTMORE NVIT DEVELOPING MARKETS FUND | 11

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Fund seeks to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between NVIT Funds or redemptions and repurchases of Fund shares within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Fund and does not accommodate such excessive short-term trading. These procedures are described below.


MONITORING OF TRADING ACTIVITY


It is difficult for the Fund to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in the Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


12 | GARTMORE NVIT DEVELOPING MARKETS FUND

Subject to the above-described limitations, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever the Fund is able to identify short-term trades and or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, the Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of the Fund's Class II shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Fund as an underlying investment option in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Fund's assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


                                      GARTMORE NVIT DEVELOPING MARKETS FUND | 13

The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Fund as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of the Fund instead of recommending options offered by competing subaccount providers or insurance companies or

o sell shares of the Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Fund's shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


14 | GARTMORE NVIT DEVELOPING MARKETS FUND

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


The Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of the Fund will be declared and paid to shareholders at least annually. The Fund automatically reinvests any capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which the Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                      GARTMORE NVIT DEVELOPING MARKETS FUND | 15

SECTION 6 | Gartmore NVIT Developing Markets Fund Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31, 2006. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual report, which is available upon request.


-----------------------------------------------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Net
                                                               Realized
                                                                    and
SELECTED DATA                      Net Asset          Net    Unrealized
FOR EACH SHARE                        Value,   Investment         Gains   Total from          Net        Net
OF CAPITAL                         Beginning       Income   (Losses) on   Investment   Investment   Realized           Total
OUTSTANDING                        of Period       (Loss)   Investments   Activities       Income      Gains   Distributions
-----------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002      $     7.22         0.03         (0.73)       (0.70)       (0.01)        --           (0.01)
Year Ended December 31, 2003 (b)  $     6.51         0.06          3.83         3.89        (0.01)        --           (0.01)
Year Ended December 31, 2004      $    10.39         0.07          1.90         1.97        (0.06)     (0.47)          (0.53)
Year Ended December 31, 2005      $    11.83         0.07          3.17         3.24        (0.07)     (1.96)          (2.03)
Year Ended December 31, 2006      $    13.04         0.08          3.96         4.04        (0.08)     (1.32)          (1.40)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Ratio of Net
                                                                                      Ratio     Ratio of     Investment
                                                                                     of Net     Expenses  Income (Loss)
                                                                                 Investment    (Prior to      (Prior to
SELECTED DATA                                            Net Assets    Ratio of      Income   Reimburse-     Reimburse-
FOR EACH SHARE                     Net Asset                 at End    Expenses   (Loss) to    ments) to      ments) to
OF CAPITAL                        Value, End    Total     of Period  to Average     Average  Average Net    Average Net  Portfolio
OUTSTANDING                        of Period   Return        (000s)  Net Assets  Net Assets   Assets (a)     Assets (a)   Turnover
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Year Ended December 31, 2002      $     6.51    (9.68%)  $   75,321        1.60%       0.44%        1.68%          0.36%     97.00%
Year Ended December 31, 2003 (b)  $    10.39    59.70%   $  165,601        1.64%       0.75%        1.80%          0.60%    167.45%
Year Ended December 31, 2004      $    11.83    19.78%   $  194,898        1.78%       0.69%          (c)            (c)    167.98%
Year Ended December 31, 2005      $    13.04    31.52%   $  313,052        1.77%       0.49%          (c)            (c)    157.77%
Year Ended December 31, 2006      $    15.68    34.57%   $  364,233        1.65%       0.57%          (c)            (c)    133.28%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Upon reorganization on June 23, 2003, the existing shares of the Fund were designated Class II shares.


(c)   There were no fee waivers/reimbursements during the period.


16 | GARTMORE NVIT DEVELOPING MARKETS FUND

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Fund is intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                                 PR-NDMKT [5/07]

NATIONWIDE Variable Insurance Trust

NVIT Mid Cap Index Fund (Class II Shares)


Fund PROSPECTUS


May 1, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM

                                               [NATIONWIDE LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 On Your Side(R)

TABLE OF CONTENTS


      3     SECTION 1 - FUND SUMMARY AND PERFORMANCE
            NVIT Mid Cap Index Fund
            Key Terms

      7     SECTION 2 - FUND DETAILS
            Additional Information about Investments,
               Investment Techniques and Risks

      9     SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      10    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Distribution and Services Plans
            Revenue Sharing

      14    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      15    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                     NVIT MID CAP INDEX FUND | 1

This prospectus provides information about one Fund (the "Fund") offered by Nationwide Variable Insurance Trust (the "Trust"):

NVIT Mid Cap Index Fund

The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and the Fund was formerly known as a GVIT Fund. The Trust and the Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

The Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


This prospectus provides information with respect to the Class II shares of the Fund. The Fund also offers Class I, Class III and Class ID shares, but those shares are not offered in this prospectus. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase Class II Shares, see Section 4, Investing with Nationwide Funds: Choosing a Share Class.

The Fund employs a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. The Fund's performance is expected to approximately match the performance of its index prior to the deduction of Fund expenses. The Fund may change its target index without shareholder approval if Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) (the "Adviser" or "NFA") believes that a different index better represents the performance of the applicable market segment.

The Fund employs a "multi-manager" structure, which means that NFA, as the Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 6.

2 | NVIT MID CAP INDEX FUND

SECTION 1 | NVIT Mid Cap Index Fund Summary and Performance


OBJECTIVE

The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400(R)") before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of EQUITY SECURITIES of companies included in the S&P 400(R) and in DERIVATIVE instruments linked to the S&P 400(R), primarily futures contracts.

The S&P 400(R) is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2006, the MARKET CAPITALIZATIONS of companies in the S&P 400(R) ranged from $500 million to $10.6 billion.

The Fund does not necessarily invest in all of the securities in the S&P 400(R), or in the same weightings. The Fund's portfolio managers choose investments so that the MARKET CAPITALIZATIONS, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400(R) as a whole.

NFA has selected Black Rock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.

                                                     NVIT MID CAP INDEX FUND | 3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS II SHARES
(YEARS ENDED DECEMBER 31)


                      [BAR CHART]

  2003           2004          2005      2006
-----------------------------------------------
 34.3%          15.5%         11.9%      9.7%

BEST QUARTER:            17.35% - 2ND QTR. OF 2003
WORST QUARTER:           -4.66% - 1ST QTR. OF 2003


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                       1 YR           5 YRS       INCEPTION(1)
--------------------------------------------------------------------------------
Class II Shares(2)                     9.74%           9.98%             10.11%
--------------------------------------------------------------------------------
S&P 400(R) Index(3)                   10.32%          10.89%             11.98%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. Until September 27, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the Fund's investment adviser and paid fees to three subadvisers that actively managed the Fund. Effective September 27, 1999, the investment advisory services previously provided for the Fund by NAS were transferred to the current investment adviser, Villanova Mutual Fund Capital Trust ("VMF"), now known as Nationwide Fund Advisors. The Board of Trustees of the Trust, at the recommendation of VMF and NAS, effective September 27, 1999, replaced the three subadvisers with one subadviser and changed the Fund's investment strategy from an active management style to a more passive style which follows an index. As such, the change in investment strategy may have affected returns.

2 Returns until the creation of the Class II shares (May 6, 2002) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares would have produced during the applicable periods because both classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares.

3 The S&P 400(R) Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


4 | NVIT MID CAP INDEX FUND

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                                                       CLASS II
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)(1)                    N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed)                 N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                                         0.22%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                                0.25%
--------------------------------------------------------------------------------
   Other Expenses(2)                                                       0.19%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)                                    0.66%
--------------------------------------------------------------------------------

1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% for Class II shares, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.81% for Class II shares.

3 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, Class II shares are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                      1 YR         3 YRS     5 YRS      10 YRS
-------------------------------------------------------------------------------
Class II                               $67          $211      $368        $822
-------------------------------------------------------------------------------


                                                     NVIT MID CAP INDEX FUND | 5

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign funds or trusts and depository receipts, that represent an ownership interest in the issuer.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P MidCap 400 Index, ranging from $500 million to $10.6 billion as of December 31, 2006.


6 | NVIT MID CAP INDEX FUND

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


MORE ABOUT INDEX FUNDS

The Fund does not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. The Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the portfolio turnover and trading costs will be lower than that of an "actively" managed fund. However, the Fund has operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Fund may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows the Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. The Fund will invest in options, futures and other derivative instruments in the following circumstances:

o     purchases of Fund shares increase,

o     to provide liquidity for redemptions of Fund shares and

o     to keep trading costs low.

In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

The S&P 400(R) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects stocks for the S&P 400(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment.

Standard & Poor's periodically updates the S&P 400(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror these changes.

The Fund may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, the Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process." The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. The Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of the relevant index. If the Fund uses these techniques, it may not track its relevant index as closely as if the Fund were fully replicating the index.

OTHER INVESTMENTS

In addition to the investment strategies described below, the Fund may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Fund also invests in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations and repurchase agreements. To the extent that the Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Fund does not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen its exposure to common stocks or bonds.

BORROWING RISK - the Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

DERIVATIVES RISK - is the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


                                                     NVIT MID CAP INDEX FUND | 7

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


REPURCHASE AGREEMENTS - a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - the Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to the Fund. Securities lending is used to enhance the Fund's returns or manage its risks.

MID-CAP RISK - the Fund may invest in stocks of mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in securities of a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.


8 | NVIT MID CAP INDEX FUND

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. NFA is also authorized to select and place portfolio investments on behalf of the Fund, but currently is not doing so. NFA was organized in 1999 and manages mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees of the Trust, BlackRock Investment Management, LLC ("BlackRock"), located at 800 Scudder Mills Road, Plainsboro, NJ 08536, is the Fund's subadviser and manages the Fund's assets in accordance with its investment objective and strategies. BlackRock makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. NFA pays BlackRock from the management fee it receives.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreement) for the Fund will be available in the Fund's semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

The Fund pays NFA a management fee based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2006, expressed as a percentage of the Fund's average daily net assets was 0.22%.

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affillate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for the Fund shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility enabling it to operate more efficiently.

NFA performs the following oversight and evaluation services to the Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadviser and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to recommend frequently recommend subadviser changes.

Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA will monitor the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGEMENT

The Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of the Quantitative Index Management Team. Ms. Jelilian and Mr. Russo are jointly responsible for the day-today management of the Fund's portfolio and the selection of the Fund's investments.

Ms. Jelilian is a Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006, and has been a member of the Fund's management team since 2000. Ms. Jelilian has 13 years experience in investing and in managing index investments. Mr. Russo is a Director of BlackRock, which he joined in 2006. Prior to joining BlackRock, Mr. Russo was a Director of Fund Asset Management, L.P. from 2004 to 2006, and was a Vice President thereof from 1999 to 2004. Mr. Russo has 11 years experience as a portfolio manager and trader.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund managed by the portfolio managers, if any.


                                                     NVIT MID CAP INDEX FUND | 9

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Fund are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II shares.


Shares of the Fund are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if the Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").

PURCHASE PRICE


The purchase price of each share of the Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of the Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.


The Fund does not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


10 | NVIT MID CAP INDEX FUND

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES


The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.


EXCESSIVE OR SHORT-TERM TRADING


The Fund seeks to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of the Fund within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and


o negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.


The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Fund and does not accommodate such excessive short-term trading. These procedures are described below.


                                                    NVIT MID CAP INDEX FUND | 11

MONITORING OF TRADING ACTIVITY


It is difficult for the Fund to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in the Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate accounts prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever the Fund is able to identify short-term trades and or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which the Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, the Fund pays the Distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of the Fund's Class II shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Fund as underlying investment options in variable annuity contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors.


12 | NVIT MID CAP INDEX FUND

Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Fund's assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Fund as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of the Fund instead of recommending options offered by competing insurance companies or

o sell shares of the Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Fund's shares issued by NFA Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


                                                    NVIT MID CAP INDEX FUND | 13

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


The Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of the Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of the Fund will be declared and paid to shareholders at least annually. The Fund automatically reinvests any capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which the Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


14 | NVIT MID CAP INDEX FUND

SECTION 6 | NVIT Mid Cap Index Fund Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual report, which is available upon request.

                                          INVESTMENT ACTIVITIES                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Net
                                              Realized and
SELECTED DATA          Net Asset         Net    Unrealized                               Net                 Net Asset
FOR EACH SHARE            Value,  Investment         Gains  Total from         Net  Realized                    Value,
OF CAPITAL             Beginning      Income   (Losses) on  Investment  Investment     Gains          Total     End of   Total
OUTSTANDING            of Period      (Loss)   Investments  Activities      Income  (Losses)  Distributions     Period  Return
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2002 (c)           $13.64        0.02         (2.53)      (2.51)      (0.03)    (0.10)         (0.13)    $11.00  (18.44%)(e)
Year Ended December
   31, 2003               $11.00        0.03          3.74        3.77       (0.04)       (d)         (0.04)    $14.73   34.30%
Year Ended December
   31, 2004               $14.73        0.07          2.22        2.29       (0.06)    (0.40)         (0.46)    $16.56   15.50%
Year Ended December
   31, 2005               $16.56        0.13          1.81        1.94       (0.15)    (1.05)         (1.20)    $17.30   11.90%
Year Ended December
   31, 2006               $17.30        0.19          1.47        1.66       (0.18)    (0.25)         (0.43)    $18.53    9.74%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                               Ratio of Net
                                                                      Ratio        Ratio of      Investment
                                                                     of Net        Expenses   Income (Loss)
                                                                 Investment       (Prior to       (Prior to
SELECTED DATA                        Net Assets     Ratio of         Income      Reimburse-      Reimburse-
FOR EACH SHARE                           at End     Expenses      (Loss) to       ments) to       ments) to
OF CAPITAL                            of Period   to Average        Average     Average Net     Average Net      Portfolio
OUTSTANDING                              (000s)   Net Assets     Net Assets      Assets (a)      Assets (a)   Turnover (b)
----------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)      $ 1,232         0.96%(f)       0.25%(f)          (g)             (g)         27.32%
Year Ended December 31, 2003            $ 8,049         0.98%          0.27%             (g)             (g)         11.58%
Year Ended December 31, 2004            $15,367         0.78%          0.45%             (g)             (g)         15.90%
Year Ended December 31, 2005            $21,512         0.72%          0.76%             (g)             (g)         19.32%
Year Ended December 31, 2006            $21,522         0.66%          1.01%             (g)             (g)         13.76%
----------------------------------------------------------------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(d)   The amount is less than $0.005.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.


                                                    NVIT MID CAP INDEX FUND | 15

INFORMATION FROM NATIONWIDE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents -which may be obtained free of charge - contain additional information about the Fund:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Fund is intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP

1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                                  PR-NMCI [5/07]

NATIONWIDE Variable Insurance Trust


INDEX Series


NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                                            NATIONWIDE
                                       [NATIONWIDE LOGO]    Funds(SM)
                                                            ON YOUR SIDE(R)

TABLE OF CONTENTS


       3    SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            NVIT Bond Index Fund
            NVIT International Index Fund
            NVIT Mid Cap Index Fund
            NVIT S&P 500 Index Fund
            NVIT Small Cap Index Fund
            Key Terms

      16    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment
               Techniques and Risks

      20    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      22    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plans
            Revenue Sharing

      27    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      28    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                                INDEX SERIES | 1

INDEX Series

INTRODUCTION TO THE INDEX SERIES


This prospectus provides information about five funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

NVIT BOND INDEX FUND
NVIT INTERNATIONAL INDEX FUND
NVIT MID CAP INDEX FUND
NVIT S&P 500 INDEX FUND
NVIT SMALL CAP INDEX FUND


o Each Fund seeks to match the performance of a specific market index (before the deduction of Fund expenses).


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following sections summarize key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT A FUND WILL MEET ITS OBJECTIVE OR THAT A FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:


o     NVIT Bond Index Fund - Class ID, Class II and Class VII.

o NVIT International Index Fund - Class ID, Class II, Class VI, Class VII and Class VIII.

o     NVIT Mid Cap Index Fund - Class ID, Class I, Class II and Class III.

o     NVIT S&P 500 Index Fund - Class ID, Class I, Class II and Class IV.

o     NVIT Small Cap Index Fund - Class ID, Class II and Class VII.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.


A NOTE ABOUT THE INDEX SERIES


The Funds each employ a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) (the "Adviser" or "NFA") believes that a different index better represents the performance of the applicable market segment.

Each Fund employs a "multi-manager" structure, which means that NFA, as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund
Management: Multi-Manager Structure for more information.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 15.


2 | INDEX SERIES

SECTION 1 | NVIT Bond Index Fund Summary and Performance


OBJECTIVE


The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the Lehman Aggregate Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of BONDS and other FIXED-INCOME SECURITIES that are included in (or have the same characteristics of the bonds comprising) the Lehman Aggregate Index, as well as DERIVATIVES linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated INVESTMENT-GRADE bonds of different types, including:


o     U.S. GOVERNMENT SECURITIES,

o     U.S. GOVERNMENT AGENCY SECURITIES,

o     corporate bonds issued by U.S. and foreign companies,

o     MORTGAGE-BACKED SECURITIES,

o     securities of foreign governments and their agencies and

o     securities of supranational entities, such as the World Bank.


The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index, which are selected to reflect characteristics such as MATURITY, DURATION or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index.

NFA has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield and other lower rated securities.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.


MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed-income securities and small changes in interest rates can quickly reduce the value of these securities.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.


If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


Performance information is not provided because the Fund had not completed one full calendar year of operations as of the date of this prospectus.


                                                                INDEX SERIES | 3

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


SHAREHOLDER FEES (PAID DIRECTLY              CLASS ID    CLASS II    CLASS VII
FROM YOUR INVESTMENT)(1)                       SHARES      SHARES       SHARES
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                              None        None         None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                          0.22%       0.22%        0.22%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                             None        0.25%        0.40%
--------------------------------------------------------------------------------
Other Expenses(2)                                0.10%       0.20%        0.35%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (4)                           0.32%       0.67%        0.97%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, but which are permitted to be as high as 0.25%. The full amount of administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class II shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.82% for Class II shares. Class ID shares do not pay an administrative services fee.

3 Expenses are estimated based on the Fund's projected average net assets for 2007.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Based on the level of assets and expenses estimated for the current fiscal year, no waivers or reimbursements are anticipated.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                              1 YR        3 YRS
--------------------------------------------------------------------------------
Class ID                                                     $  33       $  103
--------------------------------------------------------------------------------
Class II                                                        68          214
--------------------------------------------------------------------------------
Class VII                                                       99          309
--------------------------------------------------------------------------------


4 | INDEX SERIES

SECTION 1 | NVIT International Index Fund Summary and Performance


OBJECTIVE


The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of EQUITY SECURITIES of companies included in the MSCI EAFE Index and in DERIVATIVE instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a MARKET-WEIGHTED INDEX composed of COMMON STOCKS of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative MARKET CAPITALIZATION of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.

NFA has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


Performance information is not provided because the Fund had not completed one full calendar year of operations as of the date of this prospectus.


                                                                INDEX SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


SHAREHOLDER FEES
(PAID DIRECTLY FROM      CLASS ID  CLASS II  CLASS VI  CLASS VII   CLASS VIII
YOUR INVESTMENT)(1)        SHARES    SHARES    SHARES     SHARES       SHARES
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage
of amount redeemed)(2)       None      None      1.00%      None         1.00%
--------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES
(DEDUCTED FROM
FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally managed)      0.27%     0.27%     0.27%      0.27%        0.27%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees         None      0.25%     0.25%      0.40%        0.40%
--------------------------------------------------------------------------------
Other Expenses(3)            0.55%     0.69%     0.69%      0.75%        0.66%
--------------------------------------------------------------------------------
TOTAL ANNUAL
FUND OPERATING
EXPENSES                     0.82%     1.21%     1.21%      1.42%        1.33%
--------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursements(4)            0.45%     0.45%     0.45%      0.45%        0.45%
--------------------------------------------------------------------------------
Acquired Fund (Indirect
Underlying Fund) Annual
Operating Expenses(5)        0.05%     0.05%     0.05%      0.05%        0.05%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)              0.42%     0.81%     0.81%      1.02%        0.93%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class VI or Class VIII shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
      Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.14%, 0.14%, 0.20% and 0.11% for Class II, Class VI, Class VII and Class VIII shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.92%, 0.92%, 1.07% and 1.07% for Class II, Class VI, Class VII and Class VIII shares, respectively. Class ID shares do not pay an administrative services fee.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.37% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

5 Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class VI and Class VIII shares of the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class VI or Class VIII shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                       1 YR     3 YRS      5 YRS       10 YRS
--------------------------------------------------------------------------------
Class ID                              $  43    $  233     $  438     $  1,031
--------------------------------------------------------------------------------
Class II                                 83       355        648        1,483
--------------------------------------------------------------------------------
Class VI                                 83       355        648        1,483
--------------------------------------------------------------------------------
Class VII                               104       421        760        1,719
--------------------------------------------------------------------------------
Class VIII                               95       393        712        1,618
--------------------------------------------------------------------------------


6 | INDEX SERIES

SECTION 1 | NVIT Mid Cap Index Fund Summary and Performance

OBJECTIVE


The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400(R)") before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of EQUITY SECURITIES of companies included in the S&P 400(R) and in DERIVATIVE instruments linked to the S&P 400(R), primarily futures contracts.

The S&P 400(R) is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2006, the MARKET CAPITALIZATIONS of companies in the S&P 400(R) ranged from $500 million to $10.6 billion.

The Fund does not necessarily invest in all of the securities in the S&P 400(R), or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400(R) as a whole.

NFA has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a mid-cap company may lose substantial value. Investing in mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.

                                                                INDEX SERIES | 7

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

      1998   1999    2000    2001    2002    2003    2004    2005    2006
      --------------------------------------------------------------------
      10.8%  20.9%   15.2%   -1.3%  -15.3%   34.7%   15.7%   12.1%    9.9%


BEST QUARTER:       18.7% - 4TH QTR. OF 1998
WORST QUARTER:     -16.8% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                       1 YR           5 YRS       INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                      9.89%          10.21%             10.36%
--------------------------------------------------------------------------------
Class II Shares(3)                     9.74%           9.98%             10.11%
--------------------------------------------------------------------------------
Class III Shares(3)                   10.10%          10.42%             10.38%
--------------------------------------------------------------------------------
Class ID Shares(3)                    10.01%          10.23%             10.37%
--------------------------------------------------------------------------------
S&P 400(R) Index(4)                   10.32%          10.89%             11.98%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. Until September 27, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the Fund's investment adviser and paid fees to three subadvisers that actively managed the Fund. Effective September 27, 1999, the investment advisory services previously provided for the Fund by NAS were transferred to the current investment adviser, Villanova Mutual Fund Capital Trust ("VMF"), now known as Nationwide Fund Advisors. The Board of Trustees of the Trust, at the recommendation of VMF and NAS, effective September 27, 1999, replaced the three subadvisers with one subadviser and changed the Fund's investment strategy from an active management style to a more passive style which follows an index. As such, the change in investment strategy may have affected returns.


2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II (May 6, 2002), Class III (December 31, 2004) and Class ID (May 1, 2006) shares are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class ID shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information. Class ID shares' annual returns have not been restated to reflect any lower expenses applicable to such class.

4 The S&P 400(R) Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


8 | INDEX SERIES

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                 N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)(2)                      N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted from
Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.22%      0.22%       0.22%      0.22%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
   Other Expenses(3)                    0.28%      0.19%       0.24%      0.09%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(4)                   0.50%      0.66%       0.46%      0.31%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.19%, 0.10%, and 0.15% for Class I, Class II, and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 0.56%, 0.81%, and 0.56% for Class I, Class II, and Class III shares, respectively. Class ID shares do not pay an administrative services fee.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                  1 YR         3 YRS        5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I                            $51          $160         $280          $628
--------------------------------------------------------------------------------
Class II                            67           211          368           822
--------------------------------------------------------------------------------
Class III                           47           148          258           579
--------------------------------------------------------------------------------
Class ID                            32           100          174           393
--------------------------------------------------------------------------------


                                                                INDEX SERIES | 9

SECTION 1 | NVIT S&P 500 Index Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Standard & Poor's 500(R) Index ("S&P 500(R)") before the deduction of Fund expenses. Under normal conditions, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of EQUITY SECURITIES of companies included in the S&P 500(R) and in DERIVATIVE instruments linked to the S&P 500(R), primarily futures contracts.

The S&P 500(R) is a MARKET-WEIGHTED INDEX composed of approximately 500 COMMON STOCKS of large U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2006, the MARKET CAPITALIZATIONS of companies in the S&P 500(R) ranged from $1.4 billion to $446.9 billion.

The Fund does not necessarily invest in all of the securities in the S&P 500(R), or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500(R) as a whole.

NFA has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may also be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.

10 | INDEX SERIES

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS IV SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

             2001    2002   2003    2004    2005   2006
            ---------------------------------------------
            -12.2%  -22.3%  28.3%   10.6%    4.8%  15.3%


BEST QUARTER:        15.4% - 2ND QTR. OF 2003
WORST QUARTER:      -17.4% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                            1 YR       5 YRS       INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                          15.06%       5.66%             1.08%
--------------------------------------------------------------------------------
Class II Shares(2)                         14.66%       5.29%             0.73%
--------------------------------------------------------------------------------
Class IV Shares                            15.32%       5.90%             1.31%
--------------------------------------------------------------------------------
Class ID Shares(2)                         15.41%       5.91%             1.32%
--------------------------------------------------------------------------------
S&P 500(R) Index(3)                        15.79%       6.19%             1.90%
--------------------------------------------------------------------------------

1 The Fund's predecessor, the Market Street Equity 500 Index Portfolio, commenced operations on February 7, 2000. From the Fund's inception date until October 1, 2002, Market Street Investment Management Company ("MSIM") served as the investment adviser. On October 1, 2002, NFA replaced MSIM as the investment adviser for the Fund. As of April 28, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street Equity Index 500 Portfolio. At that time the Fund took on the performance of the Market Street Equity Index 500 Portfolio.

2 Returns until the creation of Class I shares (December 31, 2004), Class II shares (December 31, 2004) and Class ID shares (May 1, 2006) are based on the previous performance of Class IV shares of the Fund (which was based on the previous performance of the Fund's predecessor until April 28,
      2003). Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I, Class II and Class ID shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class IV shares. Class ID shares' annual returns have not been restated to reflect any lower expenses applicable to such class.

3 The S&P 500(R) Index is an unmanaged market capitalization- weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                               INDEX SERIES | 11

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                      CLASS I   CLASS II   CLASS IV   CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                  N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)                          N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted from
Fund assets)
--------------------------------------------------------------------------------
   Management Fees                       0.13%      0.13%      0.13%      0.13%
--------------------------------------------------------------------------------
   Distribution and/or
   Service (12b-1) Fees                 None        0.25%     None       None
--------------------------------------------------------------------------------
   Other Expenses(2)                     0.10%      0.20%      0.20%      0.10%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                    0.23%      0.58%      0.33%      0.23%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% for Class II and Class IV shares, but which are permitted to be as high as 0.25% with respect to Class II shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 0.73% and 0.43% for Class II and Class IV shares, respectively. Class I and Class ID shares do not pay an administrative services fee.

3 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.23% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                          1 YR     3 YRS    5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I                                    $24       $74     $130          $293
--------------------------------------------------------------------------------
Class II                                    59       186      324           726
--------------------------------------------------------------------------------
Class IV                                    34       106      185           418
--------------------------------------------------------------------------------
Class ID                                    24        74      130           293
--------------------------------------------------------------------------------


12 | INDEX SERIES

SECTION 1 | NVIT Small Cap Index Fund Summary and Performance


OBJECTIVE

The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, investing in a portfolio of securities whose performance seeks to match the performance of the Russell 2000 before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of EQUITY SECURITIES of companies included in the Russell 2000 and in DERIVATIVE instruments linked to the Russell 2000, primarily futures contracts.

The Russell 2000 is a MARKET-WEIGHTED INDEX composed of approximately 2,000 COMMON STOCKS of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of January 31, 2007, the MARKET CAPITALIZATIONS of companies in the Russell 2000 ranged from $74 million to $3.49 billion.

The Fund does not necessarily invest in all of the securities in the Russell 2000, or in the same weightings. The Fund's portfolio managers choose investments so that the MARKET CAPITALIZATIONS, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 as a whole.

NFA has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL-CAP RISK - in general, stocks of SMALL-CAP COMPANIES trade in lower volumes and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


Performance information is not provided because the Fund had not completed one full calendar year of operations as of the date of this prospectus.


                                                               INDEX SERIES | 13

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


SHAREHOLDER FEES (PAID DIRECTLY                CLASS ID   CLASS II   CLASS VII
FROM YOUR INVESTMENT)(1)                         SHARES     SHARES      SHARES
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                                None       None        None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                            0.20%      0.20%       0.20%
--------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees                               None       0.25%       0.40%
--------------------------------------------------------------------------------
Other Expenses(2)                                  0.11%      0.21%       0.36%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                              0.31%      0.66%       0.96%
--------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursements(4)                          0.01%      0.01%       0.01%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                                    0.30%      0.65%       0.95%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class II shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.80% for Class II shares. Class ID shares do not pay an administrative services fee.

3 Expenses are estimated based on the Fund's projected average net assets for 2007.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.30% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                               1 YR       3 YRS
--------------------------------------------------------------------------------
Class ID                                                        $31        $ 99
--------------------------------------------------------------------------------
Class II                                                         66         210
--------------------------------------------------------------------------------
Class VII                                                        97         305
--------------------------------------------------------------------------------


14 | INDEX SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P 500 Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P MidCap 400 Index, ranging from $500 million to $10.6 billion as of December 31, 2006.


MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                               INDEX SERIES | 15

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

MORE ABOUT INDEX FUNDS


None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the portfolio turnover and trading costs for each Fund (except the NVIT Bond Index Fund) will be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.


The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o     purchases of Fund shares increase,

o     to provide liquidity for redemptions of Fund shares and

o     to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.


Each of the Funds may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process." The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of the relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.


OTHER INVESTMENTS


In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds.

NVIT BOND INDEX FUND


The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


The NVIT Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.


All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.


The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.


16 | INDEX SERIES

The Fund may also enter into "dollar rolls," in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.


The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed-income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.


NVIT INTERNATIONAL INDEX FUND

The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. The countries represented in the MSCI EAFE Index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.


Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


NVIT MID CAP INDEX FUND

The S&P 400(R) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects stocks for the S&P 400(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment.

Standard & Poor's periodically updates the S&P 400(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

NVIT S&P 500 INDEX FUND

The S&P 500(R) is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500(R) is generally considered to broadly represent the performance of publicly traded U.S. large capitalization stocks, although a small part of the S&P 500(R) is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500(R) based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500(R), at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

NVIT SMALL CAP INDEX FUND

The Russell 2000 Index is composed of common stocks of small-cap U.S.
companies. It includes the smallest 2,000 companies in the Russell 3000(R) Index, which measures the performance of the largest 3,000 U.S. companies based on market capitalization. The Russell 2000 Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000 Index based on its criteria for the index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index until the annual update.


ADDITIONAL RISKS


BORROWING RISK - each of the Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.


                                                               INDEX SERIES | 17

DERIVATIVES RISK - is the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. The Funds may invest in derivatives, primarily futures and options.


Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;


o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and


o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


DOLLAR ROLLS RISK (NVIT BOND INDEX FUND) - the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

EVENT RISK (NVIT BOND INDEX FUND) - a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of a company's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

FOREIGN GOVERNMENT DEBT SECURITIES RISK (NVIT BOND INDEX FUND) - a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

FOREIGN SECURITIES RISK (NVIT BOND INDEX FUND, NVIT INTERNATIONAL INDEX FUND) - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The NVIT Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar- denominated foreign securities.

MORTGAGE-BACKED SECURITIES RISK (NVIT BOND INDEX FUND) - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."


Because of pre-payment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


PREFERRED STOCK (NVIT MID CAP INDEX FUND AND NVIT S&P 500 INDEX FUND) - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

REPURCHASE AGREEMENTS (NVIT MID CAP INDEX FUND AND NVIT S&P 500 INDEX FUND) - a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.


18 | INDEX SERIES

SMALL-CAP AND MID-CAP RISK (NVIT MID CAP INDEX FUND AND NVIT SMALL CAP INDEX
FUND) - the Funds may invest in stocks of small-cap and mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in securities of a small-cap or mid-cap company may lose substantial value. Investing in small- cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK (NVIT INTERNATIONAL INDEX FUND, NVIT MID CAP INDEX FUND, NVIT S&P 500 INDEX FUND AND NVIT SMALL CAP INDEX FUND) - the Funds could lose value if the individual stocks in which they have invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and


o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;


o repurchase agreements covering any of the securities in which the Fund may invest directly and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES (NVIT BOND INDEX FUND) - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.


U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");


o     the Federal Home Loan Mortgage Corporation ("FHLMC"); and


o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                               INDEX SERIES | 19

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees of the Trust, BlackRock Investment Management, LLC ("BlackRock"), located at 800 Scudder Mills Road, Plainsboro, NJ 08536, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. BlackRock makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.

BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. NFA pays BlackRock from the management fee it receives.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreement) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The total management fees paid by each Fund listed below for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets taking into account any applicable waivers, were as follows:

FUND                                                                 FEE
--------------------------------------------------------------------------
NVIT International Index Fund*                                      0.00%
--------------------------------------------------------------------------
NVIT Mid Cap Index Fund                                             0.22%
--------------------------------------------------------------------------
NVIT S&P 500 Index Fund                                             0.13%
--------------------------------------------------------------------------

* NFA waived and/or reimbursed 0.27% of management fee for the period from May 1, 2006 (commencement of operations) through December 31, 2006.

The management fee rate for each Fund listed below, expressed as a percentage of each Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

FUND                                                 ASSETS          FEE
--------------------------------------------------------------------------
NVIT Bond Index Fund*                 $0 up to $1.5 billion         0.22%
                              $1.5 billion up to $3 billion         0.21%
                                        $3 billion and more         0.20%
--------------------------------------------------------------------------
NVIT Small Cap Index Fund*            $0 up to $1.5 billion         0.20%
                              $1.5 billion up to $3 billion         0.19%
                                        $3 billion and more         0.18%
--------------------------------------------------------------------------

* The Fund had not commenced operations as of the fiscal year ended December 31, 2006.

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to the Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


20 | INDEX SERIES

PORTFOLIO MANAGEMENT


NVIT BOND INDEX FUND: Keith Anderson and Scott Amero are the overall investment supervisors for the NVIT Bond Index Fund, and Matthew Marra and Andrew Phillips are responsible for the day-to-day management of the Fund's investments. Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock's Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide.

Scott Amero is a Managing Director of BlackRock and co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips has been a Managing Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is a Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios.

NVIT INTERNATIONAL INDEX FUND, NVIT MID CAP INDEX FUND, NVIT S&P 500 INDEX FUND AND NVIT SMALL CAP INDEX FUND: Each Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of the Quantitative Index Management Team. Ms. Jelilian and Mr. Russo are jointly responsible for the day-to-day management of each Fund's portfolio and the selection of each Fund's investments.

Ms. Jelilian is a Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006, and has been a member of the Funds' management team since 2000. Ms. Jelilian has 13 years experience in investing and in managing index investments.

Mr. Russo is a Director of BlackRock, which he joined in 2006. Prior to joining BlackRock, Mr. Russo was a Director of Fund Asset Management, L.P. from 2004 to 2006, and was a Vice President thereof from 1999 to 2004. Mr. Russo has 11 years experience as a portfolio manager and trader.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

                                                               INDEX SERIES | 21

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class ID shares are primarily sold to other registered investment companies that operate as "funds-of-funds," such as the NVIT Investor Destinations Series. Class VI and Class VIII shares of the NVIT International Index Fund and Class III shares of the NVIT Mid Cap Index Fund may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees, may sell Class II, Class VI, Class VII and Class VIII shares. Shares of the Funds are not sold to individual investors.

Class IV shares of the NVIT S&P 500 Index Fund will be sold to separate accounts of:

o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA)

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).


The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares: however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations or, with respect to NVIT Bond Index Fund, the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


22 | INDEX SERIES

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and


o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


                                                               INDEX SERIES | 23

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III, Class VI and Class VIII shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.


Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, a Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:


o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to the Fund from short-term trading, those Funds that offer Class III, Class VI and Class VIII shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III, Class VI and Class VIII shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III, Class VI or Class VIII shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III, Class VI or Class VIII shares for 60 days or less. For this purpose, if Class III, Class VI or Class VIII shares (as applicable) were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first, and the Class III, Class VI or Class VIII shares (as applicable) that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.


24 | INDEX SERIES

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:


o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class VI, Class VII and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class VI, Class VII or Class VIII shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VI shares and 0.40% of the average daily net assets for Class VII and Class VIII shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II, Class III, Class VI, Class VII and Class VIII shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

Class ID shares do not pay a 12b-1 fee or an administrative services fee.

REVENUE SHARING

NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or


o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;


o broker-dealers and other financial intermediaries that sell such variable insurance contracts and


o insurance companies that include shares of the Funds as underlying subaccount options.


                                                               INDEX SERIES | 25

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


26 | INDEX SERIES

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                                               INDEX SERIES | 27

SECTION 6 | NVIT International Index Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. The NVIT Bond Index Fund and NVIT Small Cap Index Fund had not commenced operations as of December 31, 2006 and, therefore, there is no historical information to report. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                           INVESTMENT ACTIVITIES                DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                                Realized and
SELECTED DATA                                            Net Asset         Net    Unrealized
FOR EACH SHARE                                              Value,  Investment         Gains  Total from         Net
OF CAPITAL                                               Beginning      Income   (Losses) on  Investment  Investment          Total
OUTSTANDING                                              of Period      (Loss)   Investments  Activities      Income  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2006 (c)                          $10.00        0.12          0.82        0.94      (0.12)         (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2006 (c)                          $10.00        0.07          0.86        0.93      (0.12)         (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December 31, 2006 (c)                          $10.00        0.10          0.82        0.92      (0.10)         (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VIII SHARES
Period Ended December 31, 2006 (c)                          $10.00        0.07          0.85        0.92      (0.12)         (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December 31, 2006 (c)                          $10.00        0.14          0.83        0.97      (0.14)         (0.14)
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Ratio of Net
                                                                          Ratio       Ratio of       Investment
                                                                         of Net       Expenses    Income (Loss)
                                                                     Investment      (Prior to        (Prior to
SELECTED DATA                               Net Assets   Ratio of        Income     Reimburse-       Reimburse-
FOR EACH SHARE          Net Asset               at End   Expenses     (Loss) to      ments) to        ments) to
OF CAPITAL             Value, End  Total     of Period to Average       Average    Average Net      Average Net      Portfolio
OUTSTANDING             of Period Return        (000s) Net Assets    Net Assets     Assets (a)       Assets (a)    Turnover (b)
-------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2006 (c)            $10.82  9.57%(d)   $     1       0.76%(e)      1.83%(e)       1.29%(e)         1.30%(e)       10.94%
-------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December
   31, 2006 (c)            $10.81  9.42%(d)   $   350       0.76%(e)      1.25%(e)       1.13%(e)         0.88%(e)       10.94%
-------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December
   31, 2006 (c)            $10.82  9.26%(d)   $     1       0.97%(e)      1.57%(e)       1.50%(e)         1.04%(e)       10.94%
-------------------------------------------------------------------------------------------------------------------------------
CLASS VIII SHARES
Period Ended December
   31, 2006 (c)            $10.80  9.30%(d)   $ 5,031       0.88%(e)      0.98%(e)       1.35%(e)         0.51%(e)       10.94%
-------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December
   31, 2006 (c)            $10.83  9.83%(d)   $43,912       0.37%(e)      2.21%(e)       0.62%(e)         1.96%(e)       10.94%
-------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(c) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(d)   Not annualized.

(e)   Annualized.

28 | INDEX SERIES

SECTION 6 | NVIT Mid Cap Index Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Net
                                                                    Realized
                                                                         and
SELECTED DATA                             Net Asset         Net   Unrealized                                  Net
FOR EACH SHARE                               Value,  Investment        Gains   Total from          Net   Realized
OF CAPITAL                                Beginning      Income  (Losses) on   Investment   Investment      Gains             Total
OUTSTANDING                               of Period      (Loss)  Investments   Activities       Income   (Losses)     Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                 $13.17        0.04        (2.05)       (2.01)       (0.04)     (0.10)            (0.14)
Year Ended December 31, 2003                 $11.02        0.06         3.75         3.81        (0.06)          (d)          (0.06)
Year Ended December 31, 2004                 $14.77        0.09         2.23         2.32        (0.08)     (0.40)            (0.48)
Year Ended December 31, 2005                 $16.61        0.16         1.82         1.98        (0.18)     (1.05)            (1.23)
Year Ended December 31, 2006                 $17.36        0.21         1.48         1.69        (0.21)     (0.25)            (0.46)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)           $13.64        0.02        (2.53)       (2.51)       (0.03)     (0.10)            (0.13)
Year Ended December 31, 2003                 $11.00        0.03         3.74         3.77        (0.04)          (d)          (0.04)
Year Ended December 31, 2004                 $14.73        0.07         2.22         2.29        (0.06)     (0.40)            (0.46)
Year Ended December 31, 2005                 $16.56        0.13         1.81         1.94        (0.15)     (1.05)            (1.20)
Year Ended December 31, 2006                 $17.30        0.19         1.47         1.66        (0.18)     (0.25)            (0.43)
------------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December 31, 2006 (h)           $18.88        0.16        (0.01)        0.15        (0.19)     (0.25)            (0.44)
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of Net
                                                                              Ratio       Ratio of      Investment
                                                                             of Net       Expenses   Income (Loss)
                                                                         Investment      (Prior to       (Prior to
SELECTED DATA                                 Net Assets    Ratio of         Income     Reimburse-      Reimburse-
FOR EACH SHARE          Net Asset                 at End    Expenses      (Loss) to      ments) to       ments) to
OF CAPITAL             Value, End  Total       of Period  to Average        Average    Average Net     Average Net      Portfolio
OUTSTANDING             of Period Return          (000s)  Net Assets     Net Assets     Assets (a)      Assets (a)    Turnover (b)
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002                $11.02 (15.30%)      $285,970       0.74%          0.37%          0.75%           0.36%          27.32%
Year Ended December
   31, 2003                $14.77  34.65%       $432,589       0.74%          0.49%              (g)             (g)        11.58%
Year Ended December
   31, 2004                $16.61  15.73%       $532,474       0.60%          0.62%              (g)             (g)        15.90%
Year Ended December
   31, 2005                $17.36  12.10%       $576,339       0.55%          0.93%              (g)             (g)        19.32%
Year Ended December
   31, 2006                $18.59   9.89%       $548,012       0.50%          1.17%              (g)             (g)        13.76%
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2002 (c)            $11.00 (18.44%)(e)   $  1,232       0.96%(f)       0.25%(f)           (g)             (g)        27.32%
Year Ended December
   31, 2003                $14.73  34.30%       $  8,049       0.98%          0.27%              (g)             (g)        11.58%
Year Ended December
   31, 2004                $16.56  15.50%       $ 15,367       0.78%          0.45%              (g)             (g)        15.90%
Year Ended December
   31, 2005                $17.30  11.90%       $ 21,512       0.72%          0.76%              (g)             (g)        19.32%
Year Ended December
   31, 2006                $18.53   9.74%       $ 21,522       0.66%          1.01%              (g)             (g)        13.76%
----------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December
   31, 2006 (h)            $18.59   0.94%(e)    $153,172       0.31%(f)       1.38%(f)           (g)             (g)        13.76%
----------------------------------------------------------------------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(d)   The amount is less than $0.005.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.


(h) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

                                                               INDEX SERIES | 29

SECTION 6 | NVIT S&P 500 Index Fund Financial Highlights


-----------------------------------------------------------------------------------------------------------------------------------
                                                                          INVESTMENT ACTIVITIES                 DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Net
                                                                             Realized and
SELECTED DATA                                       Net Asset         Net      Unrealized
FOR EACH SHARE                                         Value,  Investment  Gains (Losses)   Total from          Net
OF CAPITAL                                          Beginning      Income              on   Investment   Investment           Total
OUTSTANDING                                         of Period      (Loss)     Investments   Activities       Income   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December 31, 2002                            $8.12        0.10           (1.89)       (1.79)       (0.09)          (0.09)
Year Ended December 31, 2003 (c)                        $6.24        0.11            1.63         1.74        (0.13)          (0.13)
Year Ended December 31, 2004                            $7.85        0.14            0.68         0.82        (0.22)          (0.22)
Year Ended December 31, 2005                            $8.45        0.14            0.26         0.40        (0.14)          (0.14)
Year Ended December 31, 2006                            $8.71        0.17            1.15         1.32        (0.15)          (0.15)
------------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Year Ended December 31, 2006 (f) (g)                    $9.15        0.13            0.72         0.85        (0.12)          (0.12)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
                                                                                           Ratio of       Investment
                                                                            Ratio          Expenses    Income (Loss)
                                                  Net                      of Net         (Prior to        (Prior to
SELECTED DATA                               Assets at   Ratio of       Investment        Reimburse-       Reimburse-
FOR EACH SHARE          Net Asset                 End   Expenses    Income (Loss)         ments) to        ments) to
OF CAPITAL             Value, End   Total   of Period to Average       to Average           Average      Average Net       Portfolio
OUTSTANDING             of Period  Return      (000s) Net Assets       Net Assets    Net Assets (a)       Assets (a)    Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December
   31, 2002                 $6.24 (22.31%)   $235,961      0.28%            1.32%             0.50%            1.10%          19.00%
Year Ended December
   31, 2003 (c)             $7.85  28.33%    $281,115      0.28%            1.51%             0.47%            1.32%           2.41%
Year Ended December
   31, 2004                 $8.45  10.59%    $286,933      0.28%            1.74%             0.43%            1.59%           3.10%
Year Ended December
   31, 2005                 $8.71   4.75%    $265,571      0.28%            1.58%             0.47%            1.40%           4.29%
Year Ended December
   31, 2006                 $9.88  15.32%    $270,585      0.31%            1.80%             0.38%            1.73%           5.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Year Ended December
   31, 2006 (f) (g)         $9.88  9.42%(d)  $282,751      0.23%(e)         1.99%(e)          0.23%(e)         1.98%(e)        5.40%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) The NVIT S&P 500 Index Fund retained the history of Market Street Equity 500 Index Fund and the existing shares of the fund were designated Class IV Shares.

(d)   Not annualized

(e)   Annualized

(f) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(g) Net investment income (loss) is based on average shares outstanding during the period.

30 | INDEX SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to public info@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation)


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                                    PR-NIDX 5/07

NATIONWIDE Variable Insurance Trust


LEADERSHIP Series


NVIT Nationwide Leaders Fund
Nationwide NVIT U.S. Growth Leaders Fund
Gartmore NVIT Worldwide Leaders Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                             [NATIONWIDE LOGO]   NATIONWIDE
                                                                 Funds(SM)
                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


     3   SECTION 1 - FUND SUMMARIES AND PERFORMANCE
         NVIT Nationwide Leaders Fund
         Nationwide NVIT U.S. Growth Leaders Fund
         Gartmore NVIT Worldwide Leaders Fund
         Key Terms

    13   SECTION 2 - FUND DETAILS
         Additional Information about Investments, Investment Techniques and Risks

    15   SECTION 3 - FUND MANAGEMENT
         Investment Adviser
         Subadviser
         Management Fees
         Performance-Based Fees
         Multi-Manager Structure
         Portfolio Management
         Additional Information about the Portfolio Managers

    18   SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
         Choosing a Share Class
         Purchase Price
         Fair Valuation
         In-Kind Purchases
         Selling Shares
         Restrictions on Sales
         Excessive or Short-Term Trading
         Monitoring of Trading Activity
         Restrictions on Transactions
         Short-Term Trading Fees
         Distribution and Services Plans
         Revenue Sharing

    23   SECTION 5 - DISTRIBUTIONS AND TAXES
         Dividends and Distributions
         Tax Status

    24   SECTION 6 - FINANCIAL HIGHLIGHTS


                                                           LEADERSHIP SERIES | 1

Nationwide NVIT Leadership Series


INTRODUCTION TO THE LEADERSHIP SERIES


This prospectus provides information about three funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

NVIT Nationwide Leaders Fund
Nationwide NVIT U.S. Growth Leaders Fund
Gartmore NVIT Worldwide Leaders Fund


These Funds are primarily intended to help investors grow their capital through investments in leading U.S. or foreign companies.


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

Each Fund offers the following share classes:

o     Class I

o     Class II

o     Class III

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.


For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund may employ a "multi-manager" structure which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management - Multi-Manager Structure for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 12.

2 | LEADERSHIP SERIES

SECTION 1 | NVIT Nationwide Leaders Fund Summary and Performance


OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

--------------------------------------------------------------------------------

U.S. LEADER


A U.S. COMPANY THAT THE FUND'S MANAGEMENT BELIEVES HAS A STRONG
FRANCHISE CAPABLE OF TAKING ADVANTAGE OF ITS POSITION IN THE MARKETPLACE. BECAUSE THESE COMPANIES HAVE REPUTATIONS FOR QUALITY MANAGEMENT AND SUPERIOR PRODUCTS AND SERVICES, THE FUND'S MANAGEMENT EXPECTS THEM TO BECOME LEADERS IN THEIR INDUSTRIES. A U.S. COMPANY IS DEFINED AS HAVING BEEN ORGANIZED UNDER THE LAWS OF THE UNITED STATES, HAVING A PRINCIPAL PLACE OF BUSINESS IN THE UNITED STATES OR IF ITS STOCK TRADES PRIMARILY IN THE UNITED STATES.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Leaders, primarily in COMMON STOCKS and CONVERTIBLE SECURITIES. The portfolio manager seeks companies which generally meet one or more of the following characteristics:

o     above-average revenue growth;

o     above-average earnings growth;

o     consistent earnings growth or

o     attractive valuation.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. The Fund typically focuses its investments in a core group of 25 to 35 common stocks of LARGE-CAP and MID-CAP COMPANIES.


In seeking TOTAL RETURN, the portfolio manager seeks returns from both capital gains (I.E., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The Fund usually sells portfolio securities if:


o     the outlook of a company's earnings growth becomes less attractive;

o     more favorable opportunities are identified or

o     the company's stock price has increased significantly.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

MID-CAP RISK - generally, mid-cap stocks may be more volatile and less liquid than larger company stocks.


CONVERTIBLE SECURITIES RISK - results because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                                           LEADERSHIP SERIES | 3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS III SHARES

(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                 2002       2003       2004     2005       2006
                ------------------------------------------------
                 -5.8%      25.6%      18.8%    10.3%      16.1%


BEST QUARTER:    14.4% - 2ND QTR. OF 2003
WORST QUARTER:  -16.3% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:
                                                                          SINCE
                                             1 YR        5 YRS     INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                          16.05%       12.45%           12.45%
--------------------------------------------------------------------------------
Class II Shares(2)                         15.85%       12.26%           12.26%
--------------------------------------------------------------------------------
Class III Shares(3)                        16.12%       12.48%           12.48%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                        15.79%        6.19%            6.19%
--------------------------------------------------------------------------------


1     The Fund commenced operations on December 31, 2001.


2 Returns until the creation of Class I shares (May 9, 2002) and Class II shares (December 31, 2005) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I shares and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares.

3 Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide
      Funds: Short-Term Trading Fees for more information.

4 The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


4 | LEADERSHIP SERIES

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                               CLASS I   CLASS II   CLASS III
-------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                           N/A        N/A         N/A
-------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                             N/A        N/A        1.00%
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
-------------------------------------------------------------------------------
   Management Fees(3)                             0.80%      0.80%       0.80%
-------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                   None       0.25%       None
-------------------------------------------------------------------------------
   Other Expenses(4)                              0.32%      0.28%       0.30%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(5)                                       1.12%      1.33%       1.10%
-------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other charges and expenses on variable insurance contract holders. Such sales charges and other charges and expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.70% at its lowest to 0.90% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.12%, and 0.14% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.21%, 1.46%, and 1.21% for Class I, Class II and Class III shares, respectively.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.15% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                1 YR   3 YRS   5 YRS    10 YRS
-------------------------------------------------------------------------------
Class I                                        $ 114   $ 356   $ 617   $ 1,363
-------------------------------------------------------------------------------
Class II                                         135     421     729     1,601
-------------------------------------------------------------------------------
Class III                                        112     350     606     1,340
-------------------------------------------------------------------------------


                                                           LEADERSHIP SERIES | 5

SECTION 1 | Nationwide NVIT U.S. Growth Leaders Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term growth.

--------------------------------------------------------------------------------

U.S. GROWTH LEADER


A U.S. COMPANY THAT THE FUND'S MANAGEMENT BELIEVES HAS A STRONG AND IMPROVING FRANCHISE CAPABLE OF TAKING ADVANTAGE OF GROWTH OPPORTUNITIES. BECAUSE THESE COMPANIES HAVE HIGH GROWTH POTENTIAL AND REPUTATIONS FOR QUALITY MANAGEMENT AND SUPERIOR PRODUCTS AND SERVICES, THE FUND'S MANAGEMENT EXPECTS THEM TO BECOME DOMINANT IN THEIR INDUSTRIES AND TO HAVE GREATER THAN MARKET EARNINGS GROWTH RATES. A U.S. COMPANY IS DEFINED AS HAVING BEEN ORGANIZED UNDER THE LAWS OF THE UNITED STATES, HAVING A PRINCIPAL PLACE OF BUSINESS IN THE UNITED STATES, OR IF ITS STOCK TRADES PRIMARILY IN THE UNITED STATES.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 25 to 35 COMMON STOCKS of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling existing positions, or responding to exceptional market conditions.

The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.


The Fund usually sells portfolio securities if:


o     it appears unlikely that earnings expectations will be met;

o     the price of the security is or becomes overvalued;

o     the outlook of a company's earnings growth becomes less attractive and/or

o     more favorable opportunities are identified.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

6 | LEADERSHIP SERIES

SECTION 1 | Nationwide NVIT U.S. Growth Leaders Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS III SHARES

(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                  2002       2003      2004      2005       2006
                ------------------------------------------------
                -23.6%      52.4%     12.4%     12.0%      -0.3%

BEST QUARTER:     24.5% - 2ND QTR. OF 2003
WORST QUARTER:   -15.7% - 2ND QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:
                                                                         SINCE
                                                   1 YR   5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                                 -0.29%   7.79%          7.79%
--------------------------------------------------------------------------------
Class II Shares(2)                                -0.50%   7.59%          7.59%
--------------------------------------------------------------------------------
Class III Shares(3)                               -0.29%   7.89%          7.89%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                               15.79%   6.19%          6.19%
--------------------------------------------------------------------------------


1     The Fund commenced operations on December 31, 2001.


2 Returns until the creation of Class I shares (June 3, 2002) and Class II shares (March 21, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares.

3 Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual return for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds:
      Short-Term Trading Fees for more information.

4 The S&P 500 Index(R) is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                           LEADERSHIP SERIES | 7

SECTION 1 | Nationwide NVIT U.S. Growth Leaders Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                CLASS I   CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                            N/A        N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a
percentage of amount redeemed)(2)                   N/A        N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees(3)                              0.90%      0.90%       0.90%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees        None       0.25%       None
--------------------------------------------------------------------------------
   Other Expenses(4)                               0.31%      0.31%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(5)            1.21%      1.46%       1.20%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of December 31, 2006. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.68% at its lowest to 1.12% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.17%, 0.17%, and 0.16% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.29%, 1.54%, and 1.29% for Class I, Class II and Class III shares, respectively.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.15% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YR   3 YRS   5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                                          $123    $384    $665    $1,466
--------------------------------------------------------------------------------
Class II                                          149     462     797     1,746
--------------------------------------------------------------------------------
Class III                                         122     381     660     1,455
--------------------------------------------------------------------------------


8 | LEADERSHIP SERIES

SECTION 1 | Gartmore NVIT Worldwide Leaders Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------

WORLDWIDE LEADER


A COMPANY LOCATED ANYWHERE IN THE WORLD THAT THE PORTFOLIO MANAGER BELIEVES IS WELL POSITIONED TO TAKE ADVANTAGE OF GROWTH OPPORTUNITIES IN ITS INDUSTRY. WORLDWIDE LEADERS INCLUDE BOTH:

o COMPANIES THAT APPEAR TO OFFER LONG-TERM STRATEGIC GROWTH OPPORTUNITIES BECAUSE OF THEIR STRONG COMPETITIVE ADVANTAGE WITHIN KEY GROWTH SEGMENTS AND

o COMPANIES THAT APPEAR TO OFFER SHORT-TERM TACTICAL OPPORTUNITIES BASED ON CURRENT CIRCUMSTANCES.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located throughout the world (including the U.S.) that management believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily economically tied to, one country. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's portfolio manager evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the consensus.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.


The Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 COMMON STOCKS.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                                           LEADERSHIP SERIES | 9

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES

(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

     1998    1999     2000    2001     2002    2003    2004    2005    2006
   --------------------------------------------------------------------------
     19.1%   22.9%   -12.3%   18.8%   -25.4%   36.1%   15.7%   19.3%   25.9%

BEST QUARTER:   19.1% - 4TH QTR. OF 1998
WORST QUARTER: -22.1% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006

                                                                         SINCE
                                                  1  YR   5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                                 25.88%  12.02%          7.01%
--------------------------------------------------------------------------------
Class II Shares(3)                                25.58%  11.75%          6.41%
--------------------------------------------------------------------------------
Class III Shares(3)                               25.81%  12.01%          7.00%
--------------------------------------------------------------------------------
MSCI World Index(4)                               20.65%  10.49%         10.78%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. Until May 1, 2000, the Fund was managed as a global equity fund using a strategy involving greater portfolio diversification than that presently employed. Performance prior to May 1, 2000 represents this earlier strategy.


2 The existing shares of the Funds were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (December 31, 2005) and Class III shares (May 2, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares and Class III shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. The annual returns of the Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than the returns of Class I shares.

4 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, market capitalization-weighted index that measures the performance of global developed-market equities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


10 | LEADERSHIP SERIES

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                CLASS I   CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)                           N/A        N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed) (2)                             N/A        N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees (3)                             0.90%      0.90%       0.90%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees        None       0.25%       None
--------------------------------------------------------------------------------
   Other Expenses (4)                              0.31%      0.29%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               1.21%      1.44%       1.20%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI World Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.14% and 0.15% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.30%, 1.55%, and 1.30% for Class I, Class II and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YR   3 YRS    5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                                          $123    $384     $665   $1,466
--------------------------------------------------------------------------------
Class II                                          147     456      787    1,724
--------------------------------------------------------------------------------
Class III                                         122     381      660    1,455
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 11

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard and Poor's 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of January 31, 2007.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).


12 | LEADERSHIP SERIES

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


CONVERTIBLE SECURITIES (NVIT Nationwide Leaders Fund) - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS (Gartmore NVIT Worldwide Leaders Fund) - the Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES (Gartmore NVIT Worldwide Leaders Fund) - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risks that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK (Gartmore NVIT Worldwide Leaders Fund) - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.


                                                          LEADERSHIP SERIES | 13

STOCK MARKET RISK - a Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


14 | LEADERSHIP SERIES

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. With respect to the Gartmore NVIT Worldwide Leaders Fund, subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for the Gartmore NVIT Worldwide Leaders Fund. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees. Subject to the supervision of NFA and the Board of Trustees, GGP manages the Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreements, if applicable) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays NFA a base management fee based on each Fund's average daily net assets. NFA pays GGP from the management fee it receives.

PERFORMANCE-BASED FEES - NVIT NATIONWIDE LEADERS FUND, GARTMORE NVIT WORLDWIDE LEADERS FUND

Each of the NVIT Nationwide Leaders Fund and the Gartmore NVIT Worldwide Leaders Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser, where applicable) for outperforming or underperforming, respectively, each such Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

FUND                                                                  BENCHMARK
--------------------------------------------------------------------------------
NVIT Nationwide Leaders Fund                                   S&P 500(R) Index
--------------------------------------------------------------------------------
Gartmore NVIT Worldwide Leaders Fund                           MSCI World Index
--------------------------------------------------------------------------------

The calculation of the total management fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter) as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments". The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) For Gartmore NVIT Worldwide Leaders Fund, NFA pays/(charges) the entire performance component of the fee to the Fund's subadviser, GGP.


OUT OR UNDERPERFORMANCE                                          CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                                +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                               +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                               +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                               +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                               +/- 0.10%
--------------------------------------------------------------------------------


These performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

UNDER THESE PERFORMANCE FEE ARRANGEMENTS, NFA (AND THE SUBADVISER) CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF A FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.


                                                          LEADERSHIP SERIES | 15

PERFORMANCE-BASED FEES:
NATIONWIDE NVIT U.S. GROWTH LEADERS FUND

The Nationwide NVIT U.S. Growth Leaders Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. This fee is intended to either reward or penalize the Adviser for outperforming or underperforming, respectively, the S&P 500(R) Index.

The calculation of the total management fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable Base Fee Breakpoints as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments."
The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 36-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod, and that total fee is paid at the end of that most recently completed quarter. The SAI contains more detailed information about any possible performance adjustments.

The performance fee calculation applies to all of the Fund's share classes equally, based on the performance of Class III shares. Thus, if the Fund outperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%.

UNDER THIS PERFORMANCE FEE ARRANGEMENT, NFA CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF THE FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN 12%.

BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)
--------------------------------------------------------------------------------

NET ASSETS                                                    MINIMUM FEE   BASE FEE   MAXIMUM FEE
---------------------------------------------------------------------------------------------------
NVIT NATIONWIDE LEADERS FUND
On assets up to $500 million                                        0.70%      0.80%         0.90%
On assets of $500 million or more but less than $2 billion          0.60%      0.70%         0.80%
On assets of $2 billion and more                                    0.55%      0.65%         0.75%

NATIONWIDE NVIT U.S. GROWTH LEADERS FUND
On assets up to $500 million                                        0.68%      0.90%         1.12%
On assets of $500 million or more but less than $2 billion          0.62%      0.80%         0.98%
On assets of $2 billion and more                                    0.59%      0.75%         0.91%

GARTMORE NVIT WORLDWIDE LEADERS FUND
On assets up to $50 million                                         0.80%      0.90%         1.00%
On assets of $50 million or more                                    0.75%      0.85%         0.95%
---------------------------------------------------------------------------------------------------

ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2006 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)
--------------------------------------------------------------------------------

                                                                MANAGEMENT FEES
--------------------------------------------------------------------------------
NVIT NATIONWIDE LEADERS FUND                                              0.80%
--------------------------------------------------------------------------------
NATIONWIDE NVIT U.S. GROWTH LEADERS FUND                                  0.90%
--------------------------------------------------------------------------------
GARTMORE NVIT WORLDWIDE LEADERS FUND                                      0.90%
--------------------------------------------------------------------------------


16 | LEADERSHIP SERIES

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Gartmore NVIT Worldwide Leaders Fund is subadvised by GGP. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

In instances where NFA hires a subadviser, NFA performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT


NVIT NATIONWIDE LEADERS FUND

Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. He has managed the Fund since September 2004. Mr. Haubold currently also manages or co-manages the Nationwide Fund, Nationwide Leaders Fund, Nationwide Small Cap Fund, Nationwide Small Cap Leaders Fund and NVIT Nationwide Fund.

Mr. Haubold joined NFA in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. He has over 20 years of investment management experience.

NATIONWIDE NVIT U.S. GROWTH LEADERS FUND

Christopher Baggini, CFA, senior portfolio manager, and Douglas Burtnick, CFA, portfolio manager, are responsible for the day-today management of the Fund, including the selection of the Fund's investments.

Mr. Baggini joined NFA in March 2000 and has managed the Fund since December 2001. Mr. Baggini also manages or co-manages the Nationwide Growth Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund and Nationwide NVIT Growth Fund.

Mr. Burtnick joined NFA in May 2002 and has managed the Fund since March 2003. Mr. Burtnick also manages or co-manages the Nationwide U.S. Growth Leaders Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Growth Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide NVIT Global Financial Services Fund, Nationwide NVIT Global Health Sciences Fund and Nationwide NVIT Growth Fund.

GARTMORE NVIT WORLDWIDE LEADERS FUND

Neil Rogan is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Rogan joined GGP in September 1997 as head of Asia Pacific Equities and has managed the Fund since January 12, 2001. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team. He also manages the Nationwide Worldwide Leaders Fund.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                          LEADERSHIP SERIES | 17

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.


The Funds do not calculate NAV on the following days:

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


18 | LEADERSHIP SERIES

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission). If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities, such as the Gartmore NVIT Worldwide Leaders Fund, may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


                                                          LEADERSHIP SERIES | 19

Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in Class III shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


20 | LEADERSHIP SERIES

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I, Class II, and Class III shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.


Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:


o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


                                                          LEADERSHIP SERIES | 21

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


22 | LEADERSHIP SERIES

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                                          LEADERSHIP SERIES | 23

SECTION 6 | NVIT Nationwide Leaders Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

-----------------------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES                      DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
                                                                        Net
                                                               Realized and
SELECTED DATA                           Net Asset         Net    Unrealized
FOR EACH SHARE                             Value,  Investment         Gains  Total from         Net       Net
OF CAPITAL                           Beginning of      Income   (Losses) on  Investment  Investment  Realized          Total
OUTSTANDING                                Period       (Loss)  Investments  Activities      Income     Gains  Distributions
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)   $      11.20        0.03         (1.75)      (1.72)      (0.06)       --          (0.06)
Year Ended December 31, 2003         $       9.44        0.01          2.37        2.38       (0.02)       --          (0.02)
Year Ended December 31, 2004         $      11.81        0.06          2.15        2.21       (0.05)    (0.20)         (0.25)
Year Ended December 31, 2005         $      13.78        0.15          1.21        1.36       (0.17)    (2.08)         (2.25)
Year Ended December 31, 2006         $      12.89        0.10          1.96        2.06       (0.12)    (1.09)         (1.21)
-----------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002         $      10.08        0.04         (0.64)      (0.60)      (0.06)       --          (0.06)
Year Ended December 31, 2003         $       9.44        0.01          2.39        2.40       (0.02)       --          (0.02)
Year Ended December 31, 2004         $      11.83        0.06          2.15        2.21       (0.05)    (0.20)         (0.25)
Year Ended December 31, 2005         $      13.80        0.16          1.20        1.36       (0.17)    (2.08)         (2.25)
Year Ended December 31, 2006         $      12.91        0.10          1.97        2.07       (0.12)    (1.09)         (1.21)
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Ratio of Net
                                                                                                  Ratio of    Investment
                                                                                  Ratio of Net    Expenses Income (Loss)
                                            Net                   Net               Investment   (Prior to     (Prior to
SELECTED DATA                             Asset             Assets at    Ratio of       Income  Reimburse-    Reimburse-
FOR EACH SHARE                           Value,                End of Expenses to    (Loss) to   ments) to     ments) to
OF CAPITAL                   Redemption  End of  Total         Period Average Net      Average Average Net   Average Net   Portfolio
OUTSTANDING                        Fees  Period Return          (000s)   Assets     Net Assets  Assets (a)    Assets (a) Turnover(b)
CLASS I SHARES
Period Ended December
   31,2002 (c)                     0.02 $  9.44 (15.17%)(d) $     247     1.12%(e)     1.03%(e)         (f)          (f)     105.28%
Year Ended December 31, 2003       0.01 $ 11.81  25.38%     $     530        1.14%        0.05%         (f)          (f)     244.94%
Year Ended December 31, 2004       0.01 $ 13.78  18.79%     $     927        1.19%        0.55%         (f)          (f)     259.37%
Year Ended December 31, 2005         -- $ 12.89  10.31%     $   1,496        1.16%        1.18%         (f)          (f)     483.17%
Year Ended December 31, 2006         -- $ 13.74  16.05%     $   2,421        1.12%        0.55%         (f)          (f)     671.16%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002       0.02 $  9.44  (5.78%)    $   8,463        1.15%        0.80%       1.16%        0.79%     105.28%
Year Ended December 31, 2003       0.01 $ 11.83  25.59%     $   8,801        1.13%        0.16%         (f)          (f)     244.94%
Year Ended December 31, 2004       0.01 $ 13.80  18.77%     $   9,617        1.17%        0.48%         (f)          (f)     259.37%
Year Ended December 31, 2005         -- $ 12.91  10.30%     $  20,271        1.16%        1.26%         (f)          (f)     483.17%
Year Ended December 31, 2006         -- $ 13.77  16.12%     $  32,286        1.10%        0.63%         (f)          (f)     671.16%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 9, 2002 (recommencement of operations) through December 31, 2002.

(d)   Not annualized.

(e)   Annualized.

(f)   There were no fee waivers/reimbursements during the period.


24 | LEADERSHIP SERIES

SECTION 6 | Nationwide NVIT U.S. Growth Leaders Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                      INVESTMENT ACTIVITIES                                DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                              Net
                                                     Realized and
SELECTED DATA             Net Asset         Net        Unrealized
FOR EACH SHARE               Value,  Investment             Gains  Total from         Net
OF CAPITAL             Beginning of      Income       (Losses) on  Investment  Investment  Net Realized  Return of          Total
OUTSTANDING                  Period      (Loss)       Investments  Activities      Income         Gains    Capital  Distributions
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2002 (b)         $      8.64       (0.02)            (1.07)      (1.09)         --            --         --             --
Year Ended December
   31, 2003             $      7.56       (0.02)             3.95        3.93          --         (0.76)        --          (0.76)
Year Ended December
   31, 2004             $     10.74       (0.08)             1.36        1.28          --         (0.46)        --          (0.46)
Year Ended December
   31, 2005             $     11.56       (0.02)             1.32        1.30          --         (2.06)        --          (2.06)
Year Ended December
   31, 2006             $     10.80        0.02             (0.08)      (0.06)      (0.02)        (0.18)     (0.01)         (0.21)
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (c)         $      8.17       (0.02)             3.36        3.34          --         (0.76)        --          (0.76)
Year Ended December
   31, 2004             $     10.76       (0.08)             1.33        1.25          --         (0.46)        --          (0.46)
Year Ended December
   31, 2005             $     11.55       (0.04)             1.31        1.27          --         (2.06)        --          (2.06)
Year Ended December
   31, 2006             $     10.76          -- (h)         (0.07)      (0.07)      (0.01)        (0.18)     (0.01)         (0.20)
----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December
   31, 2002             $      9.92       (0.05)            (2.30)      (2.35)         --            --         --             --
Year Ended December
   31, 2003             $      7.58       (0.03)             3.99        3.96          --         (0.76)        --          (0.76)
Year Ended December
   31, 2004             $     10.79       (0.11)             1.40        1.29          --         (0.46)        --          (0.46)
Year Ended December
   31, 2005             $     11.62       (0.03)             1.33        1.30          --         (2.06)        --          (2.06)
Year Ended December
   31, 2006             $     10.86        0.04             (0.08)      (0.04)      (0.02)        (0.18)     (0.01)         (0.21)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Ratio of Net
SELECTED DATA                                                                  Ratio of         Investment
FOR EACH SHARE                       Net Asset               Net Assets at  Expenses to      Income (Loss)
OF CAPITAL              Redemption  Value, End  Total        End of Period  Average Net         to Average         Portfolio
OUTSTANDING                   Fees  of Period  Return               (000s)      Assets          Net Assets       Turnover(a)
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2002 (b)               0.01  $     7.56  (12.50%) (d) $         476         1.16% (e)        (0.56%) (e)       754.41%
Year Ended December
   31, 2003                   0.01  $    10.74   52.14%      $       6,199         1.19%            (0.50%)           580.71%
Year Ended December
   31, 2004                     --  $    11.56   12.41%      $       6,369         1.29%            (0.77%)           520.00%
Year Ended December
   31, 2005                     --  $    10.80   11.96%      $      10,783         1.17%            (0.39%)           447.55%
Year Ended December
   31, 2006                     --  $    10.53   (0.29)% (g) $      11,510         1.21% (f)         0.26% (f)        382.64%
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (c)               0.01  $    10.76   41.02% (d)  $       4,101         1.43% (e)        (0.66%) (e)       580.71%
Year Ended December
   31, 2004                     --  $    11.55   12.10%      $      10,593         1.53%            (1.03%)           520.00%
Year Ended December
   31, 2005                     --  $    10.76   11.70%      $      19,067         1.41%            (0.63%)           447.55%
Year Ended December
   31, 2006                     --  $    10.49   (0.50)% (g) $      19,777         1.46% (f)         0.02% (f)        382.64%
----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December
   31, 2002                   0.01  $     7.58  (23.59%)     $       6,501         1.10%            (0.64%)           754.41%
Year Ended December
   31, 2003                   0.01  $    10.79   52.39%      $      54,959         1.19%            (0.50%)           580.71%
Year Ended December
   31, 2004                     --  $    11.62   12.45%      $      33,158         1.29%            (0.77%)           520.00%
Year Ended December
   31, 2005                     --  $    10.86   11.99%      $      37,556         1.17%            (0.38%)           447.55%
Year Ended December
   31, 2006                     --  $    10.61   (0.29%) (g) $      29,194         1.20% (f)         0.31% (f)        382.64%
----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) For the period from June 3, 2002 (commencement of operations) through December 31, 2002.

(c) For the period from March 21, 2003 (commencement of operations) through December 31, 2003.

(d)   Not annualized.

(e)   Annualized.

(f)   Excludes reimbursement from the Adviser.

(g) Includes reimbursement from the Adviser which increased the total return by 0.66%.

(h)   Amount is less than $0.005.


                                                          LEADERSHIP SERIES | 25

SECTION 6 | Gartmore NVIT Worldwide Leaders Fund Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES                      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
                                                                  Net
                                                         Realized and
SELECTED DATA                    Net Asset          Net    Unrealized
FOR EACH SHARE                      Value,   Investment         Gains  Total from         Net
OF CAPITAL                    Beginning of       Income   (Losses) on  Investment  Investment  Tax Return          Total
OUTSTANDING                         Period       (Loss)   Investments  Activities      Income  of Capital  Distributions
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002  $       9.28        (0.04)        (2.29)      (2.33)      (0.08)      (0.02)         (0.10)
Year Ended December 31, 2003  $       6.85         0.01          2.46        2.47          --          --             --
Year Ended December 31, 2004  $       9.32         0.09          1.37        1.46          --          --             --
Year Ended December 31, 2005  $      10.78         0.01          2.04        2.05       (0.10)         --          (0.10)
Year Ended December 31, 2006  $      12.73         0.13          3.16        3.29       (0.12)         --          (0.12)
-------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31,
   2003 (c)                   $       6.89        (0.01)         2.44        2.43          --          --             --
Year Ended December 31, 2004  $       9.32         0.09          1.37        1.46          --          --             --
Year Ended December 31, 2005  $      10.78         0.01          2.04        2.05       (0.10)         --          (0.10)
Year Ended December 31, 2006  $      12.73         0.12          3.16        3.28       (0.12)         --          (0.12)
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Ratio of Net
                                                                                                  Ratio of    Investment
                                                                                                  Expenses Income (Loss)
                                                                               Ratio of Net      (Prior to     (Prior to
SELECTED DATA                                       Net Assets    Ratio of       Investment     Reimburse-    Reimburse-
FOR EACH SHARE                Net Asset                 at End    Expenses    Income (Loss)      ments) to     ments) to   Portfolio
OF CAPITAL                   Value, End  Total       of Period  to Average       to Average    Average Net   Average Net    Turnover
OUTSTANDING                   of Period Return           (000s) Net Assets       Net Assets     Assets (a)    Assets (a)         (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002 $     6.85 (25.39%)    $   26,467       1.32%            0.29%           1.32%       0.29%      529.97%
Year Ended December 31, 2003 $     9.32  36.06%     $   27,624       1.32%            0.30%             (f)         (f)      603.34%
Year Ended December 31, 2004 $    10.78  15.67%     $   28,776       1.25%            0.95%             (f)         (f)      452.01%
Year Ended December 31, 2005 $    12.73  19.34%     $   29,173       1.29%            0.18%             (f)         (f)      360.00%
Year Ended December 31, 2006 $    15.90  25.88%     $   29,403       1.21%            0.96%             (f)         (f)      269.37%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31,
   2003 (c)                  $     9.32  35.27% (d) $    5,853       1.35%(e)        (0.31%)(e)         (f)         (f)      603.34%
Year Ended December 31, 2004 $    10.78  15.67%     $    7,376       1.25%            0.94%             (f)         (f)      452.01%
Year Ended December 31, 2005 $    12.73  19.34%     $   16,198       1.29%            0.13%             (f)         (f)      360.00%
Year Ended December 31, 2006 $    15.89  25.81%     $   23,155       1.20%            0.93%             (f)         (f)      269.37%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period May 2, 2003 (commencement of operations) through December 31, 2003.

(d)   Not annualized.

(e)   Annualized.

(f)   There were no fee waivers/reimbursements during the period.


26 | LEADERSHIP SERIES

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

   The Nationwide framemark is a federally registered service mark of Nationwide
                             Mutual Insurance Company. ON YOUR SIDE is a service
                                    mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                                 PR-NLDRS [5/07]

NATIONWIDE Variable Insurance Trust


SECTOR Series


Nationwide NVIT Global Financial Services Fund
Nationwide NVIT Global Health Sciences Fund
Nationwide NVIT Global Technology and Communications Fund
Gartmore NVIT Global Utilities Fund


Fund PROSPECTUS

May 1, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                               [NATIONWIDE LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


       3    SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            Nationwide NVIT Global Financial Services Fund
            Nationwide NVIT Global Health Sciences Fund
            Nationwide NVIT Global Technology and Communications Fund Gartmore NVIT Global Utilities Fund
            Key Terms


      16    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment Techniques and Risks


      18    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Management Fees
            Performance-Based Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      21    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plans
            Revenue Sharing

      26    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      27    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                               SECTOR SERIES | 1

SECTOR Series

INTRODUCTION TO THE SECTOR SERIES


This prospectus provides information about four funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

Nationwide NVIT Global Financial Services Fund
Nationwide NVIT Global Health Sciences Fund
Nationwide NVIT Global Technology and Communications Fund
Gartmore NVIT Global Utilities Fund


These Funds are primarily intended:

o To help investors seek to grow their capital by pursuing investment opportunities in specific market sectors with dynamic prospects


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


Because the Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o     Class I

o     Class II

o     Class III

o     Class VI*


* Nationwide NVIT Global Financial Services Fund and Gartmore NVIT Global Utilities Fund currently do not offer Class VI shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED on page 15.

2 | SECTOR SERIES

SECTION 1 | Nationwide NVIT Global Financial Services Fund Summary and
Performance


OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------

A FINANCIAL SERVICES COMPANY IS ONE THAT IS PRIMARILY INVOLVED IN OR RELATED TO BANKING, MORTGAGE LENDING AND SERVICING, SECURITIES AND COMMODITIES TRADING, INVESTMENT MANAGEMENT, INVESTMENT BANKING, INSURANCE, REAL ESTATE, PROVIDING FINANCIAL GUARANTEES, LEASING, CREDIT CARD SERVICING AND LENDING.

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to financial services.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     banks and savings and loans;

o     consumer and industrial finance companies;

o     investment banks;

o     insurance brokers;

o     insurance companies;

o     securities brokers and advisers;

o     real estate-related companies and

o     leasing companies.

The portfolio manager aims to provide strong performance by investing in companies the portfolio manager believes

o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The Fund may invest in financial services companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                                               SECTOR SERIES | 3

SECTION 1 | Nationwide NVIT Global Financial Services Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS III SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                       2002    2003    2004    2005    2006
                      --------------------------------------
                      -11.4%   41.5%   21.1%   11.2%   20.3%

BEST QUARTER:    22.5% - 2ND QTR. OF 2003
WORST QUARTER:   -20.1% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                          SINCE
                                                  1 YR     5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I shares(2)                                20.32%    15.19%         15.17%
--------------------------------------------------------------------------------
Class II shares(2)                               20.08%    14.93%         14.91%
--------------------------------------------------------------------------------
Class III shares(3)                              20.34%    15.22%         15.20%
--------------------------------------------------------------------------------
MSCI World Financials Index(4)                   24.49%    14.13%         14.13%
--------------------------------------------------------------------------------

1 The Fund commenced operations on December 28, 2001, and offered only one class of shares, now known as Class III shares.

2 Returns until the creation of Class I shares (May 10, 2002) and Class II shares (May 28, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. The annual returns of the Class II shares have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than Class III shares.

3 Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide
      Funds: Short-Term Trading Fees for more information.

4 The Morgan Stanley Capital International (MSCI) World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


4 | SECTOR SERIES

SECTION 1 | Nationwide NVIT Global Financial Services Fund Summary and Performance (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                                 CLASS I   CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your
investment)(1)                                       N/A        N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of
amount redeemed)(2)                                  N/A        N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from
Fund assets)
--------------------------------------------------------------------------------
   Management Fees(3)                               0.90%      0.90%       0.90%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                     None       0.25%       None
--------------------------------------------------------------------------------
   Other Expenses(4)                                0.34%      0.34%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                  1.24%      1.49%       1.20%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI World Financials Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.16% and 0.12% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.33%,1.58% and 1.33% for Class I, Class II and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YR   3 YRS    5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                                         $ 126   $ 393   $  681   $ 1,500
--------------------------------------------------------------------------------
Class II                                          152     471      813     1,779
--------------------------------------------------------------------------------
Class III                                         122     381      660     1,455
--------------------------------------------------------------------------------


                                                               SECTOR SERIES | 5

SECTION 1 | Nationwide NVIT Global Health Sciences Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------

A HEALTH SCIENCES COMPANY IS ONE THAT FOCUSES ON MAINTAINING OR IMPROVING ONE'S QUALITY OF LIFE THROUGH RESEARCH, DEVELOPMENT AND/OR DISTRIBUTION OF PRODUCTS OR SERVICES RELATED TO MEDICINE, PHARMACEUTICALS OR PERSONAL HEALTH CARE.

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to health sciences.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     biotechnology;

o     health care;

o     medical services and devices;

o     medical supplies and

o     pharmaceuticals.


In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:


o     above-average per share earnings growth;

o     evidence of positive fundamental change;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     strong management and

o general operating characteristics that enable the company to compete successfully.


The Fund may invest in health sciences companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.


As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

6 | SECTOR SERIES

SECTION 1 | Nationwide NVIT Global Health Sciences Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS III SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

             2001      2002      2003      2004      2005      2006
             -------------------------------------------------------
              3.4%    -19.1%     36.8%      7.8%      8.4%      2.7%

BEST QUARTER:      20.1% - 2ND QTR. OF 2003
WORST QUARTER:    -15.9% - 1ST QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                  1 YR    5 YRS   INCEPTION(1)
-------------------------------------------------------------------------------
Class I shares(2)                                 2.71%    5.81%         5.09%
-------------------------------------------------------------------------------
Class II shares(3)                                2.43%    5.56%         4.84%
-------------------------------------------------------------------------------
Class III shares(4)                               2.70%    5.84%         5.12%
-------------------------------------------------------------------------------
Class VI shares(5)                                2.42%    5.71%         5.01%
-------------------------------------------------------------------------------
GS Healthcare Index(6)                            5.42%    4.09%        11.80%
-------------------------------------------------------------------------------


1     The Fund commenced operations on December 29, 2000.

2 Returns for Class I shares from December 29, 2001 until May 5, 2002 are based on Class III share performance because no Class I shares were outstanding during that period.


3 Returns until the creation of Class II shares (March 28, 2003) are based on the previous performance of Class I shares from December 28, 2001 to March 28, 2003 and on the previous performance of Class III shares prior to that. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. For Class II shares, these returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I and Class III shares.

4 Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide
      Funds: Short-Term Trading Fees for more information.

5 Returns until the creation of Class VI shares (April 28, 2004) are based on the previous performance of Class I shares from December 29, 2001 to April 28, 2004 and the previous performance of Class III shares prior to that. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class VI shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Class VI shares' annual returns have been restated to reflect the additional fees applicable to Class VI shares and are therefore lower than Class I shares. Additionally, returns for Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class VI shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

6 The Goldman Sachs (GS) Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the healthcare sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                               SECTOR SERIES | 7

SECTION 1 | Nationwide NVIT Global Health Sciences Fund Summary and Performance (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                      CLASS I    CLASS II  CLASS III   CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                  N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                              N/A         N/A       1.00%      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees(3)                    0.90%       0.90%      0.90%      0.90%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                          None        0.25%      None       0.25%
--------------------------------------------------------------------------------
   Other Expenses(4)                     0.29%       0.29%      0.29%      0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.19%       1.44%      1.19%      1.43%
--------------------------------------------------------------------------------
Acquired Fund (Indirect Underlying
Fund) Annual Operating Expenses(5)       0.04%       0.04%      0.04%      0.04%
--------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                1.23%       1.48%      1.23%      1.47%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III or Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
      Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Healthcare Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.16%, 0.16% and 0.15% for Class I, Class II, Class III and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.32%, 1.57%, 1.32% and 1.57% for Class I, Class II, Class III and Class VI shares, respectively.

5 Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                             1 YR     3 YRS    5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                     $ 125    $  390    $ 676    $ 1,489
--------------------------------------------------------------------------------
Class II                                      151       468      808      1,768
--------------------------------------------------------------------------------
Class III                                     125       390      676      1,489
--------------------------------------------------------------------------------
Class VI                                      150       465      803      1,757
--------------------------------------------------------------------------------


8 | SECTOR SERIES

SECTION 1 | Nationwide NVIT Global Technology and Communications Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------

TECHNOLOGY IS THE USE OF SCIENCE TO CREATE NEW PRODUCTS AND SERVICES. A TECHNOLOGY OR COMMUNICATIONS COMPANY IS ONE, FOR EXAMPLE, THAT DEVELOPS, PRODUCES OR DISTRIBUTES PRODUCTS OR SERVICES RELATED TO COMPUTERS, SEMICONDUCTORS, ELECTRONICS, COMMUNICATIONS, HEALTH CARE OR BIOTECHNOLOGY.

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to technology or communications.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     technology or communications hardware and equipment;

o     information technology;

o     software;

o     technology or communications consulting services;

o     consumer electronics;

o     defense technology and

o     broadcasting.


In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:


o     above-average per share earnings growth;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     development of new technologies;

o     efficient service and strong management;

o     pricing flexibility and

o general operating characteristics that enable the company to compete successfully.


The Fund may invest in technology and communications companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.


PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad- based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                                               SECTOR SERIES | 9

SECTION 1 | Nationwide NVIT Global Technology and Communications Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

              2001       2002      2003     2004      2005      2006
           ----------------------------------------------------------
             -42.7%     -42.8%     55.2%     4.3%     -0.5%     11.2%

BEST QUARTER:       24.5% - 2ND QTR. OF 2003
WORST QUARTER:     -41.3% - 1ST QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                  1 YR    5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Class I shares                                   11.17%    0.49%        -11.85%
--------------------------------------------------------------------------------
Class II shares(2)                               10.68%    0.30%        -12.00%
--------------------------------------------------------------------------------
Class III shares(2)                              11.08%    0.64%        -11.75%
--------------------------------------------------------------------------------
Class VI shares(2)                               11.20%    0.44%        -11.88%
--------------------------------------------------------------------------------
GS Technology Composite Index(3)                  8.96%    1.05%          8.14%
--------------------------------------------------------------------------------


1     The Fund commenced operations on June 30, 2000.


2 Returns until the creation of the Class II shares (March 28, 2003), Class III shares (May 2, 2002), and Class VI shares (April 28, 2004) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what these shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares' returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class I shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 4, Investing with Nationwide Funds:
      Short-Term Trading Fees for more information.

3 The Goldman Sachs ("GS") Technology Composite Index is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


10 | SECTOR SERIES

SECTION 1 | Nationwide NVIT Global Technology and Communications Fund Summary and Performance (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                  CLASS I    CLASS II    CLASS III    CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)              N/A         N/A          N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                          N/A         N/A         1.00%       1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees(3)                0.88%       0.88%        0.88%       0.88%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                      None        0.25%        None        0.25%
--------------------------------------------------------------------------------
   Other Expenses(4)                 0.27%       0.26%        0.26%       0.11%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(5)                          1.15%       1.39%        1.14%       1.24%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III and Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
      Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Technology Composite Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.78% at its lowest to 0.98% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.15%, 0.15% and 0.00% for Class I, Class II, Class III and Class VI shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.24%, 1.49%, 1.24% and 1.49% for Class I, Class II, Class III and Class VI shares, respectively.

5 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.23% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                                           $117    $365    $633   $1,398
--------------------------------------------------------------------------------
Class II                                           142     440     761    1,669
--------------------------------------------------------------------------------
Class III                                          116     362     628    1,386
--------------------------------------------------------------------------------
Class VI                                           126     393     681    1,500
--------------------------------------------------------------------------------


                                                              SECTOR SERIES | 11

SECTION 1 | Gartmore NVIT Global Utilities Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------

A UTILITY COMPANY IS ONE THAT IS PRIMARILY INVOLVED IN OR RELATED TO THE OWNERSHIP OR OPERATION OF FACILITIES USED TO GENERATE, TRANSMIT OR DISTRIBUTE ELECTRICITY, TELECOMMUNICATIONS, GAS OR WATER.

--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to utilities. Although utility companies traditionally have been known for paying above-average dividends, the Fund instead will invest a portion of its assets in securities that emphasize capital appreciation over dividends in order to produce an overall portfolio that generally combines elements of both value and growth styles.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     energy sources;

o     utility maintenance services;

o     providers of utility infrastructure;

o     cable television;

o     radio;

o     telecommunications services;

o     transportation services and

o     water and sanitary services.

The portfolio manager aims to provide strong performance by investing in companies that he believes

o     have the potential to deliver unexpected earnings and

o     whose prospects for earnings have been underestimated by the market.

Just as importantly, the portfolio manager attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio manager assesses the valuation and growth rates both of a particular company and of its utility sector. The portfolio manager conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing his own valuations of individual companies to those of the market, the portfolio manager pinpoints companies whose prospects appear different from the market's consensus.

The Fund may invest in utility companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth. The Fund also may use derivatives, such as futures and options, for efficient portfolio management.

The portfolio manager typically sells a security if it no longer offers potential for unexpected earnings growth. The portfolio manager specifically monitors:

o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in utilities and utility- related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


12 | SECTOR SERIES

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS III SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                   2002      2003      2004     2005      2006
                 -----------------------------------------------
                  -24.9%     24.2%     30.0%     6.5%     37.6%

BEST QUARTER:        18.5% - 2ND QTR. OF 2003
WORST QUARTER:      -18.9% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                  1 YR    5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I shares(2)                                37.56%   12.12%        12.10%
--------------------------------------------------------------------------------
Class II shares(2)                               37.33%   11.92%        11.90%
--------------------------------------------------------------------------------
Class III shares(3)                              37.59%   12.18%        12.16%
--------------------------------------------------------------------------------
MSCI World Telecommunication
Services Index(4)                                32.87%    5.10%         5.10%
--------------------------------------------------------------------------------
MSCI World Utilities Index(4)                    36.93%   17.19%        17.19%
--------------------------------------------------------------------------------
Global Utilities Composite Index(4)              34.65%   10.18%        10.18%
--------------------------------------------------------------------------------


1     The Fund commenced operations on December 28, 2001.


2 Returns until the creation of Class I shares (May 10, 2002) and Class II shares (March 28, 2003) are based on the previous performance of Class III shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I and Class II shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares.

3 Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide
      Funds: Short-Term Trading Fees.

4 The Morgan Stanley Capital International (MSCI) World Telecommunication Services Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. Unlike mutual funds, neither Index incurs expenses. If expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.


                                                              SECTOR SERIES | 13

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                               CLASS I    CLASS II    CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                           N/A         N/A          N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed or exchanged)(2)                          N/A         N/A         1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees(3)                             0.70%       0.70%        0.70%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                   None        0.25%        None
--------------------------------------------------------------------------------
   Other Expenses(4)                              0.33%       0.33%        0.31%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                1.03%       1.28%        1.01%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 Effective January 1, 2007, the management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, a composite index of a combination of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. Depending on the performance of the Fund, the management fee at the Fund's current asset level (as of December 31, 2006) could range from 0.60% at its lowest to 0.80% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management.

4 "Other Expenses" include administrative services fees which currently are 0.16%, 0.16% and 0.14% for Class I, Class II and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.12%,1.37% and 1.12% for Class I, Class II and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                1 YR   3 YRS    5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                                         $105    $328     $569    $1,259
--------------------------------------------------------------------------------
Class II                                         130     406      702     1,545
--------------------------------------------------------------------------------
Class III                                        103     322      558     1,236
--------------------------------------------------------------------------------


14 | SECTOR SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:


EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, Middle East and Africa.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stock, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer. They may also include interests in real estate investment trusts.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's (S&P) 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of January 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.


                                                              SECTOR SERIES | 15

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


COMMODITY-LINKED DERIVATIVES - allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS - each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary
Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - a derivative is a contract with its valued based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS - in some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

PORTFOLIO TURNOVER - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.


16 | SECTOR SERIES

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

REIT RISK - REITs involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. Mortgage REITs are also subject to prepayment risk. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

STOCK MARKET RISK - a Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                              SECTOR SERIES | 17

SECTION 3 | Fund Management


INVESTMENT ADVISER

Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for the Gartmore NVIT Global Utilities Fund. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees. Subject to the supervision of NFA and the Board of Trustees, GGP manages the Fund's assets in accordance with its investment objective and strategies. GGP makes investment decisions for the Fund and executes them by placing purchase and sell orders for securities.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreement, if applicable) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays the Adviser a base management fee, which is based on a Fund's average daily net assets. With respect to the Gartmore NVIT Global Utilities Fund, which is subadvised by GGP, the Adviser pays GGP from the management fee it receives.

PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser, where applicable) for outperforming or underperforming, respectively, each such Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

FUND                                              BENCHMARK
--------------------------------------------------------------------------------
Nationwide NVIT Global Financial Services Fund    MSCI World Financials Index
--------------------------------------------------------------------------------
Nationwide NVIT Global Health Sciences Fund       Goldman Sachs Healthcare Index
--------------------------------------------------------------------------------
Nationwide NVIT Global Technology and             Goldman Sachs Technology
Communications Fund                               Composite Index
--------------------------------------------------------------------------------
Gartmore NVIT Global Utilities Fund               60% MSCI World
                                                  Telecommunication Services
                                                  Index/40% MSCI World
                                                  Utilities Index
--------------------------------------------------------------------------------

The calculation of the total management fee is done in two separate steps. First, each Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at each Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class III shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints. With respect to the Gartmore NVIT Global Utilities Fund, NFA pays/(charges) the entire performance component of the fee to the Fund's subadviser, GGP.


OUT OR UNDERPERFORMANCE                                          CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                                +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                               +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                               +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                               +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                               +/- 0.10%
--------------------------------------------------------------------------------


These performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

UNDER THESE PERFORMANCE FEE ARRANGEMENTS, NFA (AND THE SUBADVISER) CAN RECEIVE A PERFORMANCE FEE INCREASE EVEN IF A FUND EXPERIENCES NEGATIVE PERFORMANCE THAT STILL EXCEEDS ITS BENCHMARK BY MORE THAN THE RELEVANT PERCENTAGE AMOUNT SHOWN ABOVE.


18 | SECTOR SERIES

BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS
(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

-------------------------------------------------------------------------------------------------
NET ASSETS                                                   MINIMUM FEE   BASE FEE   MAXIMUM FEE
----------------------------------------------------------   -----------   --------   -----------
NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND
On assets up to $500 million                                       0.80%      0.90%         1.00%
On assets of $500 million or more but less than $2 billion         0.75%      0.85%         0.95%
On assets of $2 billion and more                                   0.70%      0.80%         0.90%

NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND
On assets up to $500 million                                       0.80%      0.90%         1.00%
On assets of $500 million or more but less than $2 billion         0.75%      0.85%         0.95%
On assets of $2 billion and more                                   0.70%      0.80%         0.90%

NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
On assets up to $500 million                                       0.78%      0.88%         0.98%
On assets of $500 million or more but less than $2 billion         0.73%      0.83%         0.93%
On assets of $2 billion and more                                   0.68%      0.78%         0.88%

GARTMORE NVIT GLOBAL UTILITIES FUND
On assets up to $500 million                                       0.60%      0.70%         0.80%
On assets of $500 million or more but less than $2 billion         0.55%      0.65%         0.75%
On assets of $2 billion and more                                   0.50%      0.60%         0.70%

ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED DECEMBER 31, 2006 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

-------------------------------------------------------------------------------------------------
                                                                                 MANAGEMENT FEES
-------------------------------------------------------------------------------------------------
NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND*                                            0.90%
-------------------------------------------------------------------------------------------------
NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND                                                0.90%
-------------------------------------------------------------------------------------------------
NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND                                  0.88%
-------------------------------------------------------------------------------------------------
GARTMORE NVIT GLOBAL UTILITIES FUND*                                                       0.70%
-------------------------------------------------------------------------------------------------

* NWD Management & Research Trust (formerly Gartmore Global Asset Management Trust) was the investment adviser to the Nationwide NVIT Global Financial Services Fund and Gartmore NVIT Global Utilities Fund until September 29, 2006 when it transferred all of its investment advisory responsibilities to the Adviser, its then-wholly-owned subsidiary.

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

In instances where NFA hires a subadviser, NFA performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and


o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                              SECTOR SERIES | 19

PORTFOLIO MANAGEMENT


NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND

Douglas Burtnick, CFA, portfolio manager and Stuart Quint, CFA, equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since November 3, 2003.

Douglas Burtnick joined NFA in May 2002. Mr. Burtnick also manages or co-manages the Nationwide U.S. Growth Leaders Fund, Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Growth Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide NVIT U.S. Growth Leaders Fund, Nationwide NVIT Global Health Sciences Fund and Nationwide NVIT Growth Fund.

Stuart Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Prior to joining NFA in September 2003, Mr. Quint was with the Libra Fund, a Swedish hedge fund based in New York, from August 2002 to September 2003 where he had a specialized focus in financial and energy stocks.

NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND

Douglas Burtnick, CFA, is the Fund's portfolio manager, responsible for the day-to-day management of the Fund and the selection of the Fund's investments. He has managed the Fund since November 2006.

See Mr. Burtnick's description under "Portfolio Management- Nationwide NVIT Global Financial Services Fund."

NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Jayne Stevlingson, CFA, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Ms. Stevlingson joined NFA in August 2005 as a Senior Portfolio Manager and became the portfolio manager of the Fund in April 2006. Prior to joining NFA, she was a principal responsible for managing a hedge fund of small and mid-cap equities at Altura Asset Management, LLC from November 2004 to July 2005. From 1999 to 2003, Ms. Stevlingson was a vice president and senior portfolio manager at Oppenheimer Funds, Inc. Ms. Stevlingson currently also manages the Nationwide Small Cap Growth Opportunities Fund and the Nationwide Global Technology and Communications Fund.

GARTMORE NVIT GLOBAL UTILITIES FUND

Ben Walker, CFA, senior portfolio manager, Global Equities, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. He has managed the Fund since July 1, 2003.

Mr. Walker joined GGP in 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993. He currently also manages or co-manages the Nationwide NVIT International Growth Fund, Nationwide International Growth Fund and Nationwide Global Utilities Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


20 | SECTOR SERIES

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III and Class VI shares may be subject to a short- term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive Rule 12b-1 fees may sell Class II and Class VI shares. Shares of the Funds are not sold to individual investors.


The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


                                                              SECTOR SERIES | 21

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that does not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III and Class VI shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

22 | SECTOR SERIES

MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III and Class VI shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III or Class VI shares for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III or Class VI shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III and Class VI shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


                                                              SECTOR SERIES | 23

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and/or Class VI shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VI shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I, Class II, Class III and Class VI shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:


o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.


These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.


24 | SECTOR SERIES

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


                                                              SECTOR SERIES | 25

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


26 | SECTOR SERIES

SECTION 6 | Nationwide NVIT Global Financial Services Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.



------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES                      DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                         Net
SELECTED DATA                          Net Asset         Net    Realized and
FOR EACH SHARE                            Value,  Investment      Unrealized  Total from         Net       Net
OF CAPITAL                          Beginning of      Income  Gains (Losses)  Investment  Investment  Realized           Total
OUTSTANDING                               Period      (Loss)  on Investments  Activities      Income     Gains   Distributions
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (b)        $10.23          --           (1.27)      (1.27)      (0.01)       --          (0.01)
Year Ended December 31, 2003              $ 8.96        0.10            3.58        3.68       (0.05)    (1.21)         (1.26)
Year Ended December 31, 2004              $11.39        0.17            2.19        2.36       (0.17)    (0.77)         (0.94)
Year Ended December 31, 2005              $12.82        0.19            1.18        1.37       (0.25)    (1.28)         (1.53)
Year Ended December 31, 2006              $12.66        0.20            2.34        2.54       (0.26)    (1.69)         (1.95)
------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)        $ 8.46        0.04            4.11        4.15       (0.04)    (1.21)         (1.25)
Year Ended December 31, 2004              $11.37        0.11            2.22        2.33       (0.14)    (0.77)         (0.91)
Year Ended December 31, 2005              $12.80        0.14            1.18        1.32       (0.22)    (1.28)         (1.50)
Year Ended December 31, 2006              $12.62        0.15            2.35        2.50       (0.22)    (1.69)         (1.91)
------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002              $10.13        0.04           (1.21)      (1.17)      (0.01)       --          (0.01)
Year Ended December 31, 2003              $ 8.96        0.13            3.55        3.68       (0.05)    (1.21)         (1.26)
Year Ended December 31, 2004              $11.39        0.14            2.23        2.37       (0.17)    (0.77)         (0.94)
Year Ended December 31, 2005              $12.83        0.20            1.17        1.37       (0.25)    (1.28)         (1.53)
Year Ended December 31, 2006              $12.67        0.19            2.35        2.54       (0.26)    (1.69)         (1.95)
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
SELECTED DATA                                                                              Ratio of       Investment
FOR EACH SHARE                                   Net Asset                   Net Assets Expenses to    Income (Loss)
OF CAPITAL                          Redemption  Value, End     Total          at End of Average Net       to Average     Portfolio
OUTSTANDING                               Fees   of Period    Return      Period (000s)      Assets       Net Assets    Turnover (a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (b)        0.01      $ 8.96   (12.26%)(d)        $   218       1.37%(e)         0.30%(e)     211.21%
Year Ended December 31, 2003              0.01      $11.39    41.45%            $ 3,121       1.27%            1.47%        261.68%
Year Ended December 31, 2004              0.01      $12.82    20.99%            $ 4,011       1.27%            1.19%        127.69%
Year Ended December 31, 2005                --      $12.66    11.15%            $ 5,799       1.34%            1.24%        217.57%
Year Ended December 31, 2006                --      $13.25    20.32%            $ 8,024       1.24%            1.32%        236.59%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)        0.01      $11.37    49.51%(d)         $   913       1.51%(e)         1.20%(e)     261.68%
Year Ended December 31, 2004              0.01      $12.80    20.76%            $ 1,879       1.52%            1.00%        127.69%
Year Ended December 31, 2005                --      $12.62    10.79%            $ 1,685       1.59%            1.08%        217.57%
Year Ended December 31, 2006                --      $13.21    20.08%            $ 1,863       1.49%            1.08%        236.59%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002              0.01      $ 8.96   (11.41%)           $ 6,009       1.31%            0.66%        211.21%
Year Ended December 31, 2003              0.01      $11.39    41.46%            $11,634       1.22%            1.57%        261.68%
Year Ended December 31, 2004              0.01      $12.83    21.13%            $19,634       1.24%            1.28%        127.69%
Year Ended December 31, 2005                --      $12.67    11.17%            $21,359       1.29%            1.36%        217.57%
Year Ended December 31, 2006                --      $13.26    20.34%            $24,112       1.20%            1.36%        236.59%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(c) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d)   Not annualized.

(e)   Annualized.


                                                              SECTOR SERIES | 27

SECTION 6 | Nationwide NVIT Global Health Sciences Fund Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES                DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
                                                                      Net
                                                                 Realized
                                                                      and
SELECTED DATA                          Net Asset         Net   Unrealized
FOR EACH SHARE                            Value,  Investment        Gains   Total from        Net
OF CAPITAL                          Beginning of      Income  (Losses) on   Investment   Realized           Total
OUTSTANDING                               Period      (Loss)  Investments   Activities      Gains   Distributions
-----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)        $ 9.51      (0.02)        (1.31)       (1.33)        --             --
Year Ended December 31, 2003              $ 8.19      (0.02)         3.01         2.99      (1.23)         (1.23)
Year Ended December 31, 2004              $ 9.96      (0.03)         0.80         0.77      (0.05)         (0.05)
Year Ended December 31, 2005              $10.69      (0.03)         0.92         0.89      (1.24)         (1.24)
Year Ended December 31, 2006              $10.34       0.03          0.25         0.28         --             --
-----------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (d)        $ 8.72      (0.01)         2.46         2.45      (1.23)         (1.23)
Year Ended December 31, 2004              $ 9.95      (0.06)         0.80         0.74      (0.05)         (0.05)
Year Ended December 31, 2005              $10.65      (0.05)         0.91         0.86      (1.24)         (1.24)
Year Ended December 31, 2006              $10.27      (0.01)         0.26         0.25         --             --
-----------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002              $10.14      (0.03)        (1.92)       (1.95)        --             --
Year Ended December 31, 2003              $ 8.20      (0.03)         3.03         3.00      (1.23)         (1.23)
Year Ended December 31, 2004              $ 9.98      (0.03)         0.80         0.77      (0.05)         (0.05)
Year Ended December 31, 2005              $10.71      (0.02)         0.91         0.89      (1.24)         (1.24)
Year Ended December 31, 2006              $10.36       0.02          0.26         0.28         --             --
-----------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)        $10.70      (0.02)         0.02           --         --             --
Year Ended December 31, 2005              $10.71      (0.03)         0.90         0.87      (1.24)         (1.24)
Year Ended December 31, 2006              $10.34         --          0.25         0.25         --             --
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Ratio of Net
                                                                                Ratio of        Ratio of     Investment
                                                                                     Net        Expenses  Income (Loss)
                                     Net                                       Investment      (Prior to      (Prior to
SELECTED DATA                      Asset             Net Assets    Ratio of       Income      Reimburse-     Reimburse-
FOR EACH SHARE                    Value,              at End of Expenses to        (Loss)      ments) to      ments) to
OF CAPITAL            Redemption  End of    Total        Period Average Net    to Average    Average Net    Average Net    Portfolio
OUTSTANDING                 Fees  Period   Return        (000s)      Assets    Net Assets     Assets (a)     Assets (a) Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2002 (c)             0.01 $  8.19 (13.88%)(e)    $   370       1.22%(f)    (0.25%)(f)         (g)            (g)      764.93%
Year Ended December
   31, 2003                 0.01 $  9.96  36.69%        $ 4,434       1.24%       (0.36%)            (g)            (g)      542.89%
Year Ended December
   31, 2004                 0.01 $ 10.69   7.86%        $ 7,910       1.26%       (0.28%)            (g)            (g)      424.94%
Year Ended December
   31, 2005                   -- $ 10.34   8.44%        $ 7,747       1.26%       (0.22%)            (g)            (g)      366.90%
Year Ended December
   31, 2006                   -- $ 10.62   2.71%        $ 6,626       1.19%        0.24%             (g)            (g)      243.33%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (d)             0.01 $  9.95  28.27%(e)     $ 2,232       1.49%(f)    (0.59%)(f)         (g)            (g)      542.89%
Year Ended December
   31, 2004                 0.01 $ 10.65   7.56%        $ 3,208       1.50%       (0.54%)            (g)            (g)      424.94%
Year Ended December
   31, 2005                   -- $ 10.27   8.19%        $ 2,567       1.51%       (0.47%)            (g)            (g)      366.90%
Year Ended December
   31, 2006                   -- $ 10.52   2.43%        $ 2,296       1.44%       (0.05%)            (g)            (g)      243.33%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December
   31, 2002                 0.01 $  8.20 (19.13%)       $11,652       1.23%       (0.37%)          1.24%        (0.38%)      764.93%
Year Ended December
   31, 2003                 0.01 $  9.98  36.77%        $27,026       1.22%       (0.39%)            (g)            (g)      542.89%
Year Ended December
   31, 2004                 0.01 $ 10.71   7.84%        $39,723       1.26%       (0.29%)            (g)            (g)      424.94%
Year Ended December
   31, 2005                   -- $ 10.36   8.42%        $45,169       1.25%       (0.24%)            (g)            (g)      366.90%
Year Ended December
   31, 2006                   -- $ 10.64   2.70%        $37,921       1.19%        0.19%             (g)            (g)      243.33%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December
   31, 2004 (h)             0.01 $ 10.71   0.09%(e)     $ 4,981       1.35%(f)    (0.36%)(f)         (g)            (g)      424.94%
Year Ended December
   31, 2005                   -- $ 10.34   8.23%        $10,292       1.42%       (0.43%)            (g)            (g)      366.90%
Year Ended December
   31, 2006                   -- $ 10.59   2.42%        $12,183       1.43%       (0.04%)            (g)            (g)      243.33%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 6, 2002 (recommencement of sales to the public) through December 31, 2002.

(d) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g)   There were no fee waivers/reimbursements during the period.

(h) For the period from April 28, 2004 (commencement of operations) through December 31, 2004.


28 | SECTOR SERIES

SECTION 6 | Nationwide NVIT Global Technology and Communications Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES              DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Net
                                                            Realized and
SELECTED DATA                          Net Asset        Net   Unrealized
FOR EACH SHARE                            Value, Investment        Gains  Total from                           Net Asset
OF CAPITAL                          Beginning of     Income  (Losses) on  Investment  Return of         Total Value, End   Total
OUTSTANDING                               Period     (Loss)  Investments  Activities    Capital Distributions  of Period  Return
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002               $4.21     (0.03)        (1.77)      (1.80)    (0.02)        (0.02)      $2.39 (42.78%)
Year Ended December 31, 2003               $2.39     (0.03)         1.35        1.32        --            --       $3.71  55.23%
Year Ended December 31, 2004               $3.71     (0.02)         0.18        0.16        --            --       $3.87   4.31%
Year Ended December 31, 2005               $3.87     (0.02)            --      (0.02)       --            --       $3.85  (0.52%)
Year Ended December 31, 2006               $3.85     (0.02)         0.45        0.43        --            --       $4.28  11.17%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)         $2.45     (0.01)         1.28        1.27        --            --       $3.72  51.84%(e)
Year Ended December 31, 2004               $3.72     (0.05)         0.20        0.15        --            --       $3.87   4.03%
Year Ended December 31, 2005               $3.87     (0.04)         0.01       (0.03)       --            --       $3.84  (0.78%)
Year Ended December 31, 2006               $3.84     (0.03)         0.44        0.41        --            --       $4.25  10.68%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)         $3.29     (0.01)        (0.85)      (0.86)    (0.02)        (0.02)      $2.41 (26.14%)(e)
Year Ended December 31, 2003               $2.41     (0.02)         1.35        1.33        --            --       $3.74  55.19%
Year Ended December 31, 2004               $3.74     (0.04)         0.20        0.16        --            --       $3.90   4.28%
Year Ended December 31, 2005               $3.90     (0.02)           --       (0.02)       --            --       $3.88  (0.51%)
Year Ended December 31, 2006               $3.88     (0.02)         0.45        0.43        --            --       $4.31  11.08%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)         $3.59     (0.01)         0.29        0.28        --            --       $3.87   7.80%(e)
Year Ended December 31, 2005               $3.87     (0.02)        (0.01)      (0.03)       --            --       $3.84  (0.78%)
Year Ended December 31, 2006               $3.84     (0.02)         0.45        0.43        --            --       $4.27  11.20%
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                                            Ratio of     Investment
                                                                                            Expenses  Income (Loss)
                                                                        Ratio of Net       (Prior to      (Prior to
SELECTED DATA                                              Ratio of       Investment      Reimburse-     Reimburse-
FOR EACH SHARE                          Net Assets at   Expenses to    Income (Loss)       ments) to      ments) to
OF CAPITAL                                     End of       Average       to Average     Average Net    Average Net      Portfolio
OUTSTANDING                             Period (000s)    Net Assets       Net Assets      Assets (a)     Assets (a)   Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                  $ 7,791         1.34%         (0.65%)           1.39%          (0.70%)       879.28%
Year Ended December 31, 2003                  $15,960         1.24%         (0.94%)              (g)             (g)      1045.37%
Year Ended December 31, 2004                  $20,144         1.30%         (0.69%)              (g)             (g)       728.29%
Year Ended December 31, 2005                  $15,010         1.28%         (0.63%)              (g)             (g)       571.34%
Year Ended December 31, 2006                  $17,631         1.15%         (0.55%)              (g)             (g)       352.39%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)            $ 2,128         1.49%(f)      (1.27%)(f)           (g)             (g)      1045.37%
Year Ended December 31, 2004                  $ 2,409         1.53%         (0.98%)              (g)             (g)       728.29%
Year Ended December 31, 2005                  $ 1,575         1.53%         (0.89%)              (g)             (g)       571.34%
Year Ended December 31, 2006                  $ 1,443         1.39%         (0.79%)              (g)             (g)       352.39%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)            $ 5,822         1.37%(f)      (3.49%)(f)        1.79%          (3.91%)       879.28%
Year Ended December 31, 2003                  $33,398         1.25%         (1.00%)              (g)             (g)      1045.37%
Year Ended December 31, 2004                  $22,656         1.28%         (0.73%)              (g)             (g)       728.29%
Year Ended December 31, 2005                  $17,975         1.29%         (0.64%)              (g)             (g)       571.34%
Year Ended December 31, 2006                  $23,256         1.14%         (0.55%)              (g)             (g)       352.39%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS VI SHARES
Period Ended December 31, 2004 (h)            $ 2,693         1.46%(f)      (0.44%)(f)           (g)             (g)       728.29%
Year Ended December 31, 2005                  $ 3,559         1.39%         (0.73%)              (g)             (g)       571.34%
Year Ended December 31, 2006                  $ 7,018         1.24%         (0.65%)              (g)             (g)       352.39%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d) For the period from May 2, 2002 (commencement of operations) through December 31, 2002.

(e)   Not annualized.

(f)   Annualized.

(g)   There were no fee waivers/reimbursements during the period.

(h) For the period from April 28, 2004 (commencement of operations) through December 31, 2004.


                                                              SECTOR SERIES | 29

SECTION 6 | Gartmore NVIT Global Utilities Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT ACTIVITIES                    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Net
                                                                     Realized and
SELECTED DATA                                Net Asset          Net    Unrealized
FOR EACH SHARE                                  Value,   Investment         Gains  Total from         Net       Net
OF CAPITAL                                Beginning of       Income   (Losses) on  Investment  Investment  Realized           Total
OUTSTANDING                                     Period       (Loss)   Investments  Activities      Income     Gains   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2002 (c)              $ 8.38         0.08         (0.96)      (0.88)     (0.09)       --           (0.09)
Year Ended December 31, 2003                    $ 7.42         0.06          1.71        1.77      (0.04)       --           (0.04)
Year Ended December 31, 2004                    $ 9.16         0.13          2.60        2.73      (0.13)    (0.50)          (0.63)
Year Ended December 31, 2005                    $11.26         0.22          0.48        0.70      (0.24)    (1.59)          (1.83)
Year Ended December 31, 2006                    $10.13         0.32          3.44        3.76      (0.30)    (0.76)          (1.06)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (d)              $ 7.08         0.03          2.09        2.12      (0.03)       --           (0.03)
Year Ended December 31, 2004                    $ 9.18         0.18          2.53        2.71      (0.11)    (0.50)          (0.61)
Year Ended December 31, 2005                    $11.28         0.20          0.48        0.68      (0.21)    (1.59)          (1.80)
Year Ended December 31, 2006                    $10.16         0.32          3.42        3.74      (0.27)    (0.76)          (1.03)
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December 31, 2002                    $10.01         0.12         (2.62)      (2.50)     (0.09)       --           (0.09)
Year Ended December 31, 2003                    $ 7.43         0.10          1.68        1.78      (0.04)       --           (0.04)
Year Ended December 31, 2004                    $ 9.18         0.14          2.60        2.74      (0.14)    (0.50)          (0.64)
Year Ended December 31, 2005                    $11.28         0.22          0.49        0.71      (0.24)    (1.59)          (1.83)
Year Ended December 31, 2006                    $10.16         0.30          3.47        3.77      (0.30)    (0.76)          (1.06)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                                                Ratio of   Investment
                                                                                    Ratio       Expenses      Income
                                                                                   of Net      (Prior to       (Loss)
                                    Net                                        Investment     Reimburse-    (Prior to
SELECTED DATA                     Asset             Net Assets    Ratio of         Income      ments) to   Reimburse-
FOR EACH SHARE                   Value,                 at End Expenses to         (Loss)        Average    ments) to
OF CAPITAL            Redemption End of Total        of Period Average Net     to Average            Net  Average Net     Portfolio
OUTSTANDING                 Fees Period Return          (000s)      Assets     Net Assets     Assets (a)   Assets (a)  Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2002 (c)             0.01 $ 7.42 (10.36%)(e)    $   169        1.20%(f)       1.83%(f)         (g)          (g)      153.83%
Year Ended December
   31, 2003                 0.01 $ 9.16  24.05%        $ 1,104        1.11%          1.28%            (g)          (g)      116.62%
Year Ended December
   31, 2004                   -- $11.26  29.97%        $ 4,679        1.08%          1.78%            (g)          (g)      358.63%
Year Ended December
   31, 2005                   -- $10.13   6.39%        $ 4,602        1.12%          1.92%            (g)          (g)      234.81%
Year Ended December
   31, 2006                   -- $12.83  37.56%        $ 8,489        1.03%          2.87%            (g)          (g)       83.69%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (d)             0.01 $ 9.18  30.16%(e)     $ 1,092        1.36%(f)       0.76%(f)         (g)          (g)      116.62%
Year Ended December
   31, 2004                   -- $11.28  29.56%        $ 1,069        1.33%          1.58%            (g)          (g)      358.63%
Year Ended December
   31, 2005                   -- $10.16   6.19%        $   902        1.37%          1.68%            (g)          (g)      234.81%
Year Ended December
   31, 2006                   -- $12.87  37.33%        $ 1,053        1.28%          2.70%            (g)          (g)       83.69%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Year Ended December
   31, 2002                 0.01 $ 7.43 (24.85%)       $ 3,571        1.10%          1.79%         1.11%        1.78%       153.83%
Year Ended December
   31, 2003                 0.01 $ 9.18  24.17%        $ 7,054        1.04%          1.39%            (g)          (g)      116.62%
Year Ended December
   31, 2004                   -- $11.28  29.95%        $31,478        1.05%          1.73%            (g)          (g)      358.63%
Year Ended December
   31, 2005                   -- $10.16   6.48%        $33,911        1.10%          1.96%            (g)          (g)      234.81%
Year Ended December
   31, 2006                   -- $12.87  37.59%        $59,565        1.01%          2.80%            (g)          (g)       83.69%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 10, 2002 (commencement of operations) through December 31, 2002.

(d) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g)   There were no fee waivers/reimbursements during the period.


30 | SECTOR SERIES

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")


You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP


1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

   The Nationwide framemark is a federally registered service mark of Nationwide
                             Mutual Insurance Company. ON YOUR SIDE is a service
                                    mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                                  PR-NSEC [5/07]

NATIONWIDE Variable Insurance Trust

Federated NVIT High Income Bond Fund
NVIT International Value Fund
JPMorgan NVIT Balanced Fund
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT Multi Sector Bond Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                             [NATIONWIDE LOGO]  NATIONWIDE
                                                                Funds(SM)

                                                                ON YOUR SIDE(R)

TABLE OF CONTENTS


       3    SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            Federated NVIT High Income Bond Fund
            NVIT International Value Fund
            JPMorgan NVIT Balanced Fund
            Van Kampen NVIT Comstock Value Fund
            Van Kampen NVIT Multi Sector Bond Fund
            Key Terms

      19    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment Techniques and
               Risks

      23    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadvisers
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      25    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plans
            Revenue Sharing

      30    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      31    SECTION 6 - FINANCIAL HIGHLIGHTS

This prospectus provides information about five funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

Federated NVIT High Income Bond Fund
NVIT International Value Fund
JPMorgan NVIT Balanced Fund
Van Kampen NVIT Comstock Value Fund
Van Kampen NVIT Multi Sector Bond Fund

The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:


FEDERATED NVIT HIGH INCOME BOND FUND


o     Class I

o     Class III


NVIT INTERNATIONAL VALUE FUND


o     Class I

o     Class II

o     Class III

o     Class IV

o     Class VI


JPMORGAN NVIT BALANCED FUND


o     Class I

o     Class IV


VAN KAMPEN NVIT COMSTOCK VALUE FUND


o     Class I

o     Class II

o     Class IV


VAN KAMPEN NVIT MULTI SECTOR BOND FUND


o     Class I

o     Class III


This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 18.

SECTION 1 | Federated NVIT High Income Bond Fund Summary and Performance


OBJECTIVE

The Fund seeks to provide high current income.

PRINCIPAL STRATEGIES


Under normal conditions, the Fund invests at least 80% of the value of its net assets in U.S. dollar-denominated HIGH-YIELD BONDS of U.S. and foreign issuers. These BONDS may include corporate debt securities, zero coupon securities, CONVERTIBLE SECURITIES, and interests in bank loans to companies. Securities selected for the Fund normally are lower rated or non-INVESTMENT-GRADE (commonly known as "junk bonds"), with no minimum acceptable rating.


The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements.

The Fund's subadviser employs an active management style of seeking to maximize potentially higher returns while minimizing default and other risks through security selection and diversification. In pursuit of this style, the subadviser generally uses both a "bottom-up" approach to selecting securities (I.E., focusing on individual bond issuers, based on fundamental analysis of a company's management, financial condition, business or product strength, anticipated cash flow, etc.) as well as an economic analysis in which the subadviser analyzes current economic and bond market developments and trends. In order to further reduce risk, the subadviser invests in bonds of many different companies, industries and economic sectors. The Fund also may invest in DERIVATIVES, such as futures, options, swaps and other hybrid financial instruments.


NFA has selected Federated Investment Management Company as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - the issuer of a debt security may not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.


LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.


MATURITY RISK - the price of debt securities with longer effective maturities generally is more sensitive to interest rate changes than those with shorter effective maturities.


LIQUIDITY RISK - is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK - is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or less favorable characteristics.


EVENT RISK - corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Federated NVIT High Income Bond Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

        1998   1999    2000   2001   2002    2003    2004   2005   2006
--------------------------------------------------------------------------------
         5.8%   3.2%   -8.3%   4.2%   3.2%   22.3%   10.1%   2.4%  10.6%


BEST QUARTER:    7.8% - 2ND QTR. OF 2003
WORST QUARTER:  -6.6% - 4TH QTR. OF 2000



AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                              1 YR      5 YRS     INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                            10.60%      9.49%            5.81%
--------------------------------------------------------------------------------
Class III Shares(3)                          10.60%      9.47%            5.81%
--------------------------------------------------------------------------------
Lehman Brothers (LB)
U.S. Corporate High
Yield 2% Cap Index(4)                        10.76%     10.20%            6.07%
--------------------------------------------------------------------------------


1     The Fund commenced operations on October 31, 1997.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class III shares (April 28, 2005) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class III shares would have produced during the applicable periods because both classes of shares invest in the same portfolio of securities. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4 The Lehman Brothers (LB) U.S. Corporate High Yield 2% Cap Index ("2% Cap Index") is an unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and nonconvertible; the maximum exposure to any one issuer is 2%. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

SECTION 1 | Federated NVIT High Income Bond Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                         CLASS I     CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                                     N/A           N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                                       N/A          1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                          0.68%         0.68%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                 None          None
--------------------------------------------------------------------------------
   Other Expenses(3)                                        0.26%         0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.94%         0.96%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.14% and 0.16% for Class I and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.05% for each class.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                        1 YR      3 YRS       5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I                                 $ 96      $ 300       $ 520     $ 1,155
--------------------------------------------------------------------------------
Class III                                 98        306         531       1,178
--------------------------------------------------------------------------------

SECTION 1 | NVIT International Value Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


The Fund invests in EQUITY SECURITIES of companies located, headquartered, or whose securities regularly trade on markets outside the United States. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. Under normal circumstances, the Fund invests in the securities of companies located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of the value of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom.

Under normal market conditions, the Fund also may invest up to 35% of the value of its net assets in FIXED-INCOME SECURITIES of foreign issuers that, at the time of purchase, are considered to be INVESTMENT-GRADE. The Fund may purchase equity securities of companies of any size.


The Fund also may use DERIVATIVES, such as futures and options, for efficient portfolio management.


The Fund's subadviser uses a VALUE STYLE of investing, which involves buying securities whose market prices appear to be intrinsically undervalued relative to their earnings, book value, cash flow and other measures of value.

NFA has selected The Boston Company Asset Management as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS IV SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

 1997    1998    1999    2000     2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
  9.7%   10.1%   29.3%   -2.8%   -12.2%   -11.1%   38.5%   20.0%   12.0%   22.7%


BEST QUARTER:    21.7% - 2ND QTR. OF 2003
WORST QUARTER:  -20.8% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2006:

                                                 1 YR        5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I Shares(2)                               22.67%       15.29%      10.52%
--------------------------------------------------------------------------------
Class II Shares(2)                              22.40%       14.97%      10.23%
--------------------------------------------------------------------------------
Class III Shares(2)                             22.75%       15.24%      10.49%
--------------------------------------------------------------------------------
Class IV Shares(3)                              22.74%       15.23%      10.49%
--------------------------------------------------------------------------------
Class VI Shares(2)                              22.41%       14.97%      10.23%
--------------------------------------------------------------------------------
MSCI EAFE Index(4)                              26.86%       15.43%       8.06%
--------------------------------------------------------------------------------

1 The Fund's predecessor, the Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Fund took on the performance of the Market Street International Portfolio.

2 Returns until the creation of Class I shares (April 28, 2003), Class II shares (April 28, 2003), Class III shares (April 28, 2003) and Class VI shares (April 28, 2004) are based on the previous performance of Class IV shares of the Fund (which was based on the previous performance of the Fund's predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class I, Class II, Class III, and Class VI shares would have produced during the applicable period because all classes of shares invest in the same portfolio of securities. Class II and Class VI shares' annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class IV shares. Returns for Class III and Class VI shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III and Class VI shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.


3 Returns until the creation of the Fund (April 28, 2003) for Class IV shares are based on the previous performance of the Fund's predecessor.


4 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                              CLASS I  CLASS II  CLASS III  CLASS IV  CLASS VI
--------------------------------------------------------------------------------
Shareholder Fees
(paid directly from
your investment)(1)               N/A       N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of
amount redeemed)(2)               N/A       N/A       1.00%      N/A      1.00%
--------------------------------------------------------------------------------
Annual Fund Operating
Expenses (deducted
from Fund assets)
--------------------------------------------------------------------------------
   Management Fees               0.75%     0.75%      0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
   Distribution and/
   or Service (12b-1) Fees       None      0.25%      None       None     0.25%
--------------------------------------------------------------------------------
   Other Expenses(3)             0.26%     0.26%      0.26%     0.27%     0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES               1.01%     1.26%      1.01%     1.02%     1.26%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III and Class VI shares redeemed or exchanged within 60 days after the date they were acquired, except as described in
      Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.15%, 0.15%, 0.15%, 0.16%, and 0.15% for Class I, Class II, Class III,
      Class IV, and Class VI shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II, Class III and Class VI shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 1.11%, 1.36%, 1.11%, 1.06% and 1.36% for Class I, Class II, Class III,
      Class IV and Class VI shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III and Class VI shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III and Class VI shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                           1 YR     3 YRS     5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I                                   $ 103     $ 322     $ 558     $ 1,236
--------------------------------------------------------------------------------
Class II                                    128       400       692       1,523
--------------------------------------------------------------------------------
Class III                                   103       322       558       1,236
--------------------------------------------------------------------------------
Class IV                                    104       325       563       1,248
--------------------------------------------------------------------------------
Class VI                                    128       400       692       1,523
--------------------------------------------------------------------------------

SECTION 1 | JPMorgan NVIT Balanced Fund Summary and Performance

OBJECTIVE


The Fund seeks a high TOTAL RETURN from a diversified portfolio of EQUITY and FIXED-INCOME securities.

PRINCIPAL STRATEGIES


The Fund invests in both equity and fixed-income securities. Under normal circumstances, the Fund invests at least 50% of the value of its net assets in equity securities and 30% of the value of its net assets in fixed-income securities. Up to 10% of the Fund's net assets may be invested in securities of foreign issuers. The equity securities held by the Fund generally are COMMON STOCKS of large and medium-sized companies included in the Standard & Poor's 500(R) ("S&P 500") Index. The subadviser researches companies' prospects over long periods of time (e.g., up to five years) and ranks them within their respective sectors by relative value, then purchases securities that appear to be undervalued and sells securities that appear to be overvalued.


The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements


Fixed-income securities in which the Fund invests include corporate BONDS, U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT AGENCY SECURITIES, MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. The subadviser focuses on three key factors in making investment decisions with respect to fixed-income securities:

o     DURATION management;

o     Sector selection and

o     Sector allocation.


Fixed-income securities held by the Fund generally are INVESTMENT-GRADE, although the Fund invests a portion of its assets in HIGH-YIELD BONDS. All investment-grade ratings are determined as of the time of investment; fixed-income securities that are downgraded are not required to be sold, although the subadviser considers what action is appropriate under the relevant circumstances.


NFA has selected JPMorgan Investment Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.


MATURITY RISK - the price of debt securities with longer effective maturities generally is more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


PREPAYMENT RISK - certain bonds will be paid by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

      1998   1999    2000    2001     2002    2003   2004   2005    2006
--------------------------------------------------------------------------------
       8.1%   0.9%   -0.3%   -3.8%   -12.3%   18.4%   8.5%   2.5%   12.3%


BEST QUARTER:   10.1% - 2ND QTR. OF 2003
WORST QUARTER:  -9.1% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                               1 YR       5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                             12.25%       5.33%          3.55%
--------------------------------------------------------------------------------
Class IV Shares(3)                            12.30%       5.38%          3.57%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                           15.79%       6.19%          6.57%
--------------------------------------------------------------------------------
Lehman Brothers (LB)
U.S. Aggregate Index(5)                        4.33%       5.06%          5.92%
--------------------------------------------------------------------------------
Balanced Composite Index(6)                   11.10%       5.98%          6.65%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when a different subadviser managed the Fund.


2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3 Returns until the creation of Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class IV shares would have produced during the applicable period because both classes of shares invest in the same portfolio of securities.


4 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5 The LB U.S. Aggregate Index is an unmanaged market value-weighted index of investment grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index. Because the Fund contains both equity and fixed-income securities in its portfolio, it may be useful to supplementally compare the Fund's performance to this Index as well as to the Fund's primary index, the S&P 500(R).

6 The Balanced Composite Index is a hypothetical combination of 60% S&P 500 Index(R) and 40% LB U.S. Aggregate Index. Since the Fund comprises both stocks and bonds in similar percentages, the Balanced Composite Index may assist you in anticipating how the Fund might perform since this Index comprises both stocks and bonds in similar percentages to those of the Fund. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                           CLASS I    CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                            N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                                            N/A         N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                            0.72%       0.72%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                   None        None
--------------------------------------------------------------------------------
   Other Expenses(2)                                          0.29%       0.29%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.01%       1.01%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.16% and 0.16% for Class I and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 1.10% and 1.05% for Class I and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                            1 YR     3 YRS     5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                    $ 103     $ 322     $ 558    $ 1,236
--------------------------------------------------------------------------------
Class IV                                     103       322       558      1,236
--------------------------------------------------------------------------------

SECTION 1 | Van Kampen NVIT Comstock Value Fund Summary and Performance


OBJECTIVE

The Fund's investment objective is to seek capital growth and income through investments in EQUITY SECURITIES, including COMMON STOCKS, preferred stocks, and CONVERTIBLE SECURITIES.

PRINCIPAL STRATEGIES


Under normal circumstances, the subadviser seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a VALUE STYLE of investing seeking well-established, under-valued companies believed by the subadviser to possess the potential for capital growth and income.

Portfolio securities are typically sold when the subadviser's assessments of the capital growth and income potential of such securities materially change.

The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. The Fund may purchase and sell certain DERIVATIVE instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Fund may also invest up to 10% of its total assets in real estate investment trusts ("REITs").

NFA has selected Van Kampen Asset Management ("VKAM") as a subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.


If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Van Kampen NVIT Comstock Value Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

    1998    1999     2000     2001     2002    2003     2004   2005    2006
--------------------------------------------------------------------------------
    15.1%   18.5%   -10.6%   -12.2%   -25.1%   31.4%    17.5%   4.3%   15.9%


BEST QUARTER:    18.1% - 2ND QTR. OF 2003
WORST QUARTER:  -20.8% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                1 YR     5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                              15.91%     6.91%           4.69%
--------------------------------------------------------------------------------
Class II Shares(3)                             15.56%     6.69%           4.51%
--------------------------------------------------------------------------------
Class IV Shares(3)                             15.94%     6.93%           4.71%
--------------------------------------------------------------------------------
Russell 1000(R) Value Index(4)                 22.25%    10.86%           9.29%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                            15.79%     6.19%           6.57%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when a different subadviser managed the Fund.


2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II (March 28, 2003) and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the fees applicable to Class II and therefore are lower than those of Class I shares.

4 Effective July 1, 2006, the Fund changed its benchmark from the S&P 500(R) Index to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000(R) Index (the largest 1,000 U.S. companies based on market capitalization) with lower price-to-book ratios and lower forecasted growth values. The Fund believes the Russell 1000(R) Value Index more closely represents the Fund's strategies and the types of securities in which it invests. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5 The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 widely-held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

SECTION 1 | Van Kampen NVIT Comstock Value Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                CLASS I   CLASS II    CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                            N/A        N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                              N/A        N/A         N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                 0.67%      0.67%       0.67%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                    None       0.25%       None
--------------------------------------------------------------------------------
   Other Expenses(2)                               0.26%      0.34%       0.23%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                 0.93%      1.26%       0.90%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.16%, 0.24%, and 0.13% for Class I, Class II, and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I and Class II shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 1.02%, 1.27% and 0.97% for Class I, Class II, and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                               1 YR    3 YRS   5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                       $  95   $  296   $ 515    $ 1,143
--------------------------------------------------------------------------------
Class II                                        128      400     692      1,523
--------------------------------------------------------------------------------
Class IV                                         92      287     498      1,108
--------------------------------------------------------------------------------

SECTION 1 | Van Kampen NVIT Multi Sector Bond Fund Summary and Performance


OBJECTIVE

The Fund seeks to provide above average TOTAL RETURN over a market cycle of three to five years.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a diversified portfolio of U.S. and foreign FIXED-INCOME SECURITIES. The securities in which the Fund may invest include:


o     corporate BONDS

o     U.S. GOVERNMENT SECURITIES

o     U.S. GOVERNMENT AGENCY SECURITIES

o     MORTGAGE-BACKED SECURITIES

o     HIGH-YIELD BONDS

Certain foreign securities may include those from emerging market countries, which generally are developing and low or middle income countries found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The portfolio managers also may use futures, swaps and other DERIVATIVES in managing the Fund.

The Fund may invest in floating-and variable-rate obligations and may enter into repurchase agreements.

The portfolio managers determine the Fund's overall MATURITY and DURATION targets and country and industry sector allocations, and then select individual securities in constructing an overall portfolio within those guidelines. The portfolio managers may increase or decrease exposure to any particular sector or durations in light of changing outlooks for the economy, interest rates and inflation. Similarly, they may invest varying amounts in U.S. and foreign securities, and between INVESTMENT-GRADE securities or lower rated securities (commonly known as "junk bonds"), based on their perception of relative values.


NFA has selected Morgan Stanley Investment Management Inc. (which often does business using the name Van Kampen) as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER-RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower-rated securities (A.K.A., junk bonds) will subject the Fund to substantial risk of loss as these securities are typically issued by companies without a long track record and they may be more volatile.


MATURITY RISK - the price of debt securities with longer effective maturities generally is more sensitive to interest rate changes than those with shorter effective maturities.


LIQUIDITY RISK - is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK - is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or less favorable characteristics.


EVENT RISK - corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

CURRENCY RISK - the U.S. dollar market value of foreign securities denominated in currencies, other than U.S. dollars, will fluctuate due solely to changes in exchange rates of those currencies. The risk may be reduced or eliminated through various currency hedging techniques.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

PREPAYMENT RISK - certain bonds will be paid by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid by the issuer more slowly than anticipated, causing the value of these securities to fall.

If the value of the Fund's investments goes down, you may lose money.

SECTION 1 | Van Kampen NVIT Multi Sector Bond Fund Summary and Performance
(CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

         1998   1999   2000   2001   2002   2003   2004   2005   2006
--------------------------------------------------------------------------------
          2.6%   1.6%   5.6%   4.2%   7.2%  12.1%   6.5%   2.2%   4.8%


BEST QUARTER:    4.5% - 2ND QTR. OF 2003
WORST QUARTER:  -2.1% - 2ND QTR. OF 2004

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                       SINCE
                                                1 YR    5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                               4.84%    6.53%          5.19%
--------------------------------------------------------------------------------
Class III Shares(3)                             4.84%    6.53%          5.19%
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index(4)         4.33%    5.06%          5.92%
--------------------------------------------------------------------------------
Multi Sector Bond Composite Index(5)            6.28%    7.25%          7.24%(6)
--------------------------------------------------------------------------------


1     The Fund commenced operations on October 31, 1997.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class III shares (December 31, 2004) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the performance is similar to what Class III shares would have produced during the applicable period because both classes of shares invest in the same portfolio of securities. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4 The Lehman Brothers U.S. Aggregate Index, the Fund's primary index, is an unmanaged index of U.S. Treasury, agency, corporate and mortgage pass-through securities. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

5 The Multi Sector Bond Composite Index is a hypothetical combination of 60% Citigroup U.S. Broad Investment-Grade Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index-unhedged and 10% JPMorgan Emerging Markets Bond Index. Unlike mutual funds, the Composite Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index. This Composite should be compared supplementally to the Fund's primary index, as the Composite Index comprises the types of securities, in substantially similar percentages, as the Fund's portfolio and this may provide a good indication of how the Fund may perform.

6     For the period from May 1, 2000 through December 31, 2006.

SECTION 1 | Van Kampen NVIT Multi Sector Bond Fund Summary and Performance
(CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                                           CLASS I   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                            N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)(2)                                         N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                            0.74%       0.74%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                               None        None
--------------------------------------------------------------------------------
   Other Expenses(3)                                          0.28%       0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.02%       1.02%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.16% and 0.16% for Class I and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.11% and 1.11% for Class I and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                 1 YR   3 YRS   5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I                                         $ 104   $ 325   $ 563   $ 1,248
--------------------------------------------------------------------------------
Class III                                         104     325     563     1,248
--------------------------------------------------------------------------------

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities.

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


HIGH-YIELD BONDS - fixed-income securities rated below investment-grade by nationally recognized statistical rating agencies, including Moody's, Standard and Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds." They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT-GRADE - the four highest rating categories of nationally recognized statistical rating agencies, including Moody's, Standard & Poor's and Fitch.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the S&P 500(R) Index, ranging from $1.4 billion to $446.9 billion as of December 31, 2006.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of December 31, 2006.


MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

SECTION 2 | Fund Details


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


ASSET-BACKED SECURITIES (FEDERATED NVIT HIGH INCOME BOND FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT MULTI SECTOR BOND FUND) - like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

CREDIT RISK (FEDERATED NVIT HIGH INCOME BOND FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT MULTI SECTOR BOND FUND) - the Funds have the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment-grade securities.

DEPOSITARY RECEIPTS - each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Each Fund may invest in derivatives, primarily future and options. Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - each Fund has the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds, and may thereby affect the value of its equity securities as well.

FLOATING- AND VARIABLE-RATE SECURITIES - each Fund may invest in securities that do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

HIGH-YIELD BONDS AND OTHER LOWER-RATED SECURITIES (FEDERATED NVIT HIGH INCOME BOND FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT COMSTOCK VALUE FUND, VAN KAMPEN NVIT MULTI SECTOR BOND FUND) - investment in high-yield bonds (often referred to as "junk bonds") and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MORTGAGE-BACKED SECURITIES (FEDERATED NVIT HIGH INCOME BOND FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT COMSTOCK VALUE FUND, VAN KAMPEN NVIT MULTI SECTOR BOND FUND) - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk". When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."


Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


PORTFOLIO TURNOVER (JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT MULTI SECTOR BOND FUND) - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

PREFERRED STOCK (FEDERATED NVIT HIGH INCOME BOND FUND, NVIT INTERNATIONAL VALUE FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT COMSTOCK VALUE FUND) - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

REPURCHASE AGREEMENTS - each Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the stock market, the Fund's benchmark or other funds with similar investment objectives and strategies.

SMALL-CAP AND MID-CAP RISK (NVIT INTERNATIONAL VALUE FUND, AND VAN KAMPEN NVIT COMSTOCK VALUE FUND) - the Funds may invest in stocks of small-cap and mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in securities of a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK (NVIT INTERNATIONAL VALUE FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT COMSTOCK VALUE FUND) - the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - each Fund may invest in U.S. government securities that includes Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.


U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

ZERO COUPON BONDS - (FEDERATED NVIT HIGH INCOME BOND FUND, JPMORGAN NVIT BALANCED FUND, VAN KAMPEN NVIT COMSTOCK VALUE FUND) - these securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

SECTION 3 | Fund Management


INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. NFA is also authorized to select and place portfolio investments on behalf of a Fund, but currently is not doing so. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

FEDERATED INVESTMENT MANAGEMENT COMPANY ("FEDERATED"): a subsidiary of Federated Investors, Inc., is the subadviser for the Federated NVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

THE BOSTON COMPANY ASSET MANAGEMENT ("TBC"): is the subadviser for the NVIT International Value Fund. TBC is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation. TBC was founded in 1970 and is based in Boston, Massachusetts.

JPMORGAN INVESTMENT MANAGEMENT INC ("JPMORGAN)": 522 Fifth Avenue, New York, New York 10036, a wholly-owned indirect subsidiary of JPMorgan Chase & Co., a bank holding company, is the subadviser for the JPMorgan NVIT Balanced Fund. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. JPMorgan uses a sophisticated, disciplined, collaborative process for managing all asset classes.

VAN KAMPEN ASSET MANAGEMENT ("VKAM"): 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Van Kampen NVIT Comstock Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"): is the subadviser for the Van Kampen NVIT Multi Sector Bond Fund. MSIM is located at 1221 Avenue of the Americas, New York, New York 10020. MSIM does business in certain instances, including with respect to the Fund, using the name Van Kampen. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm that maintains market positions in each of its three primary businesses-- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreements) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays NFA a management fee, which is based on each Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets were as follows:

FUND                                                                       FEE
--------------------------------------------------------------------------------
Federated NVIT High Income Bond Fund                                      0.68%
--------------------------------------------------------------------------------
NVIT International Value Fund                                             0.75%
--------------------------------------------------------------------------------
JPMorgan NVIT Balanced Fund                                               0.72%
--------------------------------------------------------------------------------
Van Kampen NVIT Comstock Value Fund                                       0.67%
--------------------------------------------------------------------------------
Van Kampen NVIT Multi Sector Bond Fund                                    0.74%
--------------------------------------------------------------------------------

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to the Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and


o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGEMENT

FEDERATED NVIT HIGH INCOME BOND FUND

Mark E. Durbiano and Nathan H. Kehm are co-portfolio managers and both are primarily responsible for the day-to-day management of the Fund. Mr. Durbiano joined Federated Investors, Inc. in 1982, has been a Senior Vice President of a subsidiary of the subadviser since 1996 and has managed the Fund since its inception. Mr. Kehm joined Federated Investors, Inc. in December 1997 as an Investment Analyst, and was promoted to Assistant Vice President and Senior Investment Analyst in January 1999 and to Vice President in January 2001. He became a portfolio manager of the Fund on April 28, 2003.

NVIT INTERNATIONAL VALUE FUND

D. Kirk Henry is the manager for the Fund. Mr. Henry, Senior Vice President of TBC and Director of the International Equities of TBC, served as the co-portfolio manager of the Fund's predecessor from 1991 until April 28, 2003 when it was reorganized into the Fund. He has over 25 years experience in investment management.

JPMORGAN NVIT BALANCED FUND

Patrik Jakobson, Managing Director, and Anne Lester, Vice President, are the portfolio managers for the Fund. Mr. Jakobson joined JPMorgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. Ms. Lester joined JPMorgan's Milan office in 1992 where she was a fixed-income and currency trader and portfolio manager. She subsequently worked in the Product Development Group and is currently a portfolio manager in the Asset Allocation Services Group.

VAN KAMPEN NVIT COMSTOCK VALUE FUND

The Fund is managed by a team of portfolio managers led by B. Robert Baker, Jr., Managing Director. Mr. Baker has been a Managing Director since December 2000 and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are also responsible for the day-to-day management of the Fund's investment portfolio. Mr. Leder, a Managing Director of VKAM, has been employed by VKAM since April 1995.

Mr. Holt, a Managing Director of VKAM, has been employed by VKAM since August 1999. Portfolio Management team members can change without notice from time to time.

VAN KAMPEN NVIT MULTI SECTOR BOND FUND

The Fund is managed by MSIM's Taxable Fixed Income Team. Current members of the team include W. David Armstrong (co-lead manager), Abigail McKenna, David Germany and Robert M. Sella (co-lead manager). Mr. Armstrong is Managing Director of MSIM, joining the firm in 1998. Ms. McKenna is a Managing Director of MSIM. She joined MSIM in 1996. Mr. Sella is a Managing Director of MSIM, joining the firm in 1992. Mr. Germany is a Managing Director with MSIM and has been with Morgan Stanley(R) since 1987. Portfolio Management team members can change without notice from time to time.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its wholly-owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III and Class VI shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II and Class VI shares.

Class IV shares of the Van Kampen NVIT Comstock Value, JPMorgan NVIT Balanced and NVIT International Value Funds will be sold to separate accounts of:


o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA)

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) (NLACA)

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and


o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III and Class VI shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III and Class VI shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in those share classes may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III and Class VI shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III or Class VI shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III or Class VI shares for 60 days or less. For this purpose, if Class III or Class VI shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III or Class VI shares that were held for the shortest time on behalf of the variable insurance contract owner as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in shares subject to the fees. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class VI shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VI shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VI shares.

ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III, and Class VI shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract sub-accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing subaccount providers or insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide (an affiliate of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

SECTION 5 | Distributions and Taxes


DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any realized net capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.

SECTION 6 | Federated NVIT High Income Bond Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

---------------------------------------------------------------------------------------------------------------------------------
                                                                     INVESTMENT ACTIVITIES                   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Net
                                                                          Realized and
SELECTED DATA                                    Net Asset          Net     Unrealized
FOR EACH SHARE                                      Value,   Investment          Gains   Total from          Net
OF CAPITAL                                       Beginning       Income    (Losses) on   Investment   Investment           Total
OUTSTANDING                                      of Period       (Loss)    Investments   Activities       Income   Distributions
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                         $7.44         0.61          (0.38)        0.23        (0.61)          (0.61)
Year Ended December 31, 2003                         $7.06         0.57           0.96         1.53        (0.57)          (0.57)
Year Ended December 31, 2004                         $8.02         0.60           0.18         0.78        (0.60)          (0.60)
Year Ended December 31, 2005                         $8.20         0.64          (0.46)        0.18        (0.61)          (0.61)
Year Ended December 31, 2006                         $7.77         0.60           0.19         0.79        (0.58)          (0.58)
---------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2005 (f)                   $7.83         0.39           0.01         0.40        (0.47)          (0.47)
Year Ended December 31, 2006                         $7.76         0.57           0.22         0.79        (0.58)          (0.58)
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of Net
                                                                               Ratio        Ratio of       Investment
                                                                              of Net        Expenses    Income (Loss)
                                                                          Investment       (Prior to        (Prior to
SELECTED DATA                                 Net Assets    Ratio of          Income      Reimburse-       Reimburse-
FOR EACH SHARE          Net Asset              at End of    Expenses       (Loss) to       ments) to        ments) to     Portfolio
OF CAPITAL             Value, End   Total         Period  to Average         Average     Average Net      Average Net      Turnover
OUTSTANDING             of Period  Return         (000s)  Net Assets      Net Assets      Assets (a)       Assets (a)           (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002                 $7.06    3.23%      $162,733        0.97%           8.82%           0.97%            8.82%        30.59%
Year Ended December
   31, 2003                 $8.02   22.27%      $268,336        0.95%           7.74%               (c)              (c)      41.30%
Year Ended December
   31, 2004                 $8.20   10.10%      $302,285        0.94%           7.46%               (c)              (c)      61.24%
Year Ended December
   31, 2005                 $7.77    2.38%      $181,905        0.96%           7.35%               (c)              (c)      37.06%
Year Ended December
   31, 2006                 $7.98   10.60%      $155,024        0.94%           7.38%               (c)              (c)      42.91%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2005 (f)             $7.76    5.14%(d)   $ 63,264        0.95%(e)        7.23%(e)            (c)              (c)      37.06%
Year Ended December
   31, 2006                 $7.97   10.60%      $103,857        0.96%           7.37%               (c)              (c)      42.91%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)   There were no fee waivers/reimbursements during the period.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from April 28, 2005 (commencement of operations) through December 31, 2005.

SECTION 6 | NVIT International Value Fund Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES                            DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Net
SELECTED DATA                          Net         Net    Realized and
FOR EACH SHARE                Asset Value,  Investment      Unrealized  Total from         Net       Net
OF CAPITAL                       Beginning      Income  Gains (Losses)  Investment  Investment  Realized          Total  Redemption
OUTSTANDING                      of Period      (Loss)  on Investments  Activities      Income     Gains  Distributions        Fees
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2003 (b)                     $ 9.25        0.02            3.90        3.92          --        --             --        0.09
Year Ended December 31, 2004        $13.26        0.18            2.46        2.64       (0.33)       --          (0.33)       0.01
Year Ended December 31, 2005        $15.58        0.35            1.43        1.78       (0.21)    (0.55)         (0.76)         --
Year Ended December 31, 2006        $16.60        0.35            3.18        3.53       (0.37)    (1.18)         (1.55)         --

CLASS II SHARES
Period Ended December
   31, 2003 (b)                     $ 9.25        0.01            3.87        3.88          --        --             --        0.09
Year Ended December 31, 2004        $13.22        0.14            2.46        2.60       (0.30)       --          (0.30)       0.01
Year Ended December 31, 2005        $15.53        0.23            1.51        1.74       (0.18)    (0.55)         (0.73)         --
Year Ended December 31, 2006        $16.54        0.30            3.17        3.47       (0.33)    (1.18)         (1.51)         --

CLASS III SHARES
Period Ended December
   31, 2003 (b)                     $ 9.25        0.05            3.84        3.89          --        --             --        0.09
Year Ended December 31, 2004        $13.23        0.18            2.45        2.63       (0.33)       --          (0.33)       0.01
Year Ended December 31, 2005        $15.54        0.24            1.54        1.78       (0.21)    (0.55)         (0.76)         --
Year Ended December 31, 2006        $16.56        0.34            3.18        3.52       (0.37)    (1.18)         (1.55)         --

CLASS IV SHARES
Year Ended December 31, 2002        $11.20        0.18           (1.41)      (1.23)      (0.12)       --          (0.12)         --
Year Ended December
   31, 2003 (c)                     $ 9.85        0.18            3.41        3.59       (0.27)       --          (0.27)       0.09
Year Ended December 31, 2004        $13.26        0.22            2.39        2.61       (0.31)       --          (0.31)       0.01
Year Ended December 31, 2005        $15.57        0.25            1.52        1.77       (0.19)    (0.55)         (0.74)         --
Year Ended December 31, 2006        $16.60        0.34            3.18        3.52       (0.37)    (1.18)         (1.55)         --

CLASS VI SHARES
Period Ended December
   31, 2004 (f)                     $13.63        0.13            1.95        2.08       (0.17)       --          (0.17)       0.01
Year Ended December 31, 2005        $15.55        0.20            1.55        1.75       (0.19)    (0.55)         (0.74)         --
Year Ended December 31, 2006        $16.56        0.30            3.17        3.47       (0.36)    (1.18)         (1.54)         --

---------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ratio of Net
SELECTED DATA                                                                      Ratio of         Investment
FOR EACH SHARE                           Net Asset                  Net Assets     Expenses      Income (Loss)
OF CAPITAL                           Value, End of    Total          at End of   to Average         to Average         Portfolio
OUTSTANDING                                 Period   Return      Period (000s)   Net Assets         Net Assets      Turnover (a)
---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2003 (b)          $13.26    45.08%(d)       $    542         1.20%(e)           0.56%(e)         91.20%
Year Ended December 31, 2004                $15.58    20.29%          $  6,247         0.86%              1.33%            42.68%
Year Ended December 31, 2005                $16.60    12.09%          $  4,349         0.91%              1.92%            48.94%
Year Ended December 31, 2006                $18.58    22.67%          $  3,985         1.01%              1.95%            48.61%

CLASS II SHARES
Period Ended December 31, 2003 (b)          $13.22    44.64%(d)       $  1,523         1.45%(e)           0.20%(e)         91.20%
Year Ended December 31, 2004                $15.53    20.00%          $  3,368         1.10%              1.69%            42.68%
Year Ended December 31, 2005                $16.54    11.79%          $  2,852         1.17%              1.40%            48.94%
Year Ended December 31, 2006                $18.50    22.40%          $  2,972         1.26%              1.68%            48.61%

CLASS III SHARES
Period Ended December 31, 2003 (b)          $13.23    44.75%(d)       $  9,620         1.13%(e)           1.30%(e)         91.20%
Year Ended December 31, 2004                $15.54    20.26%          $ 69,043         0.86%              1.42%            42.68%
Year Ended December 31, 2005                $16.56    12.05%          $116,151         0.93%              1.64%            48.94%
Year Ended December 31, 2006                $18.53    22.75%          $169,278         1.01%              1.87%            48.61%

CLASS IV SHARES
Year Ended December 31, 2002                $ 9.85   (11.10%)         $ 59,335         1.00%              1.63%            35.00%
Year Ended December 31, 2003 (c)            $13.26    38.52%          $ 77,347         1.12%              1.62%            91.20%
Year Ended December 31, 2004                $15.57    20.04%          $ 73,953         1.00%              1.56%            42.68%
Year Ended December 31, 2005                $16.60    11.97%          $ 66,597         1.03%              1.56%            48.94%
Year Ended December 31, 2006                $18.57    22.74%          $ 67,200         1.02%              1.93%            48.61%

CLASS VI SHARES
Period Ended December 31, 2004 (f)          $15.55    15.45%(d)       $ 13,117         1.11%(e)           0.63%(e)         42.68%
Year Ended December 31, 2005                $16.56    11.80%          $ 42,916         1.19%              1.41%            48.94%
Year Ended December 31, 2006                $18.49    22.41%          $138,946         1.26%              1.40%            48.61%

(a) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(b) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c) The NVIT International Value Fund retained the history of the Market Street International Fund and the existing shares of the Fund were designated Class IV shares.

(d)   Not annualized.

(e)   Annualized.

(f) For the period from April 28, 2004 (commencement of operations) through December 31, 2004.

SECTION 6 | JPMorgan NVIT Balanced Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT ACTIVITIES                DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                            Net
                                                       Realized
SELECTED DATA             Net Asset         Net             and
FOR EACH SHARE               Value,  Investment      Unrealized  Total from         Net                  Net Asset
OF CAPITAL             Beginning of      Income  Gains (Losses)  Investment  Investment          Total  Value, End
OUTSTANDING                  Period      (Loss)  on Investments  Activities      Income  Distributions   of Period  Total Return
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002                  $ 9.40        0.19           (1.34)      (1.15)      (0.19)         (0.19)     $ 8.06        (12.31%)
Year Ended December
   31, 2003                  $ 8.06        0.15            1.32        1.47       (0.15)         (0.15)     $ 9.38         18.41%
Year Ended December
   31, 2004                  $ 9.38        0.19            0.60        0.79       (0.19)         (0.19)     $ 9.98          8.49%
Year Ended December
   31, 2005                  $ 9.98        0.20            0.05        0.25       (0.20)         (0.20)     $10.03          2.54%
Year Ended December
   31, 2006                  $10.03        0.24            0.97        1.21       (0.24)         (0.24)     $11.00         12.25%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (c)              $ 8.23        0.11            1.16        1.27       (0.12)         (0.12)     $ 9.38         15.47%(d)
Year Ended December
   31, 2004                  $ 9.38        0.19            0.60        0.79       (0.19)         (0.19)     $ 9.98          8.54%
Year Ended December
   31, 2005                  $ 9.98        0.21            0.05        0.26       (0.21)         (0.21)     $10.03          2.62%
Year Ended December
   31, 2006                  $10.03        0.24            0.98        1.22       (0.25)         (0.25)     $11.00         12.30%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Ratio of Net
                                                                                      Ratio of         Investment
                                                                                      Expenses      Income (Loss)
                                          Net                    Ratio of Net        (Prior to          (Prior to
SELECTED DATA                       Assets at        Ratio         Investment       Reimburse-         Reimburse-
FOR EACH SHARE                         End of  of Expenses      Income (Loss)        ments) to          ments) to
OF CAPITAL                             Period   to Average         to Average      Average Net        Average Net         Portfolio
OUTSTANDING                            (000s)   Net Assets         Net Assets       Assets (a)         Assets (a)      Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002         $147,289         0.99%              2.22%            1.00%              2.21%           297.08%
Year Ended December 31, 2003         $182,056         0.98%              1.80%                (f)                (f)         310.16%
Year Ended December 31, 2004         $189,232         0.98%              1.96%                (f)                (f)         293.17%
Year Ended December 31, 2005         $178,569         0.99%              1.97%                (f)                (f)         328.26%
Year Ended December 31, 2006         $154,931         1.01%              2.22%                (f)                (f)         312.59%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (c)   $ 50,811         0.91%(e)           1.79%(e)         0.96%(e)           1.74%(e)        310.16%
Year Ended December 31, 2004         $ 51,061         0.91%              2.02%            0.98%              1.95%           293.17%
Year Ended December 31, 2005         $ 47,803         0.91%              2.05%            0.99%              1.96%           328.26%
Year Ended December 31, 2006         $ 47,807         0.97%              2.26%            1.01%              2.22%           312.59%
------------------------------------------------------------------------------------------------------------------------------------

((a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)   Not annualized.

(e)   Annualized.

(f)   There were no fee waivers/reimbursements during the period.

SECTION 6 | Van Kampen NVIT Comstock Value Fund Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Net
                                                                 Realized and
SELECTED DATA                                   Net         Net    Unrealized
FOR EACH SHARE                         Asset Value,  Investment         Gains  Total from         Net
OF CAPITAL                                Beginning      Income   (Losses) on  Investment  Investment  Net Realized          Total
OUTSTANDING                               of Period      (Loss)   Investments  Activities      Income         Gains  Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                 $10.38        0.12         (2.72)      (2.60)      (0.12)           --          (0.12)
Year Ended December 31, 2003                 $ 7.66        0.11          2.28        2.39       (0.11)           --          (0.11)
Year Ended December 31, 2004                 $ 9.94        0.14          1.59        1.73       (0.14)           --          (0.14)
Year Ended December 31, 2005                 $11.53        0.20          0.29        0.49       (0.19)        (0.30)         (0.49)
Year Ended December 31, 2006                 $11.53        0.23          1.55        1.78       (0.21)        (0.56)         (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)           $ 7.47        0.08          2.47        2.55       (0.09)           --          (0.09)
Year Ended December 31, 2004                 $ 9.93        0.11          1.58        1.69       (0.12)           --          (0.12)
Year Ended December 31, 2005                 $11.50        0.14          0.31        0.45       (0.15)        (0.30)         (0.45)
Year Ended December 31, 2006                 $11.50        0.16          1.58        1.74       (0.18)        (0.56)         (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)           $ 7.76        0.09          2.18        2.27       (0.09)           --          (0.09)
Year Ended December 31, 2004                 $ 9.94        0.15          1.57        1.72       (0.14)           --          (0.14)
Year Ended December 31, 2005                 $11.52        0.19          0.31        0.50       (0.19)        (0.30)         (0.49)
Year Ended December 31, 2006                 $11.53        0.23          1.55        1.78       (0.21)        (0.56)         (0.77)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                                         Ratio of        Investment
                                                                     Ratio of Net        Expenses     Income (Loss)
                           Net                                         Investment       (Prior to         (Prior to
SELECTED DATA            Asset             Net Assets        Ratio         Income      Reimburse-        Reimburse-
FOR EACH SHARE          Value,              at End of  of Expenses         (Loss)       ments) to         ments) to       Portfolio
OF CAPITAL              End of   Total         Period   to Average     to Average     Average Net       Average Net        Turnover
OUTSTANDING             Period  Return         (000s)   Net Assets     Net Assets      Assets (a)        Assets (a)             (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002             $ 7.66  (25.14%)     $ 39,424         1.11%          1.30%           1.11%             1.30%         245.24%
Year Ended December
   31, 2003             $ 9.94   31.43%      $ 62,517         0.99%          1.37%               (g)               (g)        71.31%
Year Ended December
   31, 2004             $11.53   17.50%      $112,202         0.94%          1.41%               (g)               (g)        31.95%
Year Ended December
   31, 2005             $11.53    4.25%      $103,565         0.94%          1.65%               (g)               (g)        33.13%
Year Ended December
   31, 2006             $12.54   15.91%      $112,029         0.93%          1.84%               (g)               (g)        25.62%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (c)         $ 9.93   34.20%(e)   $  6,092         1.20%(f)       1.27%(f)        1.31%(f)          1.16%(f)       71.31%
Year Ended December
   31, 2004             $11.50   17.08%      $ 34,312         1.20%          1.20%           1.28%             1.11%          31.95%
Year Ended December
   31, 2005             $11.50    3.95%      $ 60,617         1.28%          1.31%           1.31%             1.29%          33.13%
Year Ended December
   31, 2006             $12.50   15.56%      $204,233         1.26%          1.45%               (g)               (g)        25.62%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (d)         $ 9.94   29.38%(e)   $ 48,070         0.94%(f)       1.50%(f)            (g)               (g)        71.31%
Year Ended December
   31, 2004             $11.52   17.42%      $ 55,683         0.91%          1.42%               (g)               (g)        31.95%
Year Ended December
   31, 2005             $11.53    4.36%      $ 55,297         0.93%          1.67%               (g)               (g)        33.13%
Year Ended December
   31, 2006             $12.54   15.94%      $ 58,521         0.90%          1.86%               (g)               (g)        25.62%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from March 28, 2003 (commencement of operations) through December 31, 2003.

(d) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g)   There were no fee waivers/reimbursements during the period.

SECTION 6 | Van Kampen NVIT Multi Sector Bond Fund Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES                       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Net
                                                                     Realized
                                                                          and
SELECTED DATA                            Net Asset                 Unrealized
FOR EACH SHARE                              Value,          Net         Gains   Total from          Net        Net
OF CAPITAL                            Beginning of   Investment   (Losses) on   Investment   Investment   Realized           Total
OUTSTANDING                                 Period       Income   Investments   Activities       Income      Gains   Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                $ 9.14         0.42          0.22         0.64        (0.50)        --           (0.50)
Year Ended December 31, 2003                $ 9.28         0.36          0.74         1.10        (0.52)        --           (0.52)
Year Ended December 31, 2004                $ 9.86         0.42          0.21         0.63        (0.49)        --           (0.49)
Year Ended December 31, 2005                $10.00         0.42         (0.20)        0.22        (0.39)     (0.05)          (0.44)
Year Ended December 31, 2006                $ 9.78         0.43          0.02         0.45        (0.40)     (0.02)          (0.42)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratio of Net
                                                                                              Ratio of      Investment
                                                                                              Expenses          Income
                                                                             Ratio of Net    (Prior to       (Prior to
SELECTED DATA                        Net                           Ratio of    Investment   Reimburse-      Reimburse-
FOR EACH SHARE                     Asset             Net Assets    Expenses        Income    ments) to       ments) to
OF CAPITAL                    Value, End   Total      at End of  to Average    to Average  Average Net     Average Net    Portfolio
OUTSTANDING                    of Period  Return  Period (000s)  Net Assets    Net Assets   Assets (a)      Assets (a)     Turnover
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002      $ 9.28    7.21%      $209,280        1.01%         4.61%        1.02%           4.60%      385.94%
Year Ended December 31, 2003      $ 9.86   12.12%      $226,525        1.01%         3.75%            (b)             (b)    296.62%
Year Ended December 31, 2004      $10.00    6.53%      $238,502        1.01%         4.23%            (b)             (b)    212.84%
Year Ended December 31, 2005      $ 9.78    2.18%      $258,958        1.03%         4.26%            (b)             (b)    157.82%
Year Ended December 31, 2006      $ 9.81    4.84%      $241,027        1.02%         4.24%            (b)             (b)    100.56%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)   There were no fee waivers/reimbursements during the period.

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                                  PR-NSUB [5/07]

NATIONWIDE Variable Insurance Trust


CORE EQUITY Series


Nationwide NVIT Growth Fund
Nationwide NVIT Mid Cap Growth Fund
NVIT Nationwide Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                              [NATIONWIDE LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


      3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            Nationwide NVIT Growth Fund
            Nationwide NVIT Mid Cap Growth Fund
            NVIT Nationwide Fund
            Key Terms

      12    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment Techniques and Risks

      14    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      16    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plans
            Revenue Sharing

      21    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      22    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                          CORE EQUITY SERIES | 1

Nationwide NVIT Core Equity Series


INTRODUCTION TO THE CORE EQUITY SERIES


This prospectus provides information about three funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

Nationwide NVIT Growth Fund
Nationwide NVIT Mid Cap Growth Fund
NVIT Nationwide Fund


These Funds are primarily intended:

o To offer a selection of investment options using equity investments across a spectrum of market capitalizations


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o     Class I

o     Class II*

o     Class III*

o     Class IV


* The Nationwide NVIT Growth Fund currently does not offer Class II and Class III shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 11.

2 | CORE EQUITY SERIES

SECTION 1 | Nationwide NVIT Growth Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

The Fund invests primarily in COMMON STOCKS issued by LARGE-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The portfolio managers use research to determine if particular industries and individual companies are well positioned for long-term growth in an effort to identify those that appear to have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

In selecting securities, the portfolio managers consider a range of factors relating to a particular company that may include:


o     financial strength;

o     competitive position in its industry;

o     projected future earnings;

o     dividends and

o     cash flow.

The Fund typically sells a company's securities if:

o     earnings expectations or outlook for earnings deteriorate;

o their prices fail to increase as anticipated or become unusually volatile or

o     more favorable opportunities are identified.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

                                                          CORE EQUITY SERIES | 3

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES(1)
(YEARS ENDED DECEMBER 31)

                                   (BAR CHART)

    1997   1998   1999    2000    2001    2002   2003   2004   2005   2006
-------------------------------------------------------------------------------
    34.5%  30.0%   4.3%  -26.5%  -28.1%  -28.7%  32.7%   8.2%   6.5%   6.2%


BEST QUARTER:   20.5% - 4TH QTR. OF 1998
WORST QUARTER: -28.3% - 1ST QTR. OF 2001


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                               1 YR        5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I shares(2)                              6.17%        2.96%         1.08%
--------------------------------------------------------------------------------
Class IV shares(3)                             6.17%        2.97%         1.08%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)                9.07%        2.69%         5.44%
--------------------------------------------------------------------------------


1     The Fund commenced operations on April 15, 1992.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3 Returns until the creation of Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class IV shares would have produced during this period because both classes of shares invest in the same portfolio of securities.


4 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the stocks of companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                                         CLASS I      CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly from
your investment)(1)                                          N/A           N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted
from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                          0.60%         0.60%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                             None          None
--------------------------------------------------------------------------------
   Other Expenses(2)                                        0.27%         0.27%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.87%         0.87%
--------------------------------------------------------------------------------

1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.16% for both share classes, but which are permitted to be as high as 0.25% with respect to Class I shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 0.96% and 0.91% for Class I and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:


                                          1 YR       3 YRS     5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                    $89        $278      $482     $1,073
--------------------------------------------------------------------------------
Class IV                                    89         278       482      1,073
--------------------------------------------------------------------------------

4 | CORE EQUITY SERIES

SECTION 1 | Nationwide NVIT Mid Cap Growth Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In pursuing the Fund's objective, Fund management seeks "growth" companies that appear to be reasonably priced, using several of the following characteristics:

o consistent above-average earnings growth and superior forecasted growth versus the market;

o     financial stability and strength;

o     a healthy balance sheet;

o     strong competitive advantage within a company's industry;

o     positive investor sentiment;

o     relative market value and

o     strong management team.


The Fund may sell securities based on the following criteria:


o     change in company fundamentals;

o     cheaper attractive stocks become available or

o     financial strength and stability weaken.

While the Fund may also sell a security if its MARKET CAPITALIZATION exceeds that of its benchmark range, it is not required to sell solely because of that fact.

NFA has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

MID-CAP RISK - stocks of mid-sized companies may be more volatile and less liquid than larger company stocks.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

                                                          CORE EQUITY SERIES | 5

SECTION 1 | Nationwide NVIT Mid Cap Growth Fund Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS IV SHARES(1)
(YEARS ENDED DECEMBER 31)

                                   (BAR CHART)

 1997    1998    1999     2000    2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 21.2%    8.0%   16.0%    38.2%   -3.4%   -22.4%   38.8%   15.3%    9.8%    9.9%


BEST QUARTER:   21.2% - 4TH QTR. OF 2001
WORST QUARTER: -19.2% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                              1 YR        5 YRS         10 YRS
--------------------------------------------------------------------------------
Class I shares(2)                             9.91%        8.42%         11.75%
--------------------------------------------------------------------------------
Class II shares(2)                            9.65%        8.24%         11.28%
--------------------------------------------------------------------------------
Class III shares(2)                           9.93%        8.45%         11.77%
--------------------------------------------------------------------------------
Class IV shares                               9.93%        8.45%         11.77%
--------------------------------------------------------------------------------
Russell MidCap(R) Growth Index(3)            10.66%        8.22%          8.62%
--------------------------------------------------------------------------------

1 The Fund's predecessor, Market Street Mid Cap Growth Portfolio (the "MS Portfolio"), commenced operations on May 1, 1989. As of April 28, 2003, the Fund acquired all the assets, subject to stated liabilities of the MS Portfolio. As a result, the performance of the Fund was restated to reflect the previous performance of the MS Portfolio because the MS Portfolio was the survivor for performance purposes. The performance of the Fund prior to April 28, 2003 is no longer reflected when performance is presented for the Fund.

2 Returns until April 28, 2003 are based on the previous performance of the MS Portfolio which is the same as performance for the Class IV shares and which was achieved prior to the acquisition of the MS Portfolio's assets by the Fund and restatement of the performance of Class I, II, and III shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these shares would have produced during those periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than the returns of Class IV shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

3 The Russell Midcap(R) Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


6 | CORE EQUITY SERIES

SECTION 1 | Nationwide NVIT Mid Cap Growth Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                 N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                             N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.73%      0.73%       0.73%      0.73%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
Other Expenses(3)                       0.25%      0.25%       0.26%      0.25%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (BEFORE FEE WAIVERS/
EXPENSE REIMBURSEMENTS)                 0.98%      1.23%       0.99%      0.98%
--------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement                    N/A        N/A         N/A       0.03%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER FEE WAIVERS/
EXPENSE REIMBURSEMENTS)(4)              0.98%      1.23%       0.99%      0.95%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.15%, 0.15%, 0.16%, and 0.15% for Class I, Class II, Class III and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amounts of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 1.08 %, 1.33%, 1.08%, and 1.00% for Class I, Class II, Class III and Class IV shares, respectively.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.95% for Class IV shares until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                            1 YR     3 YRS     5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                     $100      $312      $542     $1,201
--------------------------------------------------------------------------------
Class II                                     125       390       676      1,489
--------------------------------------------------------------------------------
Class III                                    101       315       547      1,213
--------------------------------------------------------------------------------
Class IV                                      97       309       539      1,199
--------------------------------------------------------------------------------


                                                          CORE EQUITY SERIES | 7

SECTION 1 | NVIT Nationwide Fund Summary and Performance


OBJECTIVE

The Fund seeks TOTAL RETURN through a flexible combination of capital appreciation and current income.

PRINCIPAL STRATEGIES


The Fund invests primarily in COMMON STOCKS and other EQUITY SECURITIES, using a multi-disciplined approach which blends fundamental and QUANTITATIVE investment techniques. The Fund is composed of two SLEEVES, or portions: a fundamentally managed core equity sleeve and a quantitative managed core equity sleeve. The fundamental sleeve uses both bottom-up qualitative research as well as quantitative inputs in constructing a core portfolio; the quantitative sleeve seeks to add to the Fund's performance while moderating its risk versus the Fund's benchmark. The portfolio managers integrate these sleeves to produce an overall core equity style, which they may opportunistically "tilt" slightly either in the direction of a GROWTH STYLE or a VALUE STYLE, depending on market circumstances. The portfolio managers seek to invest in companies with one or more of the following characteristics:

o     above-average revenue growth;

o     above-average earnings growth;

o     consistent earnings growth and

o     attractive valuation.

In seeking total return, the portfolio managers seek returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks in which the Fund invests pay dividends, the portfolio managers anticipate that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.


The portfolio managers generally sell a company's securities if:


o     the share price increases significantly;

o     the earnings outlook becomes less attractive or

o     more favorable opportunities are identified.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

8 | CORE EQUITY SERIES

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES(1)
(YEARS ENDED DECEMBER 31)

  1997     1998   1999    2000    2001     2002    2003   2004    2005    2006
 ------------------------------------------------------------------------------
  29.4%    18.1%   6.9%   -2.1%  -11.8%   -17.4%   27.5%   9.8%    7.4%   13.6%


BEST QUARTER:   17.0% - 4TH QTR. OF 1998
WORST QUARTER: -19.0% - 3RD QTR. OF 2002


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                    1 YR     5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I shares(2)                                  13.63%     7.14%       7.13%
--------------------------------------------------------------------------------
Class II shares(3)                                 13.40%     6.93%       7.03%
--------------------------------------------------------------------------------
Class III shares(3)                                13.71%     7.20%       7.16%
--------------------------------------------------------------------------------
Class IV shares(3)                                 13.63%     7.15%       7.13%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                                15.79%     6.19%       8.42%
--------------------------------------------------------------------------------


1     The Fund commenced operations on November 8, 1982.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (July 11, 2002), Class III shares (May 6, 2002), and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes of shares invest in the same portfolio of securities. Performance returns for Class II shares have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares. These returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

4 The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                          CORE EQUITY SERIES | 9

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                 N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                             N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.57%      0.57%       0.57%      0.57%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
   Other Expenses(3)                    0.25%      0.24%       0.25%      0.25%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                0.82%      1.06%       0.82%      0.82%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.16% 0.15%, 0.16% and 0.16% for Class I, Class II, Class III and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 0.91%, 1.16%, 0.91% and 0.86% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                            1 YR    3 YRS    5 YRS       10 YRS
--------------------------------------------------------------------------------
Class I                                     $ 84     $262     $455       $1,014
--------------------------------------------------------------------------------
Class II                                     108      337      585        1,294
--------------------------------------------------------------------------------
Class III                                     84      262      455        1,014
--------------------------------------------------------------------------------
Class IV                                      84      262      455        1,014
--------------------------------------------------------------------------------


10 | CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.


EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $1.19 billion to $448.3 billion as of January 31, 2007.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $1.19 billion to $20.34 billion as of January 31, 2007.

QUANTITATIVE - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.


SLEEVE - represents the specific portion of a Fund that is managed according to a particular style.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.


                                                         CORE EQUITY SERIES | 11

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS - each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts
("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary
Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

FOREIGN SECURITIES RISK (NATIONWIDE NVIT GROWTH FUND AND NATIONWIDE NVIT MID CAP GROWTH FUND) - foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the stock market, the Fund's respective benchmark or other funds with similar investment objectives and strategies.

SMALL-CAP AND MID-CAP RISK - in general, stocks of small-cap and mid-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than lstocks of large-cap companies or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK - each Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


12 | CORE EQUITY SERIES

PORTFOLIO TURNOVER - each Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                         CORE EQUITY SERIES | 13

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania, 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Effective May 1, 2007, NFA has appointed NorthPointe Capital Management LLC ("NorthPointe") as subadviser to the Nationwide NVIT Mid Cap Growth Fund.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees of the Trust, NorthPointe, 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the Nationwide NVIT Mid Cap Growth Fund's subadviser and manages the Fund's assets in accordance with its investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe is a majority-owned indirect subsidiary of NWD Investment Management, Inc., which is an indirect wholly-owned subsidiary of Nationwide Corporation, and is an affiliate of NFA. Prior to May 1, 2007, the portfolio managers who managed the Fund did so on behalf of NFA, and the same portfolio managers continue to do so on behalf of NorthPointe as the Fund's subadviser. NFA pays NorthPointe from the management fee it receives.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement (and subadvisory agreement, if applicable) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets taking into account any applicable waivers, were as follows:

FUND                                                                       FEE
--------------------------------------------------------------------------------
Nationwide NVIT Growth Fund                                               0.60%
--------------------------------------------------------------------------------
Nationwide NVIT Mid Cap Growth Fund                                       0.73%
--------------------------------------------------------------------------------
NVIT Nationwide Fund                                                      0.57%
--------------------------------------------------------------------------------

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

With respect to the Nationwide NVIT Mid Cap Growth Fund, and in instances where NFA hires a subadviser, NFA performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


14 | CORE EQUITY SERIES

PORTFOLIO MANAGEMENT


NATIONWIDE NVIT GROWTH FUND

Christopher Baggini, CFA, senior portfolio manager, and Douglas Burtnick, CFA, portfolio manager, are responsible for the day-today management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined NFA in March 2000 and has managed the Fund since April 2000. Mr. Baggini also manages or co-manages the Nationwide Growth Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, and Nationwide NVIT U.S. Growth Leaders Fund.

Mr. Burtnick joined NFA in May 2002 and has managed the Fund since March 2003. Mr. Burtnick also manages or co-manages the Nationwide Growth Fund, Nationwide U.S. Growth Leaders Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide NVIT U.S. Growth Leaders Fund. Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide NVIT Global Financial Services Fund and Nationwide NVIT Global Health Sciences Fund.

NATIONWIDE NVIT MID CAP GROWTH FUND

Robert D. Glise, CFA, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Glise joined NorthPointe in April 2002 and has managed the Fund since October 2002.

NVIT NATIONWIDE FUND

Gary D. Haubold, lead portfolio manager, oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, co-portfolio manager, oversees the quantitative portion of the Fund Mr. Haubold and Mr. Cerniglia are responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined the Adviser in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. He has managed the Fund since September 2004. He currently also manages or co-manages the Nationwide Small Cap Leaders Fund, Nationwide Small Cap Fund, Nationwide Leaders Fund, NVIT Nationwide Leaders Fund and Nationwide Fund.

Mr. Cerniglia, CFA, an Assistant Portfolio Manager and Senior Quantitative Analyst, assumed portfolio co-management responsibilities for the Fund on April 12, 2006. Mr. Cerniglia joined NFA in September 2001 and has been responsible for developing and implementing quantitative investment strategies for NFA's equity funds.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds managed by the portfolio manager, if any.


                                                         CORE EQUITY SERIES | 15

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies, (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Class IV shares of the Funds will be sold to certain separate accounts of


o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")


to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003).


Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed


To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


16 | CORE EQUITY SERIES

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


                                                         CORE EQUITY SERIES | 17

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in Class III shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar-cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


18 | CORE EQUITY SERIES

DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.


REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.


                                                         CORE EQUITY SERIES | 19

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


20 | CORE EQUITY SERIES

SECTION 5 | Distributions and Taxes


DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                                         CORE EQUITY SERIES | 21

SECTION 6 | Nationwide NVIT Growth Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


-----------------------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES              DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Net
                                                      Realized and
SELECTED DATA                  Net Asset         Net    Unrealized
FOR EACH SHARE                    Value,  Investment         Gains  Total from         Net                    Net Asset
OF CAPITAL                     Beginning      Income   (Losses) on  Investment  Investment            Total  Value, End    Total
OUTSTANDING                    of Period      (Loss)   Investments  Activities      Income    Distributions   of Period   Return
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002      $10.55          --         (3.03)      (3.03)         --              --       $ 7.52  (28.72%)
Year Ended December 31, 2003      $ 7.52        0.01          2.45        2.46          --(d)           --       $ 9.98   32.74%
Year Ended December 31, 2004      $ 9.98        0.02          0.79        0.81       (0.03)          (0.03)      $10.76    8.16%
Year Ended December 31, 2005      $10.76        0.01          0.69        0.70       (0.01)          (0.01)      $11.45    6.50%
Year Ended December 31, 2006      $11.45        0.01          0.70        0.71       (0.01)          (0.01)      $12.15    6.17%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (c)                   $ 7.90          --          2.08        2.08          --(d)           --       $ 9.98   26.37%(e)
Year Ended December 31, 2004      $ 9.98        0.02          0.79        0.81       (0.03)          (0.03)      $10.76    8.16%
Year Ended December 31, 2005      $10.76        0.01          0.69        0.70       (0.01)          (0.01)      $11.45    6.50%
Year Ended December 31, 2006      $11.45        0.01          0.70        0.71       (0.01)          (0.01)      $12.15    6.17%

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Ratio of Net
                                                                                  Ratio of      Investment
                                                                                  Expenses   Income (Loss)
                                                                Ratio of Net     (Prior to       (Prior to
SELECTED DATA                         Net Assets    Ratio of      Investment    Reimburse-      Reimburse-
FOR EACH SHARE                            at End    Expenses   Income (Loss)     ments) to       ments) to
OF CAPITAL                             of Period  to Average      to Average   Average Net     Average Net      Portfolio
OUTSTANDING                               (000s)  Net Assets      Net Assets    Assets (a)      Assets (a)   Turnover (b)
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $201,689       0.85%          (0.03%)         0.85%         (0.03%)       231.69%
Year Ended December 31, 2003            $244,671       0.84%           0.09%            (g)             (g)       293.58%
Year Ended December 31, 2004            $224,301       0.85%           0.26%            (g)             (g)       282.41%
Year Ended December 31, 2005            $199,446       0.87%           0.05%            (g)             (g)       275.31%
Year Ended December 31, 2006            $171,610       0.87%           0.04%            (g)             (g)       294.57%
-------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (c)      $ 34,090       0.84%(f)        0.10%(f)         (g)             (g)       293.58%
Year Ended December 31, 2004            $ 38,067       0.85%           0.27%            (g)             (g)       282.41%
Year Ended December 31, 2005            $ 36,209       0.87%           0.05%            (g)             (g)       275.31%
Year Ended December 31, 2006            $ 33,939       0.87%           0.05%            (g)             (g)       294.57%
-------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d)   The amount is less than $0.005 per share.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.


22 | CORE EQUITY SERIES

SECTION 6 | Nationwide NVIT Mid Cap Growth Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                     INVESTMENT ACTIVITIES                  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                         Net
                                                Realized and
SELECTED DATA           Net Asset         Net     Unrealized                                                              Net Assets
FOR EACH SHARE             Value,  Investment          Gains  Total from       Net                  Net Asset                 at End
OF CAPITAL              Beginning      Income    (Losses) on  Investment  Realized          Total  Value, End    Total     of Period
OUTSTANDING             of Period      (Loss)    Investments  Activities     Gains  Distributions   of Period   Return        (000s)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December
   31, 2003 (c)            $16.53      (0.07)           4.99        4.92        --            --       $21.45   29.76%(e)   $137,837
Year Ended December
   31, 2004                $21.45      (0.11)           3.40        3.29        --            --       $24.74   15.34%      $149,324
Year Ended December
   31, 2005                $24.74      (0.13)           2.54        2.41        --            --       $27.15    9.74%      $134,094
Year Ended December
   31, 2006                $27.15         --(h)         2.69        2.69        --            --       $29.84    9.91%      $124,091
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2003 (c)            $16.77      (0.03)           4.69        4.66        --            --       $21.43   27.79%(e)   $  2,388
Year Ended December
   31, 2004                $21.43      (0.09)           3.35        3.26        --            --       $24.69   15.21%      $ 14,256
Year Ended December
   31, 2005                $24.69      (0.11)           2.48        2.37        --            --       $27.06    9.60%      $ 26,825
Year Ended December
   31, 2006                $27.06      (0.06)           2.67        2.61        --            --       $29.67    9.65%      $125,647
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2003 (c)            $16.53      (0.03)           4.98        4.95        --            --       $21.48   29.95%(e)   $    628
Year Ended December
   31, 2004                $21.48      (0.10)           3.39        3.29        --            --       $24.77   15.32%      $  1,190
Year Ended December
   31, 2005                $24.77      (0.11)           2.52        2.41        --            --       $27.18    9.73%      $  1,392
Year Ended December
   31, 2006                $27.18         --(h)         2.70        2.70        --            --       $29.88    9.93%      $  1,325
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December
   31, 2002                $20.01      (0.11)          (4.35)      (4.46)    (0.09)        (0.09)      $15.46  (22.38%)     $ 70,669
Year Ended December
   31, 2003 (d)            $15.46      (0.10)           6.10        6.00        --            --       $21.46   38.81%      $ 89,413
Year Ended December
   31, 2004                $21.46      (0.11)           3.40        3.29        --            --       $24.75   15.33%      $ 95,854
Year Ended December
   31, 2005                $24.75      (0.11)           2.54        2.43        --            --       $27.18    9.82%      $ 95,257
Year Ended December
   31, 2006                $27.18       0.01            2.69        2.70        --            --       $29.88    9.93%      $ 92,707
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
                                                                                   Ratio of Net
                                                        Ratio         Ratio of       Investment
                                                       of Net         Expenses    Income (Loss)
                                                   Investment        (Prior to        (Prior to
SELECTED DATA                         Ratio of         Income       Reimburse-       Reimburse-
FOR EACH SHARE                        Expenses      (Loss) to        ments) to        ments) to
OF CAPITAL                          to Average        Average      Average Net      Average Net       Portfolio
OUTSTANDING                         Net Assets     Net Assets       Assets (a)       Assets (a)    Turnover (b)
----------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended December 31, 2003 (c)       0.98%(f)       (0.49%)(f)          (g)              (g)         109.73%
Year Ended December 31, 2004             0.98%          (0.51%)             (g)              (g)          90.14%
Year Ended December 31, 2005             1.01%          (0.48%)             (g)              (g)          56.01%
Year Ended December 31, 2006             0.98%           0.00%              (g)              (g)          65.88%
----------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2003 (c)       1.17%(f)       (0.64%)(f)          (g)              (g)         109.73%
Year Ended December 31, 2004             1.08%          (0.61%)             (g)              (g)          90.14%
Year Ended December 31, 2005             1.16%          (0.63%)             (g)              (g)          56.01%
Year Ended December 31, 2006             1.23%          (0.37%)             (g)              (g)          65.88%
----------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2003 (c)       0.98%(f)       (0.48%)(f)          (g)              (g)         109.73%
Year Ended December 31, 2004             0.98%          (0.50%)             (g)              (g)          90.14%
Year Ended December 31, 2005             1.01%          (0.48%)             (g)              (g)          56.01%
Year Ended December 31, 2006             0.99%          (0.01%)             (g)              (g)          65.88%
----------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Year Ended December 31, 2002             0.95%          (0.61%)           1.00%           (0.66%)         64.00%
Year Ended December 31, 2003 (d)         0.95%          (0.51%)           1.02%           (0.58%)        109.73%
Year Ended December 31, 2004             0.95%          (0.48%)           0.98%           (0.51%)         90.14%
Year Ended December 31, 2005             0.95%          (0.42%)           1.01%           (0.48%)         56.01%
Year Ended December 31, 2006             0.95%           0.03%            0.98%            0.02%          65.88%
----------------------------------------------------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(d) The Gartmore Mid Cap Growth Fund retained the financial history of the Market Street Mid Cap Growth Fund and the existing shares of the Fund were designated Class IV shares.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.


(h)   Amount is less than $0.005

                                                         CORE EQUITY SERIES | 23

SECTION 6 | NVIT Nationwide Fund Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT ACTIVITIES                DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                Net
                                                       Realized and
SELECTED DATA                    Net Asset         Net   Unrealized
FOR EACH SHARE                      Value,  Investment        Gains  Total from         Net                  Net Asset
OF CAPITAL                       Beginning      Income  (Losses) on  Investment  Investment          Total  Value, End     Total
OUTSTANDING                      of Period      (Loss)  Investments  Activities      Income  Distributions   of Period    Return
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002        $ 9.89        0.08        (1.79)      (1.71)     (0.08)         (0.08)      $ 8.10   (17.35%)
Year Ended December 31, 2003        $ 8.10        0.08         2.14        2.22      (0.05)         (0.05)      $10.27    27.51%
Year Ended December 31, 2004        $10.27        0.12         0.88        1.00      (0.14)         (0.14)      $11.13     9.75%
Year Ended December 31, 2005        $11.13        0.10         0.72        0.82      (0.10)         (0.10)      $11.85     7.44%
Year Ended December 31, 2006        $11.85        0.14         1.47        1.61      (0.14)         (0.14)      $13.32    13.63%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2002 (c)                     $ 8.68        0.04        (0.57)      (0.53)     (0.05)         (0.05)      $ 8.10    (6.14%)(f)
Year Ended December 31, 2003        $ 8.10        0.05         2.15        2.20      (0.04)         (0.04)      $10.26    27.23%
Year Ended December 31, 2004        $10.26        0.08         0.89        0.97      (0.11)         (0.11)      $11.12     9.53%
Year Ended December 31, 2005        $11.12        0.07         0.71        0.78      (0.08)         (0.08)      $11.82     7.04%
Year Ended December 31, 2006        $11.82        0.10         1.48        1.58      (0.12)         (0.12)      $13.28    13.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2002 (d)                     $ 9.78        0.05        (1.65)      (1.60)     (0.07)         (0.07)      $ 8.11   (16.38%)(f)
Year Ended December 31, 2003        $ 8.11        0.09         2.13        2.22      (0.05)         (0.05)      $10.28    27.48%
Year Ended December 31, 2004        $10.28        0.11         0.89        1.00      (0.13)         (0.13)      $11.15     9.84%
Year Ended December 31, 2005        $11.15        0.09         0.73        0.82      (0.11)         (0.11)      $11.86     7.35%
Year Ended December 31, 2006        $11.86        0.13         1.49        1.62      (0.14)         (0.14)      $13.34    13.71%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (e)                     $ 8.30        0.05         1.95        2.00      (0.03)         (0.03)      $10.27    24.17%(f)
Year Ended December 31, 2004        $10.27        0.12         0.88        1.00      (0.14)         (0.14)      $11.13     9.75%
Year Ended December 31, 2005        $11.13        0.10         0.72        0.82      (0.10)         (0.10)      $11.85     7.44%
Year Ended December 31, 2006        $11.85        0.14         1.47        1.61      (0.14)         (0.14)      $13.32    13.63%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Ratio of Net
                                                                           Ratio      Ratio of        Investment
                                                                          of Net      Expenses     Income (Loss)
                                                                      Investment     (Prior to         (Prior to
SELECTED DATA                           Net Assets      Ratio of          Income    Reimburse-        Reimburse-
FOR EACH SHARE                              at End      Expenses       (Loss) to     ments) to         ments) to
OF CAPITAL                               of Period    to Average         Average   Average Net       Average Net         Portfolio
OUTSTANDING                                 (000s)    Net Assets      Net Assets    Assets (a)        Assets (a)      Turnover (b)
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $1,252,686         0.83%           0.84%         0.84%             0.83%            33.25%
Year Ended December 31, 2003            $1,459,917         0.83%           0.83%           (h)               (h)           129.01%
Year Ended December 31, 2004            $1,402,753         0.83%           1.07%           (h)               (h)           131.43%
Year Ended December 31, 2005            $1,506,358         0.83%           0.88%           (h)               (h)           179.84%
Year Ended December 31, 2006            $1,484,346         0.82%           1.08%           (h)               (h)           222.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)      $      765         1.07%(g)        1.03%(g)        (h)               (h)            33.25%
Year Ended December 31, 2003            $    5,570         1.08%           0.60%           (h)               (h)           129.01%
Year Ended December 31, 2004            $   11,210         1.08%           0.95%           (h)               (h)           131.43%
Year Ended December 31, 2005            $   24,550         1.08%           0.66%           (h)               (h)           179.84%
Year Ended December 31, 2006            $  187,747         1.06%           0.88%           (h)               (h)           222.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)      $      399         0.72%(g)        1.07%(g)        (h)               (h)            33.25%
Year Ended December 31, 2003            $      870         0.83%           0.83%           (h)               (h)           129.01%
Year Ended December 31, 2004            $      847         0.83%           1.05%           (h)               (h)           131.43%
Year Ended December 31, 2005            $    1,595         0.83%           0.86%           (h)               (h)           179.84%
Year Ended December 31, 2006            $    1,781         0.82%           1.02%           (h)               (h)           222.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (e)      $  169,690         0.83%(g)        0.85%(g)        (h)               (h)           129.01%
Year Ended December 31, 2004            $  167,051         0.83%           1.06%           (h)               (h)           131.43%
Year Ended December 31, 2005            $  162,547         0.83%           0.86%           (h)               (h)           179.84%
Year Ended December 31, 2006            $  166,542         0.82%           1.09%           (h)               (h)           222.16%
----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from July 11, 2002 (commencement of operations) through December 31, 2002.

(d) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(e) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(f)   Not annualized.

(g)   Annualized.


(h)   There were no fee waivers/reimbursements during the period.


24 | CORE EQUITY SERIES

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP


1200 River Road, Suite 1000
Conshohocken, PA 19428

                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                                  PR-NCEQ [5/07]

NATIONWIDE Variable Insurance Trust

CORE FIXED Income Series

NVIT Enhanced Income Fund
Nationwide NVIT Government Bond Fund
Nationwide NVIT Money Market Fund
Nationwide NVIT Money Market Fund II


Fund PROSPECTUS


May 1, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

WWW.NATIONWIDEFUNDS.COM


                                              [NATIONWIDE LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


      3     SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            NVIT Enhanced Income Fund
            Nationwide NVIT Government Bond Fund
            Nationwide NVIT Money Market Fund
            Nationwide NVIT Money Market Fund II
            Key Terms

      14    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment Techniques and Risks

      16    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadviser
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      18    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading
            Distribution and Services Plans
            Revenue Sharing

      23    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      24    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                    CORE FIXED INCOME SERIES | 1

Nationwide NVIT Core Fixed Income Series


INTRODUCTION TO THE CORE FIXED INCOME SERIES


This prospectus provides information about four funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

NVIT Enhanced Income Fund
Nationwide NVIT Government Bond Fund
Nationwide NVIT Money Market
Fund Nationwide NVIT Money Market Fund II


These Funds are primarily intended:

o to help investors seek current income through investments in various government, corporate and short-term debt securities


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:


o     NVIT Enhanced Income Fund - Class ID, Class II and Class VII.

o Nationwide NVIT Government Bond Fund - Class ID, Class I, Class II, Class III, Class IV and Class V. The Fund does not currently offer Class ID and Class V shares.

o     Nationwide NVIT Money Market Fund - Class ID, Class I, Class IV and Class
      V. The Fund does not currently offer Class II and Class III shares.

o Nationwide NVIT Money Market Fund II - shares are offered without any class designation.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with Nationwide Funds: Choosing a Share Class.

The Nationwide NVIT Money Market Fund II is intended for use as an investment option under variable insurance contracts sold to variable contract holders seeking short-term liquidity. As a result, there is no monitoring of the Fund to detect or deter active trading. Variable contract holders choosing this Fund as an investment option should be aware that the Fund may incur additional transaction costs and its performance and ability to achieve its investment objective may be negatively affected by active trading of the Fund's shares.

Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, "Fund Management - Multi-Manager Structure" for more information.

KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 13.


2 | CORE FIXED INCOME SERIES

SECTION 1 | NVIT Enhanced Income Fund Summary and Performance


OBJECTIVE

The Fund seeks a high level of income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in high-grade CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable basis.


In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others that they believe will better serve the objectives of the Fund.

The Fund is managed so that its DURATION will be between six months and one year, and will not exceed two years, and the Fund may enter into certain DERIVATIVE contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

EVENT RISK - corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, event risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed income securities and small changes in interest rates can quickly reduce the value of these securities.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


Performance information is not provided because the Fund had not completed one full calendar year of operations as of the date of this prospectus.


                                                    CORE FIXED INCOME SERIES | 3

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:

SHAREHOLDER FEES (PAID DIRECTLY            CLASS ID    CLASS II     CLASS VII
FROM YOUR INVESTMENT)(1)                     SHARES      SHARES        SHARES
-------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed)                            None        None          None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                        0.35%       0.35%         0.35%
-------------------------------------------------------------------------------
Distribution and/
or Service (12b-1) Fees                        None        0.25%         0.40%
-------------------------------------------------------------------------------
Other Expenses(2)                              0.11%       0.21%         0.36%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(3)                          0.46%       0.81%         1.11%
-------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursements(4)                      0.01%       0.01%         0.01%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                                0.45%       0.80%         1.10%
-------------------------------------------------------------------------------

1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.10% and 0.25% for Class II and Class VII shares, respectively, and which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees for Class II shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class II shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees was charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.95% for Class II shares. Class ID shares do not pay an administrative services fee.

3     Expenses are estimated based on the Fund's projected net assets for 2007.

4 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.45% for all share classes until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                          1 YR            3 YRS
--------------------------------------------------------------------------------
Class ID                                                   $ 46            $147
--------------------------------------------------------------------------------
Class II                                                     82             258
--------------------------------------------------------------------------------
Class VII                                                   112             352
--------------------------------------------------------------------------------


4 | CORE FIXED INCOME SERIES

SECTION 1 | Nationwide NVIT Government Bond Fund Summary and Performance


OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's management seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

                                                    CORE FIXED INCOME SERIES | 5

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Please call 800-848-6311 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

   1997    1998     1999    2000    2001    2002   2003   2004   2005    2006
-------------------------------------------------------------------------------
    9.7%    8.9%    -2.4%   12.5%    7.3%   11.0%   2.0%   3.3%   3.3%    3.3%

BEST QUARTER:   5.6% - 3RD QTR. OF 2002
WORST QUARTER: -2.5% - 2ND QTR. OF 2004


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                               1 YR       5 YRS       10 YRS(1)
--------------------------------------------------------------------------------
Class I shares(1)                              3.34%       4.52%        5.79%
--------------------------------------------------------------------------------
Class II shares(2)                             3.00%       4.24%        5.28%
--------------------------------------------------------------------------------
Class III shares(2)                            3.35%       4.53%        5.80%
--------------------------------------------------------------------------------
Class IV shares(2)                             3.34%       4.51%        5.79%
--------------------------------------------------------------------------------
Merrill Lynch
Government Master Index(3)                     3.48%       4.59%        5.98%
--------------------------------------------------------------------------------


1 The previously existing shares of the Fund were designated Class I shares as of May 1, 2001.


2 Returns until the creation of Class II shares (July 8, 2002), Class III shares (May 20, 2002), and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III, and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees for more information.

3 The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


6 | CORE FIXED INCOME SERIES

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                 N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                             N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.48%      0.48%       0.48%      0.48%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
Other Expenses(3)                       0.25%      0.25%       0.24%      0.25%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      0.73%      0.98%       0.72%      0.73%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.16%, 0.16%, 0.15% and 0.16% for Class I, Class II, Class III and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 0.82%, 1.07%, 0.82% and 0.77% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class III shares of the Fund, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                             1 YR    3 YRS    5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I                                      $ 75    $ 233    $ 406      $  906
--------------------------------------------------------------------------------
Class II                                      100      312      542       1,201
--------------------------------------------------------------------------------
Class III                                      74      230      401         894
--------------------------------------------------------------------------------
Class IV                                       75      233      406         906
--------------------------------------------------------------------------------


                                                    CORE FIXED INCOME SERIES | 7

SECTION 1 | Nationwide NVIT Money Market Fund Summary and Performance


OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES


The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations;

o     ASSET-BACKED SECURITIES comprised of commercial paper;

o     U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES;

o     obligations of foreign governments;

o     commercial paper issued by states and municipalities and

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.


All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.


The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less.


Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.


There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.


OBLIGATIONS OF FOREIGN GOVERNMENTS - certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund's investments goes down, you may lose money.


8 | CORE FIXED INCOME SERIES

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

Please call 800-848-6311 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

   1997    1998     1999   2000    2001   2002   2003    2004   2005    2006
------------------------------------------------------------------------------
    5.3%    5.3%     4.8%   6.0%    3.6%   1.2%   0.6%    0.8%   2.7%    4.5%


BEST QUARTER:  1.6% - 4TH QTR. OF 2000
WORST QUARTER: 0.1% - 3RD QTR. OF 2003


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                1 YR       5 YRS        10 YRS
--------------------------------------------------------------------------------
Class I shares(1)                               4.53%       1.96%         3.47%
--------------------------------------------------------------------------------
Class IV shares(2)                              4.67%       2.06%         3.52%
--------------------------------------------------------------------------------
Class V shares(2)                               4.61%       2.03%         3.50%
--------------------------------------------------------------------------------
Class ID shares(2)                              4.63%       1.98%         3.48%
--------------------------------------------------------------------------------


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


2 Returns until the creation of Class IV shares (April 28, 2003), Class V shares (October 21, 2002), and Class ID shares (May 1, 2006) are based on the previous performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, the prior performance is similar to what Class IV, Class V, and Class ID shares would have produced because all classes of shares invest in the same portfolio of securities. The performance prior to the creation of Class IV shares, Class V shares, and Class ID shares has not been adjusted to reflect any lower expenses.


                                                    CORE FIXED INCOME SERIES | 9

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.


                                       CLASS I   CLASS IV   CLASS V   CLASS ID
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                   N/A        N/A       N/A        N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                        0.39%      0.39%     0.39%      0.39%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                           None       None      None       None
--------------------------------------------------------------------------------
   Other Expenses(2)                      0.25%      0.24%     0.17%      0.09%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  0.64%      0.63%     0.56%      0.48%
--------------------------------------------------------------------------------
Amount of Fee Waiver /
Expense Reimbursement                     None       0.13%     None       None
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER FEE WAIVERS/
EXPENSE REIMBURSEMENTS)(3)                0.64%      0.50%     0.56%      0.48%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.16%, 0.15% and 0.08% for Class I, Class IV and Class V shares, respectively, but which are permitted to be as high as 0.25%, 0.20% and 0.10%, respectively. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amounts permitted. If the full amounts of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.73%, 0.55% and 0.58% for Class I, Class IV, and Class V shares, respectively. Class ID shares do not pay an administrative services fee.

3 The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.50% for Class IV shares until at least May 1, 2008. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class I                                           $ 65   $ 205   $ 357   $  798
--------------------------------------------------------------------------------
Class IV                                            51     189     338      774
--------------------------------------------------------------------------------
Class V                                             57     179     313      701
--------------------------------------------------------------------------------
Class ID                                            49     154     269      604
--------------------------------------------------------------------------------


10 | CORE FIXED INCOME SERIES

SECTION 1 | Nationwide NVIT Money Market Fund II Summary and Performance


OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES


The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations;

o     ASSET-BACKED SECURITIES comprised of commercial paper;

o     U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES;

o     obligations of foreign governments;

o     commercial paper issued by states and municipalities and

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.


All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. Because the Fund may be subject to short-term trading by contract holders, typically, the Fund's dollar-weighted average MATURITY will be 15 days or less. Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, especially those caused by active trading of contract holders, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.


There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND IS INTENDED FOR USE AS AN INVESTMENT OPTION OFFERED TO VARIABLE INSURANCE CONTRACT HOLDERS WHO WISH TO ENGAGE IN SHORT-TERM TRADING. THEREFORE, THE FUND MAY HAVE HIGHER FEES AND/OR ADDITIONAL TRANSACTION COSTS, AND LOWER YIELDS, THAN OTHER MONEY MARKET FUND OPTIONS AVAILABLE TO VARIABLE INSURANCE CONTRACT HOLDERS WHO DO NOT SEEK TO ENGAGE IN SHORT-TERM TRADING.


Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated instruments.


PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

OBLIGATIONS OF FOREIGN GOVERNMENTS - certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund's investments goes down, you may lose money.

                                                   CORE FIXED INCOME SERIES | 11

SECTION 1 | Nationwide NVIT Money Market Fund II Summary and Performance (CONT.)


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


Please call 800-848-6311 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                         2002   2003   2004   2005   2006
                       ------------------------------------
                          0.7%   0.2%   0.4%   2.3%   4.1%

BEST QUARTER:  1.1% - 3RD  QTR. OF 2006
WORST QUARTER: 0.0% - 1ST  QTR. OF 2004

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                   1 YR   5 YRS   INCEPTION(1)
--------------------------------------------------------------------------------
Nationwide NVIT Money Market Fund II               4.11%   1.52%          1.50%
--------------------------------------------------------------------------------


(1)   The Fund commenced operations on October 2, 2001.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)(1)                   N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage of amount redeemed)                N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                                        0.50%
--------------------------------------------------------------------------------
   Distribution and/or Service (12b-1) Fees                               0.25%
--------------------------------------------------------------------------------
   Other Expenses(2)                                                      0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.01%
--------------------------------------------------------------------------------

1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 "Other Expenses" include administrative services fees which currently are 0.16% but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees was charged, total operating expenses would be 1.10%.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                                  1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Nationwide NVIT Money Market Fund II              $103    $322    $558   $1,236
--------------------------------------------------------------------------------


12 | CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and is acquired at either a discount or is interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.


DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


INVESTMENT-GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                   CORE FIXED INCOME SERIES | 13

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


ASSET-BACKED SECURITIES - like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments.

DERIVATIVES RISK (NVIT Enhanced Income Fund) -- a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of a company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

FLOATING- AND VARIABLE-RATE SECURITIES - securities that do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk". When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk".


Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


REPURCHASE AGREEMENTS - when entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

SECURITIES LENDING - each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.


14 | CORE FIXED INCOME SERIES

SELECTION RISK - each Fund's portfolio manager may select securities that underperform the Fund's respective benchmark or other funds with similar investment objectives and strategies.

TEMPORARY INVESTMENTS (NATIONWIDE NVIT GOVERNMENT BOND FUND AND NVIT ENHANCED INCOME FUND) - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest in directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.


U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


ZERO COUPON BONDS (NATIONWIDE NVIT GOVERNMENT BOND FUND AND NVIT ENHANCED INCOME
FUND) - these securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                   CORE FIXED INCOME SERIES | 15

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania, 19428, is the investment adviser to the Funds. NFA manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Effective May 1, 2007, NFA is the investment adviser to the NVIT Enhanced Income Fund, and NFA has appointed Morley Capital Management, Inc. (formerly Gartmore Morley Capital Management, Inc.) ("Morley") as subadviser to the Fund. Prior to May 1, 2007, Morley was the investment adviser to the Fund.

SUBADVISER

Subject to the supervision of the Adviser and the Board of Trustees of the Trust, Morley, 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, is the NVIT Enhanced Income Fund's subadviser and manages the Fund's assets in accordance with its investment objective and strategies. Morley makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. Morley is a wholly-owned subsidiary of Morley Financial Services, Inc. and is an affiliate of NFA. Prior to May 1, 2007, Morley was the NVIT Enhanced Income Fund's investment adviser. The portfolio managers who managed the Fund on behalf of Morley when it was the Fund's investment adviser continue to do so on behalf of Morley as the Fund's subadviser. NFA pays Morley from the management fee it receives.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The total management fees paid by each Fund listed below for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
Nationwide NVIT Government Bond Fund                                      0.48%
--------------------------------------------------------------------------------
Nationwide NVIT Money Market Fund                                         0.39%
--------------------------------------------------------------------------------
Nationwide NVIT Money Market Fund II                                      0.50%
--------------------------------------------------------------------------------

The management fee rate for the NVIT Enhanced Income Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

FUND                                                            ASSETS     FEE
--------------------------------------------------------------------------------
NVIT Enhanced Income Fund*                       $0 up to $500 million    0.35%
--------------------------------------------------------------------------------
                                         $500 million up to $1 billion    0.34%
--------------------------------------------------------------------------------
                                           $1 billion up to $3 billion   0.325%
--------------------------------------------------------------------------------
                                           $3 billion up to $5 billion    0.30%
--------------------------------------------------------------------------------
                                          $5 billion up to $10 billion   0.285%
--------------------------------------------------------------------------------
                                                  $10 billion and more   0.275%
--------------------------------------------------------------------------------

* The Fund had not commenced operations as of the fiscal year ended December 31, 2006.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement (and subadvisory agreement, if applicable) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MULTI-MANAGER STRUCTURE

NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

In instances where NFA hires a subadviser, NFA performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subad-viser or Fund will obtain favorable results at any given time.


16 | CORE FIXED INCOME SERIES

PORTFOLIO MANAGEMENT


NVIT ENHANCED INCOME FUND

Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Ms. Phillips joined Morley in 1999. She has 16 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis. Ms. Phillips also co-manages the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund.

Mr. Johnston joined Morley in 2000. He has seven years of experience in finance and investments. Mr. Johnston also co-manages the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund.

NATIONWIDE NVIT GOVERNMENT BOND FUND

Gary R. Hunt, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has managed the Fund since 1997. He currently also manages the Nationwide Government Bond Fund and an offshore U.S. government bond fund. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency, and Agency Mortgage Backed sectors for Nationwide.

NATIONWIDE NVIT MONEY MARKET FUND
NATIONWIDE NVIT MONEY MARKET FUND II

Karen G. Mader, portfolio manager, is responsible for the day-today management of the Funds, including the selection of each Fund's investments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                   CORE FIXED INCOME SERIES | 17

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares of the Nationwide NVIT Government Bond Fund may be subject to a short-term trading fee as described below. Class ID shares are primarily sold to other registered investment companies that operate as "funds-of-funds," such as the Nationwide NVIT Investor Destinations Funds. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II and Class VII shares.

Class IV shares of the Nationwide NVIT Money Market Fund will be sold to certain separate accounts of:


o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")


to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares of the Nationwide NVIT Money Market Fund are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance ("COLI") contracts. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments from one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. For the NVIT Enhanced Income Fund and Nationwide NVIT Government Bond Fund, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares.

In calculating the NAV for the Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II, the Fund's securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 of the Investment Company Act of 1940.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.


The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed


To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


18 | CORE FIXED INCOME SERIES

FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures for the NVIT Enhanced Income Fund and Nationwide NVIT Government Bond Fund provide that a Fund's assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES


Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, the NVIT Enhanced Income Fund, Nationwide NVIT Government Bond Fund and Nationwide NVIT Money Market Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.


                                                   CORE FIXED INCOME SERIES | 19

EXCESSIVE OR SHORT-TERM TRADING

NVIT ENHANCED INCOME FUND, NATIONWIDE NVIT GOVERNMENT BOND FUND AND NATIONWIDE NVIT MONEY MARKET FUND

The NVIT Enhanced Income Fund, Nationwide NVIT Government Bond Fund and Nationwide NVIT Money Market Fund seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Nationwide NVIT Government Bond Fund were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.

MONITORING OF TRADING ACTIVITY

NVIT ENHANCED INCOME FUND, NATIONWIDE NVIT GOVERNMENT BOND FUND AND NATIONWIDE NVIT MONEY MARKET FUND

It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


NVIT ENHANCED INCOME FUND, NATIONWIDE NVIT GOVERNMENT BOND FUND AND NATIONWIDE NVIT MONEY MARKET FUND

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


20 | CORE FIXED INCOME SERIES

SHORT-TERM TRADING

NVIT ENHANCED INCOME FUND AND NATIONWIDE NVIT GOVERNMENT BOND FUND

Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in Class III shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in a Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short-term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:


o scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;


o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

SHORT-TERM TRADING

NATIONWIDE NVIT MONEY MARKET FUND II

The Nationwide NVIT Money Market Fund II accommodates short-term trading (often described as "market timing"). You should be aware however that frequent exchanges into and out of the Fund or frequent redemptions and repurchases of shares of the Fund by you or other shareholders of the Fund, within a short time period, may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. The Board of Trustees of the Trust has adopted and implemented policies and procedures to discourage, detect, and prevent short-term trading in all funds in the Trust except the Nationwide NVIT Money Market Fund II. Although the Nationwide NVIT Money Market Fund II was established specifically to accommodate short-term trading, you should be aware of the procedures the Board has adopted for all of the other Funds as you exchange into one of these Funds. Those Funds are described in the applicable prospectus for each such Fund.

DISTRIBUTION AND SERVICES PLANS


BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class VII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II or Class VII shares.


ADMINISTRATIVE SERVICES PLAN


In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I, Class II, Class III and Class VII shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class ID shares do not pay 12b-1 fees or administrative services fees.


                                                   CORE FIXED INCOME SERIES | 21

REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable insurance contracts or


o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.


These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Distributor and other affiliates of NFA;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts and

o insurance companies that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary, or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide (an affiliate of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.


22 | CORE FIXED INCOME SERIES

SECTION 5 | Distributions and Taxes


DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. The Funds intend to calculate income dividends daily and pay income dividends to you monthly. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.


                                                   CORE FIXED INCOME SERIES | 23

SECTION 6 | Nationwide NVIT Government Bond Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. The NVIT Enhanced Income Fund had not commenced operations as of December 31, 2006 and, therefore, there is no historical information to report. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


-----------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                        DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Net
                                                                 Realized and
SELECTED DATA                           Net Asset          Net     Unrealized
FOR EACH SHARE                             Value,   Investment          Gains   Total from          Net        Net
OF CAPITAL                           Beginning of       Income    (Losses) on   Investment   Investment   Realized           Total
OUTSTANDING                                Period       (Loss)    Investments   Activities       Income      Gains   Distributions
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002               $11.66         0.53           0.72         1.25        (0.53)     (0.10)          (0.63)
Year Ended December 31, 2003 (c)           $12.28         0.50          (0.25)        0.25        (0.38)     (0.02)          (0.40)
Year Ended December 31, 2004               $12.13         0.47          (0.08)        0.39        (0.66)     (0.24)          (0.90)
Year Ended December 31, 2005               $11.62         0.43          (0.06)        0.37        (0.43)     (0.02)          (0.45)
Year Ended December 31, 2006               $11.54         0.48          (0.11)        0.37        (0.47)     (0.09)          (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (d)         $11.88         0.18           0.55         0.73        (0.26)     (0.09)          (0.35)
Year Ended December 31, 2003 (c)           $12.26         0.47          (0.25)        0.22        (0.36)     (0.02)          (0.38)
Year Ended December 31, 2004               $12.10         0.44          (0.08)        0.36        (0.63)     (0.24)          (0.87)
Year Ended December 31, 2005               $11.59         0.40          (0.06)        0.34        (0.40)     (0.02)          (0.42)
Year Ended December 31, 2006               $11.51         0.45          (0.11)        0.34        (0.44)     (0.09)          (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (e)         $11.75         0.36           0.67         1.03        (0.41)     (0.10)          (0.51)
Year Ended December 31, 2003 (c)           $12.27         0.50          (0.24)        0.26        (0.37)     (0.02)          (0.39)
Year Ended December 31, 2004 (c)           $12.14         0.46          (0.07)        0.39        (0.66)     (0.24)          (0.90)
Year Ended December 31, 2005               $11.63         0.40          (0.04)        0.36        (0.43)     (0.02)          (0.45)
Year Ended December 31, 2006               $11.54         0.47          (0.10)        0.37        (0.47)     (0.09)          (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (f)         $12.29         0.34          (0.24)        0.10        (0.26)        --           (0.26)
Year Ended December 31, 2004               $12.13         0.46          (0.07)        0.39        (0.66)     (0.24)          (0.90)
Year Ended December 31, 2005               $11.62         0.43          (0.07)        0.36        (0.43)     (0.02)          (0.45)
Year Ended December 31, 2006               $11.53         0.48          (0.10)        0.38        (0.47)     (0.09)          (0.56)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                             Ratio        Ratio of       Investment
                                                                            of Net        Expenses    Income (Loss)
                                                                        Investment       (Prior to        (Prior to
SELECTED DATA          Net Asset             Net Assets    Ratio of         Income      Reimburse-       Reimburse-
FOR EACH SHARE            Value,                 at End    Expenses      (Loss) to       ments) to        ments) to
OF CAPITAL                End of   Total      of Period  to Average        Average     Average Net      Average Net       Portfolio
OUTSTANDING               Period  Return         (000s)  Net Assets     Net Assets      Assets (a)       Assets (a)    Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002               $12.28   10.98%    $1,982,676        0.73%          4.53%           0.73%            4.53%          49.00%
Year Ended December
   31, 2003 (c)           $12.13    2.00%    $1,488,089        0.73%          4.12%               (i)              (i)        40.46%
Year Ended December
   31, 2004               $11.62    3.26%    $1,222,615        0.73%          3.75%               (i)              (i)        69.37%
Year Ended December
   31, 2005               $11.54    3.26%    $1,117,512        0.73%          3.65%               (i)              (i)        87.79%
Year Ended December
   31, 2006               $11.35    3.34%    $1,067,945        0.73%          4.16%               (i)              (i)        93.01%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2002 (d)           $12.26    6.16%(g) $   10,111        0.97%(h)       3.93%(h)            (i)              (i)        49.00%
Year Ended December
   31, 2003 (c)           $12.10    1.77%    $   20,998        0.98%          3.85%               (i)              (i)        40.46%
Year Ended December
   31, 2004               $11.59    3.01%    $   17,643        0.98%          3.50%               (i)              (i)        69.37%
Year Ended December
   31, 2005               $11.51    3.01%    $   15,765        0.98%          3.40%               (i)              (i)        87.79%
Year Ended December
   31, 2006               $11.32    3.00%    $   14,470        0.98%          3.91%               (i)              (i)        93.01%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2002 (e)           $12.27    8.84%(g) $    7,625        0.73%(h)       4.12%(h)            (i)              (i)        49.00%
Year Ended December
   31, 2003 (c)           $12.14    2.11%    $    4,369        0.73%          4.10%               (i)              (i)        40.46%
Year Ended December
   31, 2004 (c)           $11.63    3.27%    $    6,854        0.73%          3.72%               (i)              (i)        69.37%
Year Ended December
   31, 2005               $11.54    3.18%    $   10,604        0.73%          3.66%               (i)              (i)        87.79%
Year Ended December
   31, 2006               $11.35    3.35%    $   13,164        0.72%          4.20%               (i)              (i)        93.01%
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (f)           $12.13    0.84%(g) $   43,244        0.70%(h)       4.07%(h)            (i)              (i)        40.46%
Year Ended December
   31, 2004               $11.62    3.27%    $   41,019        0.73%          3.74%               (i)              (i)        69.37%
Year Ended December
   31, 2005               $11.53    3.17%    $   39,264        0.73%          3.65%               (i)              (i)        87.79%
Year Ended December
   31, 2006               $11.35    3.34%    $   35,962        0.73%          4.16%               (i)              (i)        93.01%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) Net investment income (loss) is calculated based on average shares outstanding during the period.

(d) For the period from July 8, 2002 (commencement of operations) through December 31, 2002.

(e) For the period from May 20, 2002 (commencement of operations) through December 31, 2002.

(f) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)   Not annualized.

(h)   Annualized.


(i)   There were no fee waivers/reimbursements during the period.


24 | CORE FIXED INCOME SERIES

SECTION 6 | Nationwide NVIT Money Market Fund Financial Highlights


-----------------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT ACTIVITIES               DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA                       Net Asset         Net                                                     Net Asset
FOR EACH SHARE                         Value,  Investment     Total from            Net                          Value,
OF CAPITAL                          Beginning      Income     Investment     Investment             Total        End of   Total
OUTSTANDING                         of Period      (Loss)     Activities         Income     Distributions        Period  Return
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    1.21%
Year Ended December 31, 2003            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    0.63%
Year Ended December 31, 2004            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    0.81%
Year Ended December 31, 2005            $1.00        0.03           0.03          (0.03)            (0.03)        $1.00    2.67%
Year Ended December 31, 2006            $1.00        0.04           0.04          (0.04)            (0.04)        $1.00    4.53%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (b)      $1.00          --(d)          --(d)          --(d)             --(d)      $1.00    0.46%(e)
Year Ended December 31, 2004            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    0.94%
Year Ended December 31, 2005            $1.00        0.03           0.03          (0.03)            (0.03)        $1.00    2.82%
Year Ended December 31, 2006            $1.00        0.05           0.05          (0.05)            (0.05)        $1.00    4.67%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS V SHARES
Period Ended December 31, 2002 (c)      $1.00          --(d)          --(d)          --(d)             --(d)      $1.00    0.22%(e)
Year Ended December 31, 2003            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    0.71%
Year Ended December 31, 2004            $1.00        0.01           0.01          (0.01)            (0.01)        $1.00    0.89%
Year Ended December 31, 2005            $1.00        0.03           0.03          (0.03)            (0.03)        $1.00    2.75%
Year Ended December 31, 2006            $1.00        0.05           0.05          (0.05)            (0.05)        $1.00    4.61%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December 31, 2006 (h)      $1.00        0.03           0.03          (0.03)            (0.03)        $1.00    3.26%(e)
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                RATIO/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
                                                                                                   Ratio of Net
                                                                      Ratio         Ratio of         Investment
                                                                     of Net         Expenses      Income (Loss)
                                                                 Investment        (Prior to          (Prior to
SELECTED DATA                        Net Assets    Ratio of          Income       Reimburse-         Reimburse-
FOR EACH SHARE                           at End    Expenses       (Loss) to        ments) to          ments) to
OF CAPITAL                            of Period  to Average         Average      Average Net        Average Net
OUTSTANDING                              (000s)  Net Assets      Net Assets       Assets (a)         Assets (a)
-------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002         $2,436,783        0.62%           1.21%            0.62%              1.21%
Year Ended December 31, 2003         $1,573,895        0.63%           0.63%                (g)                (g)
Year Ended December 31, 2004         $1,223,530        0.62%           0.79%                (g)                (g)
Year Ended December 31, 2005         $1,173,301        0.65%           2.63%                (g)                (g)
Year Ended December 31, 2006         $1,269,500        0.64%           4.46%                (g)                (g)
-------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (b)   $  103,515        0.50%(f)        0.67%(f)         0.63%(f)           0.55%(f)
Year Ended December 31, 2004         $   84,415        0.50%           0.91%            0.62%              0.79%
Year Ended December 31, 2005         $   74,115        0.50%           2.76%            0.65%              2.62%
Year Ended December 31, 2006         $   76,973        0.50%           4.58%            0.64%              4.44%
-------------------------------------------------------------------------------------------------------------------
CLASS V SHARES
Period Ended December 31, 2002 (c)   $  324,950        0.56%(f)        1.11%(f)             (g)                (g)
Year Ended December 31, 2003         $  365,299        0.55%           0.70%                (g)                (g)
Year Ended December 31, 2004         $  479,706        0.55%           0.92%                (g)                (g)
Year Ended December 31, 2005         $  318,973        0.57%           2.69%                (g)                (g)
Year Ended December 31, 2006         $  466,192        0.56%           4.56%                (g)                (g)
-------------------------------------------------------------------------------------------------------------------
CLASS ID SHARES
Period Ended December 31, 2006 (h)   $   15,448        0.48%(f)        4.81%(f)             (g)                (g)
-------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(c) For the period from October 21, 2002 (commencement of operations) through December 31, 2002.

(d)   The amount is less than $0.005.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.


(h) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

                                                   CORE FIXED INCOME SERIES | 25

SECTION 6 | Nationwide NVIT Money Market Fund II Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                             INVESTMENT ACTIVITIES               DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
SELECTED DATA                  Net Asset          Net                                                     Net Asset
FOR EACH SHARE                    Value,   Investment     Total from            Net                          Value,
OF CAPITAL                     Beginning       Income     Investment     Investment             Total        End of    Total
OUTSTANDING                    of Period       (Loss)     Activities         Income     Distributions        Period   Return
-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 2002       $1.00         0.01           0.01          (0.01)            (0.01)        $1.00     0.70%
Year Ended December 31, 2003       $1.00             (b)            (b)            (b)               (b)      $1.00     0.18%
Year Ended December 31, 2004       $1.00             (b)            (b)            (b)               (b)      $1.00     0.41%
Year Ended December 31, 2005       $1.00         0.02           0.02          (0.02)            (0.02)        $1.00     2.26%
Year Ended December 31, 2006       $1.00         0.04           0.04          (0.04)            (0.04)        $1.00     4.11%
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                      RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
                                                                                           Ratio of Net
                                                              Ratio         Ratio of         Investment
                                                             of Net         Expenses      Income (Loss)
                                                         Investment        (Prior to          (Prior to
SELECTED DATA                  Net Assets     Ratio of       Income       Reimburse-         Reimburse-
FOR EACH SHARE                     at End     Expenses    (Loss) to        ments) to          ments) to
OF CAPITAL                      of Period   to Average      Average          Average            Average
OUTSTANDING                        (000s)   Net Assets   Net Assets   Net Assets (a)     Net Assets (a)
----------------------------------------------------------------------------------------------------------
Year Ended December 31, 2002     $110,041         0.99%        0.66%            0.99%              0.66%
Year Ended December 31, 2003     $147,736         0.95%        0.17%            0.99%              0.13%
Year Ended December 31, 2004     $192,820         0.96%        0.43%            0.99%              0.40%
Year Ended December 31, 2005     $260,557         1.01%        2.24%                (c)                (c)
Year Ended December 31, 2006     $232,144         1.01%        4.06%                (c)                (c)
----------------------------------------------------------------------------------------------------------


(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b)   The amount is less than $0.005.


(c)   There were no fee waivers/reimbursements during the period.


26 | CORE FIXED INCOME SERIES

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6311 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its Website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428


                           THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                              PR-NVIT-CFX [5/07]

NATIONWIDE Variable Insurance Trust

Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                             [NATIONWIDE LOGO]  NATIONWIDE
                                                                Funds(SM)

                                                                ON YOUR SIDE(R)

TABLE OF CONTENTS


       3    SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            Nationwide Multi-Manager NVIT Small Cap Growth Fund
            Nationwide Multi-Manager NVIT Small Cap Value Fund
            Nationwide Multi-Manager NVIT Small Company Fund
            Key Terms

      14    SECTION 2 - FUND DETAILS
            Additional Information about Investments, Investment Techniques and Risks

      16    SECTION 3 - FUND MANAGEMENT
            Investment Adviser
            Subadvisers
            Management Fees
            Multi-Manager Structure
            Portfolio Management
            Additional Information about the Portfolio Managers

      20    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            In-Kind Purchases
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Short-Term Trading Fees
            Distribution and Services Plans
            Revenue Sharing

      25    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      26    SECTION 6 - FINANCIAL HIGHLIGHTS

Nationwide Variable Insurance Trust


INTRODUCTION


This prospectus provides information about three funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"):

Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund


These Funds are primarily intended:

o to offer a selection of investment options using equity investments across the small capitalization spectrum


The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

Class I
Class II
Class III
Class IV*


* Nationwide Multi-Manager NVIT Small Cap Growth Fund currently does not offer Class IV shares.

This prospectus provides information with respect to each of the classes offered by the Funds. The share classes have different expenses and are available through different variable insurance contracts.

For more information about who may purchase the different share classes, see
Section 4, Investing with Nationwide Funds: Choosing a Share Class.

Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund
Management: Multi-Manager Structure for more information.


KEY TERMS ARE HIGHLIGHTED IN THE PAGES THAT FOLLOW AND ARE DEFINED ON PAGE 13.

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Growth Fund Summary and Performance


OBJECTIVE

The Fund seeks capital growth.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES of SMALL-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily COMMON STOCK, although they may include other equity securities, such as preferred stock or CONVERTIBLE SECURITIES. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Fund consists of two SLEEVES, or portions, managed by different subadvisers. NFA is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Company as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.

Pursuant to the Manager-of-Managers' Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.


The two sleeves are each managed as follows:

OBERWEIS ASSET MANAGEMENT, INC. ("OBERWEIS") - generally seeks to invest in those companies which it considers to have above-average, long-term growth potential based on its analysis of eight factors that comprise the "Oberweis Octagon":


o extraordinarily rapid growth in revenue, particularly from internal growth instead of acquisitions;

o     extraordinarily rapid growth in pre-tax income and earnings per share;

o reasonable price-to-earnings ratio (generally not more than one-half of the company's growth rate);

o products or services that offer the opportunity for substantial future growth;

o favorable recent revenue and earnings growth trends, ideally showing acceleration;

o reasonable stock price/level of sales ratio, based on underlying growth prospects and profit margins;

o review of a company's financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future issues and

o     high stock market performance relative to stocks of other companies.


These eight factors and the relative weight given to each of them will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, although any one factor could rule out, an investment in a particular company.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") - seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, including:


o     aggressive or creative management;

o     technological or specialized expertise;

o     new or unique products or services and

o     entry into new or emerging industries.


WRIMCO generally may sell a security if it determines that it no longer offers significant growth potential due to a variety of factors. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.


PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL-CAP RISK - in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Growth Fund Summary and Performance (CONT.)

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


            2000     2001     2002     2003     2004    2005    2006
        ----------------------------------------------------------------
           -16.2%   -10.8%   -33.3%    34.3%    13.4%    8.1%    3.2%


BEST QUARTER: 22.5% - 4TH QTR. OF 2001


WORST QUARTER: -23.4% - 3RD QTR. OF 2001
AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                          SINCE
                                             1 YR       5 YRS      INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                           3.21%       2.53%             7.47%
--------------------------------------------------------------------------------
Class II Shares(3)                          2.99%       2.27%             7.24%
--------------------------------------------------------------------------------
Class III Shares(3)                         3.23%       2.41%             7.38%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(4)            13.35%       6.93%             3.65%
--------------------------------------------------------------------------------


1     The Fund commenced operations on May 1, 1999.

2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (March 7, 2002) and Class III shares (July 5, 2002) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II and Class III shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide
      Funds: Short-Term Trading Fees for more information.

4 The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of stocks of U.S. companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Growth Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                               CLASS I    CLASS II   CLASS III
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)                          N/A         N/A         N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee (as a percentage
of amount redeemed) (2)                            N/A         N/A        1.00%
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                                0.95%       0.95%       0.95%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                                   None        0.25%       None
--------------------------------------------------------------------------------
   Other Expenses (3)                             0.30%       0.31%       0.29%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                          1.25%       1.51%       1.24%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.15%, 0.16%, and 0.14% for Class I, Class II, and Class III shares, respectively, but which are permitted to be as high as 0.25%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.35%, 1.60% and 1.35% for Class I, Class II and Class III shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                        1 YR      3 YRS       5 YRS      10 YRS
--------------------------------------------------------------------------------
Class I                                $ 127      $ 397      $  686     $ 1,511
--------------------------------------------------------------------------------
Class II                                 154        477         824       1,802
--------------------------------------------------------------------------------
Class III                                126        393         681       1,500
--------------------------------------------------------------------------------

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Value Fund Summary and Performance


OBJECTIVE

The Fund seeks capital appreciation.

PRINCIPAL STRATEGIES


The Fund invests primarily in EQUITY SECURITIES (including COMMON STOCKS, preferred stocks and other CONVERTIBLE SECURITIES) issued by SMALL-CAP COMPANIES, utilizing a VALUE STYLE of investing. This means that the Fund invests in smaller companies that the portfolio managers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Fund consists of three SLEEVES, or portions, managed by different investment advisers or subadvisers. In addition to directly managing one of the sleeves, NFA, as the Fund's investment adviser, selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected Epoch Investment Partners, Inc. and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from NFA and from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.

Pursuant to the Manager-of-Managers' Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.


The three sleeves are each managed as follows:


EPOCH INVESTMENT PARTNERS, INC. ("EPOCH") -- seeks to produce superior risk adjusted returns by building portfolios of "businesses" with outstanding risk/reward profiles without running a high degree of capital risk. In evaluating potential portfolio investments, Epoch focuses less on selecting securities for short-term gain. Rather, Epoch identifies businesses that are worthy of long-term investment and purchases their respective equity securities as a means of investing in such businesses. Epoch constructs a diversified portfolio across attractive sectors, limits individual holding sizes, and has a strict sell discipline with low relative portfolio turnover. In selecting securities, Epoch begins with the universe of small-cap stocks. Within this universe, Epoch determines a business's valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength and other external factors.

JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN") - uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its sleeve. It seeks to enhance returns and reduce its sleeve's volatility, as compared to U.S. small-cap companies represented in the Russell 2000(R) Value Index, by continuously screening the small company universe for those companies that exhibit favorable characteristics, such as:

o     attractive valuation relative to projected earnings and dividends;

o     strong price-to-cash flow ratio;

o     positive earnings revisions and

o     positive price momentum.


JPMorgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while monitoring the overall risk profile of its sleeve. Under normal market conditions, the JPMorgan sleeve will have industry sector weightings comparable to that of the Russell 2000(R) Value Index, although it may under- or over-weight selected sectors. The stock of a company that exceeds the small-cap capitalization range generally becomes a candidate for sale.


NATIONWIDE FUND ADVISORS ("NFA") - looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

NFA considers selling a security in its sleeve when:

o a company's market capitalization exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Value Fund Summary and Performance (CONT.)


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments -- and therefore, the value of Fund shares -- may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL-CAP RISK - in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS I SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

        1998    1999    2000   2001    2002   2003   2004   2005   2006
      --------------------------------------------------------------------
        -3.1%   27.8%   11.2%  28.3%  -27.2%  56.9%  17.3%   3.1%  17.3%

BEST QUARTER:      29.4% - 2ND QTR. OF 1999
WORST QUARTER:    -26.3% - 3RD QTR. OF 1998

AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                 1 YR    5 YRS    INCEPTION(1)
--------------------------------------------------------------------------------
Class I Shares(2)                               17.29%   10.13%          11.97%
--------------------------------------------------------------------------------
Class II Shares(3)                              17.10%    9.89%          11.72%
--------------------------------------------------------------------------------
Class III Shares(3)                             17.37%   10.18%          12.00%
--------------------------------------------------------------------------------
Class IV Shares(3)                              17.40%   10.15%          11.98%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(4)                  23.48%   15.37%          11.70%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 31, 1997. From inception to February 5, 2001, a different subadviser managed the Fund. From February 5, 2001 until October 1, 2003, NFA and a different subadviser managed the Fund together. Beginning October 1, 2003, JPMorgan was added as a Fund subadviser. On September 19, 2005, a subadviser was terminated and Epoch was added as a new subadviser to the Fund.


2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (May 6, 2002), Class III shares (May 3, 2002) and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

4 The Russell 2000(R) Value Index measures the performance of stocks of U.S. companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

SECTION 1 | Nationwide Multi-Manager NVIT Small Cap Value Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment) (1)                N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                             N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.86%      0.86%       0.86%      0.86%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
   Other Expenses(3)                    0.27%      0.27%       0.26%      0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.13%      1.38%       1.12%      1.12%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.16%, 0.16%, 0.15% and 0.15% for Class I, Class II, Class III and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 1.22%, 1.47%, 1.22% and 1.17% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                              1 YR    3 YRS    5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                      $ 115    $ 359    $ 622    $ 1,375
--------------------------------------------------------------------------------
Class II                                       140      437      755      1,657
--------------------------------------------------------------------------------
Class III                                      114      356      617      1,363
--------------------------------------------------------------------------------
Class IV                                       114      356      617      1,363
--------------------------------------------------------------------------------

SECTION 1 | Nationwide Multi-Manager NVIT Small Company Fund Summary and Performance


OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES of SMALL-CAP COMPANIES. Equity securities in which the Fund invests are primarily COMMON STOCK, although they may include other equity securities, such as preferred stock or CONVERTIBLE SECURITIES. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. Small-cap companies located outside the United States are those whose MARKET CAPITALIZATIONS are similar to those companies listed in the Morgan Stanley Capital International ("MSCI") Developed Countries Europe, Australasia and Far East ("EAFE") Small Cap Index. The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts.


The Fund may invest without limit in initial public offerings (`'IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


The Fund consists of seven SLEEVES, or portions, managed by different investment advisers or subadvisers. NFA, as the Fund's investment adviser, directly manages one of the sleeves, selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected as subadvisers American Century Investment Management, Inc., Franklin Portfolio Associates, LLC, Gartmore Global Partners, Morgan Stanley Investment Management Inc., Neuberger Berman Management Inc. and Waddell & Reed Investment Management Company to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from NFA and from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.

Pursuant to the Manager-of-Managers' Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA may decide the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.


The seven sleeves are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") - uses quantitative management techniques in two steps. First, using a computer model to measure stock value and growth potential, American Century ranks stocks of companies from most attractive to least attractive. In measuring value, the portfolio managers use, among others:


o     ratio of current market price to book value and

o     ratio of current market price to cash flow.


In measuring growth potential, the portfolio managers use, among others:


o     rate of earnings growth and

o     changes in earnings estimates.


In the second step, American Century engages in portfolio optimization, using a computer to build an overall portfolio of stocks that pass the first step and which American Century believes will provide the optimal balance between risk and expected return in seeking returns that exceed the Fund's benchmark without assuming additional risk. The portfolio managers do not attempt to time the market, and remain fully invested despite short-term market movements.


American Century generally sells stocks from its portion of the Fund when it believes:


o     a stock becomes too expensive relative to other stock opportunities;

o     a stock's risk parameters outweigh its return opportunity;


o     more attractive alternatives are identified or


o     specific events alter a stock's prospects.


FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN") - uses a "bottom-up" core approach, investing in a portfolio of stocks that exhibit characteristics of growth or value using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on: (1) fundamental momentum, which means the measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; (2) relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe; (3) long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons; and (4) additional factors, such as technical factors, trading by company insiders or share issuance/buy-back data. Next, through a "bottom-up" approach, the portfolio managers will focus on stock selection as opposed to making proactive decisions about industry or sector exposure. Over time, the portfolio managers will attempt to construct a portfolio that has exposure to industries and market capitalizations that is generally similar to the Fund's benchmark. Finally, within each sector, Franklin will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive. The capitalization size of a stock may not be a criterion for selling.

SECTION 1 | Nationwide Multi-Manager NVIT Small Company Fund Summary and Performance (CONT.)


GARTMORE GLOBAL PARTNERS ("GGP") - invests its sleeve in equity securities of small-cap companies headquartered or domiciled, or whose principal business functions are located, outside the United States. GGP selects regions, countries and companies it believes have the potential for unexpected growth.

GGP looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. Its portfolio managers conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus. The capitalization size of a stock may not be a criterion for selling.


MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM") - the manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager studies a company's business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.


NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN") - looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:


o     above-average returns;

o     an established market niche;

o circumstances that would make it difficult for new competitors to enter the market;

o     the ability of the companies to finance their own growth and

o     sound future business prospects.


This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, the portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trends. The portfolio managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") - seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:


o     aggressive or creative management;

o     technological or specialized expertise;

o     new or unique products or services and

o     entry into new or emerging industries.


In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.


NATIONWIDE FUND ADVISORS ("NFA") - looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

NFA considers selling a security in its sleeve when:

o a company's market capitalization exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team's price target.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SECTION 1 | Nationwide Multi-Manager NVIT Small Company Fund Summary and Performance (CONT.)

SMALL-CAP RISK - in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.

FOREIGN RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

CONVERTIBLE SECURITIES RISK - results because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may increase share price volatility.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS I SHARES(1)
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1997    1998    1999    2000    2001     2002    2003    2004    2005    2006
-------------------------------------------------------------------------------
-17.4%    1.0%   44.0%    8.9%   -6.7%   -17.3%   41.0%   19.0%   12.3%   12.0%


BEST QUARTER:        31.3% - 4TH QTR. OF 1999
WORST QUARTER:      -19.3% - 3RD QTR. OF 1998


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                       1 YR    5 YRS    10 YRS
--------------------------------------------------------------------------------
Class I Shares(2)                                     12.04%   11.79%    11.72%
--------------------------------------------------------------------------------
Class II Shares(3)                                    11.75%   11.52%    11.44%
--------------------------------------------------------------------------------
Class III Shares(3)                                   12.06%   11.81%    11.73%
--------------------------------------------------------------------------------
Class IV Shares(3)                                    12.04%   11.79%    11.72%
--------------------------------------------------------------------------------
Russell 2000(R) Index(4)                              18.37%   11.39%     9.44%
--------------------------------------------------------------------------------

1 The Fund commenced operations on October 23, 1995. On May 1, 2006, a subadviser was terminated and Franklin was added as a subadviser to the Fund.


2 The existing shares of the Fund were designated Class I shares as of May 1, 2001.


3 Returns until the creation of Class II shares (March 5, 2002), Class III shares (July 1, 2002) and Class IV shares (April 28, 2003) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class II, Class III and Class IV shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class II shares' annual returns have been restated to reflect the additional fees applicable to such class and therefore are lower than those of Class I shares. Returns for Class III shares do not reflect applicable short-term trading fees. If these fees were reflected, the annual returns for Class III shares would have been lower. See Section 4, Investing with Nationwide Funds:
      Short-Term Trading Fees for more information.

4 The Russell 2000(R) Index is an unmanaged index that measures the performance of stocks of small-capitalization U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

SECTION 1 | Nationwide Multi-Manager NVIT Small Company Fund Summary and Performance (CONT.)


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the share class you select.

                                     CLASS I   CLASS II   CLASS III   CLASS IV
--------------------------------------------------------------------------------
Shareholder Fees (paid directly
from your investment)(1)                 N/A        N/A         N/A        N/A
--------------------------------------------------------------------------------
Short-Term Trading Fee
(as a percentage of amount
redeemed)(2)                             N/A        N/A        1.00%       N/A
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(deducted from Fund assets)
--------------------------------------------------------------------------------
   Management Fees                      0.93%      0.93%       0.93%      0.93%
--------------------------------------------------------------------------------
   Distribution and/or Service
   (12b-1) Fees                         None       0.25%       None       None
--------------------------------------------------------------------------------
   Other Expenses(3)                    0.26%      0.27%       0.25%      0.26%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.19%      1.45%       1.18%      1.19%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.


2 A short-term trading fee of 1.00% of the amount redeemed or exchanged will be charged for any Class III shares redeemed or exchanged within 60 days after the date they were acquired, except as described in Section 4, Investing with Nationwide Funds: Short-Term Trading Fees.

3 "Other Expenses" include administrative services fees which currently are 0.15%, 0.16%, 0.14%, and 0.15% for Class I, Class II, Class III, and Class IV shares, respectively, but which are permitted to be as high as 0.25% with respect to Class I, Class II and Class III shares and 0.20% with respect to Class IV shares. The full amounts of administrative services fees are not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to insurance companies that charge the full amount permitted. If the full amounts of administrative services fees were charged, total operating expenses would be 1.29%, 1.54%, 1.29% and 1.24% for Class I, Class II, Class III and Class IV shares, respectively.


EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


With respect to the Class III shares, the Example does not include the effect of the short-term trading fee. If you sell your shares within 60 days of purchase, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your Class III shares for the entire period.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

                                              1 YR    3 YRS    5 YRS     10 YRS
--------------------------------------------------------------------------------
Class I                                      $ 121    $ 378    $ 654    $ 1,443
--------------------------------------------------------------------------------
Class II                                       148      459      792      1,735
--------------------------------------------------------------------------------
Class III                                      120      375      649      1,432
--------------------------------------------------------------------------------
Class IV                                       121      378      654      1,443
--------------------------------------------------------------------------------

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:


COMMON STOCK - securities representing shares of ownership of a corporation.


CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.


EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


SLEEVE - represents the specific portion of a Fund that is managed by one particular investment adviser or subadviser.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $74 million to $3.49 billion as of January 31, 2007.

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

SECTION 2 | Fund Details

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DEPOSITARY RECEIPTS - each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts (`'EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - each Fund may invest in derivatives, which are contracts with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity, security or other measure. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Derivatives investing involves several different risks, including the risks that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK - each Fund may invest in foreign securities which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

SECURITIES LENDING - each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund's returns or manage its risks.

SELECTION RISK - each Fund's portfolio managers may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than stocks of large cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

STOCK MARKET RISK - a Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large cap stocks, or stocks within a particular industry.


Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which a Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

SECTION 3 | Fund Management

INVESTMENT ADVISER


Nationwide Fund Advisors (formerly Gartmore Mutual Fund Capital Trust) ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA is also authorized to select and place portfolio investments on behalf of a Fund. NFA was organized in 1999 as an investment adviser for mutual funds. As of May 1, 2007, NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, each subadviser manages a sleeve of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the sleeve, I.E., portion, of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

NATIONWIDE MULTI-MANAGER NVIT SMALL CAP GROWTH FUND: NFA has selected two subadvisers, each of whom will manage a sleeve of the Fund's portfolio. The current Nationwide Multi-Manager NVIT Small Cap Growth Fund's subadvisers are:

OBERWEIS ASSET MANAGEMENT, INC.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

NATIONWIDE MULTI-MANAGER NVIT SMALL CAP VALUE FUND: NFA has selected two subadvisers, each of whom manages a sleeve of the Fund's portfolio. In addition, NFA manages a sleeve of the Fund itself. The current Nationwide Multi-Manager NVIT Small Cap Value Fund's subadvisers are:

EPOCH INVESTMENT PARTNERS, INC.
JPMORGAN INVESTMENT MANAGEMENT INC.

NATIONWIDE MULTI-MANAGER NVIT SMALL COMPANY FUND: NFA has selected six subadvisers, each of whom will manage a sleeve of the Fund's portfolio. In addition, NFA manages a sleeve of the Fund itself. The current Nationwide Multi-Manager NVIT Small Company Fund's subadvisers are:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
FRANKLIN PORTFOLIO ASSOCIATES, LLC
GARTMORE GLOBAL PARTNERS
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
NEUBERGER BERMAN MANAGEMENT INC.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements (and subadvisory agreements) for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period from January 1, 2007 to June 30, 2007.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The total management fees paid by each Fund for the fiscal year ended December 31, 2006, expressed as a percentage of each Fund's average daily net assets, were as follows:

FUND                                                                        FEE
--------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Growth Fund                       0.95%
--------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Value Fund                        0.86%
--------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Company Fund                          0.93%
--------------------------------------------------------------------------------


MULTI-MANAGER STRUCTURE


NFA and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to the Funds:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, it periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

PORTFOLIO MANAGEMENT

NATIONWIDE MULTI-MANAGER NVIT SMALL CAP GROWTH FUND PORTFOLIO MANAGERS:

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO"): is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts. Mark G. Seferovich and Kenneth McQuade are responsible for the day-today management of the portion of the Fund managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO and has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. Mr. McQuade is a Vice President of WRIMCO and has served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

OBERWEIS ASSET MANAGEMENT, INC. ("OBERWEIS"): 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, offers investment advice to institutions and individual investors regarding a broad range of investment products and serves as subadviser to other mutual funds. Oberweis was formed in 1989. James W. Oberweis, CFA, is responsible for the day-to-day management of Oberweis' portion of the Fund. Mr. Oberweis has served as portfolio manager of investment companies managed by Oberweis since 1996. In addition, Mr. Oberweis is President, director and controlling shareholder of Oberweis.

NATIONWIDE MULTI-MANAGER NVIT SMALL CAP VALUE FUND PORTFOLIO MANAGERS

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH"): is the subadviser for a portion of the Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019. The primary portfolio managers for the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Welhoelter, CFA. Mr. Priest is the Chief Executive Officer, Chief Investment Officer and the co-founder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC ("Steinberg Priest") from March 2001 to April 2004. Mr. Priest's role with respect to managing the Fund is that of Epoch's Chief Investment Officer overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. Mr. Pearl's role with respect to managing the Fund is as lead portfolio manager.

Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, Mr. Donaldson was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. Mr. Donaldson's role with respect to managing the Fund is as associate portfolio manager and senior analyst.

Mr. Welhoelter joined Epoch in June 2005 and is a Managing Director and Portfolio Manager. From October 2001 to June 2005, he was a Director and Portfolio Manager at Columbia Management Group, Inc. Mr. Welhoelter's role with respect to managing the Fund is quantitative research and risk management.

JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN"): 522 Fifth Avenue, New York, NY 10036, an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company, is the subadviser for a portion of the Fund. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. Christopher T. Blum, CFA, and Dennis S. Ruhl, CFA, are the primary portfolio managers for the portion of the Fund managed by JPMorgan. Mr. Blum is a Managing Director at JPMorgan, having rejoined the firm in 2001. Mr. Ruhl is also a Vice President at JPMorgan, where he has worked since 1999.

NATIONWIDE FUND ADVISORS ("NFA"): Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the portion of the Fund managed by NFA. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold.

Mr. Haubold joined NFA in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years investment management experience. Mr. Haubold currently also manages the Nationwide Small Cap Fund, Nationwide Small Cap Leaders Fund, Nationwide Leaders Fund and NVIT Nationwide Leaders Fund and co-manages the Nationwide Fund and the NVIT Nationwide Fund.

Mr. Gerlach joined NFA in December 2003 and currently also manages or co-manages the Nationwide Small Cap Fund and the Nationwide Global Natural Resources Fund. From 1991 until he joined NFA, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP, including as team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Purcell joined NFA in December 2003 and currently also manages or co-manages the Nationwide Small Cap Fund. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

NATIONWIDE MULTI-MANAGER NVIT SMALL COMPANY FUND PORTFOLIO MANAGERS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY"): 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the Fund. American Century was formed in 1958. American Century uses a team of portfolio managers, assistant portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objectives and strategy. The portfolio managers on the investment team for the Fund are: William Martin, Wilhelmine von Turk and Thomas P Vaiana. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team since June 1997. He joined American Century in 1989 and he became a portfolio manager in April 1991. He is a CFA charterholder. Ms. von Turk, Vice President and Portfolio Manager, has been a member of the team since July 1998. She joined American Century in November 1995 and became a Portfolio Manager in February 2000. She is a CFA charterholder. Mr. Vaiana, Portfolio Manager, has been a member of the team since 2004. He joined American Century in February 1997, and became a portfolio manager in August 2000.

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN"): One Boston Place, 29th Floor, Boston, Massachusetts 02108. Franklin is the subadviser for a portion of the Fund. The primary portfolio managers for the portion of the Fund managed by Franklin is a committee of portfolio managers that comprise the Smallcap Team of Franklin. The committee members are John C. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom are also employees of Franklin and will manage the Fund in that capacity. Mr. Cone is Chief Executive Officer, President and a Senior Portfolio Manager of Franklin Portfolio Associates where he has been employed since its inception in 1982. Mr. Buckley is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2000. Mr. Garvin is a Senior Vice President and Senior Portfolio Manager of Franklin Portfolio Associates which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a Vice President and Portfolio Manager of Franklin Portfolio Associates which she joined in 2000.


There are no limitations on the role of a committee member with respect to making investment decisions for the portfolio.


GARTMORE GLOBAL PARTNERS ("GGP"): 8 Fenchurch Place, London, England, United Kingdom, is a subadviser for a portion of the Fund. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees. The GGP portion of the Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason responsible for day-to-day portfolio management. Mr. Gleason is Head of Quantitative Strategies and joined GGP in 2001 from Putnam Investments. Gerald Campbell, CFA, senior portfolio manager on the Quantitative Strategies Team, joined GGP in September 2005 from Numeric Investors. He has over 16 years of experience as an investment manager and analyst. Jeffrey Kerrigan, CFA, senior portfolio manager on the Quantitative Strategies Team, joined GGP in September 2005. From 1999-2005, he was employed by Fidelity Management and Research. He has over 12 years of experience as an investment manager and analyst. Alexandre Voitenok, portfolio manager on the Quantitative Strategies Team joined GGP in 2004. From 2001-2004, he was employed by Putnam Investments.

NATIONWIDE FUND ADVISORS ("NFA"): Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the portion of the Fund managed by NFA. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold.

See the description of Mr. Haubold, Mr. Gerlach and Mr. Purcell under "Nationwide Multi-Manager NVIT Small Cap Value Fund Portfolio Managers."

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"): with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Fund's assets are managed within the U.S. Growth Team. Current members of the team include Dennis Lynch and David Cohen, Managing Directors, Sam Chainani, an Executive Director, and Alexander Norton, an Executive Director. Although the team works collaboratively, with each member being resposible for the day-to-day management of his particular portion of the sleeve managed by MSIM, to the extent there's a lead portfolio manager, it is Dennis Lynch. Mr. Lynch has been associated with MSIM in an investment management capacity since May 1998 and began managing the Fund in June 2004. Mr. Cohen has been associated with MSIM in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani has been associated with MSIM in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with MSIM in an investment management capacity since July 2000 and began managing the Fund in July 2005.

NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN"): is the subadviser for a portion of the Fund. It has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman is a member firm of the NYSE and other principal exchanges and Neuberger Berman or its affiliates act as the Fund's primary broker in the purchase and sale of securities for the portion of the Fund's portfolio managed by Neuberger Berman. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc. Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO"): is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. Mark G. Seferovich and Kenneth McQuade are responsible for the day-to-day management of the portion of the Fund managed by WRIMCO. See the description of Mr. Seferovich and Mr. McQuade under "Nationwide Multi-Manager NVIT Small Cap Growth Fund Portfolio Managers."


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS


Shares of the Funds are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Class III shares may be subject to a short-term trading fee as described below. Insurance companies, including Nationwide, who provide additional services entitling them to receive 12b-1 fees may sell Class II shares.

Class IV shares of the Nationwide Multi-Manager NVIT Small Cap and Nationwide Multi-Manager NVIT Small Company Funds will be sold to certain separate accounts of


o Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA")

o Nationwide Life and Annuity Company of America (formerly Provident Mutual Life and Annuity Company of America) ("NLACA")

to fund benefits payable under the NLICA and NLACA variable insurance contracts. Class IV shares will only be offered through separate accounts previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.


Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or the "Distributor").


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed


To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


FAIR VALUATION


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable, or such market quotations are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.


SELLING SHARES


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


RESTRICTIONS ON SALES


Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING


The Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below. In addition, Class III shares of the Funds were established specifically for use with newer variable insurance contracts where state law may prohibit the application of new fees to already existing contracts.


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.


With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS


As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


SHORT-TERM TRADING FEES


Because of the potential costs to a Fund from short-term trading, those Funds that offer Class III shares have adopted short-term trading fees in an effort to minimize, as fully as possible, the impact short-term trading in Class III shares may have on the costs that affect all classes of shares and shareholders in the Funds. Accordingly, the Funds will assess a short-term trading fee uniformly on certain transactions in Class III shares that a separate account makes on behalf of a variable insurance contract owner unless an exception applies as enumerated below. A separate account that redeems Class III shares on behalf of a variable insurance contract owner will be subject to a short-term trading fee equal to 1.00% of the redemption amount if the separate account held the Class III shares for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the shares that were held for the longest time on behalf of the variable insurance contract owner will be treated as having been redeemed first and the Class III shares that were held for the shortest time on behalf of the variable insurance contract owner will be treated as having been redeemed last.

The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares. Short-term trading fees are paid directly to a Fund, and are intended to offset the cost to that Fund and its other contract owners of the excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading in Class III shares. There is no guarantee that these fees will completely offset the costs associated with short-term trading. In addition, to the extent that short-term trading in the Fund occurs in a variable insurance contract that offers one of the classes of shares without a redemption fee, all contract owners in the Fund may be negatively affected by such short-term trading and its related costs.

This short-term trading fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by a Fund as "short term trading." These exceptions include, but are not limited to, the redemptions made by the separate account for the following variable insurance contract owner transactions:

o scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;

o variable insurance contract withdrawals or loans, including required minimum distributions and

o redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.


DISTRIBUTION AND SERVICES PLANS

BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund's Class II shares.


ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust's Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum fee of 0.25% with respect to Class I, Class II and Class III shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

REVENUE SHARING


NFA and/or its affiliates (collectively "Nationwide Funds Group" or "NFG") may make payments for marketing, promotional or related services provided by:

o insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

o broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payment is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such incentives may include:


o     the Distributor and other affiliates of the Adviser;

o broker-dealers and other financial intermediaries that sell such variable insurance contracts or

o insurance companies that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons, to:

o recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

o sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares, or the inclusion of the Trust's shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds' shares issued by insurance companies, including Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company (affiliates of NFA) although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

SECTION 5 | Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund's shares are offered.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. CONTRACT OWNERS SHOULD CONSULT THEIR OWN TAX PROFESSIONAL ABOUT THEIR TAX SITUATION.

SECTION 6 | Nationwide Multi-Manager NVIT Small Cap Growth Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


------------------------------------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Net
                                                                                Realized
                                                                                     and
SELECTED DATA                                     Net Asset           Net     Unrealized
FOR EACH SHARE                                       Value,    Investment          Gains    Total from     Net Asset
OF CAPITAL                                        Beginning        Income    (Losses) on    Investment    Value, End      Total
OUTSTANDING                                       of Period        (Loss)    Investments    Activities     of Period     Return
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                         $14.48         (0.11)         (4.71)        (4.82)       $ 9.66     (33.29%)
Year Ended December 31, 2003                         $ 9.66         (0.11)          3.42          3.31        $12.97      34.27%
Year Ended December 31, 2004                         $12.97         (0.12)          1.86          1.74        $14.71      13.42%
Year Ended December 31, 2005                         $14.71         (0.13)          1.32          1.19        $15.90       8.09%
Year Ended December 31, 2006                         $15.90         (0.14)          0.65          0.51        $16.41       3.21%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)                   $13.59         (0.04)         (3.92)        (3.96)       $ 9.63     (29.14%)(e)
Year Ended December 31, 2003                         $ 9.63         (0.09)          3.37          3.28        $12.91      34.06%
Year Ended December 31, 2004                         $12.91         (0.12)          1.82          1.70        $14.61      13.17%
Year Ended December 31, 2005                         $14.61         (0.14)          1.27          1.13        $15.74       7.73%
Year Ended December 31, 2006                         $15.74         (0.18)          0.65          0.47        $16.21       2.99%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)                   $10.95         (0.04)         (1.29)        (1.33)       $ 9.62     (12.15%)(e)
Year Ended December 31, 2003                         $ 9.62         (0.05)          3.33          3.28        $12.90      34.10%
Year Ended December 31, 2004                         $12.90         (0.14)          1.87          1.73        $14.63      13.41%
Year Ended December 31, 2005                         $14.63         (0.14)          1.31          1.17        $15.80       8.00%
Year Ended December 31, 2006                         $15.80         (0.16)          0.67          0.51        $16.31       3.23%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                                          Ratio of       Investment
                                                                                          Expenses    Income (Loss)
                                                                     Ratio of Net        (Prior to        (Prior to
SELECTED DATA                         Net Assets      Ratio of         Investment       Reimburse-       Reimburse-
FOR EACH SHARE                         at End of      Expenses      Income (Loss)        ments) to        ments) to
OF CAPITAL                                Period    to Average         to Average      Average Net      Average Net       Portfolio
OUTSTANDING                               (000s)    Net Assets         Net Assets       Assets (a)       Assets (a)    Turnover (b)
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $100,308          1.35%            (1.03%)            1.35%          (1.03%)         165.97%
Year Ended December 31, 2003            $156,978          1.34%            (1.03%)              (g)              (g)         121.69%
Year Ended December 31, 2004            $156,535          1.21%            (0.90%)              (g)              (g)         112.22%
Year Ended December 31, 2005            $141,684          1.22%            (0.83%)              (g)              (g)          58.28%
Year Ended December 31, 2006            $123,771          1.25%            (0.81%)              (g)              (g)          58.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)      $  1,652          1.63%(f)         (1.33%)(f)           (g)              (g)         165.97%
Year Ended December 31, 2003            $  8,842          1.59%            (1.29%)              (g)              (g)         121.69%
Year Ended December 31, 2004            $ 15,917          1.47%            (1.16%)              (g)              (g)         112.22%
Year Ended December 31, 2005            $ 19,521          1.46%            (1.08%)              (g)              (g)          58.28%
Year Ended December 31, 2006            $ 19,047          1.51%            (1.07%)              (g)              (g)          58.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (d)      $     17          1.27%(f)         (0.94%)(f)           (g)              (g)         165.97%
Year Ended December 31, 2003            $    978          1.34%            (1.04%)              (g)              (g)         121.69%
Year Ended December 31, 2004            $    996          1.21%            (0.91%)              (g)              (g)         112.22%
Year Ended December 31, 2005            $    833          1.23%            (0.84%)              (g)              (g)          58.28%
Year Ended December 31, 2006            $    667          1.24%            (0.80%)              (g)              (g)          58.45%
------------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from March 7, 2002 (commencement of operations) through December 31, 2002.

(d) For the period from July 5, 2002 (commencement of operations) through December 31, 2002.

(e)   Not annualized.

(f)   Annualized.


(g)   There were no fee waivers/reimbursements during the period.

SECTION 6 | Nationwide Multi-Manager NVIT Small Cap Value Fund Financial Highlights


----------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                                       Net
                                                                  Realized
                                                                       and
SELECTED DATA                         Net Asset          Net    Unrealized                                    Net
FOR EACH SHARE                           Value,   Investment         Gains   Total from          Net     Realized
OF CAPITAL                            Beginning       Income   (Losses) on   Investment   Investment        Gains           Total
OUTSTANDING                           of Period       (Loss)   Investments   Activities       Income     (Losses)   Distributions
----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002             $10.36           --         (2.78)       (2.78)          --        (0.21)          (0.21)
Year Ended December 31, 2003             $ 7.37        (0.02)         4.21         4.19           --           --              --
Year Ended December 31, 2004             $11.56        (0.01)         2.01         2.00           --(g)     (0.94)          (0.94)
Year Ended December 31, 2005             $12.62         0.03          0.35         0.38        (0.01)       (1.46)          (1.47)
Year Ended December 31, 2006             $11.53         0.07          1.91         1.98        (0.06)       (1.00)          (1.06)
----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (c)       $10.26           --         (2.68)       (2.68)          --        (0.21)          (0.21)
Year Ended December 31, 2003 (d)         $ 7.37        (0.04)         4.20         4.16           --           --              --
Year Ended December 31, 2004             $11.53        (0.03)         1.99         1.96           --        (0.94)          (0.94)
Year Ended December 31, 2005             $12.55        (0.02)         0.36         0.34           --(g)     (1.46)          (1.46)
Year Ended December 31, 2006             $11.43         0.03          1.91         1.94        (0.03)       (1.00)          (1.03)
----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (e)       $10.48           --         (2.89)       (2.89)          --        (0.21)          (0.21)
Year Ended December 31, 2003 (d)         $ 7.38        (0.01)         4.20         4.19           --           --              --
Year Ended December 31, 2004             $11.57        (0.01)         2.02         2.01           --(g)     (0.94)          (0.94)
Year Ended December 31, 2005             $12.64         0.03          0.35         0.38        (0.01)       (1.46)          (1.47)
Year Ended December 31, 2006             $11.55         0.07          1.92         1.99        (0.06)       (1.00)          (1.06)
----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (f)       $ 7.49        (0.01)         4.08         4.07           --           --              --
Year Ended December 31, 2004             $11.56        (0.01)         2.01         2.00           --(g)     (0.94)          (0.94)
Year Ended December 31, 2005             $12.62         0.03          0.35         0.38        (0.01)       (1.46)          (1.47)
Year Ended December 31, 2006             $11.53         0.07          1.91         1.98        (0.06)       (1.00)          (1.06)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Ratio of Net
                                                                               Ratio         Ratio of     Investment
                                                                              of Net         Expenses  Income (Loss)
                                                                          Investment        (Prior to      (Prior to
SELECTED DATA                                  Net Assets    Ratio of         Income       Reimburse-     Reimburse-
FOR EACH SHARE          Net Asset                  at End    Expenses      (Loss) to        ments) to      ments) to
OF CAPITAL             Value, End   Total       of Period  to Average        Average      Average Net    Average Net     Portfolio
OUTSTANDING             of Period  Return          (000s)  Net Assets     Net Assets       Assets (a)     Assets (a)  Turnover (b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December
   31, 2002                $ 7.37  (27.16%)      $467,165        1.11%          0.01%            1.11%          0.01%       127.77%
Year Ended December
   31, 2003                $11.56   56.85%       $715,099        1.11%         (0.18%)             (j)            (j)       126.29%
Year Ended December
   31, 2004                $12.62   17.30%       $754,412        1.11%         (0.09%)             (j)            (j)       132.11%
Year Ended December
   31, 2005                $11.53    3.07%       $634,107        1.12%          0.09%              (j)            (j)       188.69%
Year Ended December
   31, 2006                $12.45   17.29%       $587,084        1.13%          0.47%              (j)            (j)       115.12%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2002 (c)            $ 7.37  (26.46%)(h)   $  1,472        1.32%(i)       0.13%(i)           (j)            (j)       127.77%
Year Ended December
   31, 2003 (d)            $11.53   56.45%       $ 18,446        1.36%         (0.41%)             (j)            (j)       126.29%
Year Ended December
   31, 2004                $12.55   17.00%       $ 41,804        1.36%         (0.30%)             (j)            (j)       132.11%
Year Ended December
   31, 2005                $11.43    2.78%       $ 44,096        1.38%         (0.15%)             (j)            (j)       188.69%
Year Ended December
   31, 2006                $12.34   17.10%       $ 55,229        1.38%          0.23%              (j)            (j)       115.12%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December
   31, 2002 (e)            $ 7.38  (27.88%)(h)   $     63        1.07%(i)       0.60%(i)           (j)            (j)       127.77%
Year Ended December
   31, 2003 (d)            $11.57   56.78%       $  2,568        1.11%         (0.13%)             (j)            (j)       126.29%
Year Ended December
   31, 2004                $12.64   17.37%       $  2,029        1.11%         (0.09%)             (j)            (j)       132.11%
Year Ended December
   31, 2005                $11.55    3.06%       $  1,445        1.13%          0.08%              (j)            (j)       188.69%
Year Ended December
   31, 2006                $12.48   17.37%       $  1,485        1.12%          0.47%              (j)            (j)       115.12%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December
   31, 2003 (f)            $11.56   54.34%(h)    $ 53,826        1.10%(i)      (0.18%)(i)          (j)            (j)       126.29%
Year Ended December
   31, 2004                $12.62   17.30%       $ 58,521        1.11%         (0.08%)             (j)            (j)       132.11%
Year Ended December
   31, 2005                $11.53    3.07%       $ 52,727        1.12%          0.10%              (j)            (j)       188.69%
Year Ended December
   31, 2006                $12.45   17.40%       $ 52,343        1.12%          0.48%              (j)            (j)       115.12%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from May 6, 2002 (commencement of operations) through December 31, 2002.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from May 3, 2002 (commencement of operations) through December 31, 2002.

(f) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(g)   The amount is less than $0.005.

(h)   Not annualized.

(i)   Annualized.


(j)   There were no fee waivers/reimbursements during the period.

SECTION 6 | Nationwide Multi-Manager NVIT Small Company Fund Financial
Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES                          DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Net
                                                                   Realized
                                                                        and
SELECTED DATA                        Net Asset           Net     Unrealized
FOR EACH SHARE                          Value,    Investment          Gains    Total from           Net         Net
OF CAPITAL                           Beginning        Income    (Losses) on    Investment    Investment    Realized           Total
OUTSTANDING                          of Period        (Loss)    Investments    Activities        Income       Gains   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002            $18.64         (0.07)         (3.16)        (3.23)           --          --              --
Year Ended December 31, 2003            $15.41         (0.07)          6.39          6.32            --          --              --
Year Ended December 31, 2004            $21.73         (0.04)          4.17          4.13            --       (2.90)          (2.90)
Year Ended December 31, 2005            $22.96         (0.03)          2.84          2.81            --       (2.99)          (2.99)
Year Ended December 31, 2006            $22.78          0.03           2.67          2.70         (0.03)      (0.46)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (b)      $18.70         (0.03)         (3.28)        (3.31)           --          --              --
Year Ended December 31, 2003            $15.39         (0.12)          6.37          6.25            --          --              --
Year Ended December 31, 2004            $21.64         (0.07)          4.13          4.06            --       (2.90)          (2.90)
Year Ended December 31, 2005            $22.80         (0.07)          2.79          2.72            --       (2.99)          (2.99)
Year Ended December 31, 2006            $22.53         (0.03)          2.63          2.60         (0.01)      (0.46)          (0.47)
------------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (c)      $17.48         (0.01)         (2.05)        (2.06)           --          --              --
Year Ended December 31, 2003            $15.42         (0.08)          6.40          6.32            --          --              --
Year Ended December 31, 2004            $21.74         (0.03)          4.17          4.14            --       (2.90)          (2.90)
Year Ended December 31, 2005            $22.98         (0.02)          2.83          2.81            --       (2.99)          (2.99)
Year Ended December 31, 2006            $22.80          0.03           2.68          2.71         (0.04)      (0.46)          (0.50)
------------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)      $15.61         (0.05)          6.17          6.12            --          --              --
Year Ended December 31, 2004            $21.73         (0.04)          4.17          4.13            --       (2.90)          (2.90)
Year Ended December 31, 2005            $22.96         (0.03)          2.84          2.81            --       (2.99)          (2.99)
Year Ended December 31, 2006            $22.78          0.03           2.67          2.70         (0.03)      (0.46)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Ratio of Net
SELECTED DATA                                                          Net Assets     Ratio of        Investment
FOR EACH SHARE                                 Net Asset                at End of     Expenses     Income (Loss)
OF CAPITAL                                    Value, End    Total          Period   to Average        to Average         Portfolio
OUTSTANDING                                    of Period   Return          (000s)   Net Assets        Net Assets      Turnover (a)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended December 31, 2002                      $15.41   (17.33%)      $561,836         1.18%            (0.33%)           92.59%
Year Ended December 31, 2003                      $21.73    41.01%       $760,078         1.17%            (0.37%)           93.72%
Year Ended December 31, 2004                      $22.96    19.02%       $815,585         1.19%            (0.17%)          131.75%
Year Ended December 31, 2005                      $22.78    12.32%       $831,778         1.20%            (0.12%)          128.34%
Year Ended December 31, 2006                      $24.99    12.04%       $749,048         1.19%             0.11%           104.59%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2002 (b)                $15.39   (17.70%)(e)   $  2,325         1.44%(f)         (0.54%)(f)        92.59%
Year Ended December 31, 2003                      $21.64    40.61%       $ 18,345         1.42%            (0.63%)           93.72%
Year Ended December 31, 2004                      $22.80    18.78%       $ 46,906         1.44%            (0.42%)          131.75%
Year Ended December 31, 2005                      $22.53    12.01%       $ 74,165         1.45%            (0.37%)          128.34%
Year Ended December 31, 2006                      $24.66    11.75%       $106,813         1.45%            (0.12%)          104.59%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III SHARES
Period Ended December 31, 2002 (c)                $15.42   (11.78%)(e)   $     51         1.15%(f)         (0.25%)(f)        92.59%
Year Ended December 31, 2003                      $21.74    40.99%       $  1,199         1.17%            (0.39%)           93.72%
Year Ended December 31, 2004                      $22.98    19.06%       $  1,681         1.19%            (0.15%)          131.75%
Year Ended December 31, 2005                      $22.80    12.31%       $  2,548         1.22%            (0.14%)          128.34%
Year Ended December 31, 2006                      $25.01    12.06%       $  4,881         1.18%             0.16%           104.59%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS IV SHARES
Period Ended December 31, 2003 (d)                $21.73    39.21%(e)    $ 48,252         1.16%(f)         (0.36%)(f)        93.72%
Year Ended December 31, 2004                      $22.96    19.02%       $ 44,819         1.19%            (0.18%)          131.75%
Year Ended December 31, 2005                      $22.78    12.32%       $ 43,206         1.20%            (0.12%)          128.34%
Year Ended December 31, 2006                      $24.99    12.04%       $ 42,375         1.19%             0.12%           104.59%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(b) For the period from March 5, 2002 (commencement of operations) through December 31, 2002.

(c) For the period from July 1, 2002 (commencement of operations) through December 31, 2002.

(d) For the period from April 28, 2003 (commencement of operations) through December 31, 2003.

(e)   Not annualized.

(f)   Annualized.

INFORMATION FROM NATIONWIDE FUNDS


Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION ("SEC")

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov

o     by electronic request to publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)


NATIONWIDE FUNDS GROUP


1200 River Road, Suite 1000
Conshohocken, PA 19428

                          THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-03213


              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                            (C)2007 Nationwide Funds Group. All rights reserved.

                                                                   PR-NSC [5/07]

NATIONWIDE Variable Insurance Trust

American Funds NVIT Funds

American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund


Fund PROSPECTUS


May 1, 2007


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


WWW.NATIONWIDEFUNDS.COM


                                              [NATIONWIDE LOGO]  NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

TABLE OF CONTENTS


       4    SECTION 1 - FUND SUMMARIES AND PERFORMANCE
            American Funds NVIT Growth Fund
            American Funds NVIT Global Growth Fund
            American Funds NVIT Growth-Income Fund
            American Funds NVIT Asset Allocation Fund
            American Funds NVIT Bond Fund

      20    SECTION 2 - FUND DETAILS
            Additional Information about Investments,
              Investment Techniques and Risks
            Selective Disclosure of Fund Holdings

      24    SECTION 3 - FUND MANAGEMENT
            Investment Adviser to the Master Funds
            Master-Feeder Service Provider to the Feeder Funds
            Portfolio Management of the Master Funds
            Additional Information about the Fund Managers

      27    SECTION 4 - INVESTING WITH NATIONWIDE FUNDS
            Choosing a Share Class
            Purchase Price
            Fair Valuation
            Selling Shares
            Restrictions on Sales
            Excessive or Short-Term Trading
            Monitoring of Trading Activity
            Restrictions on Transactions
            Distribution and Services Plan
            Revenue Sharing

      31    SECTION 5 - DISTRIBUTIONS AND TAXES
            Dividends and Distributions
            Tax Status

      32    SECTION 6 - FINANCIAL HIGHLIGHTS


                                                   AMERICAN FUNDS NVIT FUNDS | 1

American Funds NVIT Funds


A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. You will find details about how your variable insurance contract works in the accompanying variable insurance prospectus.


INTRODUCTION TO THE AMERICAN FUNDS NVIT FUNDS

This prospectus provides information about five funds (the "Funds") offered by Nationwide Variable Insurance Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. Each Fund's investment objective can be changed without shareholder approval. Use the Fund Summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in Section 2, Fund Details beginning on page 20. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts").

The Trust was formerly known as Gartmore Variable Insurance Trust ("GVIT") and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this prospectus.


A NOTE ABOUT SHARE CLASSES

This Prospectus provides information with respect to the following classes of shares of the Funds, which constitute all available share classes at this time:


AMERICAN FUNDS NVIT GROWTH FUND


o     Class II

o     Class VII


AMERICAN FUNDS NVIT GLOBAL GROWTH FUND


o     Class II

o     Class VII


AMERICAN FUNDS NVIT GROWTH-INCOME FUND

o     Class II

o     Class VII

AMERICAN FUNDS NVIT ASSET ALLOCATION FUND


o     Class II

o     Class VII


AMERICAN FUNDS NVIT BOND FUND


o     Class II

o     Class VII


The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 4, Investing with Nationwide Funds on page 27.


The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether one of these Funds is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Funds are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Fund prospectus which is provided to you along with the Fund prospectus.

MASTER-FEEDER MUTUAL FUND STRUCTURE


Each Fund described in this Prospectus operates as a "feeder fund" which means it does not buy individual securities directly. Instead, it invests all of its investment assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each a "Master Fund" and, collectively, the "Master Funds") is a series of American Funds Insurance Series(R) ("American Funds"). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. Nevertheless, investment of each Fund's assets in its corresponding Master Fund is not a fundamental policy of any Fund and a shareholder vote is not required for any Fund to withdraw its entire investment from its corresponding Master Fund. The differences in objectives and policies among each of the five Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.

As feeder funds, the Funds do not have an investment adviser of their own because each Fund's assets are invested directly in its respective Master Fund's portfolio which is managed by Capital Research and Management Company ("Capital Research"), the Master Funds' investment adviser. Under the master-feeder structure, however, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board would have to consider what action might be taken, including: (1) the investment of all the assets of the Fund in another pooled investment entity; (2) asking one of the investment adviser affiliates of Nationwide Fund Management LLC ("Nationwide"), the Fund's master-feeder service provider, to manage the Fund either directly or with a sub-adviser under an agreement between the Trust and Nationwide; (3) or taking any other appropriate action.


2 | AMERICAN FUNDS NVIT FUNDS

Nationwide, as the Funds' master-feeder service provider, will provide the non-investment management services for the Funds that are normally provided by a fund's investment adviser with the exception of providing investment advice. For example, Nationwide will provide necessary information to the Board to enable it to make decisions with respect to the investment of Fund assets in the Master Funds, including, for example, monitoring the ongoing investment performance of each Master Fund and providing information to the Board to enable the Board to fulfill oversight responsibilities in this regard. Additionally, Nationwide will provide the necessary analysis, reports and recommendations to the Board of Trustees of the Trust with respect to whether the Board should consider despoking from the Master Funds and recommendations for alternative managers. Nationwide will also monitor the Funds' other service providers and the level of fees related to each service provider in order to provide the Board with the necessary reports to perform their oversight of the Funds' service quality and fees. Nationwide will also coordinate with the Master Funds to ensure the Funds' compliance with regulatory requirements, including, but not limited to, distributing proxy materials to Fund shareholders, obtaining necessary information and materials for various filing requirements, and the composition and filing of Fund registration statements, shareholder reports and other disclosure materials. Additionally, Nationwide will coordinate with the Master Funds on the financial statements and reports for the Funds.

The Board of the Funds considered that the Funds will bear their own fund expenses as well as their pro rata share of each Fund's Master Fund fees and expenses. The Board noted however that it is anticipated that by investing in the Master Fund's portfolio, each of which has significant assets, each respective Fund will benefit from the economies of scale enjoyed by shareholders of each Master Fund, including breakpoints in advisory fees, which the Funds could not achieve on their own if they operated as stand alone funds. Therefore, it is anticipated that, despite paying the aggregate fees at the Fund level and at the Master Fund level as shareholders of their respective Master Funds, the aggregate fees and expenses should be less than if the respective Funds were operated as stand alone funds.

Because each Fund invests all of its assets in a Master Fund, the Fund and its shareholders will bear the fees and expenses of both the Fund and the Master Fund in which it invests, with the result that the Fund's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other NVIT Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Fund, will pay their proportionate share of the Master Fund's expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Funds. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Funds.


Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from the American Funds.

FUNDS AND MASTER FUNDS

Each Master Fund is a series of American Funds Insurance Series(R). Each Fund's corresponding Master Fund is listed below:


TRUST FEEDER FUND                                    AMERICAN FUNDS MASTER FUND
--------------------------------------------------------------------------------
American Funds NVIT Growth Fund                                     Growth Fund
--------------------------------------------------------------------------------
American Funds NVIT Global Growth Fund                       Global Growth Fund
--------------------------------------------------------------------------------
American Funds NVIT Growth-Income Fund                       Growth-Income Fund
--------------------------------------------------------------------------------
American Funds NVIT Asset Allocation Fund                 Asset Allocation Fund
--------------------------------------------------------------------------------
American Funds NVIT Bond Fund                                         Bond Fund
--------------------------------------------------------------------------------

The American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Growth-Income Fund, American Funds NVIT Asset Allocation Fund, and American Funds NVIT Bond Fund may each hereinafter be referred to as a "Feeder Fund" or collectively as the "Feeder Funds." Nationwide is considered the master-feeder service provider to the Feeder Funds under the master-feeder structure.


This Prospectus explains the investment objective, risks and strategy of each of the Funds of the Trust, which are identical to each Fund's respective Master Fund, offered in this Prospectus. Your copy of the Master Funds' prospectus also explains the Master Funds' investment objectives, strategies and risks.

                                                   AMERICAN FUNDS NVIT FUNDS | 3

SECTION 1 | American Funds NVIT Growth Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Growth Fund (the "Master Growth Fund"), a series of the American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment objective, the Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada.

The Master Growth Fund is designed for investors seeking capital appreciation principally through investment in stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss.


Investment of the Fund's assets in any master fund, including the Master Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Growth Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

o SELECTION - the portfolio managers of the Master Growth Fund may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.


o FOREIGN INVESTMENTS - the Master Growth Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. To the extent the Master Growth Fund invests in countries with emerging markets, the foreign securities risks may be magnified.


o GROWTH STYLE - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

o SMALL-CAP - the Master Growth Fund's investments in small cap companies may involve greater risks as smaller companies are less stable in price and less liquid than those of larger, more established companies.


o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund. You should also refer to the Master Growth Fund's prospectus that you received along with your Fund prospectus. Additionally, when you request a copy of the Fund's statement of additional information, you will also receive, free of charge, a copy of the Master Growth Fund's statement of additional information.


4 | AMERICAN FUNDS NVIT FUNDS

PERFORMANCE


Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provides an indication of the risks of investing in the Master Growth Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Growth Fund for the past 10 calendar years. The table shows the average annual total returns of Class 1 shares of the Master Growth Fund for certain time periods compared to the returns of a comparable broad-based securities index.

THE RETURNS IN BOTH THE CHART BELOW AND THE TABLE ARE THOSE OF THE MASTER GROWTH FUND ONLY, AND DO NOT INCLUDE THE IMPACT OF ADDITIONAL EXPENSES IMPOSED BY THE FUND AS A FEEDER FUND. IF THESE FEEDER FUND EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. The returns shown in the bar chart and table also do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER GROWTH FUND
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1997    1998    1999   2000     2001     2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 30.10%  35.56%  57.61%  4.72%  -17.93%  -24.27%  37.15%  12.75%  16.50%  10.48%


BEST QUARTER:   30.77% - 4TH QTR. OF 1999
WORST QUARTER: -27.12% - 3RD QTR. OF 2001

MASTER GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                          1 YR         5 YRS         10 YRS
--------------------------------------------------------------------------------
Class 1 shares(1)                        10.48%         8.55%         13.67%
--------------------------------------------------------------------------------
S&P 500 Index(2)                         15.78%         6.19%          8.42%
--------------------------------------------------------------------------------
Lipper Capital Appreciation
Funds Index(3)                           10.53%         5.78%          6.86%
--------------------------------------------------------------------------------
Lipper Growth Funds Index(4)             10.28%         4.66%          6.57%
--------------------------------------------------------------------------------

1 The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Growth Fund only.

2 The Standard & Poor's 500 ("S&P 500") Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3 The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

4 The Lipper Growth Funds Index is an equally weighted index of growth funds. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                   AMERICAN FUNDS NVIT FUNDS | 5

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


----------------------------------------------------------------------------------------
                                  FEEDER FUND     MASTER FUND            AGGREGATE
----------------------------------------------    ------------   -----------------------
                                     AMERICAN                              MASTER-
                                   FUNDS NVIT        AMERICAN         FEEDER TOTAL
                               GROWTH FUND(1)     GROWTH FUND         EXPENSES (3)
----------------------------------------------    ------------   -----------------------
                          CLASS II  CLASS VII      CLASS 1(2)    CLASS II    CLASS VII
----------------------------------------------    ------------   -----------------------
Management Fees              0.00%       0.00%           0.32%       0.32%        0.32%

Distribution and/or
Service (12b-1) Fees         0.25%       0.40%           0.00%       0.25%        0.40%

Other Expenses(4)            0.64%       0.62%           0.02%       0.66%        0.64%

Total Annual Fund
Operating Expenses           0.89%       1.02%           0.34%       1.23%        1.36%

Less Waiver/
Reimbursement(5)             0.15%       0.15%            N/A        0.15%        0.15%

Net Annual Fund
Operating Expenses           0.74%       0.87%           0.34%       1.08%        1.21%
----------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 Capital Research, the Master Growth Fund's investment adviser, began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this voluntary waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.


3 The table above reflects the aggregate expenses of both the Master Fund and the Fund.

4 "Other Expenses" for the Fund include administrative services fees which currently are 0.25% and 0.23% for Class II and Class VII shares, respectively, but which are permitted to be as high as 0.25% for both share classes. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class VII shares because the Fund does not currently sell Class VII shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.23% for Class VII shares.

5 Nationwide has entered into a contractual agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust, monitoring the ongoing investment performance of the Master Growth Fund, coordinating financial statements with those of the Master Growth Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 24 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2008 and may be renewed at that time.


EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                           1 YR     3 YRS    5 YRS       10 YRS
--------------------------------------------------------------------------------
Class II                                  $ 110     $ 375    $ 661      $ 1,475
--------------------------------------------------------------------------------
Class VII                                   123       416      730        1,622
--------------------------------------------------------------------------------


1 The Example reflects the aggregate expenses of both the Master Fund and the Fund.

6 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Global Growth Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Global Growth Fund (the "Master Global Growth Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Global Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies located around the world. The Fund is designed for investors seeking capital appreciation through stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investment of the Fund's assets in any master fund, including the Master Global Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Global Growth Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

o SELECTION - the portfolio managers of the Master Global Growth Fund may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.


o FOREIGN INVESTMENTS - the Master Global Growth Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. To the extent the Master Global Growth Fund invests in countries with emerging markets, the foreign securities risks may be magnified.


o GROWTH STYLE - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund. You should also refer to the Master Global Growth Fund's prospectus that you received along with your Fund prospectus. Additionally, when you request a copy of the Fund's statement of additional information, you will also receive, free of charge, a copy of the Master Global Growth Fund's statement of additional information.


PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.


The performance in the bar chart and table below provides an indication of the risks of investing in the Master Global Growth Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Global Growth Fund for the past 10 calendar years. The table shows the average annual total returns of Class 1 shares of the Master Global Growth Fund for certain time periods compared to the returns of a comparable broad-based securities index.

THE RETURNS IN BOTH THE CHART AND THE TABLE ON THE NEXT PAGE ARE THOSE OF THE MASTER GLOBAL GROWTH FUND ONLY, AND DO NOT INCLUDE THE IMPACT OF ADDITIONAL EXPENSES IMPOSED BY THE FUND AS A FEEDER FUND. IF THESE FEEDER FUND EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. The returns shown in the bar chart and table also do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


                                                   AMERICAN FUNDS NVIT FUNDS | 7

SECTION 1 | American Funds NVIT Global Growth Fund Summary and Performance
(CONT.)


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER GLOBAL GROWTH FUND (YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

 1998    1999      2000      2001      2002     2003     2004     2005     2006
--------------------------------------------------------------------------------
29.03%  70.01%   -18.71%   -13.99%   -14.46%   35.63%   13.80%   14.37%   20.73%


BEST QUARTER:        41.07% - 4TH QTR. OF 1999
WORST QUARTER:      -20.39% - 3RD QTR. OF 2001

MASTER GLOBAL GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                                         SINCE
                                                                     INCEPTION
                                             1 YR    5 YRS    (APRIL 30, 1997)
--------------------------------------------------------------------------------
Class 1 shares(1)                           20.73%   12.76%              12.17%
--------------------------------------------------------------------------------
MSCI World Index(2)                         20.65%   10.49%               7.97%
--------------------------------------------------------------------------------
Lipper Global
Funds Index(3)                              19.30%   10.38%               8.20%
--------------------------------------------------------------------------------

1 The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Global Growth Fund only.

2 The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures 23 major stock markets throughout the world, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3 The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. securities as well. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


--------------------------------------------------------------------------------------------
                                       FEEDER FUND    MASTER FUND                AGGREGATE
---------------------------------------------------   ------------   -----------------------
                                    AMERICAN FUNDS       AMERICAN                  MASTER-
                                       NVIT GLOBAL         GLOBAL             FEEDER TOTAL
                                    GROWTH FUND(1)    GROWTH FUND             EXPENSES (3)
---------------------------------------------------   ------------   -----------------------
                             CLASS II    CLASS VII     CLASS 1(2)    CLASS II    CLASS VII
---------------------------------------------------   ------------   -----------------------
Management Fees                  0.00%        0.00%          0.55%       0.55%        0.55%

Distribution and/or
Service (12b-1) Fees             0.25%        0.40%          0.00%       0.25%        0.40%

Other Expenses(3)                0.81%        0.83%          0.03%       0.84%        0.86%

Total Annual Fund
Operating Expenses               1.06%        1.23%          0.58%       1.64%        1.81%

Less Waiver/
Reimbursement(5)                 0.15%        0.15%           N/A        0.15%        0.15%

Net Annual Fund
Operating Expenses               0.91%        1.08%          0.58%       1.49%        1.66%
--------------------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.


3 The table above reflects the aggregate expenses of both the Master Fund and the Fund.

4 "Other Expenses" for the Fund include administrative services fees which currently are 0.23% and 0.25% for Class II and Class VII shares, respectively, but which are permitted to be as high as 0.25% for both share classes. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class II shares because the Fund does not currently sell Class II shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.51% for Class II shares.

5 Nationwide has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust, monitoring the ongoing investment performance of the Master Global Growth Fund, coordinating financial statements with those of the Master Global Growth Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 24 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2008 and may be renewed at that time.


8 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Global Growth Fund Summary and Performance
(CONT.)


EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                              1 YR    3 YRS    5 YRS     10 YRS
--------------------------------------------------------------------------------
Class II                                     $ 152    $ 503    $ 878    $ 1,931
--------------------------------------------------------------------------------
Class VII                                      169      555      966      2,114
--------------------------------------------------------------------------------


1 The Example reflects the aggregate expenses of both the Master Fund and the Fund.

                                                   AMERICAN FUNDS NVIT FUNDS | 9

SECTION 1 | American Funds NVIT Growth-Income Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Growth-Income Fund (the "Master Growth-Income Fund"), a series of the American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make shareholders' investments grow and provide income over time by investing primarily in common stock of companies or other securities that demonstrate the potential for appreciation and/or dividends. The Master Growth-Income Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States which are not included in the Standard & Poor's 500 Index. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.


In seeking to pursue its objective, the Master Growth-Income Fund seeks returns from both capital gains (i.e., an increase in the value of the stocks the Master Growth-Income Fund holds) as well as income generated by dividends paid by stock issuers. The Master Growth-Income Fund is not constrained by any particular investment style, and at any given time it may buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Master Growth-Income Fund, the portfolio managers analyze each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.


Investment of the Fund's assets in any master fund, including the Master Growth-Income Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the Master Growth-Income Fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Growth-Income Fund, the Fund may be affected by the following risks, among others:

o DIVIDEND RISK - Income provided by the Master Growth-Income Fund could be negatively affected by changes in the dividend policies of the companies in which the Master Growth-Income Fund invests and the capital resources those companies have available for making dividend payments.

o FOREIGN INVESTMENTS - the Master Growth-Income Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. To the extent the Master Growth-Income Fund invests in countries with emerging markets, the foreign securities risk may be magnified.

o GROWTH STYLE - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use a different investing style.

o SELECTION - the portfolio managers of the Master Growth-Income Fund may select securities that underperform the stock market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.


o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund. Additionally, when you request a copy of the Fund' statement of additional information, you will also receive, free of charge, a copy of the Master Growth-Income Fund's statement of additional information.


10 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Growth-Income Fund Summary and Performance
(CONT.)


PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.

The performance in the bar chart and table below provides an indication of the risks of investing in the Master Growth-Income Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Growth-Income Fund for the past 10 calendar years. The table shows the average annual total returns of Class 1 shares of the Master Growth-Income Fund for certain time periods compared to the returns of a comparable broad-based securities index.

THE RETURNS IN BOTH THE CHART BELOW AND THE TABLE ARE THOSE OF THE MASTER GROWTH-INCOME FUND ONLY, AND DO NOT INCLUDE THE IMPACT OF ADDITIONAL EXPENSES IMPOSED BY THE FUND AS A FEEDER FUND. IF THESE FEEDER FUND EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. The returns shown in the bar chart and table also do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER GROWTH-INCOME FUND (YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

  1997    1998    1999   2000   2001     2002     2003    2004   2005    2006
--------------------------------------------------------------------------------
 25.83%  18.37%  11.48%  8.24%  2.78%  -18.15%   32.76%  10.66%  6.08%   15.51%


BEST QUARTER:     18.92% - 4TH QTR. OF 1998
WORST QUARTER:   -18.64% - 3RD QTR. OF 2002


MASTER GLOBAL GROWTH-INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:


                                                         1 YR   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class 1 shares(1)                                       15.51%   8.06%   10.53%
--------------------------------------------------------------------------------
S&P 500 Index(2)                                        15.78%   6.19%    8.42%
--------------------------------------------------------------------------------
Lipper Growth and
Income Funds Index(3)                                    15.57%   7.59%   8.01%
--------------------------------------------------------------------------------


1 The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Growth-Income Fund.

2 The Standard & Poor ("S&P") 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3 The Lipper Growth and Income Funds Index is an equally weighted index of funds that combines a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes. Individuals cannot invest directly in an index.

                                                  AMERICAN FUNDS NVIT FUNDS | 11

SECTION 1 | American Funds NVIT Growth-Income Fund Summary and Performance
(CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


--------------------------------------------------------------------------------
                            FEEDER FUND      MASTER FUND        AGGREGATE
-------------------------------------------  ------------  ---------------------
                               AMERICAN         AMERICAN
                             FUNDS NVIT            FUNDS        MASTER AND
                                GROWTH-          GROWTH-      FEEDER TOTAL
                         INCOME FUND(1)      INCOME FUND      EXPENSES(3,4)
-------------------------------------------  ------------  ---------------------
                      CLASS II   CLASS VII    CLASS 1(2)   CLASS II  CLASS VII
------------------------------   ----------  ------------  --------  -----------
Management Fees           0.00%       0.00%         0.27%      0.27%      0.27%

Distribution and/or
Service (12b-1) Fees      0.25%       0.40%         0.00%      0.25%      0.40%

Other Expenses(5)         0.64%       0.64%         0.01%      0.65%      0.65%

Total Annual Fund
Operating Expenses        0.89%       1.04%         0.28%      1.17%      1.32%

Less Waiver/
Reimbursement(6)          0.15%       0.15%          N/A       0.15%      0.15%

Net Annual Fund
Operating Expenses        0.74%       0.89%         0.28%      1.02%      1.17%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 Capital Research, the Master Growth-Income Fund's investment adviser, began voluntarily waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this voluntary waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.

3 Expenses are estimated based on the Fund's projected average net assets for 2007. There are no actual fees or expenses for the Fund in 2006 because the Fund commenced operations after December 31, 2006.

4 The table above reflects the aggregate expenses of both the Master Growth-Income Fund and the Fund.


5 "Other Expenses" for the Fund include administrative services fees which currently are 0.25% for both share classes.

6 Nationwide has entered into a contractual agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust, monitoring the ongoing investment performance of the Master Growth-Income Fund, coordinating financial statements with those of the Master Growth-Income Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 24 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2008 and may be renewed at that time.


EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitation for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                                                   1 YR   3 YRS
--------------------------------------------------------------------------------
Class II                                                          $ 104   $ 357
--------------------------------------------------------------------------------
Class VII                                                           119     404
--------------------------------------------------------------------------------


1 The Example reflects the aggregate expenses of both the Master Fund and the Fund.

12 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Asset Allocation Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Asset Allocation Fund (the "Master Asset Allocation Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less), the combination of which will be varied from time to time in response to changing market and economic trends. The Master Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States which are not included in Standard & Poor's ("S&P") 500 Index, and up to 5% of its assets in debt securities of non-U.S. issuers. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality (commonly referred to as "junk bonds")).


In seeking to pursue its investment objective, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund's investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges: 40% - 80% in equity securities; 20% - 50% in debt securities; and 0% - 40% in money market instruments. As of December 31, 2006 the Master Asset Allocation Fund was approximately 69% invested in equity securities, 20% invested in debt securities and 11% invested in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the investment adviser's assessment of their relative attractiveness.


The Master Asset Allocation Fund is designed for investors seeking above-average total return.


Investment of the Fund's assets in any master fund, including the Master Asset Allocation Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Asset Allocation Fund, the Fund may be affected by the following risks, among others:

o PRICE VOLATILITY - the Fund could lose value if the individual securities in which the Master Asset Allocation Fund has invested or overall stock or bond markets in which they trade go down.

o SELECTION - the portfolio managers of the Master Asset Allocation Fund may select securities that underperform the stock or bond markets, the Fund's benchmark index, or other funds with similar investment objectives and strategies.

o LOWER RATED SECURITIES - refers to the possibility that the Master Asset Allocation Fund's investments in high-yield bonds and other lower rated securities or junk bonds will subject the Master Asset Allocation Fund to substantial risk of loss.


o FOREIGN INVESTMENTS - the Master Asset Allocation Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. To the extent the Master Asset Allocation Fund invests in countries with emerging markets, the foreign securities risks may be magnified.


                                                  AMERICAN FUNDS NVIT FUNDS | 13

SECTION 1 | American Funds NVIT Asset Allocation Fund Summary and Performance (CONT.)


o INTEREST RATE - the risk that the value of debt securities held by the Master Asset Allocation Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

o CREDIT - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Master Asset Allocation Fund owns. This risk is particularly high for lower quality debt securities.

o PREPAYMENT AND EXTENSION - certain bonds will be paid in full by the issuer more quickly than anticipated (prepayment). If this happens, the Master Asset Allocation Fund may be required to invest the proceeds in securities with lower yields. Conversely, when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated (extension), causing the value of these securities to fall.

o CALL AND REDEMPTION - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Master Asset Allocation Fund may be required to invest the proceeds in securities with lower yields.

o CASH POSITION - the Master Asset Allocation Fund may also hold a significant position in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings could negatively affect the Master Asset Allocation Fund's investment results in a period of rising market prices due to missed investment opportunities.


o MASTER-FEEDER STRUCTURE - other "feeder" funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund. You should also refer to the Master Asset Allocation Fund's prospectus that you received along with your Fund prospectus. Additionally, when you request a copy of the Fund's statement of additional information, you will also receive, free of charge, a copy of the Master Asset Allocation Fund's statement of additional information.


14 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Asset Allocation Fund Summary and Performance (CONT.)


PERFORMANCE

Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.


The performance in the bar chart and table below provides an indication of the risks of investing in the Master Asset Allocation Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Asset Allocation Fund for the past 10 calendar years. The table shows the average annual total returns of Class 1 shares of the Master Asset Allocation Fund for certain time periods compared to the returns of a comparable broad-based securities index.

THE RETURNS IN BOTH THE CHART BELOW AND THE TABLE ARE THOSE OF THE MASTER ASSET ALLOCATION FUND ONLY, AND DO NOT INCLUDE THE IMPACT OF ADDITIONAL EXPENSES IMPOSED BY THE FUND AS A FEEDER FUND. IF THESE FEEDER FUND EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. The returns shown in the bar chart and table also do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER ASSET ALLOCATION FUND (YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

   1997    1998   1999   2000   2001     2002    2003   2004   2005     2006
  ----------------------------------------------------------------------------
   20.49%  13.13%  7.25%  4.62%  0.77%  -12.19%  22.14%  8.50%  9.45%  14.96%


BEST QUARTER:    12.24% - 2ND QTR. OF 2003
WORST QUARTER:  -12.28% - 3RD QTR. OF 2002

MASTER ASSET ALLOCATION FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                         1 YR   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class 1 shares(1)                                       14.96%   7.93%    8.48%
--------------------------------------------------------------------------------
S&P 500 Index(2)                                        15.78%   6.19%    8.42%
--------------------------------------------------------------------------------

1 The Fund had not completed one full calendar year of operation as of the date of this prospectus. Performance information shown is that of the Master Asset Allocation Fund only.

2 The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                  AMERICAN FUNDS NVIT FUNDS | 15

SECTION 1 | American Funds NVIT Asset Allocation Fund Summary and Performance (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


--------------------------------------------------------------------------------
                               FEEDER FUND   MASTER FUND          AGGREGATE
-------------------------------------------  ------------  ---------------------
                                                AMERICAN
                            AMERICAN FUNDS         ASSET            MASTER-
                                NVIT ASSET    ALLOCATION       FEEDER TOTAL
                        ALLOCATION FUND(1)          FUND       EXPENSES (3)
-------------------------------------------  ------------  ---------------------
                      CLASS II   CLASS VII    CLASS 1(2)   CLASS II   CLASS VII
-------------------------------------------  ------------  ---------------------
Management Fees           0.00%       0.00%         0.32%      0.32%      0.32%

Distribution and/or
Service (12b-1) Fees      0.25%       0.40%         0.00%      0.25%      0.40%

Other Expenses(4)         0.59%       0.60%         0.01%      0.60%      0.61%

Total Annual Fund
Operating Expenses        0.84%       1.00%         0.33%      1.17%      1.33%

Less Waiver/
Reimbursement(5)          0.15%       0.15%          N/A       0.15%      0.15%

Net Annual Fund
Operating Expenses        0.69%       0.85%         0.33%      1.02%      1.18%
--------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.


3 The table above reflects the aggregate expenses of both the Master Fund and the Fund.

4 "Other Expenses" for the Fund include administrative services fees which currently are 0.24% and 0.25% for Class II and Class VII shares, respectively, but which are permitted to be as high as 0.25% for both share classes. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class II shares because the Fund does not currently sell Class II shares to insurance companies that charge the full amount permitted. If the full amount of administrative services fees were charged, total operating expenses would be 1.03% for Class II shares.

5 Nationwide has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory service, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust, monitoring the ongoing investment performance of the Master Asset Allocation Fund, coordinating financial statements with those of the Master Asset Allocation Fund, and distributing applicable documents and materials to Fund shareholders. See
      Section 3, Fund Management on page 24 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2008 and may be renewed at that time.


EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                               1 YR    3 YRS    5 YRS    10 YRS
--------------------------------------------------------------------------------
Class II                                      $ 104    $ 357    $ 629   $ 1,407
--------------------------------------------------------------------------------
Class VII                                       120      407      714     1,588
--------------------------------------------------------------------------------


1 The Example reflects the aggregate expenses of both the Master Fund and the Fund.

16 | AMERICAN FUNDS NVIT FUNDS

SECTION 1 | American Funds NVIT Bond Fund Summary and Performance


OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund invests all of its assets in the Class 1 shares of the Master Fund, the Bond Fund (the "Master Bond Fund"), a series of American Funds Insurance Series(R), a registered open-end investment company. In turn, the Master Bond Fund seeks to maximize an investor's level of current income and preserve the investor's capital. Under normal circumstances, the Master Bond Fund invests at least 80% of its assets in bonds. This policy is subject to change only upon 60 days' notice to shareholders.

The Master Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality (commonly referred to as "junk bonds"). The Master Bond Fund may invest in bonds of issuers domiciled outside the United States. The Master Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks.

The Master Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.


Investment of the Fund's assets in any master fund including, the Master Bond Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.


PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the fund manager's ability to assess economic conditions and investment opportunities.

Certain risks of investing in the Fund are identified below. If these risks materialize, an investor could lose money in the Fund.

Through its investment in the Master Bond Fund, the Fund may be affected by the following risks, among others:

o INTEREST RATE - generally, when interest rates go up, the value of debt securities goes down.

o CREDIT - an issuer of a bond or other debt security may be unable to pay the interest or principal when due. This risk is more pronounced with lower quality "junk" bonds and other lower rated bonds.


o LOWER RATED SECURITIES - refers to the possibility that the Master Bond Fund's investments in high-yield bonds and other lower rated securities or junk bonds will subject the Master Bond Fund to substantial risk of loss.


o CALL AND REDEMPTION - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Master Bond Fund may be required to invest the proceeds in securities with lower yields.

o SELECTION - the portfolio managers of the Master Bond Fund may select securities that underperform the bond market, the Fund's benchmark index, or other funds with similar investment objectives and strategies.


o FOREIGN INVESTMENTS - the Master Bond Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. To the extent the Master Bond Fund invests in countries with emerging markets, the foreign securities risks may be magnified.


o PREPAYMENT AND EXTENSION - certain bonds will be paid off by the issuer more quickly than anticipated (prepayment). If this happens, the Master Bond Fund may be required to invest the proceeds in securities with lower yields. Conversely, when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated (extension), causing the value of these securities to fall.

o CONVERTIBLE SECURITIES - risks resulting because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are debt securities, although they are subject to some stock market risk.


o MASTER-FEEDER STRUCTURE - Other "feeder" funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund. You should also refer to the Master Bond Fund's prospectus that you received along with your Fund prospectus. Additionally, when you request a copy of the Fund's statement of additional information, you will also receive, free of charge, a copy of the Master Bond Fund's statement of additional information.


                                                  AMERICAN FUNDS NVIT FUNDS | 17

PERFORMANCE


Performance information for the Fund is not provided because the Fund had not completed one full calendar year of operation as of the date of this prospectus.


The performance in the bar chart and table below provides an indication of the risks of investing in the Master Bond Fund, which are identical to the risks of investing in the Fund. The bar chart reflects changes in performance of Class 1 shares of the Master Bond Fund for the past 10 calendar years. The table shows the average annual total returns of Class 1 shares of the Master Bond Fund for certain time periods compared to the returns of a comparable broad-based securities index.

THE RETURNS IN BOTH THE CHART BELOW AND THE TABLE ARE THOSE OF THE MASTER BOND FUND ONLY, AND DO NOT INCLUDE THE IMPACT OF ADDITIONAL EXPENSES IMPOSED BY THE FUND AS A FEEDER FUND. IF THESE FEEDER FUND EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN. The returns shown in the bar chart and table also do not include charges that will be imposed by variable insurance contracts, although they have been restated to reflect the currently estimated fees and expenses of the Fund. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS 1 SHARES OF THE MASTER BOND FUND
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

     1997   1998   1999   2000   2001   2002    2003   2004   2005    2006
    ----------------------------------------------------------------------
    10.13%  4.37%  2.81%  5.22%  8.48%  4.26%  13.07%  6.04%  1.77%  7.31%


BEST QUARTER:           5.15% - 4TH QTR. OF 2002
WORST QUARTER:         -1.72% - 2ND QTR. OF 2004

MASTER BOND FUND
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                                          1 YR   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class 1 shares(1)                                         7.31%   6.42%   6.30%
--------------------------------------------------------------------------------
Citigroup BIG Bond Index(2)                               4.33%   5.10%   6.26%
--------------------------------------------------------------------------------

1 The Fund had not completed one full calendar year of operations as of the date of this prospectus. Performance information shown is that of the Master Bond Fund only.

2 The Citigroup Broad Investment Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed rate corporate bonds with a maturity of one year or longer. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


18 | AMERICAN FUNDS NVIT FUNDS

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class in which you invest.


-------------------------------------------------------------------------------
                               FEEDER FUND  MASTER FUND               AGGREGATE
------------------------------------------- ------------ ----------------------
                                               AMERICAN                 MASTER-
                            AMERICAN FUNDS         BOND            FEEDER TOTAL
                         NVIT BOND FUND(1)         FUND            EXPENSES (3)
------------------------------------------- ------------ ----------------------
                       CLASS II  CLASS VII   CLASS 1(2)  CLASS II    CLASS VII
------------------------------------------- ------------ ----------------------
Management Fees           0.00%      0.00%        0.42%     0.42%        0.42%

Distribution and/or
Service (12b-1) Fees      0.25%      0.40%        0.00%     0.25%        0.40%

Other Expenses(4)         0.69%      0.69%        0.01%     0.70%        0.70%

Total Annual Fund
Operating Expenses        0.94%      1.09%        0.43%     1.37%        1.52%

Less Waiver/
Reimbursement(5)          0.15%      0.15%         N/A      0.15%        0.15%

Net Annual Fund
Operating Expenses        0.79%      0.94%        0.43%     1.22%        1.37%
-------------------------------------------------------------------------------


1 Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 Capital Research, the Master Fund's investment adviser, began waiving 5% of its management fees on September 1, 2004. Beginning April 1, 2005, this waiver increased to 10% and will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total annual fund operating expenses do not reflect this waiver.


3 The table above reflects the aggregate expenses of both the Master Fund and the Fund.

4 "Other Expenses" for the Fund include administrative services fees which currently are 0.25% for both share classes.

5 Nationwide has entered into a written agreement with the Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund's adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees of the Trust, monitoring the ongoing investment performance of the Master Bond Fund, coordinating financial statements with those of the Master Bond Fund, and distributing applicable documents and materials to Fund shareholders. See Section 3, Fund Management on page 24 for a more complete description of the operational services. This agreement currently runs until at least May 1, 2008 and may be renewed at that time.


EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Fund with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                                 1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------------------------
Class II                                         $124    $419    $736    $1,633
--------------------------------------------------------------------------------
Class VII                                         139     466     815     1,800
--------------------------------------------------------------------------------


1 The Example reflects the aggregate expenses of both the Master Fund and the Fund.

                                                  AMERICAN FUNDS NVIT FUNDS | 19

SECTION 2 | Fund Details


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Master Funds may use other principal investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information ("SAI") for each of the Funds contains additional information about the Master Funds' other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Funds' SAI, you will also receive a copy of the Master Funds' SAI free of charge.


STOCK MARKET RISK - (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND AND MASTER ASSET ALLOCATION FUND) - The Master Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings,

o     production,

o     management,

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


FOREIGN SECURITIES RISK (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable or foreign securities; possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Master Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND AND MASTER ASSET ALLOCATION FUND) - In general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Master Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

DEPOSITARY RECEIPTS (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - The Master Funds invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

INTEREST RATE RISK (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Master Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Master Fund's investments to decline significantly.

CREDIT RISK (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - These Master Funds invest in fixed-income securities. As a result, these Master Funds are subject to the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Master Fund's investments. High-yield bonds are generally more exposed to credit risk than are investment-grade securities.


20 | AMERICAN FUNDS NVIT FUNDS

EVENT RISK (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - These Master Funds invest in fixed-income securities. As a result, these Master Funds are subject to the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,

o     the Federal Home Loan Banks,

o     the Federal National Mortgage Association ("FNMA"),


o     the Federal Home Loan Mortgage Corporation ("FHLMC"), or


o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Master Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - These fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Master Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


ASSET-BACKED SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Master Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Master Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.

HIGH YIELD BONDS AND OTHER LOWER-RATED SECURITIES (MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Investment in high yield bonds (often referred to as "junk bonds") and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, a Master Fund that invests in junk bonds is subject to the following risks:


o increased price sensitivity to changing interest rates and to adverse economic and business developments,

o     greater risk of loss due to default or declining credit quality,

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due, and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Master Fund.


REPURCHASE AGREEMENTS (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - When entering into a repurchase agreement, a Master Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Master Fund buys securities that the seller has agreed to buy back as a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Master Fund could experience delays in recovering amounts owed to it.



                                                  AMERICAN FUNDS NVIT FUNDS | 21

DERIVATIVES (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations,

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets,

o the Fund may suffer disproportionately heavy losses relative to the amount invested, and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


ZERO COUPON BONDS (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Zero coupon bonds pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest even though such interest payments are not actually being made. To avoid federal income tax liability, a Master Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND
FUND) - Floating-and variable-rate securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date.


Like other fixed income securities, floating and variable rate securities are subject to interest rate risk. Securities that are callable are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the proceeds may be required to invest in lower yielding securities that reduce a Fund's income. A Fund will only purchase a floating or variable rate security of the same quality as the debt securities it would otherwise purchase.


PREFERRED STOCK (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Preferred stocks are a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


CONVERTIBLE SECURITIES (MASTER BOND FUND) - Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


TEMPORARY INVESTMENTS (MASTER GROWTH FUND, MASTER GROWTH-INCOME FUND, MASTER GLOBAL GROWTH FUND, MASTER ASSET ALLOCATION FUND AND MASTER BOND FUND) - Each of the Master Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Master Fund's management believes that business, economic, political or financial conditions warrant, a Master Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities,

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,

o     prime quality commercial paper,

o repurchase agreements covering any of the securities in which the Fund may invest in directly, and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Master Fund from fully pursuing its investment objective, and the Master Fund may miss potential market upswings.

22 | AMERICAN FUNDS NVIT FUNDS

SELECTIVE DISCLOSURE OF FUND HOLDINGS

THE FUNDS


A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. However, under the master-feeder structure, each Fund's sole portfolio holding is shares in its corresponding Master Fund.


THE MASTER FUNDS


A description of the Master Funds' policies and procedures regarding the release of portfolio holdings information is available in the Master Funds' SAI. When you request a copy of a Feeder Fund's SAI, you will also receive, free of charge, a copy of the Master Fund's SAI. Under such policies and procedures, the Master Funds' complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (www.americanfunds.com) no earlier than the 10th day after the end of such calendar quarter. In addition, the Master Funds' list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after the end of such month.


                                                  AMERICAN FUNDS NVIT FUNDS | 23

SECTION 3 | Fund Management


INVESTMENT ADVISER TO THE MASTER FUNDS

Capital Research and Management Company ("Capital Research"), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in The American Funds Group. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment fund and business affairs of the Master Funds.

The Master Funds rely on the professional judgment of its investment adviser, Capital Research, to make decisions about the funds' portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.


The annual management fee paid to Capital Research for the year ended December 31, 2006, expressed as a percentage of each Master Fund's average daily net assets and not taking into account any applicable waivers, was as follows:

FUND                                                            MANAGEMENT FEE
--------------------------------------------------------------------------------
Master Growth Fund                                                        0.32%
--------------------------------------------------------------------------------
Master Global Growth Fund                                                 0.55%
--------------------------------------------------------------------------------
Master Growth-Income Fund                                                 0.27%
--------------------------------------------------------------------------------
Master Asset Allocation Fund                                              0.32%
--------------------------------------------------------------------------------
Master Bond Fund                                                          0.42%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Master Funds' Board of Trustees' approval of the investment advisory agreement for the Master Funds is available in the Master Funds' annual report to shareholders, for the fiscal year ended December 31, 2006. The Master Funds' Investment Company Act File numbers are 2-86838 and 811-3857.


MASTER-FEEDER SERVICE PROVIDER TO THE FEEDER FUNDS


Because each Fund invests all of its assets in a Master Fund which is managed by the Master Funds' investment adviser, the Funds do not have an investment adviser of their own. Nationwide Fund Management LLC ("Nationwide"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 serves as the master-feeder service provider for each of the Funds under the master-feeder structure. Consequently, Nationwide provides those non-investment management services typically provided as ancillary services by a fund's investment adviser. Nationwide was organized in 1999.

Nationwide will provide master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund;
(iii) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund's registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund's officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Fund's officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.


24 | AMERICAN FUNDS NVIT FUNDS

PORTFOLIO MANAGEMENT OF THE MASTER FUNDS

Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund's portfolio. Investment decisions are subject to the limits provided by a Master Fund's objectives and policies and the oversight of Capital Research's investment committee.

The Fund counselors primarily responsible for the day-to-day management of the Master Funds' portfolios are listed below:

AMERICAN GROWTH FUND TEAM MEMBERS


GORDON CRAWFORD is a senior vice president and director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 36 years. Mr. Crawford has been an equity portfolio counselor for the American Growth Fund for the past 13 years.

DONNALISA BARNUM is a senior vice president of Capital Research Company ("CRC"). Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 21 years. Ms. Barnum has been as an equity portfolio counselor for the American Growth Fund for the past four years.

RONALD B. MORROW is a senior vice president of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 10 years. Mr. Morrow has been an equity portfolio counselor for the American Growth Fund for the past four years.

GREGG E. IRELAND is a senior vice president of Capital Research. Mr. Ireland has been employed with Capital Research or its affiliates for the last 34 years. Mr. Ireland has been an equity portfolio counselor for the American Growth Fund for one year.

MICHAEL T. KERR is a vice president of Capital Research. Mr. Kerr has been employed with Capital Research or its affiliates for the last 22 years. Mr. Kerr has been an equity portfolio counselor for the American Growth Fund for two years.


AMERICAN GLOBAL GROWTH FUND TEAM MEMBERS


ROBERT W. LOVELACE is the Chairman of CRC. Mr. Lovelace has been employed with Capital Research or its affiliates for the last 22 years. Mr. Lovelace has been an equity portfolio counselor for the American Global Growth Fund since the inception of the Fund (10 years).

NICK J. GRACE is a senior vice president of CRC. Mr. Grace has been employed with Capital Research or its affiliates for 13 years. Mr. Grace has been an equity portfolio counselor for the American Global Growth Fund for the past five years.

STEVEN T. WATSON is a Senior Vice President and Director of CRC. Mr. Watson has been employed with Capital Research or its affiliates for 17 years. Mr. Watson has been an equity portfolio counselor for the American Global Growth Fund for the past five years.

PAUL A. WHITE is a senior vice president of CRC. Mr. White has been employed with Capital Research or its affiliates for the past eight years. Mr. White has been an equity portfolio counselor for the American Global Growth Fund for two years.

AMERICAN GROWTH-INCOME FUND TEAM MEMBERS

JAMES K. DUNTON is a senior vice president and director of Capital Research. Mr. Dunton has been employed in the investment management area of Capital Research or its affiliates for the past 45 years. Mr. Dunton has been a portfolio counselor for the American Growth-Income Fund for the past 23 years.

DONALD D. O'NEAL is a senior vice president of Capital Research. Mr. O'Neal has been an investment professional for the past 22 years. Mr. O'Neal has been a portfolio counselor for the American Growth-Income Fund for 2 years.

CLAUDIA P. HUNTINGTON is a senior vice president of Capital Research. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for the past 32 years. Ms. Huntington has been a portfolio counselor for the American Growth-Income Fund for the past 13 years.

J. BLAIR FRANK is a vice president of Capital Research. Mr. Frank has been employed by Capital Research or its affiliates from the past 14 years. Mr. Frank has been a portfolio counselor for the American Growth-Income Fund for one year.

C. ROSS SAPPENFIELD is a vice president of Capital Research. Mr. Sappenfield has been employed in the investment management area of Capital Research or its affiliates for the past 15 years. Mr. Sappenfield has been a portfolio counselor for the American Growth-Income Fund for the past eight years.


AMERICAN ASSET ALLOCATION FUND TEAM MEMBERS


ALAN N. BERRO is a Vice President of Capital Research. Mr. Berro has been employed with Capital Research or its affiliates for 16 years. Mr. Berro has been an equity portfolio counselor for the American Asset Allocation Fund for the past seven years.


                                                  AMERICAN FUNDS NVIT FUNDS | 25

SUSAN M. TOLSON is a Senior Vice President of CRC. Ms. Tolson has been employed with Capital Research or its affiliates for 17 years. Ms. Tolson has been a fixed-income portfolio counselor for the American Asset Allocation Fund for the past seven years.

MICHAEL T. KERR is a Vice President of Capital Research. Mr. Kerr has been employed with Capital Research or its affiliates for 22 years. Mr. Kerr has been an equity portfolio counselor for the American Asset Allocation Fund for two years.

JAMES R. MULALLY is a senior vice president of Capital International Limited. Mr. Mulally has been employed with Capital Research or its affiliates for the past 27 years. Mr. Mulally has been a fixed-income portfolio counselor for the American Asset Allocation Fund for one year.


AMERICAN BOND FUND TEAM MEMBERS


ABNER D. GOLDSTINE is a Senior Vice President and Director of Capital Research. Mr. Goldstine has been employed with Capital Research or its affiliates for 40 years. Mr. Goldstine has been a fixed-income portfolio counselor for the American Bond Fund since the Fund's inception (11 years).

JOHN H. SMET is a Senior Vice President of Capital Research. Mr. Smet has been employed with Capital Research or its affiliates for 24 years. Mr. Smet has been a fixed-income portfolio counselor for the American Bond Fund since the Fund's inception (11 years).

DAVID C. BARCLAY is a Senior Vice President of Capital Research. Mr. Barclay has been employed with Capital Research or its affiliates for 19 years. Mr. Barclay has been a fixed-income portfolio counselor for the American Bond Fund for the past nine years.

MARK H. DALZELL is a senior vice president of CRC. Mr. Dalzell has been employed with Capital Research or its affiliates for the past 19 years. Mr. Dalzell has been a fixed-income portfolio counselor for the American Bond Fund for two years.


ADDITIONAL INFORMATION ABOUT THE FUND MANAGERS


With respect to the individuals listed, the Funds' SAI (Appendix C) provides additional information about compensation, other accounts managed and ownership of securities in the Funds.


26 | AMERICAN FUNDS NVIT FUNDS

SECTION 4 | Investing with Nationwide Funds


CHOOSING A SHARE CLASS

Class II and Class VII shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliate life insurance companies (collectively, "Nationwide"), to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, provide additional services necessary for them to receive Rule 12b-1 fees for the sale of Class II and Class VII shares.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then invests its proceeds in its respective Master Fund which, in turn, buys securities for the Master Fund's portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.


The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds and the Master Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (formerly Gartmore Distribution Services, Inc.) ("NFD" or "Distributor"), an affiliate of Nationwide.


PURCHASE PRICE


The purchase price of each share of a Fund is its net asset value ("NAV") next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund's shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV per share of each class of each Fund is calculated by taking the NAV of the Master Fund, subtracting the Fund's liabilities attributable to the Fund, and dividing by the number of shares of that class that are outstanding. The NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) ("Close of Trading") on each day the Exchange is open for trading ("Business Day"). Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed

To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUATION

THE FUNDS

The NAV of each Fund is determined based upon the NAV of its corresponding Master Funds.

THE MASTER FUNDS

Each Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets are valued primarily on the basis of market quotations. However, the Master Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research, materially affect the value of the portfolio securities of a Master Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in a Master Fund.


Because certain of the Master Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Funds do not price their shares, the value of securities held in those Master Funds may change on days when you will not be able to purchase or redeem your Fund shares.


                                                  AMERICAN FUNDS NVIT FUNDS | 27

SELLING SHARES

THE FUNDS


Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.


THE MASTER FUNDS

Shares of the Master Funds are currently offered only to insurance company separate accounts and feeder funds that themselves are offered only to insurance company separate accounts. All such shares may be purchased or redeemed by the separate accounts or feeder funds at net asset values without any sales or redemption charges. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the separate accounts/feeder funds.

RESTRICTIONS ON SALES

THE FUNDS

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).


If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient fund management or would adversely affect the Fund.


THE MASTER FUNDS

All Master Funds shares may be purchased or redeemed at net asset values without any sales or redemption charges.


EXCESSIVE OR SHORT-TERM TRADING


THE FUNDS


The Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:


o     disrupt fund management strategies,

o     increase brokerage and other transaction costs, and

o negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small cap securities, high yield bonds, and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading.

The Funds' procedures are described below


MONITORING OF TRADING ACTIVITY


It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders' investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.


Subject to these limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder. Because the Funds are unable to monitor significant cash flows into and out of the Master Funds, the Funds rely on the Master Funds' policies and procedures with respect to trading activity, as described below.

28 | AMERICAN FUNDS NVIT FUNDS

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring the trading activity and complying with Fund requests.


RESTRICTIONS ON TRANSACTIONS

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the term and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, a Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

o restrict purchases or exchanges that it or its agents believe constitute excessive trading, and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

THE MASTER FUNDS

The Funds also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund. Frequent trading of a Master Fund's shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Funds.

The Master Funds and American Funds Distributors, Inc., the Master Funds' distributor, reserves the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Master Funds or American Funds Distributors, Inc. has determined could involve actual or potential harm to any fund may be rejected. Frequent trading of a Master Fund's shares may lead to increased costs to that fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The Master Funds' board of directors has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under the Master Funds "purchase blocking policy", any contract owner redeeming units representing a beneficial interest in any Master Fund having a value of $5,000 or more will be precluded from investing in units of beneficial interest in that Master Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by contract owners whose units are held on the books of insurance company separate accounts that have not adopted procedures to implement this policy or to redemptions by other registered investment companies sponsored by insurance companies.American Funds Service Company, the Master Funds' transfer agent, will work with the insurance companies to develop such procedures or other procedures that American Funds Service Company determines are reasonably designed to achieve the objective of the purchase blocking policy. At the time the insurance companies adopt these procedures, contract owners whose units are held on the books of such companies will be subject to this general purchase blocking policy. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the contract owner's account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of units representing a beneficial interest in a Master Fund having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfer of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the contract owner's account is able to identify the transaction as one of these types of transactions.

DISTRIBUTION AND SERVICES PLANS

THE FUNDS


BECAUSE THESE FEES ARE PAID OUT OF EACH FUND'S ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT OVER TIME AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF CHARGES.


                                                  AMERICAN FUNDS NVIT FUNDS | 29

DISTRIBUTION PLAN


In addition to expenses that may be imposed by variable insurance contracts, the Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class VII shares of a Fund and providing shareholder services. Under the Distribution Plan, the Funds pay the Distributor from its Class II and Class VII shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Fund's Class II shares' average daily net assets and 0.40% of each Fund's Class VII shares' average daily net assets.


ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Funds' Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class II Shares and Class VII Shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's assets on an on going basis, these fees will increase the cost of your investments over time and may cost you more than paying other types of sales charges.

THE MASTER FUNDS

The Master Funds do not charge a 12b-1 fee or an administrative services fee for the Class 1 shares in which the Funds invest.

REVENUE SHARING

THE FUNDS

The Funds do not have an investment adviser under this master-feeder structure. As it is a fund's investment adviser, or its affiliates, who typically make revenue sharing payments out of their legitimate profits to insurance companies, broker-dealers or other financial intermediaries for marketing, promotional or related services, there are no such payments made on behalf of the Funds at the feeder fund level.

THE MASTER FUNDS


Capital Research does not engage in revenue sharing with respect to the Master Funds.


30 | AMERICAN FUNDS NVIT FUNDS

SECTION 5 | Distributions and Taxes


THE FUNDS

DIVIDENDS AND DISTRIBUTIONS


Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. We automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.


TAX STATUS


The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed to the owners. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Contract owners should ask their own tax adviser for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.


Please refer to the Funds' SAI (and the Master Funds' SAI) for more information regarding the tax treatment of the Funds (and the Master Funds).

THE MASTER FUNDS


Each Master Fund has qualified, or intends to qualify, as a regulated investment company under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its net investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.

It is the Master Funds' policy to distribute to the shareholders (feeder funds and the insurance company separate accounts) all of its investment company taxable income and capital gain for each fiscal year.


SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF THE CONTRACTS AND DISTRIBUTIONS TO THE SEPARATE ACCOUNTS.

                                                  AMERICAN FUNDS NVIT FUNDS | 31

SECTION 6 | American Funds NVIT Growth Fund Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. Financial highlights for the American Funds NVIT Growth-Income Fund are not reflected since that Fund did not commence operations until the date of this Prospectus.

------------------------------------------------------------------------------------------------------------------------------------
                                                                         INVESTMENT ACTIVITIES                  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Net
                                                                             Realized and
SELECTED DATA                                       Net Asset          Net     Unrealized
FOR EACH SHARE                                         Value,   Investment          Gains   Total from          Net
OF CAPITAL                                       Beginning of       Income    (Losses) on   Investment   Investment           Total
OUTSTANDING                                            Period       (Loss)    Investments   Activities       Income   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2006 (b)                    $ 62.91         0.39           1.92         2.31        (0.40)          (0.40)
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December 31, 2006 (b)                    $ 62.91         0.60           1.66         2.26        (0.24)          (0.24)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                            Ratio        Ratio of        Investment
                                                                           of Net        Expenses     Income (Loss)
                                                   Net                 Investment       (Prior to         (Prior to
SELECTED DATA                                   Assets    Ratio of         Income      Reimburse-        Reimburse-
FOR EACH SHARE         Net Asset             at End of    Expenses      (Loss) to       ments) to         ments) to
OF CAPITAL            Value, End   Total        Period  to Average        Average     Average Net       Average Net       Portfolio
OUTSTANDING            of Period  Return        (000s)  Net Assets     Net Assets          Assets            Assets     Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
  31, 2006 (b)           $ 64.82    3.68%(c)  $ 74,804        0.74%(d)       1.90%(d)        0.91%(d)          1.72%(d)       35.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December
  31, 2006 (b)           $ 64.93    3.63%(c)  $      1        0.87%(d)       1.42%(d)        0.95%(d)          1.34%(d)       35.00%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)   Not annualized.

(d)   Annualized.


32 | AMERICAN FUNDS NVIT FUNDS

SECTION 6 | American Funds NVIT Global Growth Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                         INVESTMENT ACTIVITIES                 DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Net
                                                                              Realized and
SELECTED DATA                                        Net Asset          Net     Unrealized
FOR EACH SHARE                                          Value,   Investment          Gains   Total from
OF CAPITAL                                           Beginning       Income    (Losses) on   Investment   Return of           Total
OUTSTANDING                                          of Period       (Loss)    Investments   Activities     Capital   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2006 (b)                     $ 21.69         0.10           1.72         1.82       (0.16)          (0.16)
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December 31, 2006 (b)                     $ 21.69         0.06           1.75         1.81       (0.15)          (0.15)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of Net
                                                                           Ratio        Ratio of        Investment
                                                  Net                     of Net        Expenses     Income (Loss)
                                               Assets                 Investment       (Prior to         (Prior to
SELECTED DATA                                  at End    Ratio of         Income      Reimburse-        Reimburse-
FOR EACH SHARE          Net Asset                  of    Expenses      (Loss) to       ments) to         ments) to
OF CAPITAL             Value, End   Total      Period  to Average        Average         Average       Average Net        Portfolio
OUTSTANDING             of Period  Return      (000s)  Net Assets     Net Assets      Net Assets            Assets      Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
  31, 2006 (b)            $ 23.35   8.52%(c)  $45,992        0.91%(d)      (0.63%)(d)       1.16%(d)         (0.87%)(d)       31.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December
  31, 2006 (b)            $ 23.35   8.48%(c)  $     1        1.11%(d)       0.40%(d)        1.21%(d)          0.29%(d)        31.00%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)   Not annualized.

(d)   Annualized.


                                                  AMERICAN FUNDS NVIT FUNDS | 33

SECTION 6 | American Funds NVIT Asset Allocation Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                       INVESTMENT ACTIVITIES                   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Net Realized
SELECTED DATA                                     Net Asset          Net   and Unrealized
FOR EACH SHARE                                       Value,   Investment            Gains   Total from          Net
OF CAPITAL                                        Beginning       Income      (Losses) on   Investment   Investment           Total
OUTSTANDING                                       of Period       (Loss)      Investments   Activities       Income   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2006 (b)                  $ 17.92         0.36             0.66         1.02        (0.36)          (0.36)
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December 31, 2006 (b)                  $ 17.92         0.55             0.46         1.01        (0.30)          (0.30)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                             Ratio       Ratio of        Investment
                                                    Net                     of Net       Expenses     Income (Loss)
                                                 Assets                 Investment      (Prior to         (Prior to
SELECTED DATA           Net Asset                at End    Ratio of         Income     Reimburse-        Reimburse-
FOR EACH SHARE             Value,                    of    Expenses      (Loss) to      ments) to         ments) to
OF CAPITAL                 End of   Total        Period  to Average        Average        Average       Average Net       Portfolio
OUTSTANDING                Period  Return        (000s)  Net Assets     Net Assets     Net Assets            Assets     Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
   31, 2006 (b)           $ 18.58    5.69%(c)  $162,749        0.69%(d)       6.18%(d)       0.86%(d)          6.00%(d)       38.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December
   31, 2006 (b)           $ 18.63    5.64%(c)  $      1        0.80%(d)       4.51%(d)       0.87%(d)          4.43%(d)       38.00%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)   Not annualized.

(d)   Annualized.


34 | AMERICAN FUNDS NVIT FUNDS

SECTION 6 | American Funds NVIT Bond Fund Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES                        DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Net
                                                                Realized and
SELECTED DATA                          Net Asset          Net     Unrealized
FOR EACH SHARE                            Value,   Investment          Gains   Total from          Net
OF CAPITAL                             Beginning       Income    (Losses) on   Investment   Investment   Return of           Total
OUTSTANDING                            of Period       (Loss)    Investments   Activities       Income     Capital   Distributions
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December 31, 2006 (b)        $11.45         0.38           0.21         0.59        (0.14)      (0.18)          (0.32)
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December 31, 2006 (b)        $11.45         0.38           0.20         0.58        (0.14)      (0.17)          (0.31)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             RATIO/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Ratio of Net
                                                                                         Ratio of        Investment
                                                                            Ratio        Expenses     Income (Loss)
                          Net                   Net                        of Net       (Prior to         (Prior to
SELECTED DATA           Asset                Assets    Ratio of        Investment      Reimburse-        Reimburse-
FOR EACH SHARE         Value,                at End    Expenses     Income (Loss)       ments) to         ments) to
OF CAPITAL             End of   Total     of Period  to Average        to Average     Average Net       Average Net      Portfolio
OUTSTANDING            Period  Return        (000s)  Net Assets        Net Assets          Assets            Assets     Turnover(a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS II SHARES
Period Ended December
  31, 2006 (b)         $11.72    5.30%(c)   $33,673        0.79%(d)          0.47%(d)        0.97%(d)          0.29%(d)       57.00%
------------------------------------------------------------------------------------------------------------------------------------
CLASS VII SHARES
Period Ended December
  31, 2006 (b)         $11.72    5.21%(c)   $     1        1.13%(d)          4.83%(d)        1.38%(d)          4.57%(d)       57.00%
------------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) For the period from May 1, 2006 (commencement of operations) through December 31, 2006.

(c)   Not annualized.

(d)   Annualized.


                                                  AMERICAN FUNDS NVIT FUNDS | 35

INFORMATION FROM AMERICAN FUNDS NVIT FUNDS

Please read this prospectus (and the accompanying Master Funds' prospectus) before you invest, and keep them with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents
- which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information for the Funds (incorporated by reference into this prospectus)

o Annual Reports for the Funds (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports for the Funds


To obtain a document free of charge, call 800 848-6331 or contact your variable insurance provider. Because these Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds Group does not make their Prospectuses or Statements of Additional Information available on its website.

When you request a copy of the Funds' SAI, you will also receive, free of charge, a copy of the Master Funds' SAI.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation), or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

NATIONWIDE FUNDS GROUP
1200 River Road, Suite 1000
Conshohocken, PA 19428

                 THE TRUST'S INVESTMENT COMPANY ACT FILE NOS.: 2-73024, 811-3213

           THE MASTER FUNDS' INVESTMENT COMPANY ACT FILE NOS.: 2-86838, 811-3857

              The Nationwide framemark is a federally registered service mark of
                  Nationwide Mutual Insurance Company. ON YOUR SIDE is a service mark of Nationwide Mutual Insurance Company.

                           (C) 2007 Nationwide Funds Group. All rights reserved.

                                                                PR-NVIT-AMF 5/07

              THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007

                       NATIONWIDE VARIABLE INSURANCE TRUST



FEDERATED NVIT HIGH INCOME BOND FUND (formerly FEDERATED GVIT HIGH INCOME BOND
   FUND)
GARTMORE NVIT DEVELOPING MARKETS FUND (formerly GARTMORE GVIT DEVELOPING MARKETS
   FUND)
GARTMORE NVIT EMERGING MARKETS FUND (formerly GARTMORE GVIT EMERGING MARKETS
   FUND)
GARTMORE NVIT GLOBAL UTILITIES FUND (formerly GARTMORE GVIT UTILITIES FUND) GARTMORE NVIT INTERNATIONAL GROWTH FUND (formerly GARTMORE GVIT INTERNATIONAL
   GROWTH FUND)
GARTMORE NVIT WORLDWIDE LEADERS FUND (formerly GARTMORE GVIT WORLDWIDE LEADERS
   FUND)
NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND (formerly GARTMORE GVIT GLOBAL
   FINANCIAL SERVICES FUND)
NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND (formerly GARTMORE GVIT HEALTH
   SCIENCES FUND)
NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND (formerly GARTMORE
   GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND)
NATIONWIDE NVIT GOVERNMENT BOND FUND (formerly GARTMORE GVIT GOVERNMENT BOND
   FUND)
NATIONWIDE NVIT GROWTH FUND (formerly GARTMORE GVIT GROWTH FUND)
NATIONWIDE NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (formerly GARTMORE GVIT
   INVESTOR DESTINATIONS AGGRESSIVE FUND)
NATIONWIDE NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (formerly
   GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND)
NATIONWIDE NVIT INVESTOR DESTINATIONS MODERATE FUND (formerly GARTMORE GVIT
   INVESTOR DESTINATIONS MODERATE FUND)
NATIONWIDE NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (formerly
   GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND)
NATIONWIDE NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (formerly GARTMORE GVIT
   INVESTOR DESTINATIONS CONSERVATIVE FUND)
NATIONWIDE NVIT MID CAP GROWTH FUND (formerly GARTMORE GVIT MID CAP GROWTH FUND) NATIONWIDE NVIT MONEY MARKET FUND (formerly GARTMORE GVIT MONEY MARKET FUND) NATIONWIDE NVIT MONEY MARKET FUND II (formerly GARTMORE GVIT MONEY MARKET
   FUND II)
NATIONWIDE NVIT U.S. GROWTH LEADERS FUND (formerly GARTMORE GVIT U.S. GROWTH
   LEADERS FUND)
NATIONWIDE MULTI-MANAGER NVIT SMALL COMPANY FUND (formerly GVIT SMALL COMPANY
   FUND)
NATIONWIDE MULTI-MANAGER NVIT SMALL CAP GROWTH FUND (formerly GVIT SMALL CAP
   GROWTH FUND)
NATIONWIDE MULTI-MANAGER NVIT SMALL CAP VALUE FUND (formerly GVIT SMALL CAP
   VALUE FUND)
NVIT NATIONWIDE FUND (formerly GARTMORE GVIT NATIONWIDE FUND)
NVIT NATIONWIDE LEADERS FUND (formerly GARTMORE GVIT NATIONWIDE LEADERS FUND) NVIT BOND INDEX FUND (formerly GVIT BOND INDEX FUND)
NVIT ENHANCED INCOME FUND (formerly GVIT ENHANCED INCOME FUND)
NVIT INTERNATIONAL INDEX FUND (formerly GVIT INTERNATIONAL INDEX FUND)
NVIT INTERNATIONAL VALUE FUND (formerly GVIT INTERNATIONAL VALUE FUND)
NVIT MID CAP INDEX FUND (formerly GVIT MID CAP INDEX FUND)
NVIT S&P 500 INDEX FUND (formerly GVIT S&P 500 INDEX FUND)
NVIT SMALL CAP INDEX FUND (formerly GVIT SMALL CAP INDEX FUND)
JP MORGAN NVIT BALANCED FUND (formerly J.P. MORGAN GVIT BALANCED FUND)
VAN KAMPEN NVIT COMSTOCK VALUE FUND (formerly VAN KAMPEN GVIT COMSTOCK VALUE
   FUND)
VAN KAMPEN NVIT MULTI SECTOR BOND FUND (formerly VAN KAMPEN GVIT MULTI-SECTOR
   BOND FUND)

         Nationwide Variable Insurance Trust (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 40 series. This Statement of Additional Information relates to the 35 series of the Trust (each, a "Fund" and collectively, the "Funds") listed above.

         This Statement of Additional Information is not a prospectus but this Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

         o Van Kampen NVIT Comstock Value Fund, NVIT International Value Fund, Federated NVIT High Income Bond Fund, JPMorgan NVIT Balanced Fund, and Van Kampen NVIT Multi Sector Bond Fund dated May 1, 2007.

         o Nationwide Multi-Manager NVIT Small Cap Value Fund, Nationwide Multi-Manager NVIT Small Company Fund, and Nationwide Multi-Manager NVIT Small Cap Growth Fund dated May 1, 2007.

         o NVIT Nationwide Fund, Nationwide NVIT Growth Fund, and Nationwide NVIT Mid Cap Growth Fund dated May 1, 2007.

         o NVIT Enhanced Income Fund, Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market Fund, and Nationwide NVIT Money Market Fund II dated May 1, 2007.

         o Nationwide NVIT Global Financial Services Fund, Nationwide NVIT Global Health Sciences Fund, Nationwide NVIT Global Technology and Communications Fund and Gartmore NVIT Global Utilities Fund dated May 1, 2007.

         o Gartmore NVIT Emerging Markets Fund and Gartmore NVIT International Growth Fund dated May 1, 2007.

         o NVIT Nationwide Leaders Fund, Nationwide NVIT U.S. Growth Leaders Fund and Gartmore NVIT Worldwide Leaders Fund, dated May 1, 2007.

         o Nationwide NVIT Investor Destinations Aggressive Fund, Nationwide NVIT Investor Destinations Moderately Aggressive Fund, Nationwide NVIT Investor Destinations Moderate Fund, Nationwide NVIT Investor Destinations Moderately Conservative Fund and Nationwide NVIT Investor Destinations Conservative Fund (collectively the "NVIT Investor Destinations Funds") dated May 1, 2007.

         o        Gartmore NVIT Developing Markets Fund dated May 1, 2007.

         o NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund dated May 1, 2007.

         o        NVIT Mid Cap Index Fund dated May 1, 2007.

         Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
General Information and History ...........................................   1
Additional Information on Portfolio Instruments and Investment Policies ...   2
Description of Portfolio Instruments and Investment Policies ..............  20
Investment Restrictions ...................................................  56
Major Shareholders ........................................................  62
Disclosure of Portfolio Holdings ..........................................  79
Trustees and Officers of the Trust ........................................  80
Investment Advisory and Other Services ....................................  90
Brokerage Allocations ..................................................... 113
Purchases, Redemptions and Pricing of Shares .............................. 119
Performance Advertising ................................................... 121
Additional Information .................................................... 122
Tax Status ................................................................ 124
Other Tax Consequences .................................................... 127
Tax Consequences to Shareholders .......................................... 128
Financial Statements ...................................................... 128
Appendix A - Debt Ratings ................................................. A-1
Appendix B - Proxy Voting Guidelines Summaries ............................ B-1
Appendix C - Portfolio Managers ........................................... C-1

GENERAL INFORMATION AND HISTORY

         Nationwide Variable Insurance Trust, formerly Gartmore Variable Insurance Trust and, before that, Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended on May 2, 2005. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 40 separate series, each with its own investment objective.

         The Trust was formerly known as Gartmore Variable Insurance Trust and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this Statement of Additional Information. The prior name of each Fund is listed on the facing page of this statement of additional information.

         The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"):

         Van Kampen NVIT Comstock Value Fund,
         NVIT International Value Fund,
         NVIT Mid Cap Index Fund,
         Federated NVIT High Income Bond Fund,
         Gartmore NVIT Developing Markets Fund,
         Gartmore NVIT Emerging Markets Fund,
         Nationwide NVIT Government Bond Fund,
         Nationwide NVIT Growth Fund,
         Gartmore NVIT International Growth Fund,
         Nationwide NVIT Mid Cap Growth Fund,
         Nationwide NVIT Money Market Fund,
         Nationwide NVIT Money Market Fund II,
         NVIT Nationwide Fund,
         NVIT Bond Index Fund,
         NVIT Enhanced Income Fund,
         NVIT International Index Fund,
         NVIT Small Cap Index Fund,
         NVIT S&P 500 Index Fund,
         Nationwide Multi-Manager NVIT Small Cap Growth Fund,
         Nationwide Multi-Manager NVIT Small Cap Value Fund,
         Nationwide Multi-Manager NVIT Small Company Fund,
         JP Morgan NVIT Balanced Fund, and
         Van Kampen NVIT Multi Sector Bond Fund.

         The following Funds are not diversified funds as defined in the 1940
         Act:

         Nationwide NVIT Global Financial Services Fund,
         Nationwide NVIT Global Health Sciences Fund,
         Nationwide NVIT Global Technology and Communications Fund, Gartmore NVIT Global Utilities Fund,
         NVIT Nationwide Leaders Fund,
         Nationwide NVIT U.S. Growth Leaders Fund,
         Gartmore NVIT Worldwide Leaders Fund, and each of the NVIT Investor Destinations Funds.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES - ALL FUNDS

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

With respect to the NVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each NVIT Investor Destinations Fund, including their respective Underlying Funds.

                                                                                          NATIONWIDE    NATIONWIDE
                                                                                            MULTI-        MULTI-
                                                               NATIONWIDE      NVIT        MANAGER        MANAGER
                                           NATIONWIDE            NVIT         MID CAP     NVIT SMALL    NVIT SMALL
   TYPE OF INVESTMENT OR TECHNIQUE         NVIT GROWTH       MID CAP GROWTH    INDEX       COMPANY      CAP GROWTH
----------------------------------------  -------------     ----------------  --------   ------------  ------------
U.S. common stocks                                 Y              Y              Y             Y            Y
Preferred stocks                                   Y              Y              Y             Y            Y
Small company stocks                               Y              Y              Y             Y            Y
Special situation companies                        Y              Y              Y             Y            Y
Illiquid securities                                Y              Y              Y             Y            Y
Restricted securities                              Y              Y              Y             Y            Y
When-issued / delayed-delivery securities          Y              Y              Y             Y            Y
Limited liability companies                                                                    Y
Investment companies                               Y              Y              Y             Y            Y
Real Estate Investment Trusts (REITs)                             Y              Y             Y            Y
Securities of foreign issuers                      Y              Y              Y             Y            Y
Depositary receipts                                Y              Y              Y             Y            Y
Securities from developing
   countries/emerging markets                                                                  Y            Y
Convertible securities                             Y              Y              Y             Y            Y
Long-term debt                                                                   Y             Y            Y
Long-term debt when originally issued but
   with less than 397 days remaining to
   maturity                                        Y                             Y             Y            Y
Short-term debt                                    Y              Y              Y             Y            Y
Floating and variable rate securities              Y              Y              Y             Y            Y
Zero coupon securities                                            Y              Y             Y            Y
Step-coupon securities
Pay-in-kind bonds                                                                Y                          Y
Deferred payment securities                                                      Y                          Y
Brady bonds
Non-investment grade debt                                                        Y             Y            Y
Loan participations and assignments                Y              Y              Y             Y            Y
Sovereign debt (foreign) (denominated in
U.S. $)                                                                                        Y
Foreign commercial paper(denominated in
U.S. $)                                            Y                                           Y
Duration
U.S. Government securities                         Y              Y              Y             Y            Y
Money market instruments                           Y              Y              Y             Y            Y
Mortgage-backed securities                                                       Y

                                                              NATIONWIDE                     VAN
                                                                MULTI-       GARTMORE       KAMPEN
                                                               MANAGER         NVIT          NVIT
                                                              NVIT SMALL     WORLDWIDE     COMSTOCK       NVIT
TYPE OF INVESTMENT OR TECHNIQUE                               CAP VALUE      LEADERS        VALUE      NATIONWIDE
-----------------------------------------------------------  ------------  -------------  ----------  ------------
U.S. common stocks                                                Y             Y             Y            Y
Preferred stocks                                                  Y             Y             Y            Y
Small company stocks                                              Y             Y             Y            Y
Special situation companies                                       Y             Y             Y            Y
Illiquid securities                                               Y             Y             Y            Y
Restricted securities                                             Y             Y             Y            Y
When-issued / delayed-delivery securities                         Y             Y             Y            Y
Limited liability companies                                                                   Y
Investment companies                                              Y             Y             Y            Y
Real Estate Investment Trusts (REITs)                             Y             Y             Y            Y
Securities of foreign issuers                                     Y             Y             Y            Y
Depositary receipts                                               Y             Y             Y            Y
Securities from developing countries/emerging markets                           Y             Y
Convertible securities                                            Y             Y             Y            Y
Long-term debt                                                    Y                           Y
Long-term debt when originally issued but with less than
   397 days remaining to maturity                                 Y                           Y            Y
Short-term debt                                                   Y             Y             Y            Y
Floating and variable rate securities                             Y             Y             Y            Y
Zero coupon securities                                                          Y             Y
Step-coupon securities                                                                        Y
Pay-in-kind bonds                                                                             Y
Deferred payment securities                                                                   Y
Brady bonds
Non-investment grade debt                                                                     Y
Loan participations and assignments                               Y             Y             Y            Y
Sovereign debt (foreign) (denominated in U.S. $)                                Y
Foreign commercial paper(denominated in U.S. $)                                 Y             Y            Y
Duration                                                                        Y
U.S. Government securities                                        Y             Y             Y            Y
Money market instruments                                          Y             Y             Y            Y
Mortgage-backed securities

                                                                       NATIONWIDE     VAN KAMPEN        FEDERATED
                                                                          NVIT           NVIT              NVIT
                                                       JP MORGAN       GOVERNMENT     MULTI SECTOR      HIGH INCOME
TYPE OF INVESTMENT OR TECHNIQUE                      NVIT BALANCED        BOND           BOND             BOND
------------------------------------------------    ---------------   ------------   --------------    -------------
U.S. common stocks                                         Y                                               Y
Preferred stocks                                           Y                                               Y
Small company stocks                                                                                       Y
Special situation companies                                                                                Y
Illiquid securities                                        Y               Y               Y               Y
Restricted securities                                      Y               Y               Y               Y
When-issued / delayed-delivery securities                  Y               Y               Y               Y
Limited liability companies                                                                                Y
Investment companies                                       Y               Y               Y               Y
Real Estate Investment Trusts (REITs)                      Y                               Y               Y
Securities of foreign issuers                              Y               Y               Y               Y
Depositary receipts                                        Y                               Y               Y
Securities from developing countries/emerging
   markets                                                 Y                               Y               Y
Convertible securities                                     Y               Y               Y               Y
Long-term debt                                             Y               Y               Y               Y
Long-term debt when originally issued but with
   less  than 397 days remaining to maturity               Y               Y               Y               Y
Short-term debt                                            Y               Y               Y               Y
Floating and variable rate securities                      Y               Y               Y               Y
Zero coupon securities                                     Y               Y               Y               Y
Step-coupon securities                                                                     Y               Y
Pay-in-kind bonds                                          Y                               Y               Y
Deferred payment securities                                Y                               Y               Y
Brady bonds                                                Y                               Y
Non-investment grade debt                                  Y                               Y               Y
Loan participations and assignments                        Y               Y               Y               Y
Sovereign debt (foreign) (denominated in U.S. $)           Y               Y               Y               Y
Foreign commercial paper(denominated in U.S. $)            Y                               Y               Y
Duration                                                                   Y               Y               Y
U.S. Government securities                                 Y               Y               Y               Y
Money market instruments                                   Y               Y               Y               Y
Mortgage-backed securities                                 Y               Y               Y               Y







                                       4

                                                                                     NATIONWIDE         NATIONWIDE
                                                                                        NVIT               NVIT
             TYPE OF INVESTMENT OR TECHNIQUE                                        MONEY MARKET      MONEY MARKET II
-------------------------------------------------------------------------------    --------------    -----------------
U.S. common stocks
Preferred stocks
Small company stocks
Special situation companies
Illiquid securities                                                                        Y               Y
Restricted securities                                                                      Y               Y
When-issued / delayed-delivery securities                                                  Y               Y
Limited liability companies
Investment companies                                                                       Y               Y
Real Estate Investment Trusts (REITs)
Securities of foreign issuers                                                              Y               Y
Depositary receipts
Securities from developing countries/emerging markets
Convertible securities
Long-term debt
Long-term debt when originally issued but with less  than 397 days remaining to
   maturity                                                                                Y               Y
Short-term debt                                                                            Y               Y
Floating and variable rate securities                                                      Y               Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments                                                        Y               Y
Sovereign debt (foreign) (denominated in U.S. $)                                           Y               Y
Foreign commercial paper(denominated in U.S. $)                                            Y               Y
Duration
U.S. Government securities                                                                 Y               Y
Money market instruments                                                                   Y               Y
Mortgage-backed securities                                                                 Y               Y

                                                    NATIONWIDE NVIT      NATIONWIDE      GARTMORE        GARTMORE
                                                   GLOBAL TECHNOLOGY        NVIT           NVIT            NVIT
                                                         AND           GLOBAL HEALTH     EMERGING      INTERNATIONAL
      TYPE OF INVESTMENT OR TECHNIQUE              COMMUNICATIONS        SCIENCES        MARKETS          GROWTH
------------------------------------------------  -------------------  --------------  ------------  -----------------
U.S. common stocks                                        Y                 Y               Y               Y
Preferred stocks                                          Y                 Y               Y               Y
Small company stocks                                      Y                 Y               Y               Y
Special situation companies                               Y                 Y               Y               Y
Illiquid securities                                       Y                 Y               Y               Y
Restricted securities                                     Y                 Y               Y               Y
When-issued / delayed-delivery securities                 Y                 Y               Y               Y
Limited liability companies                                                                 Y               Y
Investment companies                                      Y                 Y               Y               Y
Real Estate Investment Trusts (REITs)                     Y                 Y               Y               Y
Securities of foreign issuers                             Y                 Y               Y               Y
Depositary receipts                                       Y                 Y               Y               Y
Securities from developing countries/emerging
   markets                                                Y                 Y               Y               Y
Convertible securities                                    Y                 Y               Y               Y
Long-term debt                                                                              Y               Y
Long-term debt when originally issued but with
   less  than 397 days remaining to maturity                                                Y               Y
Short-term debt                                           Y                 Y               Y               Y
Floating and variable rate securities                     Y                 Y               Y               Y
Zero coupon securities                                                                      Y               Y
Step-coupon securities                                                                      Y               Y
Pay-in-kind bonds                                                                           Y               Y
Deferred payment securities                                                                 Y               Y
Brady bonds                                                                                 Y               Y
Non-investment grade debt                                                                   Y               Y
Loan participations and assignments                       Y                 Y               Y               Y
Sovereign debt (foreign) (denominated in U.S. $)                                            Y               Y
Foreign commercial paper (denominated in U.S. $)                            Y               Y               Y
Duration                                                                                    Y               Y
U.S. Government securities                                Y                 Y               Y               Y
Money market instruments                                  Y                 Y               Y               Y
Mortgage-backed securities                                                                  Y               Y

                                                  NATIONWIDE        NATIONWIDE      NATIONWIDE     NATIONWIDE
                                                     NVIT              NVIT            NVIT           NVIT
                                               GLOBAL FINANCIAL       GLOBAL        NATIONWIDE     U.S. GROWTH
      TYPE OF INVESTMENT OR TECHNIQUE              SERVICES          UTILITIES       LEADERS        LEADERS
-------------------------------------------   -------------------  --------------  ------------  ---------------
U.S. common stocks                                  Y                  Y             Y              Y
Preferred stocks                                    Y                  Y             Y              Y
Small company stocks                                Y                  Y             Y              Y
Special situation companies                         Y                  Y             Y              Y
Illiquid securities                                 Y                  Y             Y              Y
Restricted securities                               Y                  Y             Y              Y
When-issued / delayed-delivery securities           Y                  Y             Y              Y
Limited liability companies
Investment companies                                Y                  Y             Y              Y
Real Estate Investment Trusts (REITs)               Y                  Y
Securities of foreign issuers                       Y                  Y             Y              Y
Depositary receipts                                 Y                  Y             Y              Y
Securities from developing
   countries/emerging markets                       Y                  Y                            Y
Convertible securities                              Y                  Y             Y              Y
Long-term debt                                      Y                  Y                            Y
Long-term debt when originally issued but
   with less  than 397 days remaining to
   maturity                                         Y                  Y             Y              Y
Short-term debt                                     Y                  Y             Y              Y
Floating and variable rate securities               Y                  Y             Y              Y
Zero coupon securities                              Y                  Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities                         Y                  Y
Brady bonds                                         Y                  Y
Non-investment grade debt                                                                           Y
Loan participations and assignments                 Y                  Y             Y              Y
Sovereign debt (foreign) (denominated in
   U.S. $)
Foreign commercial paper (denominated in
   U.S. $)                                                                           Y
Duration
U.S. Government securities                          Y                  Y             Y              Y
Money market instruments                            Y                  Y             Y              Y
Mortgage-backed securities                                                                          Y

                                                                              NATIONWIDE NVIT
                                                            NATIONWIDE NVIT      INVESTOR           NATIONWIDE NVIT
                                                              INVESTOR         DESTINATIONS            INVESTOR
                                                            DESTINATIONS        MODERATELY           DESTINATIONS
      TYPE OF INVESTMENT OR TECHNIQUE                        AGGRESSIVE         AGGRESSIVE             MODERATE
--------------------------------------------------------  ------------------  -----------------   ------------------
U.S. common stocks                                               Y                  Y                    Y
Preferred stocks
Small company stocks                                             Y                  Y                    Y
Special situation companies                                      Y                  Y                    Y
Illiquid securities                                              Y                  Y                    Y
Restricted securities                                            Y                  Y                    Y
When-issued / delayed-delivery securities                        Y                  Y                    Y
Limited liability companies
Investment companies                                             Y                  Y                    Y
Real Estate Investment Trusts (REITs)
Securities of foreign issuers                                    Y                  Y                    Y
Depositary receipts                                              Y                  Y                    Y
Securities from developing countries/emerging markets
Convertible securities
Long-term debt                                                   Y                  Y                    Y
Long-term debt when originally issued but with less
   than 397 days remaining to maturity                           Y                  Y                    Y
Short-term debt                                                  Y                  Y                    Y
Floating and variable rate securities                            Y                  Y                    Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                 Y                  Y                    Y
Foreign commercial paper (denominated in U.S. $)                 Y                  Y                    Y
Duration                                                         Y                  Y                    Y
U.S. Government securities                                       Y                  Y                    Y
Money market instruments                                         Y                  Y                    Y
Mortgage-backed securities                                       Y                  Y                    Y

                                                                 NATIONWIDE NVIT
                                                                    INVESTOR        NATIONWIDE NVIT
                                                                  DESTINATIONS         INVESTOR
                                                                   MODERATELY        DESTINATIONS        NVIT S&P
      TYPE OF INVESTMENT OR TECHNIQUE                             CONSERVATIVE       CONSERVATIVE        500 INDEX
--------------------------------------------------------       ------------------  -----------------   ------------

U.S. common stocks                                                     Y                   Y                Y
Preferred stocks                                                                                            Y
Small company stocks                                                   Y                   Y                Y
Special situation companies                                            Y                   Y                Y
Illiquid securities                                                    Y                   Y
Restricted securities                                                  Y                   Y
When-issued / delayed-delivery securities                              Y                   Y                Y
Limited liability companies
Investment companies                                                   Y                   Y                Y
Real Estate Investment Trusts (REITs)                                                                       Y
Securities of foreign issuers                                          Y                   Y                Y
Depositary receipts                                                    Y                   Y                Y
Securities from developing countries/emerging markets                                                       Y
Convertible securities                                                                                      Y
Long-term debt                                                         Y                   Y
Long-term debt when originally issued but with  less than
   397 days remaining to maturity                                      Y                   Y
Short-term debt                                                        Y                   Y                Y
Floating and variable rate securities                                  Y                   Y                Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments                                                                         Y
Sovereign debt (foreign) (denominated in U.S. $)                       Y                   Y
Foreign commercial paper (denominated in U.S. $)                       Y                   Y
Duration                                                               Y                   Y
U.S. Government securities                                             Y                   Y                Y
Money market instruments                                               Y                   Y                Y
Mortgage-backed securities                                             Y                   Y

                                                                     NVIT             GARTMORE NVIT
      TYPE OF INVESTMENT OR TECHNIQUE                         INTERNATIONAL VALUE   DEVELOPING MARKETS
--------------------------------------------------------       ------------------  --------------------
U.S. common stocks                                                    Y                   Y
Preferred stocks                                                      Y                   Y
Small company stocks                                                  Y                   Y
Special situation companies                                           Y                   Y
Illiquid securities                                                   Y                   Y
Restricted securities                                                 Y                   Y
When-issued / delayed-delivery securities                             Y                   Y
Limited liability companies                                           Y                   Y
Investment companies                                                  Y                   Y
Real Estate Investment Trusts (REITs)                                 Y                   Y
Securities of foreign issuers                                         Y                   Y
Depositary receipts                                                   Y                   Y
Securities from developing countries/emerging markets                 Y                   Y
Convertible securities                                                Y                   Y
Long-term debt
Long-term debt when originally issued but with  less
   than 397 days remaining to maturity                                                    Y
Short-term debt                                                       Y                   Y
Floating and variable rate securities                                 Y                   Y
Zero coupon securities                                                                    Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds                                                                               Y
Non-investment grade debt
Loan participations and assignments                                   Y                   Y
Sovereign debt (foreign) (denominated in U.S. $)                      Y                   Y
Foreign commercial paper (denominated in U.S. $)                      Y                   Y
Duration
U.S. Government securities                                            Y                   Y
Money market instruments                                              Y                   Y
Mortgage-backed securities

                                                                    NVIT            NVIT            NVIT
                                                   NVIT BOND      ENHANCED      INTERNATIONAL     SMALL CAP
      TYPE OF INVESTMENT OR TECHNIQUE             INDEX FUND    INCOME FUND      INDEX FUND      INDEX FUND
-------------------------------------------     --------------  --------------  ------------   --------------
U.S. common stocks                                                                                  Y
Preferred stocks
Small company stocks                                                                                Y
Special situation companies                                                                         Y
Illiquid securities                                 Y              Y                 Y              Y
Restricted securities                               Y              Y                 Y              Y
When-issued / delayed-delivery securities           Y              Y                 Y              Y
Limited liability companies                         Y              Y                 Y              Y
Investment companies                                Y              Y                 Y              Y
Real estate securities                                                               Y              Y
Securities of foreign issuers                       Y              Y                 Y              Y
Depositary receipts                                                                  Y              Y
Securities from developing
   countries/emerging markets
Convertible securities
Long-term debt                                      Y              Y
Long-term debt when originally issued but
   with less  than 397 days remaining to
   maturity                                         Y              Y                 Y              Y
Short-term debt                                     Y              Y                 Y              Y
Floating and variable rate securities               Y              Y                 Y              Y
Zero coupon securities                              Y              Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments                 Y              Y                 Y              Y
Sovereign debt (foreign) (denominated in
   U.S. $)                                          Y              Y
Foreign commercial paper (denominated in
   U.S. $)                                          Y              Y                 Y
Duration                                            Y              Y
U.S. Government securities                          Y              Y                 Y              Y
Money market instruments                            Y              Y                 Y              Y
Mortgage-backed securities                          Y              Y

                                                                                            NATIONWIDE     NATIONWIDE
                                                                                              MULTI-         MULTI-
                                                 NATIONWIDE        NATIONWIDE                 MANAGER        MANAGER
                                                   NVIT             NVIT MID    NVIT MID    NVIT SMALL     NVIT SMALL
   TYPE OF INVESTMENT OR TECHNIQUE                GROWTH           CAP GROWTH   CAP INDEX     COMPANY      CAP GROWTH
---------------------------------------------  -------------      ------------  --------   ------------   ------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls                                                                             Y
Asset-backed securities                              Y                                            Y
Bank and/or Savings and Loan obligations             Y             Y                Y             Y            Y
Repurchase agreements                                Y             Y                Y             Y            Y
Reverse repurchase agreements                                      Y                Y             Y            Y
Derivatives                                          Y             Y                Y             Y            Y
Warrants                                             Y             Y                Y             Y            Y
Futures                                              Y             Y                Y             Y            Y
Options                                              Y             Y                Y             Y            Y
Foreign currencies                                   Y             Y                Y             Y            Y
Forward currency contracts                                                                        Y            Y
Borrowing money                                      Y             Y                Y             Y            Y
Lending of portfolio securities                      Y             Y                Y             Y            Y
Investment of securities lending collateral          Y             Y                Y             Y            Y
Short sales                                          Y             Y                Y             Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                   Y
Strip Bonds
Nationwide Contract
Municipal securities

                                                 NATIONWIDE          GARTMORE       VAN KAMPEN                       JP MORGAN
                                                 NVIT SMALL       NVIT WORLDWIDE   NVIT COMSTOCK        NVIT           NVIT
   TYPE OF INVESTMENT OR TECHNIQUE               CAP VALUE           LEADERS          VALUE          NATIONWIDE      BALANCED
---------------------------------------------  -------------      ------------    ----------------  ------------   ------------
Stripped mortgage-backed securities
Collateralized mortgage obligations                                                                                    Y
Mortgage dollar rolls                                                                                                  Y
Asset-backed securities                                                                                   Y            Y
Bank and/or Savings and Loan obligations             Y                 Y                 Y                Y            Y
Repurchase agreements                                Y                 Y                 Y                Y            Y
Reverse repurchase agreements                        Y                 Y                 Y                             Y
Derivatives                                          Y                 Y                 Y                Y            Y
Warrants                                             Y                 Y                 Y                Y            Y
Futures                                              Y                 Y                 Y                Y            Y
Options                                                                Y                 Y                Y            Y
Foreign currencies                                                     Y
Forward currency contracts                                             Y
Borrowing money                                      Y                 Y                 Y                Y            Y
Lending of portfolio securities                      Y                 Y                 Y                Y
Investment of securities lending collateral          Y                 Y                 Y                Y
Short sales                                                            Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                   Y                                                    Y
Strip Bonds
Nationwide Contract
Municipal securities

                                                NATIONWIDE         VAN KAMPEN    FEDERATED     NATIONWIDE     NATIONWIDE
                                                   NVIT               NVIT          NVIT          NVIT          NVIT
                                                GOVERNMENT        MULTI SECTOR   HIGH INCOME     MONEY          MONEY
   TYPE OF INVESTMENT OR TECHNIQUE                 BOND               BOND          BOND         MARKET       MARKET II
---------------------------------------------  -------------      ------------   ----------   ------------   ------------
Stripped mortgage-backed securities                  Y                Y
Collateralized mortgage obligations                  Y                Y
Mortgage dollar rolls                                Y                Y
Asset-backed securities                              Y                Y             Y             Y            Y
Bank and/or Savings and Loan obligations             Y                Y             Y             Y            Y
Repurchase agreements                                Y                Y             Y             Y            Y
Reverse repurchase agreements                                         Y             Y
Derivatives                                                           Y             Y
Warrants                                                              Y             Y
Futures                                                               Y             Y
Options                                                               Y             Y
Foreign currencies                                                    Y             Y
Forward currency contracts                                            Y             Y
Borrowing money                                      Y                Y             Y             Y            Y
Lending of portfolio securities                      Y                Y             Y
Investment of securities lending collateral          Y                Y             Y
Short sales
Swap agreements                                                       Y             Y
Credit Default Swaps                                                  Y             Y
Extendable commercial notes                                                                       Y            Y
Wrap contracts
Indexed securities
Strip Bonds                                          Y                Y
Nationwide Contract
Municipal securities                                                  Y                           Y            Y

                                                  NATIONWIDE     NATIONWIDE
                                                  NVIT GLOBAL    NVIT GLOBAL     GARTMORE NVIT   GARTMORE NVIT
                                                TECHNOLOGY AND      HEALTH         EMERGING      INTERNATIONAL
      TYPE OF INVESTMENT OR TECHNIQUE           COMMUNICATIONS     SCIENCES        MARKETS          GROWTH
-------------------------------------------     --------------  --------------   ------------   --------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations              Y              Y              Y                Y
Repurchase agreements                                 Y              Y              Y                Y
Reverse repurchase agreements                         Y
Derivatives                                           Y              Y              Y                Y
Warrants                                              Y              Y              Y                Y
Futures                                               Y              Y              Y                Y
Options                                               Y                             Y                Y
Foreign currencies                                    Y              Y              Y                Y
Forward currency contracts                            Y              Y              Y                Y
Borrowing money                                       Y              Y              Y                Y
Lending of portfolio securities                       Y              Y              Y                Y
Investment of securities lending collateral           Y              Y              Y                Y
Short sales                                           Y              Y                               Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                                  Y
Strip Bonds
Nationwide Contract
Municipal securities

                                                  NATIONWIDE         GARTMORE                      NATIONWIDE
                                                     NVIT              NVIT            NVIT           NVIT
                                               GLOBAL FINANCIAL       GLOBAL        NATIONWIDE     U.S. GROWTH
      TYPE OF INVESTMENT OR TECHNIQUE              SERVICES          UTILITIES       LEADERS         LEADERS
-------------------------------------------   -------------------  --------------  ------------  ---------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities                                                                   Y             Y
Bank and/or Savings and Loan obligations               Y                  Y               Y             Y
Repurchase agreements                                  Y                  Y               Y             Y
Reverse repurchase agreements                          Y                  Y
Derivatives                                            Y                  Y               Y             Y
Warrants                                               Y                  Y               Y             Y
Futures                                                Y                  Y               Y             Y
Options                                                Y                  Y               Y             Y
Foreign currencies                                     Y                  Y                             Y
Forward currency contracts                             Y                  Y                             Y
Borrowing money                                        Y                  Y               Y             Y
Lending of portfolio securities                        Y                  Y               Y             Y
Investment of securities lending collateral            Y                  Y               Y             Y
Short sales                                            Y                  Y               Y             Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                                        Y             Y
Strip Bonds
Nationwide Contract
Municipal securities

                                                              NATIONWIDE NVIT                     NATIONWIDE NVIT
                                             NATIONWIDE NVIT     INVESTOR       NATIONWIDE NVIT      INVESTOR       NATIONWIDE NVIT
                                               INVESTOR        DESTINATIONS        INVESTOR        DESTINATIONS        INVESTOR
                                             DESTINATIONS       MODERATELY       DESTINATIONS       MODERATELY       DESTINATIONS
      TYPE OF INVESTMENT OR TECHNIQUE         AGGRESSIVE        AGGRESSIVE         MODERATE        CONSERVATIVE      CONSERVATIVE
------------------------------------------ -----------------  ----------------  ---------------  -----------------  ---------------
Stripped mortgage-backed securities
Collateralized mortgage obligations              Y                  Y                     Y              Y               Y
Mortgage dollar rolls                            Y                  Y                     Y              Y               Y
Asset-backed securities                          Y                  Y                     Y              Y               Y
Bank and/or Savings and Loan
   obligations                                   Y                  Y                     Y              Y               Y
Repurchase agreements                            Y                  Y                     Y              Y               Y
Reverse repurchase agreements
Derivatives                                      Y                  Y                     Y              Y               Y
Warrants
Futures                                          Y                  Y                     Y              Y               Y
Options                                          Y                  Y                     Y              Y               Y
Foreign currencies                               Y                  Y                     Y              Y               Y
Forward currency contracts                       Y                  Y                     Y              Y               Y
Borrowing money                                  Y                  Y                     Y              Y               Y
Lending of portfolio securities                  Y                  Y                     Y              Y               Y
Investment of securities lending
   collateral
Short sales                                      Y                  Y                     Y              Y               Y
Swap agreements                                  Y                  Y                     Y              Y               Y
Extendable commercial notes                      Y                  Y                     Y              Y               Y
Wrap contracts
Indexed securities                               Y                  Y                     Y              Y               Y
Strip Bonds
Nationwide Contract                                                 Y                     Y              Y               Y
Municipal securities                             Y                  Y                     Y              Y               Y


                                                                                          GARTMORE
                                                             NVIT           NVIT            NVIT
                                                             S&P        INTERNATIONAL    DEVELOPING
       TYPE OF INVESTMENT OR TECHNIQUE                    500 INDEX        VALUE          MARKETS
-----------------------------------------------------   -------------  ---------------  -------------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations                      Y               Y               Y
Repurchase agreements                                         Y               Y               Y
Reverse repurchase agreements
Derivatives                                                   Y               Y               Y
Warrants                                                      Y               Y               Y
Futures                                                       Y               Y               Y
Options                                                       Y               Y               Y
Foreign currencies                                            Y               Y               Y
Forward currency contracts                                    Y               Y               Y
Borrowing money                                               Y               Y               Y
Lending of portfolio securities                               Y               Y               Y
Investment of securities lending collateral                   Y               Y               Y
Short sales                                                   Y               Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                                                            Y
Strip Bonds
Nationwide Contract
Municipal securities


                                                                    NVIT            NVIT            NVIT
                                                   NVIT BOND      ENHANCED      INTERNATIONAL     SMALL CAP
      TYPE OF INVESTMENT OR TECHNIQUE             INDEX FUND    INCOME FUND      INDEX FUND      INDEX FUND
-------------------------------------------     --------------  --------------  ------------   --------------
Stripped mortgage-backed securities                  Y              Y
Collateralized mortgage obligations                  Y              Y
Mortgage dollar rolls                                Y              Y
Asset-backed securities                              Y              Y
Bank and/or Savings and Loan obligations             Y              Y               Y               Y
Repurchase agreements                                Y              Y               Y               Y
Reverse repurchase agreements                        Y              Y               Y               Y
Derivatives                                          Y              Y               Y               Y
Warrants
Futures                                              Y              Y               Y               Y
Options                                              Y              Y               Y               Y
Foreign currencies                                                                  Y
Forward currency contracts                                                          Y
Borrowing money                                      Y              Y               Y               Y
Lending of portfolio securities                      Y              Y               Y               Y
Investment of securities lending collateral          Y              Y               Y               Y
Short sales                                          Y                              Y               Y
Swap agreements                                      Y                              Y               Y
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities                                   Y              Y               Y               Y
Strip Bonds
Nationwide Contract
Municipal securities

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

         The NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund, will be referred to herein, collectively, as the "Index Funds."

         NVIT BOND INDEX FUND. The investment objective of the NVIT Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. The Lehman Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

            NVIT INTERNATIONAL INDEX FUND. The investment objective of the NVIT International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

         NVIT MID CAP INDEX FUND. The investment objective of the NVIT Mid Cap Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         NVIT S&P 500 INDEX FUND. The investment objective of the NVIT S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         NVIT SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of the value of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC, ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

         As a means to measure each Index Fund's replication of the total returns of its respective index, each Index Fund, except the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, under normal circumstances, will seek to achieve a total return over period of one year and longer of the total return of the respective index, before taking into account Fund expenses. Under normal circumstances, it is anticipated that for the NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund, total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the NVIT S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the NVIT Mid Cap Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE NVIT INVESTOR DESTINATIONS FUNDS

         Each of the NVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the NVIT Investor Destinations Funds discusses the investment objectives and strategies for each NVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each NVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the NVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the NVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each NVIT Investor Destinations Fund will adjust its asset allocation and allocation ranges to ensure broad diversification and to adjust to changes in market conditions.

         The following is a list of the mutual funds that are part of the Nationwide group of funds (the "Nationwide Funds") that the NVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time. As described below, Nationwide Fund Advisors ("NFA"), formerly Gartmore Mutual Fund Capital Trust, has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is an NVIT Fund is described in this SAI and its respective prospectuses.

o        NVIT S&P 500 Index Fund
o        NVIT Mid Cap Index Fund
o        NVIT Small Cap Index Fund
o        NVIT International Index Fund
o        NVIT Bond Index Fund
o        NVIT Enhanced Income Fund
o        Nationwide NVIT Money Market Fund

         Previously, the NVIT Investor Destinations Funds invested primarily in Underlying Funds that are series of Nationwide Mutual Funds, an affiliated fund complex. As of the date of this SAI, some of the NVIT Investor Destinations Funds continue to maintain investments in the Nationwide International Index Fund, which is described in the SAI of Nationwide Mutual Funds and its prospectus.

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount, which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

         Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

          o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

          o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

          o the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

         MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a

Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multiclass security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

         In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         MONEY MARKET INSTRUMENTS. Money market instruments may include the following types of instruments:

          o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

          o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

          o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

          o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

          o    repurchase agreements;

          o    bank and savings and loan obligations;

          o commercial paper, which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

          o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

          o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

          o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extended commercial notes are determined to be illiquid, each of the Nationwide NVIT Money Market Fund and the Nationwide NVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities;

          o unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Fund's adviser or subadviser to be of compatible quality to the securities described above.

         EXTENDABLE COMMERCIAL NOTES. The Nationwide NVIT Money Market Fund, the Nationwide NVIT Money Market Fund II and the Nationwide Money Market Fund (as an Underlying Fund for the NVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

         The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

         MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.

         Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Nationwide NVIT Money Market Fund and the Nationwide NVIT Money Market Fund II may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery

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transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED LIABILITY COMPANIES

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

         Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership 's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be 'publicly traded' will not be considered 'qualifying income' under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund 's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

LENDING PORTFOLIO SECURITIES

         A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

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

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The cash collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

         Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         INVESTMENT IN COMPANIES IN DEVELOPING OR EMERGING MARKET COUNTRIES. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of

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non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

BRADY BONDS

         Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as supranational institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

REAL ESTATE SECURITIES

         Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

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

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

         Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

         A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

         Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

         An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

         Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

       A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% (10% for the Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A of the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing.

DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

         SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

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

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         COMMODITY FUTURES CONTRACTS. The NVIT Nationwide Fund, the Nationwide Multi-Manager NVIT Small Cap Value Fund, and the Nationwide Multi-Manager NVIT Small Company Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

          RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

          o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Funds are invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

          o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Funds to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

          o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

         SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

          Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Two types of swap agreements that some Funds may utilize, among others, are credit default swaps or total rate of return swaps.

         CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A credit default swap is an agreement in which one party transfers its third party credit risk to the other party. One party in this swap is essentially the lender and bears the credit risk from the third party. The counterparty in the agreement insures this risk in return for receipt of regular periodic payments (like insurance premiums from the insured party). If the third party defaults, the insuring party must purchase the defaulted asset from the insured party and the insured party pays the insuring party the remaining interest on the debt as well as the principal. A Fund might use, credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

         As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed- upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

         As the purchaser in a credit default swap contract a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

         TOTAL RATE OF RETURN SWAPS. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund's stated benchmark.

         STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

         HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

         CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES

         As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the NVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

         A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

         ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

         Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

         Each of the NVIT Investor Destinations Funds (except the NVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, NFA believes that the stable nature of the Nationwide Contract should reduce a NVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY INVESTMENTS

         Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the NVIT Index Funds) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities;
(2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund use an indexing strategy and do not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance, although they may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except Nationwide NVIT Global Health Sciences Fund, Gartmore NVIT Global Utilities Fund, Nationwide NVIT Global Financial Services Fund, Nationwide NVIT U.S. Growth Leaders Fund, Gartmore NVIT Worldwide Leaders Fund, NVIT Nationwide Leaders Fund, Nationwide NVIT Global Technology and Communications Fund, NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Enhanced Income Fund, and each of the NVIT Investor Destinations Funds:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Nationwide

         NVIT Money Market Fund and Nationwide NVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Nationwide NVIT Global Health Sciences Fund, Gartmore NVIT Global Utilities Fund, Nationwide NVIT Global Technology and Communications Fund, Nationwide NVIT Global Financial Services Fund, Nationwide NVIT U.S. Growth Leaders Fund and the NVIT Investor Destinations Funds:

o May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the Nationwide NVIT Growth Fund, NVIT Nationwide Fund, Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II may not:

o Purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The NVIT Investor Destinations Funds:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

The NVIT Enhanced Income Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. Practically speaking, this means that with respect to 75% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, country or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES

         Each of the following Funds invests 25% or more of its assets in the securities of companies in the same or related industries as described below:

THE NATIONWIDE NVIT U.S. GROWTH LEADERS FUND*:

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE NVIT GLOBAL UTILITIES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND*:

o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

         * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

         The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except NVIT Nationwide Fund, Nationwide NVIT Growth Fund, Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short (except for the NVIT Mid Cap Index Fund, Nationwide NVIT U.S. Growth Leaders Fund and the NVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index

         Fund, Nationwide NVIT U.S. Growth Leaders Fund and the NVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index fund, may not:

o Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         The following are the NON-FUNDAMENTAL operating policies of the Nationwide NVIT Growth Fund, NVIT Nationwide Fund, Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

No such Fund may:

o        Make short sales of securities.

o Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Nationwide NVIT Money Market Fund and Nationwide NVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

         The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

         INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

         1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

         Each U.S. government agency or instrumentality shall be treated as a separate issuer.


PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2006 and 2005 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND                                                                                   2006                     2005
Nationwide NVIT Global Health Sciences Fund                                          243.33%(1)                366.90%
Nationwide NVIT Global Financial Services Fund                                       236.59%(2)                217.57%
Nationwide NVIT Global Technology and Communications Fund                            352.39%(3)                571.34%
Gartmore NVIT Global Utilities Fund                                                   83.69%(4)                234.81%
Nationwide NVIT U.S. Growth Leaders Fund                                             382.64%(5)                447.55%
Gartmore NVIT Worldwide Leaders Fund                                                 269.37%(6)                360.00%
Van Kampen NVIT Multi Sector Bond Fund                                               100.56%(7)                157.82%
NVIT Nationwide Leaders Fund                                                         671.16%(8)                483.17%
Nationwide NVIT Growth Fund                                                          294.57%(9)                275.31%
Gartmore NVIT Emerging Markets Fund                                                  114.19%(10)               132.22%
NVIT Nationwide Fund                                                                 222.16%(11)               179.84%
Nationwide Multi-Manager NVIT Small Company Fund                                     104.59%(12)               128.34%
JP Morgan NVIT Balanced Fund                                                         312.59%(13)               328.26%
Gartmore NVIT Developing Markets Fund                                                133.28%(14)               157.77%
Gartmore NVIT International Growth Fund                                              169.26%(15)               215.52%
Nationwide Multi-Manager NVIT Small Cap Value Fund                                   115.12%(16)               188.69%

(1) The portfolio manager for the Nationwide NVIT Global Health Sciences Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal 2006, the portfolio manager made fewer changes than he deemed necessary in fiscal 2005.

(2) The portfolio manager for the Nationwide NVIT Global Financial Services Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal 2006, the portfolio manager made more changes than he deemed necessary in fiscal 2005.

(3) The portfolio manager for the Nationwide NVIT Technology and Communications Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(4) The portfolio manager for the Gartmore NVIT Global Utilities Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(5) The portfolio manager for the Nationwide NVIT U.S. Growth Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In addition, because the Nationwide NVIT U.S. Growth Leaders Fund focuses on a smaller group of core holdings any buy-sell decision on a security has a large impact on the portfolio turnover rate. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(6) The portfolio manager for the Gartmore NVIT Worldwide Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In addition, because the Gartmore NVIT Worldwide Leaders Fund focuses on a smaller group of core holdings any buy-sell decision on a security has a large impact on the portfolio turnover rate. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(7) The portfolio manager for the Van Kampen NVIT Multi-Sector Bond Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(8) The portfolio manager for the NVIT Nationwide Leaders Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made more changes than he deemed necessary during fiscal year 2005.

(9) The portfolio manager for the Nationwide NVIT Growth Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made more changes than he deemed necessary during fiscal year 2005.

(10) The portfolio manager for the Gartmore NVIT Emerging Markets Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(11) The portfolio manager for the NVIT Nationwide Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made more changes than he deemed necessary during fiscal year 2005.

(12) The portfolio manager for the Nationwide Multi-Manager NVIT Small Company Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(13) The portfolio manager for the JP Morgan NVIT Balanced Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(14) The portfolio manager for the Gartmore NVIT Developing Markets Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(15) The portfolio manager for the Gartmore NVIT International Growth Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

(16) The portfolio manager for the Nationwide Multi-Manager NVIT Small Cap Value Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2006, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2005.

         High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

INSURANCE LAW RESTRICTIONS

         In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, NFA and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise.

         All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         As of April 24, 2007, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of April 24, 2007, the record shareholders identified below held five percent or greater of the shares of a class of a Fund. Shareholders who hold 25 percent or greater of a Fund (or of a class of shares of a Fund, as appropriate) are deemed to be "controlling" shareholders due in part to their power to vote shares held. Nevertheless, pursuant to an order received from the Securities and Exchange Commission, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
FEDERATED NVIT HIGH INCOME BOND FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                18,451,581.058              98.13%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
FEDERATED NVIT HIGH INCOME BOND FD CLIII
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                13,742,108.846              92.30%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,018,102.721               6.84%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE  NVIT DEVELOPING MARKETS CL II
================================================================================================================================
AMERICAN SKANDIA LIFE ASSURANCE CORP                                18,727,972.663              88.91%
CLASS SAB
C/O WILLIAM SUES
MAIL STOP 02-07-01
213 WASHINGTON STREET
NEWARK NJ 07102

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
PRUCO LIFE INSURANCE COMPANY                                         1,386,996.330               6.59%
OF ARIZONA
213 WASHINGTON ST 7FL
NEWARK NJ 07102

================================================================================================================================
GARTMORE NVIT EMERGING MARKETS FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,543,714.699              94.79
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT EMERGING MARKETS FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   454,083.090             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT EMERGING MARKETS FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 9,198,239.817              87.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,088,975.815              10.31%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT EMERGING MARKETS FD CL VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,773,737.275             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL FINANCIAL SERV FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   463,331.113              77.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    86,316.725              14.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    39,024.061               6.57%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE NVIT GBL FINANCIAL SRVS CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   135,112.447             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL FINANCIAL SRVS CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,648,281.877              97.06%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL HEALTH SCI FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   437,934.744              72.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    94,356.050              15.63%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    69,426.962              11.50%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL HEALTH SCI FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   200,473.076             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL HEALTH SCI FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,718,520.588              83.82%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   461,521.472              14.23%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GBL HEALTH SCI FD CL VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,164,296.873             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE NVIT GBL TECH & COMM FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,893,389.280              91.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT GBL UTILITIES FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,078,645.424              61.17%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   619,620.184              35.14%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT GBL UTILITIES FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    79,219.795             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT GBL UTILITIES FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 4,328,986.928              95.83%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GLOBAL TECH AND COMM CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   314,269.622             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GLOBAL TECH&COMM FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,879,991.311              79.28%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   880,950.834              18.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GLOBAL TECH&COMM FD CL VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,578,655.633             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE NVIT GOVERNMENT BOND FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                96,261,864.278              98.61%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GOVERNMENT BOND FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,414,433.417              98.91%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GOVERNMENT BOND FUND CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,256,821.118             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GOVERNMENT BOND FUND CL IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,285,546.593              73.33%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   831,450.040              26.67%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GROWTH FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                13,000,476.225              98.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT GROWTH FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,125,493.163              78.98%
C/O IPO PORTFOLIO
ACCOUNTING
ONE NATIONWIDE
PLAZA
COLUMBUS OH
43215
================================================================================================================================
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   565,706.217              21.02%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT INTL GROWTH FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,245,893.190              97.28%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
GARTMORE NVIT INTL GROWTH FD CLASS III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 6,615,518.414              99.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST AGGRESSIVE FD II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                53,696,817.929              99.24%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST AGGRESSIVE FD VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   800,497.881              97.93%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST CONSERV FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                29,195,206.554              99.66%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

===============================================================================================================================
NATIONWIDE NVIT INV DEST CONSERV FD CL VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   445,971.357              97.94%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST MOD AGGRESS FD II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                               151,923,556.325              98.79%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST MOD AGGRESS FD VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,226,690.893              95.82%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST MOD CONSERV FD II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                58,979,974.108              99.65%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE NVIT INV DEST MOD CONSERV FD VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   433,317.508              99.48%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST MODERATE FD CL VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,832,918.633              98.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT INV DEST MODERATE FD II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                               214,970,767.748              99.37%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MID CAP GROWTH CL IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,390,833.531              79.04%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   633,977.597              20.96%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MID CAP GROWTH FUND CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 4,024,473.836              99.40%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MID CAP GROWTH FUND CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 5,756,103.969             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MID CAP GROWTH FUND CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    43,921.355              98.49%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MONEY MARKET FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                             1,279,324,703.551              98.44%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE NVIT MONEY MARKET FD CLASS ID
================================================================================================================================
NVIT                                                                15,672,188.290              99.99%
INVESTOR DESTINATIONS CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NATIONWIDE NVIT MONEY MARKET FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                61,062,176.480              79.40%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                15,841,147.170              20.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MONEY MARKET FUND CLASS V
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                               420,001,945.810              91.07%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                41,183,743.160               8.93%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT MONEY MARKET FUND II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                               246,974,366.750             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT NATIONWIDE FUND CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                               104,046,959.958              97.11%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT NATIONWIDE FUND CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    83,419.916              96.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NVIT NATIONWIDE FUND CLASS II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                18,453,430.959             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT NATIONWIDE FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                11,247,447.149              92.70%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   886,093.483               7.30%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT NATIONWIDE LDRS FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,107,501.146              90.96%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   209,494.816               9.04%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT NATIONWIDE LEADERS FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   196,446.939              99.92%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT U.S. GRWTH LDRS FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,806,044.595             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT U.S. GRWTH LDRS FD CL III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,267,281.735              99.65%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE NVIT U.S. GRWTH LEADERS FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   834,727.272              78.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   187,262.237              17.63%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT WORLDWIDE LEADERS FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,681,433.055              98.33%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
GARTMORE NVIT WORLDWIDE LEADERS FD CLIII
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,141,570.274              99.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT BOND INDEX FUND CLASS ID
================================================================================================================================
NVIT                                                                69,085,729.385              48.72%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                31,881,638.084              22.48%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                24,314,450.840              17.15%
INVESTOR DESTINATIONS
MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                12,623,435.645               8.90%
INVESTOR DESTINATIONS
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT ENHANCED INCOME FUND CLASS ID
================================================================================================================================
NVIT                                                                9,173,739.111               46.39%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NVIT                                                                 5,861,768.015              29.64%
INVESTOR DESTINATIONS  MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                 4,405,452.831              22.28%
INVESTOR DESTINATIONS
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT INTERNATIONAL INDEX FUND CLASS ID
================================================================================================================================
NVIT                                                                   815,437.527              20.00%
INVESTOR DESTINATIONS CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                   815,437.527              20.00%
INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                   815,437.527              20.00%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                   815,437.527              20.00%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                   815,437.527              20.00%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT INTERNATIONAL INDEX FUND CLASS II
================================================================================================================================
NWD INVESTMENTS                                                            101.615             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NVIT INTERNATIONAL INDEX FUND CLASS VI
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    63,517.829              99.84%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT INTERNATIONAL INDEX FUND CLASS VII
================================================================================================================================
NWD INVESTMENTS                                                            101.427             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436

================================================================================================================================
NVIT INTERNATIONAL INDEX FUND CLASS VIII
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   589,895.248              99.98%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT INTERNATIONAL VALUE FUND CLASS I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   188,230.695             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT INTERNATIONAL VALUE FUND CLASS II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   151,750.005             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
================================================================================================================================
================================================================================================================================
NVIT INTERNATIONAL VALUE FUND CLASS III
================================================================================================================================
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 6,152,210.280              66.22%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE PROVIDENT                                                 1,747,453.598              18.81%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE PROVIDENT                                                 1,161,115.049              12.50%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT INTERNATIONAL VALUE FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 2,653,995.014              76.80%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   801,577.125              23.20%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT MID CAP INDEX FUND CLASS I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                27,038,148.363              97.28%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT MID CAP INDEX FUND CLASS ID
================================================================================================================================
NVIT                                                                15,801,384.972              39.93%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                13,729,235.630              34.69%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                 5,807,163.274              14.67%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                 3,443,199.936               8.70%
INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT MID CAP INDEX FUND CLASS II
================================================================================================================================
GREAT WEST LIFE & ANNUITY INS CO                                       680,157.485              59.63%
8515 E ORCHARD RD
GREENWOOD VILLAGE CO 80111

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   435,504.187              38.18%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NVIT S&P 500 INDEX FUND CLASS ID
================================================================================================================================
NVIT                                                                81,567,452.988              45.69%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
================================================================================================================================
NVIT                                                                57,027,503.157              31.94%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                23,253,502.194              13.02%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
================================================================================================================================
NVIT                                                                13,538,944.463               7.58%
INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT S&P 500 INDEX FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                20,812,188.305              77.87%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 5,915,242.167              22.13%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM CAP GRWTH I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 6,657,074.266              97.67%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MLTI-MGR NVIT SM CAP GRWTH II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,162,583.021             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE MLTI-MGR NVIT SM CAP GRWTH III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                    37,502.515              98.70%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NVIT SMALL CAP INDEX FUND CLASS ID
================================================================================================================================
NVIT                                                                13,773,440.872              42.90%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                10,576,439.871              32.94%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NVIT                                                                 7,758,662.371              24.16%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM CAP VALUE I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                43,042,286.390              98.26%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM CAP VALUE II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,850,986.587             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM CAP VALUE III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   101,802.966              97.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM COMPANY II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,812,092.907             100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM COMPANY III
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   148,162.922              98.65%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE MULTI-MGR NVIT SM COMPANY IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,247,166.976              76.85%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   375,600.465              23.15%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
JP MORGAN NVIT BALANCED FUND CLASS IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,532,230.152              83.36%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                   705,264.060              16.64%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
JP MORGAN NVIT BALANCED FD CLASS I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                13,194,610.333              99.66%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
VAN KAMPEN NVIT COMSTOCK VALUE FD CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 8,858,657.817              99.94%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
VAN KAMPEN NVIT COMSTOCK VALUE FD CL II
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                20,114,495.672              99.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
VAN KAMPEN NVIT COMSTOCK VALUE FD CL IV
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 3,508,865.789              75.89%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

================================================================================================================================
                                                                    NUMBER OF SHARES            PERCENTAGE OF THE CLASS HELD
NAME AND ADDRESS OF SHAREHOLDER                                     BENEFICIALLY OWNED          BY THE SHAREHOLDER
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                 1,114,461.787              24.11%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================
VAN KAMPEN NVIT MULTI-SECTOR BOND CL I
================================================================================================================================
NATIONWIDE INVESTMENT SERVICES CORP.                                24,039,780.956              97.45%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

================================================================================================================================

         To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have "control" over matters which are subject to a vote of the Fund's shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

         o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

         o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

         o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

         Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

         Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Chief Investment Officer, Chief Administration Officer or their duly authorized delegate and will be made only when:

         o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

         o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

         o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

     Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

         o    Data consolidators (including ratings agencies);

         o    Fund rating/ranking services and other data providers; and

         o    Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.


TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                       OFFICE WITH                                  IN FUND            OTHER
                         POSITION(S)     TRUST -             PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH     LENGTH OF          OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
Charles E. Allen          Trustee          Since      Mr. Allen is Chairman,          90               None
                                         July 2000    Chief Executive Officer
c/o Nationwide Funds                                  and President of
Group                                                 Graimark Realty
1200 River Road,                                      Advisors, Inc. (real
Suite 1000,                                           estate development,
Conshohocken, PA                                      investment and asset
19428                                                 management).

1948

Paula H.J.                Trustee       Since July    Ms. Cholmondeley was            90        Director of
Cholmondeley                               2000       Vice President and                        Dentsply
                                                      General Manager Sappi                     International,
c/o Nationwide Funds                                  Fine Paper North America                  Inc. (dental
Group                                                 from April 2000 through                   products),
1200 River Road,                                      December 2003.                            Ultralife
Suite 1000,                                                                                     Batteries, Inc.,
Conshohocken, PA                                                                                Albany
19428

1947                                                                                            International Corp.
                                                                                                (paper industry),
                                                                                                Terex Corporation
                                                                                                1947 (construction
                                                                                                equipment), and
                                                                                                Minerals Technology
                                                                                                Inc. (specialty
                                                                                                chemicals)

C. Brent DeVore***        Trustee       Since 1990    Dr. DeVore is President         90               None
                                                      of Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1940

Phyllis Kay Dryden        Trustee          Since      Ms. Dryden was a partner        90               None
                                       December 2004  of Mitchell Madison, a
c/o Nationwide Funds                                  management consulting
Group                                                 company from January
1200 River Road,                                      2006 until December
Suite 1000,                                           2006; she is currently a
Conshohocken, PA                                      consultant with the
19428                                                 company.  Ms. Dryden was
                                                      formerly Managing
1947                                                  Partner of marchFIRST, a
                                                      global consulting
                                                      management firm.

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                       OFFICE WITH                                  IN FUND            OTHER
                         POSITION(S)     TRUST -             PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH     LENGTH OF          OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
Barbara L. Hennigar       Trustee          Since      Retired.                        90               None
                                         July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1935

Barbara I. Jacobs         Trustee          Since      Ms. Jacobs served as            90               None
                                       December 2004  Chairman of the Board of
c/o Nationwide Funds                                  Directors of KICAP
Group                                                 Network Fund, a European
1200 River Road,                                      (United Kingdom) hedge
Suite 1000,                                           fund, from January 2001
Conshohocken, PA                                      to January 2006.  From
19428                                                 1998-2003, Ms. Jacobs
                                                      was also a Managing
                                                      Director and European
1950                                                  Portfolio Manager of
                                                      CREF Investments
                                                      (Teachers Insurance and
                                                      Annuity Association --
                                                      College Retirement
                                                      Equities Fund).
Douglas F. Kridler        Trustee          Since      Mr. Kridler has served          90               None
                                         September    as the President and
c/o Nationwide Funds                       1997       Chief Executive Officer
Group                                                 of the Columbus
1200 River Road,                                      Foundation (a Columbus,
Suite 1000,                                           OH-based foundation
Conshohocken, PA                                      which manages over 1,300
19428                                                 individual endowment
                                                      funds). Prior to January
                                                      31, 2002, Mr. Kridler
1955                                                  was the President of the
                                                      Columbus Association for
                                                      the Performing Arts and
                                                      Chairman of the Greater
                                                      Columbus Convention and
                                                      Visitors Bureau.

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                       OFFICE WITH                                  IN FUND            OTHER
                         POSITION(S)     TRUST -             PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH     LENGTH OF          OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*    DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
Michael D. McCarthy       Trustee          Since      Retired. Mr. McCarthy           90               None
                                       December 2004  was Chairman of VMAC
c/o Nationwide Funds                                  (Commodity Swaps) from
Group                                                 October 2002 until June
1200 River Road,                                      2007 and a partner of
Suite 1000,                                           Pineville Properties,
Conshohocken, PA                                      LLC (a commercial real
19428                                                 estate development firm)
                                                      from September 2000
1947                                                  through June 2007.

David C. Wetmore        Trustee and        Since      Retired.                        90               None
                          Chairman         1995
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1948

*    Length of time served includes time served with predecessor of the Trust.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of the companies that serves as an investment adviser or principal underwriter to the Trust is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                         OFFICE-                                    IN FUND            OTHER
                         POSITION(S)     LENGTH              PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH      OF TIME            OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND         SERVED(1)      DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)

Arden L. Shisler         Trustee     February 2000   Retired. Mr. Shisler is          90            Director of
                                                     the former President and                       Nationwide
c/o Nationwide                                       Chief Executive Officer                         Financial
Funds Group                                          of KeB Transport, Inc.,                      Services, Inc.,
1200 River Road,                                     a trucking firm (2000                          Chairman of
Suite 1000,                                          through 2002). He served                    Nationwide Mutual
Conshohocken, PA                                     as a consultant to KeB                      Insurance Company
19428                                                from January 2003                                  (2)
                                                     through December 2004.
1941                                                 Since 1992, Mr. Shisler
                                                     has also been Chairman
                                                     of the Board for
                                                     Nationwide Mutual
                                                     Insurance Company(2)

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                         OFFICE-                                    IN FUND            OTHER
                         POSITION(S)     LENGTH              PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH      OF TIME            OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND         SERVED(1)      DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)
John H. Grady           President        Since       Mr. Grady is President           90               None
                        and Chief    December 2006   and Chief Executive
c/o Nationwide          Executive                    Officer of Nationwide
Funds Group              Officer                     Funds Group and NWD
1200 River Road,                                     Investment Group, the
Suite 1000,                                          asset management
Conshohocken, PA                                     operations of Nationwide
19428                                                Mutual Insurance
                                                     Company, which includes
1961                                                 NFA, (2) Morley Capital
                                                     Management, Inc., (2)
                                                     Nationwide Separate
                                                     Accounts LLC, (2)
                                                     NorthPointe Capital LLC,
                                                     (2) Nationwide SA
                                                     Capital Trust, (2)
                                                     Nationwide Fund
                                                     Management LLC, (2)
                                                     Nationwide Fund
                                                     Distributors LLC, (2)
                                                     and Riverview
                                                     Alternative Investment
                                                     Advisors LLC(2).  From
                                                     March 2004 until March
                                                     2006, Mr. Grady was
                                                     Chief Executive Officer
                                                     of Constellation
                                                     Investment Management
                                                     Co., L.P.  (registered
                                                     investment adviser), and
                                                     President and Chief
                                                     Executive Officer of
                                                     Constellation Funds
                                                     Group (registered
                                                     investment companies).
                                                     He also was President of
                                                     Constellation Investment
                                                     Distribution Co., Inc.
                                                     (registered
                                                     broker-dealer) from
                                                     March 2004 until June
                                                     2006. From February 2001
                                                     until February 2004, Mr.
                                                     Grady was Chief
                                                     Operating and Chief
                                                     Legal Officer; Managing
                                                     Director, Mutual Funds
                                                     Group, Turner Investment
                                                     Partners, Inc.
                                                     (registered investment
                                                     adviser); Executive Vice
                                                     President of Turner
                                                     Funds and Turner
                                                     Institutional Portfolios
                                                     (registered investment
                                                     companies); and
                                                     President, Turner
                                                     Investment Distributors,
                                                     Inc. (registered
                                                     broker-dealer).

                                                                                    NUMBER OF
                                         TERM OF                                   PORTFOLIOS
                                         OFFICE-                                    IN FUND            OTHER
                         POSITION(S)     LENGTH              PRINCIPAL              COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS,        HELD WITH      OF TIME            OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND         SERVED(1)      DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)
Gerald J. Holland       Treasurer        Since       Mr. Holland is Senior           N/A               None
                                      March 2001     Vice President -
c/o Nationwide                                       Operations for
Funds Group                                          Nationwide Funds Group
1200 River Road,                                     (2)
Suite 1000,
Conshohocken, PA
19428


1951
Michael A.                Chief       Since June     Since November 1999,            N/A               None
Krulikowski            Compliance        2004        Mr.  Krulikowski has
                         Officer                     served as a
c/o Nationwide                                       Vice President and Chief
Funds Group                                          Compliance Officer of
1200 River Road,                                     Nationwide Funds Group
Suite 1000,                                          and NWD Investment
Conshohocken, PA                                     Management, Inc.
19428                                                ("NWD").(3)

1959

Eric E. Miller          Secretary        Since       Mr. Miller is Senior            N/A               None
                                     December 2002   Vice President, General
c/o Nationwide                                       Counsel, and Assistant
Funds Group                                          Secretary for Nationwide
1200 River Road,                                     Funds Group and NWD.(3)
Suite 1000,
Conshohocken, PA
19428

1953

(1)  Length of time served includes time served with the Trust's predecessors.

(2) These positions are held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all the Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such of Code of Ethics; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) overseeing the Trust's portfolio brokerage practices; and (d) overseeing distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

          The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy and Mr. Shisler, each of whom (except Mr. Shisler) is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF NATIONWIDE FUNDS AS OF DECEMBER 31, 2006

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN FAMILY OF
           NAME OF TRUSTEE                  AND/OR SHARES IN THE FUNDS*               INVESTMENT COMPANIES
Charles E. Allen                                       None                              $10,001-$50,000
Paula H.J.  Cholmondeley                               None                            $50,001 - $100,000
C. Brent DeVore                                        None                               Over $100,000
Phyllis Kay Dryden                                     None                              $10,001-$50,000
Barbara L. Hennigar                                    None                              $10,001-$50,000
Barbara I. Jacobs                                      None                             $50,001-$100,000
Douglas F. Kridler                                     None                               Over $100,000
Michael D. McCarthy                                    None                               Over $100,000
David C. Wetmore                                       None                               Over $100,000
Arden L. Shisler                                       None                               Over $100,000

* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO        NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE          TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
Charles E. Allen             N/A                N/A                N/A               None                N/A
Paula H.J.                   N/A                N/A                N/A               None                N/A
Cholmondeley
C. Brent DeVore              N/A                N/A                N/A               None                N/A

                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO        NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE          TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
Phyllis Kay Dryden           N/A                N/A                N/A               None                N/A
Barbara L. Hennigar          N/A                N/A                N/A               None                N/A
Barbara I. Jacobs            N/A                N/A                N/A               None                N/A
Douglas F. Kridler           N/A                N/A                N/A               None                N/A
Michael D. McCarthy          N/A                N/A                N/A               None                N/A
David C. Wetmore             N/A                N/A                N/A               None                N/A

(1) Investment advisers included NFA and Morley Capital Management, Inc., formerly Gartmore Morley Capital Management, Inc. Morley Capital Management, Inc. is no longer an investment adviser for any of the Funds. Effective as of May 1, 2007, Morley Capital Management, Inc. is the subadviser for one of the Funds.

(2) As of December 31, 2006, subadvisers included American Century Investments, Inc., Gartmore Global Partners, BlackRock Investment Management, LLC, Boston Company Asset Management, LLC, Franklin Portfolio Associates, LLC, Neuberger Berman Management Inc., Federated Investment Management Company, Morgan Stanley Investment Management Inc., J.P. Morgan Investment Management, Inc., Oberweis Asset Management, Inc., Van Kampen Asset Management, Waddell & Reed Investment Management Company, and Epoch Investment Partners, Inc.

(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Nationwide Funds for the fiscal year ended December 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                                                PENSION RETIREMENT
                              AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL            TOTAL
                          COMPENSATION FROM        PART OF TRUST          BENEFITS UPON         COMPENSATION FOR
   NAME OF TRUSTEE            THE TRUST              EXPENSES               RETIREMENT          THE COMPLEX((1))
Charles E. Allen           $   68,250                   N/A                    N/A                   136,500
Paula H.J.                     66,500                   N/A                    N/A                   133,000
Cholmondeley
C. Brent DeVore                73,875                   N/A                    N/A                   147,750
Phyllis Kay Dryden             69,125                   N/A                    N/A                   138,250
Barbara L. Hennigar            73,875                   N/A                    N/A                   146,250
Barbara I. Jacobs              69,000                   N/A                    N/A                   139,250
Douglas F. Kridler             59,625                   N/A                    N/A                   119,250
Michael D. McCarthy            57,000                   N/A                    N/A                   114,000
David Wetmore                  104,125                  N/A                    N/A                   209,250
Arden L. Shisler               48,000                   N/A                    N/A                   96,000

(1) On December 31, 2006, the Fund Complex included two trusts comprised of 89 investment company funds or series.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         NFA oversees the management of each of the Funds. NFA (also, the "Adviser") manages the Funds pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to the Investment Advisory Agreement, the Adviser either provides portfolio management for the Funds directly or hires and monitors subadvisers who are responsible for daily portfolio management. The officers of the Trust, except the Chief Compliance Officer, receive no compensation from the Trust. The Adviser also pays all expenses incurred in providing service under the Investment Advisory Agreement, other than the cost of investments and the Adviser, Nationwide Fund Distributors LLC ("NFD") or one of their affiliates pay, out of their respective profits, additional fees to insurance companies, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for aid in distribution or for aid in providing administrative services to variable insurance contract holders.

         The Investment Advisory Agreement also specifically provides that the Adviser shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreement. After an initial period of not more than two years, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreement further provides that the Adviser may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial, which is an indirect subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         Subject to the supervision of the Adviser and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

         Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

                                                                                                       INVESTMENT
FUND                                                     ASSETS                                        ADVISOR FEE
Van Kampen NVIT Comstock Value Fund                      $0 up to $50 million                          0.80%
                                                         $50 million up to $250 million                0.65%
                                                         $250 million up to $500 million               0.60%
                                                         $500 million and more                         0.55%

NVIT International Value Fund                            $0 up to $500 million                         0.75%
                                                         $500 million up to $2 billion                 0.70%
                                                         $2 billion or more                            0.65%

NVIT Mid Cap Index Fund                                  $0 up to $1.5 billion                         0.22%
                                                         $1.5 billion up to $3 billion                 0.21%
                                                         $3 billion and more                           0.20%

Federated NVIT High Income Bond Fund                     $0 up to $50 million                          0.80%
                                                         $50 million up to $250 million                0.65%
                                                         $250 million up to $500 million               0.60%
                                                         $500 million and more                         0.55%

Nationwide NVIT Global Health Sciences Fund(1)           $0 up to $500 million                         0.90%
                                                         $500 million up to $2 billion                 0.85%
                                                         $2 billion and more                           0.80%
Nationwide NVIT Global Technology and Communications
   Fund((2))                                             $0 up to $500 million                         0.88%
                                                         $500 million up to $2 billion                 0.83%
                                                         $2 billion and more                           0.78%

Nationwide NVIT Government Bond Fund                     $0 up to $250 million                         0.50%
                                                         $250 million up to $1 billion                 0.475%
                                                         $1 billion up to $2 billion                   0.45%
                                                         $2 billion up to $5 billion                   0.425%
                                                         $5 billion and more                           0.40%

                                                                                                       INVESTMENT
FUND                                                     ASSETS                                        ADVISOR FEE
Nationwide NVIT Growth Fund                              $0 up to $250 million                         0.60%
                                                         $250 million up to $1 billion                 0.575%
                                                         $1 billion up to $2 billion                   0.55%
                                                         $2 billion up to $5 billion                   0.525%
                                                         $5 billion and more                           0.50%

Nationwide NVIT Investor Destinations:                   All assets                                    0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Nationwide NVIT Mid Cap Growth Fund                      $0 up to $200 million                         0.75%
                                                         $200 million and more                         0.70%

Nationwide NVIT Money Market Fund                        $0 up to $1 billion                           0.40%
                                                         $1 billion up to $2 billion                   0.38%
                                                         $2 billion up to $5 billion                   0.36%
                                                         $5 billion and more                           0.34%

Nationwide NVIT Money Market Fund II                     $0 up to $1 billion                           0.50%
                                                         $1 billion up to $2 billion                   0.48%
                                                         $2 billion up to $5 billion                   0.46%
                                                         $5 billion and more                           0.44%

NVIT Nationwide Fund                                     $0 up to $250 million                         0.60%
                                                         $250 million up to $1 billion                 0.575%
                                                         $1 billion up to $2 billion                   0.55%
                                                         $2 billion up to $5 billion                   0.525%
                                                         $5 billion and more                           0.50%

NVIT Nationwide Leaders Fund((3))                        $0 up to $500 million                         0.80%
                                                         $500 million up to $2 billion                 0.70%
                                                         $2 billion and more                           0.65%

Nationwide NVIT U.S. Growth Leaders                      $0 up to $500 million                         0.90%
Fund((4))                                                $500 million up to $2 billion                 0.80%
                                                         $2 billion and more                           0.75%

Gartmore NVIT Worldwide Leaders Fund((5))                $0 up to $50 million                          0.90%
                                                         $50 million and more                          0.85%
NVIT S&P 500 Index Fund                                  $0 up to $1.5 billion                         0.13%
                                                         $1.5 billion up to $3 billion                 0.12%
                                                         $3 billion and more                           0.11%

Nationwide Multi-Manager NVIT Small Company Fund         All assets                                    0.93%

Nationwide Multi-Manager NVIT Small Cap Growth Fund      All assets                                    0.95%

Nationwide Multi-Manager NVIT Small Cap Value Fund       $0 up to $200 million                         0.90%
                                                         $200 million and more                         0.85%

                                                                                                       INVESTMENT
FUND                                                     ASSETS                                        ADVISOR FEE
JP Morgan NVIT Balanced Fund                             $0 up to $100 million                         0.75%
                                                         $100 million and more                         0.70%

Van Kampen NVIT Multi Sector Bond Fund                   $0 up to $200 million                         0.75%
                                                         $200 million and more                         0.70%

NVIT Bond Index Fund                                     $0 up to $1.5 billion                         0.22%
                                                         $1.5 billion up to $3 billion                 0.21%
                                                         $3 billion and more                           0.20%

NVIT International Index Fund                            $0 up to $1.5 billion                         0.27%
                                                         $1.5 billion up to $3 billion                 0.26%
                                                         $3 billion and more                           0.25%

NVIT Small Cap Index Fund                                $0 up to $1.5 billion                         0.20%
                                                         $1.5 billion up to $3 billion                 0.19%
                                                         $3 billion and more                           0.18%

NVIT Enhanced Income Fund                                $0 up to $500 million                         0.35%
                                                         $500 million up to $1 billion                 0.34%
                                                         $1 billion up to $3 billion                   0.325%
                                                         $3 billion up to $5 billion                   0.30%
                                                         $5 billion up to $10 billion                  0.285%
                                                         $10 billion and more                          0.275%

 Gartmore NVIT Emerging Markets                           $0 up to $500 million                        1.05%
Fund(6)                                                   $500 million up to $2                        1.00%
                                                          billion                                      0.95%
                                                          $2 billion and more

Gartmore NVIT Developing Markets                          $0 up to $500 million                        1.05%
Fund(7)                                                   $500 million up to $2                        1.00%
                                                          billion                                      0.95%
                                                          $2 billion and more

Nationwide NVIT Global Financial                          $0 up to $500 million                        0.90%
Services Fund((8))                                        $500 million up to $2                        0.85%
                                                          billion                                      0.80%
                                                          $2 billion and
                                                          more

Gartmore NVIT Global Utilities                            $0 up to $500 million                        0.70%
Fund((9))                                                 $500 million up to $2                        0.65%
                                                          billion                                      0.60%
                                                          $2 billion and more

Gartmore NVIT International Growth                        $0 up to $500 million                        0.90%
Fund(10)                                                  $500 million up to $2                        0.85%
                                                          billion                                      0.80%
                                                          $2 billion and more

(1) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Nationwide NVIT Global Health Sciences Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Nationwide NVIT Global Technology and Communications Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the NVIT Nationwide Leaders Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Nationwide NVIT U.S. Growth Leaders Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT Worldwide Leaders Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(6) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT Emerging Markets Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(7) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT Developing Markets Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(8) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Nationwide NVIT Global Financial Services Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(9) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT Global Utilities Fund's performance relative to its benchmarks, the MSCI World Telecom Services Index (60%)/MSCI World Utilities Index (40%). If the Fund outperforms its benchmarks by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmarks by a set amount, the Fund will pay lower fees.

(10) The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT International Growth Fund's performance relative to its benchmark, the MSCI All Country World ex U.S. Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES - NATIONWIDE NVIT GLOBAL HEALTH SCIENCES FUND, NATIONWIDE NVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND, NVIT NATIONWIDE LEADERS FUND, GARTMORE NVIT WORLDWIDE LEADERS FUND, GARTMORE NVIT DEVELOPING MARKETS FUND, GARTMORE NVIT EMERGING MARKETS FUND, NATIONWIDE NVIT GLOBAL FINANCIAL SERVICES FUND, GARTMORE NVIT GLOBAL UTILITIES FUND, GARTMORE NVIT INTERNATIONAL GROWTH FUND

         As described above and in each Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12-month rolling performance period. The base fee will either be increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12-month rolling performance period as follows:

               OUT OR UNDER PERFORMANCE                       CHANGE IN FEES

               +/- 1 percentage point                         +/- 0.02%
               +/- 2 percentage points                        +/- 0.04%
               +/- 3 percentage points                        +/- 0.06%
               +/- 4 percentage points                        +/- 0.08%
               +/- 5 percentage points or more                +/- 0.10%

         As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                         NATIONWIDE NVIT GLOBAL
                                                          HEALTH SCIENCES FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.90% for assets up to $500 million                        1.00%        0.80%
0.85% for assets of $500 million and more but
   less than $2 billion                                    0.95%        0.75%
0.80% on assets of $2 billion and more                     0.90%        0.70%


                                                         NATIONWIDE NVIT GLOBAL
                                                             TECHNOLOGY AND
                                                          COMMUNICATIONS FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.88% for assets up to $500 million                        0.98%        0.78%
0.83% for assets of $500 million and more but
   less than $2 billion                                    0.93%        0.73%
0.78% on assets of $2 billion and more                     0.88%        0.68%

                                                        NVIT NATIONWIDE LEADERS
                                                                  FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.80% for assets up to $500 million                        0.90%        0.70%
0.70% for assets of $500 million and more but
   less than $2 billion                                    0.80%        0.60%
0.65% on assets of $2 billion and more                     0.75%        0.55%



                                                        GARTMORE NVIT WORLDWIDE
                                                              LEADERS FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.90% for assets up to $50 million                         1.00%        0.80%
0.85% for assets of $50 million or more                    0.95%        0.75%



                                                        GARTMORE NVIT DEVELOPING
                                                              MARKETS FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
1.05% for assets up to $500 million                        1.15%        0.95%
1.00% for assets of $500 million and more but
   less than $2 billion                                    1.10%        0.90%
0.95% on assets of $2 billion and more                     1.05%        0.85%


                                                          GARTMORE NVIT GLOBAL
                                                         EMERGING MARKETS FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
1.05% for assets up to $500 million                        1.15%        0.95%
1.00% for assets of $500 million and more but
   less than $2 billion                                    1.10%        0.90%
0.95% on assets of $2 billion and more                     1.05%        0.85%



                                                         NATIONWIDE NVIT GLOBAL
                                                        FINANCIAL SERVICES FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.90% for assets up to $500 million                        1.00%        0.80%
0.85% for assets of $500 million and more but
   less than $2 billion                                    0.95%        0.75%
0.80% on assets of $2 billion and more                     0.90%        0.70%

                                                          GARTMORE NVIT GLOBAL
                                                             UTILITIES FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.70% for assets up to $500 million                        0.80%        0.60%
0.65% for assets of $500 million and more but
   less than $2 billion                                    0.75%        0.55%
0.60% on assets of $2 billion and more                     0.70%        0.50%


                                                             GARTMORE NVIT
                                                       INTERNATIONAL GROWTH FUND
                                                         POSSIBLE ADVISORY FEES

BASE ADVISORY FEE                                         HIGHEST      LOWEST
0.90% for assets up to $500 million                        1.00%        0.80%
0.85% for assets of $500 million and more but
   less than $2 billion                                    0.95%        0.75%
0.80% on assets of $2 billion and more                     0.90%        0.70%


         The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12-month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.

          The base rate and the performance rate are applied separately. The base rate is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.

          By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the 12 month rolling performance period ended March 31, 2007. Further assume that NFA is earning a base advisory fee for such Fund at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending March 31, 2007 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended March 31, 2007. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

PERFORMANCE FEES - NATIONWIDE NVIT U.S. GROWTH LEADERS FUND

         As described above and in the Fund's Prospectus, the Nationwide NVIT U.S. Growth Leaders Fund is subject to a base investment advisory fee that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

                                                                                 HIGHEST POSSIBLE     LOWEST POSSIBLE
                                        REQUIRED EXCESS     BASE ADVISORY         ADVISORY FEE AT     ADVISORY FEE AT
       FUND             BENCHMARK         PERFORMANCE           FEE              EACH BREAK POINT    EACH BREAK POINT
Nationwide NVIT      S&P 500 Index           12.0%         0.90% for assets         1.12%               0.68%
U.S. Growth                                                up to $500
Leaders Fund                                               million,

                                                           0.80% for assets         0.98%               0.62%
                                                           of $500 million
                                                           and more but
                                                           less than $2
                                                           billion,
                                                           0.75% for assets         0.91%               0.59%
                                                           of $2 billion
                                                           and more

The performance adjustment for the Nationwide NVIT U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a rolling 36-month period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a rolling 36-month period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a rolling 36-month period, no adjustment will take place and NFA will receive the applicable base fee.

The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Nationwide NVIT U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Nationwide NVIT U.S. Growth Leaders Fund's average net assets over the rolling 36-month performance period. The corresponding dollar values are then added to arrive at the overall NFA advisory fee for the current period.

By way of example, assume the Nationwide NVIT U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36-month period ended December 31, 2005. Further assume that NFA is earning a base advisory fee at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending December 31, 2005 1/4th of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus 1/4th the annualized rate of 0.22% times the Fund's average net assets over the rolling 36-month period ended December 31, 2005. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36-month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

         LIMITATION OF FUND EXPENSES

         In the interest of limiting the expenses of certain Funds, the Adviser may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, the Adviser has entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, NFA has agreed to waive or limit its fees and to assume other expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business). Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         With respect to Nationwide NVIT Global Technology and Communications Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Growth Fund, Gartmore NVIT Developing Markets Fund, Nationwide NVIT Mid Cap Growth Fund, Nationwide NVIT Money Market Fund, NVIT Bond Index Fund, NVIT Enhanced Income Fund, NVIT Small Cap Index Fund, NVIT Nationwide Leaders Fund, Nationwide

NVIT U.S. Growth Leaders Fund, NVIT S&P 500 Index Fund, NVIT International Index Fund, and NVIT Mid Cap Index Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         Until at least May 1, 2008, as listed for the Funds below, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding taxes, interest, brokerage commissions, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes.

         o Nationwide NVIT Global Technology and Communications Fund to 1.23% for Class I, Class II, Class III and Class VI shares

         o    Nationwide NVIT Mid Cap Growth Fund to 0.95% for Class IV shares

         o    Nationwide NVIT Money Market Fund to 0.50% for Class IV

         o NVIT Nationwide Leaders Fund to 1.15% for Class I, Class II and Class III shares

         o Nationwide NVIT U.S. Growth Leaders Fund to 1.15% for Class I, Class II and Class III shares

         o NVIT S&P 500 Index Fund to 0.23% for Class I, II, IV and ID shares

         o NVIT Mid Cap Index Fund to 0.32% for Class I, II, III and ID shares

         o Gartmore NVIT Developing Markets Fund to 1.40% for Class I and Class II shares

         o Gartmore NVIT Emerging Markets Fund to 1.40% for Class I, Class II, Class III and Class VI shares

         o Gartmore NVIT International Growth Fund to 1.25% for Class I, Class II and Class III shares

         o NVIT Bond Index Fund to 0.32% for Class ID, Class II and Class VII shares

         o NVIT International Index Fund to 0.37% for Class ID, Class II, Class VI, Class VII, and Class VIII shares

         o NVIT Small Cap Index Fund to 0.30% for Class ID, Class II, and Class VII shares

         o NVIT Enhanced Income Fund to 0.45% for Class ID, Class II, and Class VII shares

INVESTMENT ADVISORY FEES

During the fiscal years ended December 31, 2006, 2005 and 2004, NFA earned the following fees for investment advisory services (including fees eventually paid to any subadviser(s)):

                                                             NFA INVESTMENT ADVISORY FEES
                                                                YEAR ENDED DECEMBER 31,

                                                  2006                         2005                           2004

                                          FEES           FEES           FEES           FEES           FEES             FEES
FUND                                      PAID        REIMBURSED        PAID        REIMBURSED        PAID          REIMBURSED
Van Kampen NVIT Comstock Value Fund     $1,893,104     $       --      1,396,854     $   10,247      1,027,953     $   14,072
NVIT Mid Cap Index Fund                  1,576,144             --      1,638,312             --      1,729,552             --
Federated NVIT High Income Bond
   Fund                                  1,662,366             --      1,774,324             --      1,799,867             --
Nationwide NVIT Global Health
   Sciences Fund                           564,802             --        635,020             --        483,449             --
Nationwide NVIT Global Technology
   and Communications Fund                 337,877             --        349,909             --        481,042             --
Nationwide NVIT Government Bond
   Fund                                  5,373,333             --      5,822,771             --      6,852,605             --
Nationwide NVIT Growth Fund              1,291,456             --      1,462,868             --      1,584,149             --
Nationwide NVIT Investor
   Destinations Aggressive Fund            855,879             --        590,061             --        262,294             --
Nationwide NVIT Investor
   Destinations Moderately
   Aggressive Fund                       1,970,471             --      1,241,280             --        639,626             --
Nationwide NVIT Investor
   Destinations Moderate Fund            2,658,209             --      1,727,107             --      1,093,867             --
Nationwide NVIT Investor
   Destinations Moderately
   Conservative Fund                       752,540             --        624,737             --        448,236             --
Nationwide NVIT Investor
   Destinations Conservative Fund          394,934             --        361,109             --        297,436             --
Nationwide NVIT Mid Cap Growth Fund      2,121,167         27,983      1,737,533         54,418      1,687,342         26,956
Nationwide NVIT Money Market Fund        6,803,331        112,415      6,940,784        119,939      7,698,896        116,217
Nationwide NVIT Money Market Fund
   II                                    1,545,988             --      1,489,560             --      1,194,249         66,379
NVIT Nationwide Fund                     9,778,131             --      8,761,388             --      9,249,645             --
NVIT Nationwide Leaders Fund               200,289             --        163,882             --         83,129             --
Nationwide NVIT U.S. Growth
   Leaders Fund                            606,492             --        466,317             --        541,421             --
Gartmore NVIT Worldwide Leaders
   Fund                                    436,694             --        376,821             --        328,432             --

                                                             NFA INVESTMENT ADVISORY FEES
                                                                YEAR ENDED DECEMBER 31,

                                                2006                       2005                        2004

                                                       FEES                       FEES
FUND                                 FEES PAID      REIMBURSED     FEES PAID    REIMBURSED
Nationwide Multi-Manager
   NVIT Small Company Fund            8,700,413             --      8,420,670          --      7,752,901          --
Nationwide Multi-Manager
   NVIT Small Cap Growth Fund         1,456,813             --      1,476,914          --      1,468,744          --
Nationwide Multi-Manager
   NVIT Small Cap Value Fund          6,232,921             --      6,659,758          --      6,896,988          --
JP Morgan NVIT Balanced
   Fund                               1,527,514         16,988      1,642,991      41,390      1,647,196      32,438
Van Kampen NVIT Multi Sector
   Bond Fund                          1,838,574             --      1,869,702          --      1,728,249          --
NVIT S&P 500 Index Fund                 364,536        209,099        147,549     500,657        249,634     414,515
NVIT International Value Fund         2,237,189             --      1,538,703                    887,549          --
NVIT Bond Index Fund                        N/A            N/A            N/A         N/A            N/A         N/A
NVIT International Index Fund             3,105         73,132            N/A         N/A            N/A         N/A
NVIT Small Cap Index Fund                   N/A            N/A            N/A         N/A            N/A         N/A
NVIT Enhanced Income Fund                   N/A            N/A            N/A         N/A            N/A         N/A
Gartmore NVIT Developing Markets
   Fund                               3,528,048             --      2,582,568          --      1,809,874          --
Gartmore NVIT Emerging Markets
   Fund                               2,927,674             --      1,710,512          --        978,117      39,447
Nationwide NVIT Global Financial
   Services Fund                        299,637             --        216,177          --        240,174          --
Gartmore NVIT Global Utilities
   Fund                                 335,503             --        340,445          --        144,025          --
Gartmore NVIT International
   Growth Fund                          634,993             --        232,817          --        116,076          --

SUBADVISERS

The Subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND                                                        SUBADVISER(S)
Van Kampen NVIT Comstock Value Fund                         Van Kampen Asset Management ("VKAM")

Federated NVIT High Income Bond Fund                        Federated Investment Management Company ("Federated")

Gartmore NVIT Worldwide Leaders Fund                        Gartmore Global Partners ("GGP")

NVIT Mid Cap Index Fund                                     BlackRock Investment Management, LLC ("BlackRock")(1)

JP Morgan NVIT Balanced Fund                                J.P. Morgan Investment Management Inc. ("J.P. Morgan")

FUND                                                        SUBADVISER(S)
Van Kampen NVIT Multi Sector Bond Fund                      MSIM
Nationwide Multi-Manager NVIT Small Cap Value Fund          J.P. Morgan((2)) and Epoch Investment Partners, Inc.
                                                            ("Epoch")((3))
Nationwide Small Cap Growth Fund                            Multi-Manager NVIT
                                                            Waddell & Reed
                                                            Investment
                                                            Management Company
                                                            ("WRIMCO") and
                                                            Oberweis Asset
                                                            Management, Inc.
                                                            ("OAM")((4))

Nationwide Multi-Manager NVIT Small Company Fund            American Century Investments, Inc. ("American
                                                            Century")((4)), Franklin Portfolio Associates, LLC
                                                            ("FPA")((5)), MSIM((4)),  Neuberger Berman,
                                                            WRIMCO((6)), and GGP((7))

NVIT S&P 500 Index Fund                                     BlackRock((8))

NVIT International Value Fund                               The Boston Company Asset Management, LLC ("Boston
                                                            Company")(9)
Gartmore NVIT Developing Markets Fund                       GGP
Gartmore NVIT Emerging Markets Fund                         GGP
Gartmore NVIT Global Utilities Fund                         GGP
Gartmore NVIT International Growth Fund                     GGP
NVIT Bond Index Fund                                        BlackRock(1(0))
NVIT International Index Fund                               BlackRock(1(1))
NVIT Small Cap Index                                        BlackRock(1(2))
NVIT Enhanced Income Fund                                   Morley Capital Management, Inc. ((13))
Nationwide NVIT Mid Cap Growth Fund                         NorthPointe Capital LLC (1(4))

-------------
(1)  BlackRock began service as a subadviser to the Fund on May 1, 2006.
(2)  J.P. Morgan began service as a subadviser to the Fund on October 1, 2003.
(3)  Epoch began service as a subadviser to the Fund on September 19, 2005.
(4) OAM, American Century and MSIM began service as a subadviser to the Fund on June 14, 2004.
(5)  FPA began service as a subadviser to the Fund on May 1, 2006.
(6)  WRIMCO began service as a subadviser to the Fund on January 5, 2001.
(7)  GGP began service as a subadviser to the Fund on August 15, 2001.
(8)  BlackRock began service as a subadviser to the Fund on May 1, 2006.
(9)  Boston Company began service as a subadviser to the Fund on May 1, 2006.
(10) BlackRock began service as a subadviser to the Fund on April 20, 2007.
(11) BlackRock began service as a subadviser to the Fund on May 1, 2006.
(12) BlackRock began service as a subadviser to the Fund on April 13, 2007.
(13) Morley Capital Management, Inc. began service as a subadviser to the Fund on May 1, 2007, but was the adviser to the Fund from April 20, 2007 through April 30, 2007.
(14) NorthPointe Capital LLC began service as a subadviser to the Fund on May 1, 2007.

         VKAM is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. VKAM is an indirect, wholly-owned subsidiary of Morgan Stanley.

          BlackRock, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a subadviser for certain of the Funds. BlackRock is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management.

         Federated is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies.

            GGP, 8 Fenchurch Place, London, England, United Kingdom, is the subadviser for certain of the Funds and manages each Fund's assets in accordance with the investment objective and strategies. GGP makes investment decisions and executes them by placing purchase and sell orders for securities. GGP was previously an affiliate of NFA. However, effective September 29, 2006, GGP is no longer affiliated with NFA.

         Epoch is the subadviser for a portion of the Nationwide Multi-Manager NVIT Small Cap Value Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019.

         J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients.

         MSIM does business in certain instances, including with respect to the Van Kampen NVIT Multi Sector Bond Fund, using the name Van Kampen. MSIM is owned by Morgan Stanley. MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

         WRIMCO acts as investment manager to numerous investment companies and accounts. WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201.

         Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman. Neuberger Berman is a subsidiary of Neuberger Inc., which is a subsidiary of Lehman Brothers Holdings, Inc., a publicly held company.

         American Century is located at 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the Nationwide Multi-Manager NVIT Small Company Fund.

         Morgan Stanley with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

         OAM, 3333 Warrenville Rd, Suite 500, Lisle, IL, 60532, offers investment advice to institutions and individual investors regarding a broad range of investment products and may serve as investment adviser or subadviser to mutual funds.

         FPA is located at One Boston Place, 29th Floor, Boston, Massachusetts, 02108. FPA is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation. FPA was founded in 1982 as an institutional asset manager specializing in risk-controlled, benchmark-driven strategies. Since the firm's inception, the investment team has been able to balance tradeoffs between risk and return for institutional portfolios. The firm employs a bottom-up investment approach that seeks to identify undervalued securities using a quantitative stock picking process. Today, the firm manages assets on behalf of clients including corporate pension plans, public pension plans, Taft-Hartley pension plans, endowments/foundations, as well as acting as sub-advisor to mutual funds. FPA is a wholly owned but independently operated subsidiary of Mellon Financial Corporation.

         Boston Company is located at One Boston Place, Boston, Massachusetts, 02108. Boston Company is independently managed and is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company was founded in 1970 in Boston, Massachusetts by Boston Safe Deposit & Trust Company. Boston Safe is one of America's oldest financial institutions with origins dating back to the early 1800s. Boston Company was established to provide investment strategies tailored to the institutional marketplace. In September 1981, The Boston Company, Inc., the holding company of Boston Company, became a wholly-owned subsidiary of Shearson Lehman Brothers, Inc., an American Express Company. In 1993, Mellon Financial Corporation acquired The Boston Company, Inc. from Shearson Lehman Brothers. The acquisition strengthened Mellon's position as a leading provider of institutional asset management, institutional trust and custody, private banking, jumbo mortgages and mutual fund custody services. Today, The Boston Company continues its institutional focus and has expanded its distribution channels globally. Boston Company is a member of Mellon Asset Management (MAM), the umbrella organization and service mark for Mellon Financial Corporation's investment management and distribution subsidiaries. Under MAM, Boston Company participates in a global strategy to market its strategies and services to its clients. Organized as a Limited Liability Company (LLC), The Boston Company is run independently of its parent company in terms of investment strategy, product development, and employee compensation. As a subsidiary of Mellon Financial Corporation, Boston Company's revenues represented approximately 5% of its parent company's revenues in 2006. Mellon Financial Corp. is implementing a strategy focused on long-term stability and growth, with the goal of being the best performing financial services company. With strong support of the Mellon Board of Directors, management has no intention of making short-term business decisions influenced by fluctuations in its share price, unfounded rumors or media reports.

         Morley Capital Management, Inc. ("MCM"), located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, is the subadviser for the Gartmore NVIT Enhanced Income Fund and is responsible for managing the Fund's investments and supervising the Fund's daily business affairs. MCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. MCM was the investment adviser to the Fund from April 20, 2007 through April 30, 2007.

         NorthPointe Capital, LLC ("NorthPointe"), 101 West Big Beaver, Suite 745, Troy, Michigan 48084, was organized in 1999 and subadvises the Nationwide NVIT Mid Cap Growth Fund. NorthPointe is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. Subject to the supervision of the Adviser and the Trustees, NorthPointe will manage the assets of the Fund in accordance with its individual investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places buy and sell orders for securities.

         Subject to the supervision of the Adviser and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds.

The following table sets forth the amount NFA paid to the Subadvisers for the fiscal years ended December 31, 2006, 2005 and 2004(1):

                                                                            YEAR ENDED DECEMBER 31, (1)

                               FUND                                     2006           2005            2004
Van Kampen NVIT Comstock Value Fund                                 $     854,125  $    639,817    $    471,318
Federated NVIT High Income Bond Fund                                      685,257       723,644         732,941
Gartmore NVIT Worldwide Leaders Fund                                      266,785       226,093         197,058
NVIT Mid Cap Index Fund                                                   521,505       521,663         457,120
JP Morgan NVIT Balanced Fund                                              690,501       750,449         748,412
Van Kampen NVIT Multi Sector Bond Fund                                    720,919       732,036         681,516
Nationwide Multi-Manager NVIT Small Cap Value Fund                      3,346,843     3,572,816       3,698,401
Nationwide Multi-Manager NVIT Small Cap Growth Fund                       920,095       932,790         927,628
Nationwide NVIT Mid Cap Growth Fund                                            --            --               --
Nationwide Multi-Manager NVIT Small Company Fund                        5,613,174     5,432,695       5,001,866
Gartmore NVIT Emerging Markets Fund                                     1,463,837       855,256         508,782
Gartmore NVIT International Growth Fund                                   317,497       116,409          58,038
Gartmore NVIT Global Utilities Fund                                       167,751       170,223          65,247
NVIT International Value Fund                                           1,118,594       769,351         443,774
Gartmore NVIT Developing Markets Fund                                   1,764,024     1,291,284         904,937
NVIT S&P 500 Index Fund                                                    76,535        64,014          65,347
NVIT Bond Index Fund                                                          N/A           N/A             N/A
NVIT International Index Fund                                              31,059           N/A             N/A
NVIT Small Cap Index Fund                                                     N/A           N/A             N/A
NVIT Enhanced Income Fund                                                     N/A           N/A             N/A

(1) The amounts include any fees, if applicable, paid to NWD Management & Research Trust ("NWDMR"). On September 29, 2006, NWDMR transferred all of its investment advisory responsibilities to its wholly-owned investment advisory subsidiary, NFA.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective Subadvisers for a Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. The Adviser have responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, the Adviser do not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that the Subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding each of the portfolio managers identified in the Funds' prospectuses: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of Nationwide Financial. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      NFA
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

         In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION PLAN

         The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of such Funds' Class II or Class VI shares or all of the shares in the case of the Nationwide NVIT Money Market Fund
II. Although actual distribution expenses may be more or less, such Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, an annual amount that will not exceed the following amounts:

                              AMOUNT                                FUNDS
0.25% of the average daily net assets of Class II         NVIT Nationwide Fund
shares of each Fund, all of which will be                 Gartmore NVIT International Growth Fund
considered a distribution fee.                            Nationwide NVIT Global Technology and
                                                          Communications Fund
                                                          Gartmore NVIT Emerging Markets Fund
                                                          Nationwide NVIT Global Health Sciences Fund
                                                          Nationwide Multi-Manager NVIT Small Cap Growth
                                                          Fund

                              AMOUNT                                    FUNDS
                                                          Nationwide Multi-Manager NVIT Small Company Fund
                                                          Nationwide NVIT Mid Cap Growth Fund
                                                          Van Kampen NVIT Comstock Value Fund
                                                          NVIT Mid Cap Index Fund
                                                          Nationwide Multi-Manager NVIT Small Cap Value Fund
                                                          Gartmore NVIT Worldwide Leaders Fund
                                                          Nationwide NVIT Government Bond Fund
                                                          NVIT Nationwide Leaders Fund
                                                          Nationwide NVIT U.S. Growth Leaders Fund
                                                          Nationwide NVIT Global Financial Services Fund
                                                          Gartmore NVIT Global Utilities Fund
                                                          NVIT S&P 500 Index Fund
                                                          NVIT International Value Fund
                                                          Gartmore NVIT Developing Markets Fund
                                                          Nationwide NVIT Investor Destinations Aggressive Fund
                                                          Nationwide NVIT Investor Destinations Moderately
                                                             Aggressive Fund
                                                          Nationwide NVIT Investor Destinations Moderate Fund
                                                          Nationwide NVIT Investor Destinations Moderately
                                                             Conservative Fund
                                                          Nationwide NVIT Investor Destinations Conservative Fund
                                                          NVIT Bond Index Fund
                                                          NVIT Enhanced Income Fund
                                                          NVIT International Index Fund
                                                          NVIT Small Cap Index Fund

                                   AMOUNT                              FUNDS
0.25% of the average daily net assets of Class VI         NVIT International Value Fund
Fund shares of each Fund, all of which will be            Gartmore NVIT Emerging Markets Fund
considered a distribution fee.                            Nationwide NVIT Global Health Sciences Fund
                                                          Nationwide NVIT Global Technology and
                                                             Communications Fund
                                                          Nationwide NVIT Investor Destinations Aggressive Fund
                                                          Nationwide NVIT Investor Destinations Moderately
                                                             Aggressive Fund
                                                          Nationwide NVIT Investor Destinations Moderate Fund
                                                          Nationwide NVIT Investor Destinations Moderately
                                                             Conservative Fund
                                                          Nationwide NVIT Investor Destinations
                                                             Conservative Fund

0.25% of the average daily net assets of Class VII        NVIT Bond Index Fund
Fund shares of each Fund, all of which will be            NVIT Enhanced Income Fund
considered a distribution fee.                            NVIT International Index Fund
                                                          NVIT Small Cap Index Fund


                                   AMOUNT                              FUNDS

0.40% of the average daily net assets of Class VIII       NVIT International Index Fund
Fund shares of each Fund, all of which will be
considered a distribution fee.

         During the fiscal year ended December 31, 2006, NFD earned the following distribution fees under the Plan(1):

FUND                                                                                    FEES PAID
Van Kampen NVIT Comstock Value Fund                                                     $     300,058
NVIT Mid Cap Index Fund                                                                        56,141
NVIT S&P 500 Index Fund                                                                            --
Gartmore NVIT Emerging Markets Fund                                                           148,615
Nationwide NVIT Global Financial Services Fund                                                  4,430
Nationwide NVIT Global Health Sciences Fund                                                    34,206
Nationwide NVIT Global Technology and Communications Fund                                      14,921
Gartmore NVIT Global Utilities Fund                                                             2,404
Nationwide NVIT Government Bond Fund                                                           37,304
Gartmore NVIT International Growth Fund                                                            --
Nationwide NVIT Investor Destinations Aggressive Fund                                       1,645,937
Nationwide NVIT Investor Destinations Moderately Aggressive Fund                            3,789,406
Nationwide NVIT Investor Destinations Moderate Fund                                         5,111,992
Nationwide NVIT Investor Destinations Moderately Conservative Fund                          1,447,207
Nationwide NVIT Investor Destinations Conservative Fund                                       759,496
Nationwide NVIT Mid Cap Growth Fund                                                           162,639
Nationwide NVIT Money Market Fund II                                                          772,994
NVIT Nationwide Fund                                                                          221,165
NVIT Nationwide Leaders Fund                                                                       --
Nationwide NVIT U.S. Growth Leaders Fund                                                       52,370
Gartmore NVIT Worldwide Leaders Fund                                                               --
Nationwide Multi-Manager NVIT Small Company Fund                                              225,267
Nationwide Multi-Manager NVIT Small Cap Growth Fund                                            49,092
Nationwide Multi-Manager NVIT Small Cap Value Fund                                            118,022
NVIT International Value Fund                                                                 212,341
Gartmore NVIT Developing Markets Fund                                                         840,007
NVIT Small Cap Index Fund                                                                         N/A
NVIT International Index Fund                                                                   5,732
NVIT Bond Index Fund                                                                              N/A
NVIT Enhanced Income Fund                                                                         N/A

(1) The other Funds/share classes of the Trust for which NFD acted as distributor have not adopted a Distribution Plan.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NFD may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. NFD or an affiliate of NFD does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

         The Trust has been informed by NFD that during the fiscal year ended December 31, 2006, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds(1):


                                                                                                FINANCING        ROKER-
                                                              PROSPECTUS      DISTRIBUTOR      CHARGES WITH      DEALER
                                                              PRINTING &      COMPENSATION &   RESPECT TO B   COMPENSATION
                             FUND                             MAILING(2)      COSTS             & C SHARES     & COSTS(3)
Van Kampen NVIT Comstock Value Fund                                   0       53,663.11               N/A   246,394.94
NVIT Mid Cap Index Fund                                               0       328.17                  N/A   55,812.50
NVIT S&P 500 Index Fund                                               0       0                       N/A           0
Gartmore NVIT Emerging Markets Fund                                   0       11,686.23               N/A   136,929.03
Nationwide NVIT Global Financial Services Fund                        0       52.09                   N/A     4,378.26
Nationwide NVIT Global Health Sciences Fund                           0       698.22                  N/A    33,508.24

Nationwide NVIT Global Technology and Communications Fund             0       1,224.68                N/A   13,696.13
Gartmore NVIT Global Utilities Fund                                   0       47.07                   N/A    2,357.39
Nationwide NVIT Government Bond Fund                                                                  N/A   37,848.21
Gartmore NVIT International Growth Fund                               0       0                       N/A           0
Nationwide NVIT Investor Destinations Aggressive Fund                 0       63,988.40               N/A 1,581,948.43
Nationwide NVIT Investor Destinations Moderately Aggressive
Fund                                                                  0       269,091.72              N/A 3,520,314.55
Nationwide NVIT Investor Destinations Moderate Fund                   0       372,219.20              N/A 4,739,772.80
Nationwide NVIT Investor Destinations Moderately Conservative
Fund                                                                  0       38,601.18               N/A 1,408,605.43
Nationwide NVIT Investor Destinations Conservative Fund               0       11,322.56               N/A   748,173.51
Nationwide NVIT Mid Cap Growth Fund                                   0       36,363.83               N/A   126,275.14
Nationwide NVIT Money Market Fund II                                                                  N/A   785,791.51
NVIT Nationwide Fund                                                  0       60,623.38               N/A   160,541.26
NVIT Nationwide Leaders Fund                                          0       0                       N/A            0
Nationwide NVIT U.S. Growth Leaders Fund                              0       560.45                  N/A    51,809.34
Gartmore NVIT Worldwide Leaders Fund                                  0       0                       N/A            0
Nationwide Multi-Manager NVIT Small Company Fund                      0       12,691.16               N/A   212,576.21
Nationwide Multi-Manager NVIT Small Cap Growth Fund                                                   N/A    49,306.51
Nationwide Multi-Manager NVIT Small Cap Value Fund                    0       2,521.73                N/A   115,500.52
NVIT International Value Fund                                         0       35,869.78               N/A   176,471.11


                                                                                                FINANCING        ROKER-
                                                              PROSPECTUS      DISTRIBUTOR      CHARGES WITH      DEALER
                                                              PRINTING &      COMPENSATION &   RESPECT TO B   COMPENSATION
                             FUND                             MAILING(2)      COSTS             & C SHARES     & COSTS(3)
Gartmore NVIT Developing Markets Fund                                 0       23,867.03               N/A   816,140.45
NVIT Bond Index Fund                                                  0               0               N/A            0
NVIT Enhanced Income Fund                                             0               0               N/A            0
NVIT International Index Fund                                         0        3,035.02               N/A     2,696.87
NVIT Small Cap Index Fund                                              0              0               N/A            0


(1) The other Funds of the Trust for which NFD acted as distributor either have not adopted a Distribution Plan or had not commenced operations as of December 31, 2006.
(2) Printing and/or mailing of prospectuses to other than current Fund shareholders.
(3) Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

         A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to "Broker-Dealer Compensation and Costs" on "Printing and Mailing" of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration Agreement, Nationwide Fund Management LLC ("NFM") provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Each Fund pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust's average daily net assets according to the following schedule:


                                                       AGGREGATE TRUST FEE AS
         ASSET LEVEL*                                A PERCENTAGE OF NET ASSETS

         up to $1 billion                                     0.15%
         $1 billion and more up to $3 billion                 0.10%
         $3 billion and more up to $8 billion                 0.05%
         $8 billion and more up to $10 billion                0.04%
         $10 billion and more up to $12 billion               0.02%
         $12 billion or more                                  0.01%

* The assets of each of the NVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The NVIT Investor Destinations Funds do not pay any part of this fee.

         During the fiscal years ended December 31, 2006, 2005, and 2004, Nationwide SA Capital Trust (formerly Gartmore SA Capital Trust), the Trust's previous administrator, and NFM, as the Trust's transfer agent, earned combined fund administration and transfer agency fees from the Funds as follows:

                                                                           2006           2005           2004
                                FUND                                      EARNED         EARNED         EARNED
Van Kampen NVIT Comstock Value Fund                                    $    182,535   $    144,370         95,287
NVIT Mid Cap Index Fund                                                     425,044        393,018        306,066
Federated NVIT High Income Bond Fund                                        204,678        226,925        222,842
Gartmore NVIT Emerging Markets Fund                                         193,097        121,136         63,402
Nationwide NVIT Global Financial Services Fund                               34,565         29,214         18,185
Nationwide NVIT Global Health Sciences Fund                                  42,867         46,358         31,743
Nationwide NVIT Global Technology and Communications Fund                    27,384         27,153         32,426
Gartmore NVIT Global Utilities Fund                                          44,788         47,994         15,489
Nationwide NVIT Government Bond Fund                                        742,447        853,812        877,708
Nationwide NVIT Growth Fund                                                 143,171        171,106        166,354
Gartmore NVIT International Growth Fund                                      60,709         36,565         13,104
Nationwide NVIT Investor Destinations Aggressive Fund                         1,697          2,203            165
Nationwide NVIT Investor Destinations Moderately Aggressive Fund              2,176          2,838            521
Nationwide NVIT Investor Destinations Moderate Fund                           2,913          3,660          1,067
Nationwide NVIT Investor Destinations Moderately Conservative Fund            2,375          2,126            516
Nationwide NVIT Investor Destinations Conservative Fund                       2,011          2,413            398
Nationwide NVIT Mid Cap Growth Fund                                         190,734        169,678        145,157
Nationwide NVIT Money Market Fund                                         1,137,517      1,237,961      1,259,134
Nationwide NVIT Money Market Fund II                                        197,226        203,637        156,308
NVIT Nationwide Fund                                                      1,124,043      1,068,328        973,990
NVIT Nationwide Leaders Fund                                                 17,863         14,947          7,201
Nationwide NVIT U.S. Growth Leaders Fund                                     45,755         40,011         34,169
Gartmore NVIT Worldwide Leaders Fund                                         43,491         41,419         23,802
Nationwide Multi-Manager NVIT Small Company Fund                            688,111        684,957        550,154
Nationwide Multi-Manager NVIT Small Cap Growth Fund                         104,196        111,213         99,803
Nationwide Multi-Manager NVIT Small Cap Value Fund                          497,317        548,045        512,616
JP Morgan NVIT Balanced Fund                                                183,179        194,249        184,429
Van Kampen NVIT Multi Sector Bond Fund                                      220,293        236,568        213,113
NVIT International Value Fund                                               221,103        181,722         85,956
Gartmore NVIT Developing Markets Fund                                       232,254        175,049        393,450
NVIT S&P 500 Index Fund                                                     241,723        195,384        180,972
NVIT Small Cap Index Fund                                                       N/A            N/A            N/A
NVIT International Index Fund                                                75,073            N/A            N/A
NVIT Bond Index Fund                                                            N/A            N/A            N/A
NVIT Enhanced Income Fund                                                       N/A            N/A            N/A


SUB-ADMINISTRATION

         NFM has entered into a Services Agreement and Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective May 1, 2007, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, NFM pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                       AGGREGATE TRUST FEE
                 ASSET LEVEL**                    AS A PERCENTAGE OF NET ASSETS

                up to $1 billion                            0.10%
      $1 billion and more up to $3 billion                  0.05%
      $3 billion and more up to $8 billion                  0.04%
     $8 billion and more up to $10 billion                  0.02%
     $10 billion and more up to $12 billion                 0.01%
              $12 billion or more                          0.005%

------------

** The assets of each of the NVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The NVIT Investor Destinations Funds do not pay any part of this fee.

         For the fiscal years ended December 31, 2006, 2005, and 2004, BISYS earned $4,466,744, $4,367,919, and $4,350,755, for the combined sub-administration and sub-transfer agency services it provided, respectively.

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class III, Class VI, Class VII or Class VIII shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity. No fee is paid with respect to the Class ID shares of any Fund.

         During the fiscal years ended December 31, 2006, 2005 and 2004, NFS and its affiliates earned $23,841,947, $18,932,894, and $17,411,072 in administrative services fees from the Funds.

CUSTODIAN

         JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATIONS

         A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

-------------

(1) Because the NVIT Investor Destinations Funds will invest primarily in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The advisers and subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended December 31, 2006, the clients (including the Funds) of all the affiliated advisers of NWD Investment Management, Inc. ("NWD"), including but not limited to NFA, Nationwide SA Capital Trust, and NorthPointe Capital LLC, paid soft dollar commissions in the total amount of $7.9 million. For the fiscal year ended December 31, 2006, with respect to the Funds only, all affiliated advisers paid soft dollar commissions in the total amount of $1.9 million. NWD directs security transactions to brokers providing brokerage and research services to the benefit of all NWD clients, including the Funds.

         The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds and the amount of transactions on which the commissions were paid:

                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                       TOTAL AMOUNT OF
                                                                     TOTAL BROKERAGE   TRANSACTIONS ON
                                                                       COMMISSION     WHICH COMMISSIONS
                              FUND                                                           PAID
NVIT Nationwide Leaders Fund                                         $     317,399       339,131,341
Nationwide NVIT U.S. Growth Leaders Fund                                   523,394       500,501,261
Gartmore NVIT Worldwide Leaders Fund                                       390,456       259,083,923
Gartmore NVIT International Growth Fund                                    423,095       257,833,082
Gartmore NVIT Emerging Markets Fund                                      1,532,665       572,022,483
Nationwide NVIT Global Technology  and Communications Fund                 549,620       251,968,678
Nationwide NVIT Global Financial Services Fund                             208,168       149,963,465
Gartmore NVIT Global Utilities Fund                                        128,281        91,734,292
Nationwide NVIT Global Health Sciences Fund                                331,337       294,507,115
NVIT Nationwide Fund                                                     6,523,467     7,526,918,513
Nationwide NVIT Growth Fund                                              1,351,988     1,286,426,744
Nationwide NVIT Government Bond Fund                                            --                --
Nationwide NVIT Money Market Fund                                               --                --
Nationwide Multi-Manager NVIT Small Cap Value Fund                       3,033,937     1,903,886,749
Nationwide Multi-Manager NVIT Small Company Fund                         2,502,553     2,014,343,533
Nationwide Multi-Manager NVIT Small Cap Growth Fund                        221,918       187,886,698
Van Kampen NVIT Comstock Value Fund                                        166,532       229,738,710
Federated NVIT High Income Bond Fund                                           634           237,708
JP Morgan NVIT Balanced Fund                                               174,633     1,542,432,121
NVIT Mid Cap Index Fund                                                     52,731       491,115,518
Nationwide NVIT Mid Cap Growth Fund                                        409,036       428,515,898
Van Kampen NVIT Multi Sector Bond Fund                                      29,764     2,212,169,757
Nationwide NVIT Money Market Fund II                                            --                --
Nationwide NVIT Investor Destinations Aggressive Fund                           --                --
Nationwide NVIT Investor Destinations Moderately Aggressive Fund                --                --
Nationwide NVIT Investor Destinations  Moderate Fund                            --                --
Nationwide NVIT Investor Destinations  Moderately Conservative
Fund                                                                            --                --
Nationwide NVIT Investor Destinations  Conservative Fund                        --                --
NVIT S&P 500 Index Fund                                                     31,613       518,754,691
NVIT International Value Fund                                              512,152       358,514,389
Gartmore NVIT Developing Markets Fund                                    1,991,790       793,837,639
NVIT Small Cap Index Fund                                                      N/A               N/A
NVIT International Index Fund                                               24,227        55,300,286
NVIT Bond Index Fund                                                           N/A               N/A
NVIT Enhanced Income Fund                                                      N/A               N/A

                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                                       TOTAL AMOUNT OF
                                                                                                       TRANSACTIONS ON
                                                                                     TOTAL BROKERAGE  WHICH COMMISSIONS
                              FUND                                                     COMMISSION           PAID
NVIT Nationwide Leaders Fund                                                       $    198,950.80   $   174,016,928.54
Nationwide NVIT U.S. Growth Leaders Fund                                                507,028.26       477,513,644.31
Gartmore NVIT Worldwide Leaders Fund                                                    389,787.66       263,262,450.18
Gartmore NVIT International Growth Fund                                                 178,903.67       117,186,199.50
Gartmore NVIT Emerging Markets Fund                                                   1,168,680.06       403,989,416.14
Nationwide NVIT Global Technology  and Communications Fund                            1,019,113.87       399,384,643.86
Nationwide NVIT Global Financial Services Fund                                          113,754.37        92,399,798.38
Gartmore NVIT Global Utilities Fund                                                     277,168.37       196,768,667.60
Nationwide NVIT Global Health Sciences Fund                                             460,009.69       425,306,303.86
NVIT Nationwide Fund                                                                  5,132,661.01     5,341,043,370.49
Nationwide NVIT Growth Fund                                                           1,475,404.22     1,353,707,445.13
Nationwide NVIT Government Bond Fund                                                            --                   --
Nationwide NVIT Money Market Fund                                                               --                   --
Nationwide Multi-Manager NVIT Small Cap Value Fund                                    3,970,209.35     2,238,441,359.20
Nationwide Multi-Manager NVIT Small Company Fund                                      2,544,096.32     1,921,310,772.06
Nationwide Multi-Manager NVIT Small Cap Growth Fund                                     195,230.62       188,291,220.68
Van Kampen NVIT Comstock Value Fund                                                     125,907.83       128,581,082.42
Federated NVIT High Income Bond Fund                                                         77.00             4,049.41
JP Morgan NVIT Balanced Fund                                                            151,503.00       218,794,764.75
NVIT Mid Cap Index Fund                                                                  22,032.09        46,568,636.75
Nationwide NVIT Mid Cap Growth Fund                                                     347,872.20       289,684,050.85
Van Kampen NVIT Multi Sector Bond Fund                                                   25,804.27     1,263,718,363.52
Nationwide NVIT Money Market Fund II                                                            --                   --
Nationwide NVIT Investor Destinations Aggressive Fund                                           --                   --
Nationwide NVIT Investor Destinations Moderately Aggressive Fund                                --                   --
Nationwide NVIT Investor Destinations  Moderate Fund                                            --                   --
Nationwide NVIT Investor Destinations  Moderately Conservative
Fund                                                                                            --                   --
Nationwide NVIT Investor Destinations  Conservative Fund                                        --                   --
NVIT S&P 500 Index Fund                                                                  22,430.68        34,414,913.54
NVIT International Value Fund                                                           401,905.55       231,982,570.24
Gartmore NVIT Developing Markets Fund                                                 1,849,524.56       658,121,878.92

         The following tables list the amount of brokerage commissions and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods.

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                               TRANSACTIONS RELATED TO
                                                                          BROKERAGE OR RESEARCH SERVICES(1)
                                                                     ----------------------------------------------------
               FUND                                                    COMMISSION          $ AMOUNT          COMMISSION
                                                                     --------------     --------------     --------------
NVIT Nationwide Leaders Fund                                         $       57,833     $   46,970,262     $           36
Nationwide NVIT U.S. Growth Leaders Fund                                    824,508        552,814,158             50,667
Gartmore NVIT Worldwide Leaders Fund                                        490,547        287,493,117                 --
Gartmore NVIT International Growth Fund                                     102,414         65,065,394                 --
Gartmore NVIT Emerging Markets Fund                                         744,391        251,306,501                 --
Nationwide NVIT Global Technology  and Communications Fund                1,868,314        691,297,030              5,600
Nationwide NVIT Global Financial Services Fund                               85,064         62,213,042                 --
Gartmore NVIT Global Utilities Fund                                         224,010        151,987,983                 --
Nationwide NVIT Global Health Sciences Fund                                 497,786        382,324,009                134
NVIT Nationwide Fund                                                        354,136        289,834,563          1,082,141
Nationwide NVIT Growth Fund                                               2,188,959      1,517,206,491            178,281
Nationwide NVIT Government Bond Fund                                             --                 --                 --
Nationwide NVIT Money Market Fund                                                --                 --                 --
Nationwide Multi-Manager NVIT Small Cap Value Fund                        4,851,109      1,355,799,759            420,521
Nationwide Multi-Manager NVIT Small Company Fund                          3,277,702      2,059,644,792            160,307
Nationwide Multi-Manager NVIT Small Cap Growth Fund                         485,076        326,269,516                 --
Van Kampen NVIT Comstock Value Fund                                         154,473        140,463,939                 --
Federated NVIT High Income Bond Fund                                            384            288,021                 --
JP Morgan NVIT Balanced Fund                                                123,022        643,913,868                 --
NVIT Mid Cap Index Fund                                                      21,215        160,453,235                 --
Nationwide NVIT Mid Cap Growth Fund                                         630,695        401,937,636            148,175
Van Kampen NVIT Multi Sector Bond Fund                                        6,958        297,056,723                 --
Nationwide NVIT Money Market Fund II                                             --                 --                 --
Nationwide NVIT Investor Destinations Aggressive Fund                            --                 --                 --
Nationwide NVIT Investor Destinations Moderately Aggressive Fund                 --                 --                 --
Nationwide NVIT Investor Destinations  Moderate Fund                             --                 --                 --
Nationwide NVIT Investor Destinations  Moderately Conservative
Fund                                                                             --                 --                 --
Nationwide NVIT Investor Destinations  Conservative Fund                         --                 --                 --
NVIT S&P 500 Index Fund                                                      13,990         38,392,479                 --
NVIT International Value Fund                                               277,333        145,339,070                 --
Gartmore NVIT Developing Markets Fund                                     1,412,054        493,528,633                 --

(1) To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.


         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. The advisers and subadvisers do not deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

         The following table lists the amount of brokerage commissions paid to affiliated brokers:

                                                                                      COMMISSIONS
                                                                       ----------------------------------------------
            FUND                                      BROKER               2006            2005              2004
------------------------------------------     ------------------      -----------      -----------       -----------
Nationwide Multi-Manager NVIT Small Company
 Fund                                          Neuberger & Berman               --      $       280       $     2,651
Nationwide Multi-Manager NVIT Small Cap
 Growth Fund                                   Neuberger & Berman               --      $        --       $        --
NVIT Mid Cap Index Fund                        Mellon Bank                      --      $        56       $        --


         During the year ended December 31, 2006, commissions paid by the Nationwide Multi-Manager NVIT Small Company Fund to Neuberger & Berman represented 0.00% of total commissions paid by the Fund and such transactions represented 0.00% of the aggregate dollar amount of transactions involving the payment of commissions.

         During the year ended December 31, 2006, commissions paid by the NVIT Mid Cap Index Fund to Mellon Bank represented 0.00% of total commissions paid by the Fund and such transactions represented 0.00% of the aggregate dollar amount of transactions involving the payment of commissions.

         During the fiscal year ended December 31, 2006, the following Funds held investments in securities of their regular broker-dealers:


                                                          APPROXIMATE AGGREGATE VALUE
                                                        OF ISSUER'S SECURITIES OWNED BY
                                                                THE FUND AS OF                             NAME OF
                         FUND                                  DECEMBER 31, 2006                      BROKER OR DEALER
NVIT Nationwide Leaders Fund                                        773,388                        Lehman Brothers, Inc.
                                                                   1,685,110                        Merrill Lynch, Inc.
Nationwide NVIT U.S. Growth Leaders Fund                           2,352,330                           Goldman Sachs
Gartmore NVIT Worldwide Leaders Fund                               1,658,438                       CS First Boston Corp.
Nationwide NVIT Global Financial Services Fund                     1,134,301                           Goldman Sachs
                                                                    885,740                        Bank of America Corp.
                                                                    428,260                         Merrill Lynch, Inc.
NVIT Nationwide Fund                                               21,457,237                          Goldman Sachs
                                                                   25,277,288                      Lehman Brothers, Inc.
                                                                   37,556,234                      Bank of America Corp.
                                                                   28,841,449                       Merrill Lynch, Inc.
Nationwide NVIT Money Market Fund                                  37,000,000                          Goldman Sachs
                                                                   57,987,633                          Morgan Stanley
Van Kampen NVIT Comstock Value Fund                                4,380,810                        JP Morgan Chase & Co
                                                                   10,573,035                       Bank of America Corp
                                                                   4,571,210                        Merrill Lynch, Inc.
JP Morgan NVIT Balanced Fund                                       1,102,182                           Goldman Sachs
                                                                    545,905                        Lehman Brothers, Inc.
                                                                   2,717,064                       Bank of America Corp.


                                                          APPROXIMATE AGGREGATE VALUE
                                                        OF ISSUER'S SECURITIES OWNED BY
                                                               THE FUND AS OF
                                                              DECEMBER 31, 2006                         NAME OF
                         FUND                                                                       BROKER OR DEALER
                                                                    710,424                         Merrill Lynch, Inc.
                                                                   2,586,314                      Morgan Stanley & Co Inc.
                                                                    858,455                        CS First Boston Corp.
Van Kampen NVIT Multi Sector Bond Fund                              411,451                        Bank of America Corp.
                                                                    586,972                        JP Morgan Chase & Co.
                                                                    706,714                         Merrill Lynch, Inc.
Nationwide NVIT Investor Destinations Aggressive Fund              72,020,382                      JP Morgan Chase & Co.
Nationwide NVIT Investor Destinations Moderately
Aggressive Fund                                                   152,892,650                      JP Morgan Chase & Co.
NVIT S&P 500 Index Fund                                            3,388,950                           Goldman Sachs
                                                                   1,658,800                        Lehman Brother, Inc.
                                                                   9,503,045                       Bank of America Corp.
                                                                   3,239,880                        Merrill Lynch, Inc.
                                                                   6,592,997                       JP Morgan Chase & Co.
                                                                   3,436,346                  Morgan Stanley Dean Writer & Co.
                                                                    395,712                             Zion Bancorp
NVIT International Value Fund                                      5,000,000                           Morgan Stanley
                                                                   2,138,952                       CS First Boston Corp.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

         The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

         Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

         The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The value of portfolio securities in the Nationwide NVIT Money Market Fund and the Nationwide NVIT Money Market Fund II (each, a "Money Market Fund") is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from a Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from a Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practicable such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

         The Trustees, in supervising each Money Market Fund's operations and delegating special responsibilities involving portfolio management to NFA, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, each Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

         A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, Nationwide Fund Management LLC.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE NATIONWIDE NVIT MONEY MARKET FUND AND NATIONWIDE NVIT MONEY MARKET FUND II

         Any current yield quotations for the Nationwide NVIT Money Market Fund or the Nationwide NVIT Money Market Fund II, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven-calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. A Fund's effective yield represents an animalization of the current seven-day return with all dividends reinvested. Yields for each class may differ due to different fees and expenses charged on the Class.

         Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD (NON-MONEY MARKET FUNDS) AND TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         The Trust was formerly known as Gartmore Variable Insurance Trust and each Fund was formerly known as a GVIT Fund. The Trust and each Fund changed their names effective as of the date of this Statement of Additional Information. The prior name of each Fund is listed on the facing page of this statement of additional information.

         Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                           SHARE CLASSES
-----------------------------------                              ----------------------------------------
Van Kampen NVIT Comstock Value Fund                              Class I, Class II, Class IV
NVIT International Value Fund                                    Class I, Class II, Class III, Class IV,
                                                                 Class VI
NVIT Mid Cap Index Fund                                          Class I, Class II, Class III, Class ID
Federated NVIT High Income Bond Fund                             Class I, Class III
Gartmore NVIT Developing Markets Fund                            Class I, Class II
Gartmore NVIT Emerging Markets Fund                              Class I, Class II, Class III, Class VI
Nationwide NVIT Global Financial Services Fund                   Class I, Class II, Class III
Nationwide NVIT Global Health Sciences Fund                      Class I, Class II, Class III, Class VI
Nationwide NVIT Global Technology and Communications Fund        Class I, Class II, Class III, Class VI
Gartmore NVIT Global Utilities Fund                              Class I, Class II, Class III
Nationwide NVIT Government Bond Fund                             Class I, Class II, Class III, Class IV
Nationwide NVIT Growth Fund                                      Class I, Class IV
Gartmore NVIT International Growth Fund                          Class I, Class II, Class III
Nationwide NVIT Investor Destinations Aggressive Fund            Class II, Class VI
Nationwide NVIT Investor Destinations Moderately Aggressive      Class II, Class VI
Fund
Nationwide NVIT Investor Destinations Moderate Fund              Class II, Class VI
Nationwide NVIT Investor Destinations Moderately                 Class II, Class VI
Conservative Fund
Nationwide NVIT Investor Destinations Conservative Fund          Class II, Class VI
Nationwide NVIT Mid Cap Growth Fund                              Class I, Class II, Class III, Class IV
Nationwide NVIT Money Market Fund                                Class I, Class IV, Class V, Class ID
Nationwide NVIT Money Market Fund II                             No Class Designation
NVIT Nationwide Fund                                             Class I, Class II, Class III, Class IV
NVIT Nationwide Leaders Fund                                     Class I, Class II, Class III
Nationwide NVIT U.S. Growth Leaders Fund                         Class I, Class II, Class III
Gartmore NVIT Worldwide Leaders Fund                             Class I, Class II, Class III
NVIT S&P 500 Index Fund                                          Class I, Class II, Class IV, Class ID
Nationwide Multi-Manager NVIT Small Company Fund                 Class I, Class II, Class III, Class IV
Nationwide Multi-Manager NVIT Small Cap Growth Fund              Class I, Class II, Class III
Nationwide Multi-Manager NVIT Small Cap Value Fund               Class I, Class II, Class III, Class IV
JP Morgan NVIT Balanced Fund                                     Class I, Class IV
Van Kampen NVIT Multi Sector Bond Fund                           Class I, Class III
American Funds NVIT Growth Fund*                                 Class II, Class VII
American Funds NVIT Growth-Income Fund*                          Class II, Class VII
American Funds NVIT Global Growth Fund*                          Class II, Class VII
American Funds NVIT Asset Allocation Fund*                       Class II, Class VII
American Funds NVIT Bond Fund*                                   Class II, Class VII
American Funds NVIT Growth-Income Fund                           Class II, Class VII
NVIT Bond Index Fund                                             Class II, Class VII, Class ID
NVIT Small Cap Index Fund                                        Class II, Class VII, Class ID
NVIT Enhanced Income Fund                                        Class II, Class VII, Class ID
NVIT International Index Fund                                    Class II, Class VI, Class VII, Class VIII,
                                                                Class ID

* Information on these Funds is contained in a separate Statement(s) of Additional Information.

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

         (1) designate series of the Trust; or

         (2) change the name of the Trust; or

         (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

         With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide Life"), and certain other insurance companies (each, a "Participating Insurance Company") separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Feeder Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Feeder Fund alone would not be sufficient to approve a Proposal. Each share of the Feeder Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds' shareholders and to contract owners.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.


TAX STATUS

         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund (including each Underlying Fund of NVIT Investors Destinations Funds) has elected and qualified for its most recent fiscal year, and intends to continue to qualify during the current fiscal year (or if newly organized, intends to elect and qualify), as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. Each Fund intends to distribute annually all of its investment company taxable income and realized net capital gains (reduced by available capital loss carryovers) and therefore does not expect to pay federal income tax, although in certain circumstances, a Fund may determine that it is in the interest of shareholders (insurance company separate accounts) to distribute less than that amount. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to contract holders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders (other than certain permitted shareholders) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether a Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment doesn't exceed $250,000.

         CONSENT DIVIDENDS

         A Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

         SPECIAL RULES APPLICABLE TO VARIABLE CONTRACTS

         In addition to the asset diversification and other requirements for qualification as a regulated investment company, each Fund (including each Underlying Fund other than the Nationwide International Index Fund) is subject to another set of asset diversification requirements under Section 817(h) of the Code applicable to insurance company separate accounts and their underlying funding vehicles. Each Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

         To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a Fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. Except as noted below with respect to an NVIT Investors Destinations Fund's investment in the Nationwide International Index Fund, each NVIT Investors Destinations Fund intends to comply with these diversification requirements through its investment in the Underlying Funds under the look-through described in the next paragraph.

         Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if -

     o All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

     o Public access to such investment company is available exclusively through the purchase of a variable contract.

         As provided in the offering documents, all the beneficial interests in the Funds are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Funds is available solely through the purchase of a variable contract. Accordingly, under the look-through rule of Section 817(h) of the Code and Treasury Regulations Section 1.817-5(f), the investing segregated asset account is treated as owning a pro rata portion of each asset of a Fund in which it invests, including a pro rata portion of each asset of the Underlying Funds (except for the Nationwide International Index Fund) in the case of an NVIT Investors Destinations Fund. See Revenue Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005). Since the Nationwide International Index Fund is a retail fund, an NVIT Investor Destinations Fund will not satisfy the diversification requirements under Section 817(h) of the Code unless the value of its investment in the Nationwide International Index Fund is less than or equal to 55% of its total assets.

         In addition, a contract holder should not be able to direct a Fund's investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.

         Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

OTHER TAX CONSEQUENCES

         EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Certain Funds (including the Underlying Funds of NVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

         The Funds (including the Underlying Funds) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). When investing in PFIC securities, a Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

         SECURITIES LENDING

         In a securities lending program, the borrower is entitled to receive the dividend associated with the security borrowed provided that the borrower holds such security on the record date for such dividend. The lender is entitled to receive the economic equivalent of the dividend, as a substitute dividend payment. A Fund's entry into securities lending transactions may cause substitute dividend payments received from the borrower, in lieu of dividends on loaned stock of domestic corporations, to be not eligible for the corporate dividends received deduction.

         RECEIPT OF EXCESS INCLUSION INCOME BY A FUND

         Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. A Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, a Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of a Fund' excess inclusion income allocable to them on behalf of the disqualified organizations. Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion.

         MAINTAINING A $1 SHARE PRICE - APPLIES ONLY TO THE NATIONWIDE NVIT MONEY MARKET FUND AND THE NATIONWIDE NVIT MONEY MARKET FUND II:

         Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Nationwide NVIT Money Market Fund or the Nationwide NVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX CONSEQUENCES TO SHAREHOLDERS

         Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

         THIS DISCUSSION OF "TAX STATUS," "OTHER TAX CONSEQUENCES" AND "TAX CONSEQUENCES TO CONTRACT HOLDERS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. THE TAX CONSEQUENCES FOR CONTRACT OWNERS WILL DEPEND ON THE PROVISIONS OF THE VARIABLE CONTRACTS THROUGH WHICH THEY ARE INVESTED IN SHARES OF THE FUND. PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACTS FOR MORE INFORMATION.





FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the period ended December 31, 2006 included in the Trust's Annual Report and the Financial Statements of the Trust for the period ended June 30, 2006 included in the Trust's unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-                 Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES


                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting A FOREIGN PROXY outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o        Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o        Length of the rotation period advocated in the proposal
o        Significant audit-related issues
o        Number of audit committee meetings held each year
o        Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
o The plan expressly permits repricing of underwater options without shareholder approval; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION
Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
o Stock ownership guidelines (a minimum of three times the annual cash retainer)
o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o        Balanced mix between cash and equity
o Non-employee directors should not receive retirement benefits/perquisites
o        Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation
o        Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o        Broad-based participation
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
o No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o        FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                        MORLEY CAPITAL MANAGEMENT, INC.

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         Morley Capital Management, Inc. ("Morley" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and
(ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED
---------------------

         NorthPointe, through its affiliate Nationwide Fund Advisors ("NFA"), has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NorthPointe and NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA and NorthPointe have reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA and NorthPointe on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe (or between a Client and those of any of NorthPointe's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting A FOREIGN PROXY outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o        Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o        Length of the rotation period advocated in the proposal
o        Significant audit-related issues
o        Number of audit committee meetings held each year
o        Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
o The plan expressly permits repricing of underwater options without shareholder approval; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION
Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
o Stock ownership guidelines (a minimum of three times the annual cash retainer)
o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o        Balanced mix between cash and equity
o Non-employee directors should not receive retirement benefits/perquisites
o        Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation
o        Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
o        Broad-based participation
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o        FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                            NORTHPOINTE CAPITAL LLC

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

         NorthPointe Capital LLC ("NorthPointe" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify the applicable Adviser; and (ii) the Adviser will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting A FOREIGN PROXY outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o        Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o        Length of the rotation period advocated in the proposal
o        Significant audit-related issues
o        Number of audit committee meetings held each year
o        Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
o The plan expressly permits repricing of underwater options without shareholder approval; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION
Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:
o Stock ownership guidelines (a minimum of three times the annual cash retainer)
o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o        Balanced mix between cash and equity
o Non-employee directors should not receive retirement benefits/perquisites
o        Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation
o        ????Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
o Broad-based participation o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
o No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o        FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

AMERICAN CENTURY INVESTMENTS, INC.

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

o    Election of Directors

o    Ratification of Selection of Auditors

o    Equity-Based Compensation Plans

o    Anti-Takeover Proposals

     >>   Cumulative Voting

     >>   Staggered Boards

     >>   "Blank Check" Preferred Stock

     >>   Elimination of Preemptive Rights

     >>   Non-targeted Share Repurchase

     >>   Increase in Authorized Common Stock

     >>   "Supermajority" Voting Provisions or Super Voting Share Classes

     >>   "Fair Price" Amendments

     >>   Limiting the Right to Call Special Shareholder Meetings

     >>   Poison Pills or Shareholder Rights Plans

     >>   Golden Parachutes

     >>   Reincorporation

     >>   Confidential Voting

     >>   Opting In or Out of State Takeover Laws

o    Shareholder Proposals Involving Social, Moral or Ethical Matters

o    Anti-Greenmail Proposals

o    Changes to Indemnification Provisions

o    Non-Stock Incentive Plans

o    Director Tenure

o    Directors' Stock Options Plans

o    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.


BLACKROCK ADVISORS, LLC (BLACKROCK INVESTMENT MANAGEMENT, LLC)

PROXY VOTING POLICIES AND PROCEDURES

            BLACKROCK ADVISORS, INC. ("BAI") BAI's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

            BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations. According, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI's continued confidence remains warranted. If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.

            BAI's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines. In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI's ability to vote such proxies in the best interest of the Funds. Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

            Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies. BAI's policy in all cases is to vote proxies based on its client's best interests.

            BAI has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be case.

            Below is a summary of some of the procedures described in the Proxy Voting Policy.

            ROUTINE MATTERS. BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurable change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

            SPECIAL ISSUES. BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation's internally adopted policies are ill-advised or misguided.

            FINANCIAL /CORPORATE ISSUERS. BAI will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

            SHAREHOLDER RIGHTS. Proposals in this category are made regularly by both management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of these particular circumstances.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

EPOCH INVESTMENT PARTNERS, INC.

INTRODUCTION

The Firm has adopted this Proxy Voting Policy and Procedures (the "Policy") to comply with Rule 206(4)-6 (the "Rule") under the Advisers Act. The Rule requires each investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients. Such procedures must: Include how the adviser addresses material conflicts that may arise between its own interests and those of its clients; (b) Disclose to clients how they may obtain information from the adviser about how it voted with respect to their securities; and (c) Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by "independent third party." The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of an independent proxy voting firm without first ascertaining, among other things, whether the proxy voting firm (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser's clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the clients, or whether the adviser needs to take other steps to vote the proxies.

POLICY

When the Firm votes proxies for a client, the Firm seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to the Firm's integrity and reputation that it considers the interests of its clients, and not the interests of the Firm, when voting proxies. All proxy voting decisions will be made under the supervision of the Firm's compliance department.

In light of the Firm's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. The Firm has also adopted ISS's proxy voting guidelines. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm's files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - were voting consistent with the Firm's fiduciary duties.

The Firm believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between the Firm's interests and those of its clients. ISS Proxy Voting Guidelines Summaries are included in Attachment A.

RECORDKEEPING

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

CLIENT REQUEST TO REVIEW PROXY VOTES:

         |X| Any request, whether written (including e-mail) or oral, received by any employee of Epoch, must be promptly reported to the Chief Compliance Officer. All written requests must be retained in the permanent file.

         |X| The Chief Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

         |X| In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of Epoch for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.(1)

         Any report disseminated to a client(s) will contain the following legend:

                  "THIS REPORT CONTAINS THE FULL PROXY VOTING RECORD OF ADVISER EPOCH. IF SECURITIES OF A PARTICULAR ISSUER WERE HELD IN YOUR ACCOUNT ON THE DATE OF THE SHAREHOLDER MEETING INDICATED, YOUR PROXY WAS VOTED IN THE DIRECTION INDICATED (ABSENT YOUR EXPRESSED WRITTEN DIRECTION OTHERWISE)."

         |X| Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

         |X| Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

PROXY VOTING POLICY AND PROCEDURES:

         |X|      Proxy Voting Policy and Procedures.

PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES:

         |X| Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

         NOTE: Epoch is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

PROXY VOTING RECORDS:

         |X|      Epoch Proxy Voting Record.

         |X| Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

|X| Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

         |X| Epoch will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

-------------
(1) For clients who have provided Epoch with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Epoch voted clients not providing direction.

PROXY SOLICITATION

         As a matter of practice, it is Epoch's policy to not reveal or disclose to any client how Epoch may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. Epoch will never disclose such information to unrelated third parties.

         The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.

FEDERATED INVESTMENT MANAGEMENT COMPANY

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting FOR proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote FOR proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote AGAINST the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: AGAINST proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; FOR proposals to grant preemptive rights to the securities being voted; and AGAINST proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
FOR stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and AGAINST proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes AGAINST proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

FRANKLIN PORTFOLIO ASSOCIATES, LLC

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

     o Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

     o    Capital issue and repurchase should be on equal terms to all holders.

     o Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

     o Board Structure - there should be sufficient independent non-executives to balance executive management.

     o Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

     o Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

     o Service contracts - should not be of excessive length or used to shield executives who do not perform.

     o Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

     o Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

GARTMORE'S PROCEDURES

       We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

       GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:


     o where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

     o where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

          o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

          o    using the advice of an outside body

          o    approaching clients directly.

       In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

EXHIBIT A

JPMorgan High Yield Partners LLC
JPMorgan Investment Advisors Inc.
Bank One Trust Company, NA
JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (London) Limited
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Limited
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Pacholder & Company, LLC
Security Capital Research & Management Incorporated

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

PROXY RESEARCH SERVICES - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         i.       GENERAL.

         1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

                  o Approval of financial statements, director and auditor reports.

                  o General updating/corrective amendments to the charter.

                  o Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

         2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

         3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

         4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

         5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

         6. Proposals to require the company to expense stock options will be supported.

         7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

         8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

         9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

         ii. ELECTION OF DIRECTORS. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted IN SUPPORT of nominees of management.

         1.       The following proposals generally will be supported:

         o Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

         o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

         2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

                  (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                  (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

                  (c) A direct conflict exists between the interests of the nominee and the public shareholders;

                  (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

                  (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

                  (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

         iii.     AUDITORS

         1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

         2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

         3.       Proposals to indemnify auditors will not be supported.

         iv.      ANTI-TAKEOVER MATTERS

         1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

         2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

         3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o        Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o        Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

         2. The following proposals generally will not be supported (notwithstanding management support).

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  o        Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1.       The following proposals generally will be supported:

                  o Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

                  o Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

                  o Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

          3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

          4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

         1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

         2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

         I.       CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.

         ii.      COMPENSATION

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

                  o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

         iii.     OTHER

                  o        Proposals for higher dividend payouts.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

                  o Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

                  o Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

                  o Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

         1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

         2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. PROXY VOTING REPORTS

                  (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                  (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

NEUBERGER BERMAN, LLC

The Board Proxy has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Funds. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OBERWEIS ASSET MANAGEMENT, INC.

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Steven J. Lemire, Vice President, is responsible for monitoring corporate actions. Steven J. Lemire, Vice President, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Steven J. Lemire, Vice President, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Steven J. Lemire, Vice President, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.
RECORDKEEPING

GENERAL

The Adviser will maintain the following records:

         o        these Policies and Procedures, including any amendments;

         o proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

         o a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

         o a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

         o a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005.

SCHEDULE A

MEMBERS OF PROXY COMMITTEE

(as of August 1, 2003)

Patrick B. Joyce
James W. Oberweis
Martin L. Yokosawa

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

         The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

         Listed below are several reoccurring issues and WRIMCO's corresponding positions.

BOARD OF DIRECTORS ISSUES:
         WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

         WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

         WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

         WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:
        WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

        WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

        WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

         WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

         WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

EXECUTIVE/EMPLOYEE ISSUES:
         WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

POLITICAL ACTIVITY:
         WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

CONFLICTS OF INTEREST BETWEEN WRIMCO AND THE FUNDS:
         WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

         I. IDENTIFYING CONFLICTS OF INTEREST: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

         o BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

         o PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

         o FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         II. "MATERIAL CONFLICTS": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

         o FINANCIAL MATERIALITY - A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.

         o NON-FINANCIAL MATERIALITY - WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

                  III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

         o USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
         o CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
         o USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
         o SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

--------------------------------------------------------------------------------
                        APPENDIX C - PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                       INFORMATION AS OF DECEMBER 31, 2006

INVESTMENTS IN EACH FUND
------------------------

                                                                                   DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER              FUND NAME                                   EACH FUND(1)
-------------------------              ---------                                   ------------------------------
AMERICAN CENTURY INVESTMENTS, INC.
William Martin                         Nationwide Multi-Manager NVIT Small         None
                                       Company
Wilhelmine von Turk                    Nationwide Multi-Manager NVIT Small         None
                                       Company
Thomas Vaiana                          Nationwide Multi-Manager NVIT Small         None
                                       Company

FRANKLIN PORTFOLIO ASSOCIATES, LLC
Oliver Buckley                         Nationwide Multi-Manager NVIT Small         None
                                       Company
John Cone                              Nationwide Multi-Manager NVIT Small         None
                                       Company
Kristen Crawford                       Nationwide Multi-Manager NVIT Small         None
                                       Company
Langton C. Garvin                      Nationwide Multi-Manager NVIT Small         None
                                       Company
THE BOSTON COMPANY ASSET MANAGEMENT,
LLC
D. Kirk Henry                          NVIT International Value                    None


EPOCH INVESTMENT PARTNERS, INC.
William W. Priest                      Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
David N. Pearl                         Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
Joseph W. Donaldson                    Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
Michael A. Welhoelter                  Nationwide Multi-Manager NVIT Small Cap     None
                                       Value

BLACKROCK INVESTMENT MANAGEMENT, LLC
Debra Jelilian                         NVIT International Index                    None
                                       NVIT Mid Cap Index                          None
                                       NVIT S&P 500 Index                          None
                                       NVIT Small Cap Index                        None
Jeffrey Russo                          NVIT International Index                    None
                                       NVIT Mid Cap Index                          None
                                       NVIT S&P 500 Index                          None
                                       NVIT Small Cap Index                        None

Keith Anderson                         NVIT Bond Index Fund                        None
Scott Amero                            NVIT Bond Index Fund                        None
Andrew Phillips                        NVIT Bond Index Fund                        None

                                                                                   DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER              FUND NAME                                   EACH FUND1
-------------------------              ---------                                   ------------------------------
FEDERATED INVESTMENT MANAGEMENT
COMPANY
Mark Durbiano                          Federated NVIT High Income Bond             None

GARTMORE GLOBAL PARTNERS
Michael Gleason                        Nationwide Multi-Manager NVIT Small         None
                                       Company
Brian O'Neill                          Gartmore NVIT International Growth          None
Neil Rogan                             Gartmore NVIT Worldwide Leaders             None
Ben Walker                             Gartmore NVIT Global Utilities              None
                                       Gartmore NVIT International Growth          None

Jeffrey Kerrigan                       Nationwide Multi-Manager NVIT Small         None
                                       Company
Gerald Campbell                        Nationwide Multi-Manager NVIT Small
                                       Company
Alexandre Voitenok                     Nationwide Multi-Manager NVIT Small
                                       Company
Chistopher Palmer                      Gartmore NVIT Developing Markets            None
                                       Gartmore NVIT Emerging Markets

NATIONWIDE FUND ADVISORS
Chris Baggini                          Nationwide NVIT U.S. Growth Leaders         None
                                       Nationwide NVIT Growth                      None
Douglas Burtnick                       Nationwide NVIT U.S. Growth Leaders         None
                                       Nationwide NVIT Global Financial Services   None
                                       Nationwide NVIT Global Health Sciences      None
                                       Nationwide NVIT Growth                      None
William H. Miller                      Nationwide NVIT Investor Destinations
                                       Aggressive Fund                             None
                                       Nationwide NVIT Investor Destinations
                                       Moderately Aggressive Fund                  None
                                       Nationwide NVIT Investor Destinations
                                       Moderate Fund                               None
                                       Nationwide NVIT Investor Destinations
                                       Moderately Conservative Fund                None
                                       Nationwide NVIT Investor Destinations
                                       Conservative Fund                           None
William Gerlach                        Nationwide Multi-Manager NVIT Small         None
                                       Company
                                       Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
Gary Haubold                           NVIT Nationwide                             None
                                       NVIT Nationwide Leaders                     None
                                       Nationwide Multi-Manager NVIT Small         None
                                       Company
                                       Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
Gary Hunt                              Nationwide NVIT Government Bond             None
Joseph A. Cerniglia                    NVIT Nationwide                             None
Charles Purcell                        Nationwide Multi-Manager NVIT Small         None
                                       Company
                                       Nationwide Multi-Manager NVIT Small Cap     None
                                       Value

                                                                                   DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER              FUND NAME                                   EACH FUND1
-------------------------              ---------                                   ------------------------------
Stuart Quint                           Nationwide NVIT Global Financial Services   $10,001-$50,000
Jayne Stevlingson                      Nationwide NVIT Global Technology and       None
                                       Communications

JP MORGAN INVESTMENT MANAGEMENT INC.
Christopher T. Blum                    Nationwide Multi-Manager NVIT Small Cap     None
                                       Value
Patrik Jakobson                        JP Morgan NVIT Balanced                     None
Anne Lester                            JP Morgan NVIT Balanced                     None
Dennis Ruhl                            Nationwide Multi-Manager NVIT Small Cap     None
                                       Value

MORLEY CAPITAL MANAGEMENT, INC.
Perpetua M. Phillips                   NVIT Enhanced Income                        None
Shane Johnston                         NVIT Enhanced Income                        None

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
W. David Armstrong                     Van Kampen NVIT Multi Sector Bond           None
Sam Chainani                           Nationwide Multi-Manager NVIT Small         None
                                       Company
David Cohen                            Nationwide Multi-Manager NVIT Small         None
                                       Company
David Germany                          Van Kampen NVIT Multi Sector Bond           None
Dennis Lynch                           Nationwide Multi-Manager NVIT Small         None
                                       Company
Abigail McKenna                        Van Kampen NVIT Multi Sector Bond           None
Alexander Norton                       Nationwide Multi-Manager NVIT Small         None
                                       Company
Robert Sella                           Van Kampen NVIT Multi Sector Bond           None

NEUBERGER BERMAN MANAGEMENT INC.
Robert D'Alelio                        Nationwide Multi-Manager NVIT Small         None
                                       Company Fund
Judith Vale                            Nationwide Multi-Manager NVIT Small         None
                                       Company Fund
NORTHPOINTE CAPITAL LLC
Robert D. Glise                        Nationwide NVIT Mid Cap Growth              None

OBERWEIS ASSET MANAGEMENT, INC.
James Oberweis                         Nationwide Multi-Manager NVIT Small Cap     None
                                       Growth

VAN KAMPEN ASSET MANAGEMENT
B. Robert Baker, Jr.                   Van Kampen NVIT Comstock Value              None
Kevin Holt                             Van Kampen NVIT Comstock Value              None
Jason Leder                            Van Kampen NVIT Comstock Value              None

WADDELL & REED
Kenneth McQuade                        Nationwide Multi-Manager NVIT Small Cap     None
                                       Growth
                                       Nationwide Multi-Manager NVIT Small         None
                                       Company

                                                                                   DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER              FUND NAME                                   EACH FUND1
-------------------------              ---------                                   ------------------------------
Mark Seferovich                        Nationwide Multi-Manager NVIT Small Cap     None
                                       Growth
                                       Nationwide Multi-Manager NVIT Small         None
                                       Company

----------
(1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
-----------------------------------------------------------------

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. The portion of the Nationwide Multi-Manager NVIT Small Company Fund managed by American Century is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century's Small Company Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), American Century's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to American Century's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

BLACKROCK INVESTMENT MANAGEMENT, LLC
------------------------------------

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock common stock.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products.

Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans--The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. The group of BlackRock officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

OTHER BENEFITS
Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM")
--------------------------------------------------

The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

FEDERATED INVESTMENT MANAGEMENT COMPANY
---------------------------------------

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Investment performance is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by Federated's management.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial health, and any awards are predicated on Federated's attainment of specified financial targets. Senior management determines individual Financial Success scores on a discretionary basis, considering overall contributions, including factors not fully reflected in the other Balanced Scorecard categories.

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FPA")
------------------------------------------
The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH")
-------------------------------

Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter receive a fixed annual salary plus a discretionary bonus determined by Epoch's management committee. Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter do not receive pre- or after-tax performance compensation that is based upon the Nationwide Multi-Manager NVIT Small Cap Value Fund, any other commingled account, or any private account or the value of assets held by such entities. Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the Nationwide Multi-Manager NVIT Small Cap Value Fund.

GARTMORE GLOBAL PARTNERS
------------------------

As well as receiving a fixed salary, GGP employees can also receive an annual bonus, according to individual performance - this forms a significant part of the remuneration package. The performance of each of GGP's associates is measured against pre-agreed measures that reflect the nature of the individual's role.

A portfolio manager's measures include:

     o their funds' performance over one and three years when compared to the clients' benchmark
     o   the extent to which they deviate from their funds' risk parameters

A research analyst's measures include:

     o the performance of their stock picks, using a sector neutral model, against the sector index
     o their ability to rationalise and communicate stock selections to portfolio managers

All aspects of remuneration are benchmarked against independent market data, the market being defined by the businesses and industry sectors in which we compete for high-quality associates.

NATIONWIDE FUND ADVISORS, NORTHPOINTE CAPITAL, LLC, AND MORLEY CAPITAL
----------------------------------------------------------------------
MANAGEMENT, INC. (COLLECTIVELY, "NATIONWIDE")
---------------------------------------------

Nationwide uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, as well as other managed pooled vehicles and managed separate accounts over which they have responsibility while acting on behalf of affiliated investment advisers, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Nationwide believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of Nationwide or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. Nationwide uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by Nationwide's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts he or she manages on behalf of affiliated investment advisers. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related Nationwide entity that typically vest over time and are designed to create incentives to retain key talent and, they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Insurance Company, Nationwide's ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Nationwide employees.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
--------------------------------------

JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead by subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND VAN KAMPEN ASSET MANAGEMENT
-------------------------------------------------------------------------

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- Cash Bonus;

- Morgan Stanley's Equity Incentive Compensation awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Subadviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

NEUBERGER BERMAN MANAGEMENT, INC.
---------------------------------

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

OBERWEIS ASSET MANAGEMENT, INC.
-------------------------------

Oberweis Asset Management, Inc. (OAM) offers its professionals a compensation package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the strategy benchmark, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in OAM. By linking a significant portion of portfolio management's compensation to equity ownership, the OAM management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in OAM has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. OAM's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO")
-------------------------------------------------------

WRIMCO believes that integral to the retention of portfolio managers is: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive annual performance-based bonus, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork; and d) to the extent a portfolio manager also manages institutional separate accounts, a share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO and for which the portfolio manager assisted in bringing in the assets, as opposed to affiliated accounts or accounts managed as part of a corporate level partnership.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the fund or account managed by the portfolio manager relative to an appropriate benchmark, the more bonus compensation the manager may receive. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers who manage with the same investment style at other firms. The secondary benchmark is an index of securities matched to the portfolio manager's investment style. Half of each portfolio manager's bonus is based upon performance over a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one fund or account to manage, all the funds or accounts which are similar in investment style are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in Waddell & Reed - managed mutual funds, the WDR's 401(k) plan offers Waddell & Reed managed mutual funds as investment options. No bonus compensation is based upon the amount of the assets under management.

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS, INC.
------------------------------------------------- -------------------------------------------------------------------
William Martin                                    Mutual Funds:  14 accounts, $7,859,482,793 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  2 accounts, $109,573,998 total assets
                                                  Other Accounts:  4 accounts, $330,067,032 total assets
------------------------------------------------- -------------------------------------------------------------------
Wilhelmine von Turk                               Mutual Funds:  6 accounts, $2,176,927,689 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  1 account, $43,917,131 total assets
                                                  Other Accounts: 2 accounts, $316,478,894 total assets
------------------------------------------------- -------------------------------------------------------------------
Thomas Vaiana                                     Mutual Funds:  12 accounts, $6,760,050,484 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  2 accounts, $109,573,998 total assets
                                                  Other Accounts:  3 accounts, $328,025,267 total assets
------------------------------------------------- -------------------------------------------------------------------
FRANKLIN PORTFOLIO ASSOCIATES, LLC
------------------------------------------------- -------------------------------------------------------------------
Oliver Buckley                                    Mutual Funds: 3 accounts,  $357,700,000 total assets
                                                  Other Pooled Investment Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 15 accounts, $4,250,000,000 total assets (3 accounts, $1,714,700 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
John Cone                                         Mutual Funds: 3 accounts,  $11,172,600,000 total assets (2 accounts, $9,954,400,000 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 16 accounts, $2,884,600,000 total assets
------------------------------------------------- -------------------------------------------------------------------
Kristin Crawford                                  Mutual Funds: 6 accounts,  $1,446,600,000 total assets
                                                  Other Pooled Investment Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 13 accounts, $4,165,500,000 total assets (1 account, $379,300,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Langton C. Garvin                                 Mutual Funds: 2 accounts, $688,800,000 total assets
                                                  Other Pooled Investment Vehicles: 1 account, $205,800,000 total assets
                                                  Other Accounts: 16 accounts, $2,616,500,000 total assets (5 accounts, $1,313,300,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
THE BOSTON COMPANY ASSET MANAGEMENT, LLC
------------------------------------------------- -------------------------------------------------------------------
D. Kirk Henry                                     Mutual Funds: 22 accounts, $9,100,000,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 154 accounts, $5,400,000,000 total assets
                                                  Other Accounts: 55 accounts, $14,000,000,000 total assets
------------------------------------------------- -------------------------------------------------------------------

EPOCH INVESTMENT PARTNERS, INC.
------------------------------------------------- -------------------------------------------------------------------
William W. Priest                                 Mutual Funds: 3 accounts, $587,283,829 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  23 accounts, $1,781,548,527 total assets
                                                  Other Accounts:  135 accounts, $1,674,927,308 total assets (8 accounts, $50,171,320 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
David N. Pearl                                    Mutual Funds: 3 accounts, $587,283,829 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  23 accounts, $1,781,548,527 total assets
                                                  Other Accounts:  135 accounts, $1,674,927,308 total assets (8 accounts, $50,171,320 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Joseph W. Donaldson                               Mutual Funds:  0 accounts, $0 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  9 accounts, $700,590,072 total assets
                                                  Other Accounts:  5 accounts, $41,526,086 total assets
------------------------------------------------- -------------------------------------------------------------------
Michael A. Welhoelter                             Mutual Funds: 3 accounts, $587,283,829 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  23 accounts, $1,781,548,527 total assets
                                                  Other Accounts:  135 accounts, $1,674,927,308 total assets (8 accounts, $50,171,320 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
BLACKROCK INVESTMENT MANAGEMENT, LLC
------------------------------------------------- -------------------------------------------------------------------
Scott Amero                                       Mutual Funds:  41 accounts, $31,400,000,000 total assets
                                                  Other Pooled Investment Vehicles: 31 accounts, $7,800,000,000 total assets (4 accounts, $1,600,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 281 accounts, $94,100,000,000 total assets (24 accounts, $7,800,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Keith Anderson                                    Mutual Funds:  25 accounts, $18,400,000,000 total assets
                                                  Other Pooled Investment Vehicles:  5 Accounts, $2,200,000,000
                                                  total assets (3 accounts, $2,100,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 252 accounts, $92,300,000,000 total assets (19 accounts, $6,900,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Debra Jelilian                                    Mutual Funds: 16 accounts, $8,473,926,988 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 16 accounts, $12,341,383,765 total assets
                                                  Other Accounts: 26 accounts, $41,270,850,974 total assets
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
Matthew Marra                                     Mutual Funds:  38 accounts, $22,200,000,000 total assets.
                                                  Other Pooled Investment Vehicles:  7 accounts, $1,400,000,000 total assets (3 accounts, $1,300,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts:  324 accounts, $107,700,000,000 total assets (24 accounts, $8,100,000,000 total assets for which the advisory fee is based on performance
------------------------------------------------- -------------------------------------------------------------------
Andrew J. Phillips                                Mutual Funds:  35 accounts, $21,900,000,000 total assets
                                                  Other Pooled Investment Vehicles:  10 accounts, $3,800,000,000 total assets (3 accounts, $1,400,000,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 330 accounts, $121,000,000,000 total assets (20 accounts, $7,200,000,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Jeffrey Russo                                     Mutual Funds: 11 accounts, $7,638,108,394 total assets (3
                                                  accounts, $170,052,193 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 27 accounts, $15,678,432,442 total assets (3 accounts,
                                                  $1,339,668,758 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 36 accounts, $48,702,276,460 total assets (2 accounts, $3,535,355,086 for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
FEDERATED INVESTMENT MANAGEMENT COMPANY
------------------------------------------------- -------------------------------------------------------------------
Mark Durbiano                                     Mutual Funds: 8 accounts, $2,943,060,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 3 account, $238,010,000 total assets
                                                  Other Accounts: 3 accounts, $84,350,000 total assets
------------------------------------------------- -------------------------------------------------------------------
GARTMORE GLOBAL PARTNERS
------------------------------------------------- -------------------------------------------------------------------
Michael Gleason                                    Mutual Funds: 1 account, $167,437,781 total assets
                                                   Other Pooled Investment Vehicles: 6 accounts,
                                                   $628,261,231 total assets
                                                   Other Accounts: 5 accounts, $1,040,085,109 total assets
------------------------------------------------- -------------------------------------------------------------------
Brian O'Neill                                     Mutual Funds: 2 accounts, $160,552,396 total assets (both for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 3 accounts, $504,586,004 total assets
                                                  Other Accounts: 2 accounts, $59,661,940 total assets
------------------------------------------------- -------------------------------------------------------------------
Christopher Palmer                                Mutual Funds: 4 accounts, $948,314,456 total assets (3 accounts,
                                                  $761,179,600 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $1,616,375,849 total assets
                                                  Other Accounts:  7 accounts, $687,185,402 total assets
------------------------------------------------- -------------------------------------------------------------------
Neil Rogan                                        Mutual Funds: 2 accounts, $101,871,927 total assets (both for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $658,849,500 total assets
                                                  Other Accounts:  3 accounts, $443,477,999 total assets (2
                                                  accounts, $297,297,497 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Ben Walker                                        Mutual Funds: 4 accounts, $254,656,995 total assets (all for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 1 account, $69,919,465 total assets
                                                  Other Accounts:  3 accounts, $331,246,175 total assets (2
                                                  accounts, $297,297,497 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
------------------------------------------------- ---------------------------------------------------------------------
Jeffrey Kerrigan                                  Mutual Funds: 1 account, $167,437,781 total assets
                                                  Other Pooled Investment Vehicles: 6 accounts, $628,261,231 total assets
                                                  Other Accounts: 5 accounts, $1,040,085,109 total assets
------------------------------------------------- ----------------------------------------------------------------------
Gerald Campbell                                   Mutual Funds: 1 account, $167,437,781 total assets
                                                  Other Pooled Investment Vehicles: 6 accounts, $628,261,231 total assets
                                                  Other Accounts: 5 accounts, $1,040,085,109 total assets
------------------------------------------------- ----------------------------------------------------------------------
Alexandre Voitenok                                Mutual Funds: 1 account, $167,437,781 total assets
                                                  Other Pooled Investment Vehicles: 6 accounts, $628,261,231 total assets
                                                  Other Accounts: 5 accounts, $1,040,085,109 total assets
------------------------------------------------- -------------------------------------------------------------------
NATIONWIDE FUND ADVISORS
------------------------------------------------- -------------------------------------------------------------------
Chris Baggini                                     Mutual Funds: 5 accounts, $688,213,834 total assets (2 accounts,
                                                  $185,484,717 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $181,836,394  total assets (3 accounts,
                                                  79,695,609 total assets for which the advisory fee is based on performance)
                                                  Other Accounts:  1 account, $13,233,494 total assets
------------------------------------------------- -------------------------------------------------------------------
Douglas Burtnick                                  Mutual Funds:  9 accounts, $861,351,732 total assets (6 accounts,
                                                  $358,622,615 for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $181,836,394 total assets (3 accounts,
                                                  $79,695,609 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 1 account, $13,233,494 total assets
------------------------------------------------- -------------------------------------------------------------------
Joseph A. Cerniglia                               Mutual Funds: 5 accounts, $461,070,089 total assets (Other Pooled
                                                  Investment
                                                  Vehicles: 5 accounts, $2,846,752,535  total assets
                                                  Other Accounts:  1 account, $480,000 total assets
------------------------------------------------- -------------------------------------------------------------------
William Gerlach                                   Mutual Funds: 6 accounts, $2,886,706,636 total assets (1 account,
                                                  $50,200,922 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 4 accounts, $252,834,373 total assets
------------------------------------------------- -------------------------------------------------------------------
Gary Haubold                                      Mutual Funds:  10 accounts, $4,925,108,635 total assets (2 accounts, $52,239,433 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment
                                                  Vehicles:  3 accounts, $81,763,580 total assets
                                                  Other Accounts: 9 accounts, $2,848,862,535 total assets
------------------------------------------------- -------------------------------------------------------------------
Gary Hunt                                         Mutual Funds: 3 accounts, $1,521,370,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 account, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
William Miller                                    Mutual Funds:  14 accounts, $10,750,649,059 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts:  11 accounts, $2,581,752,411 total assets
------------------------------------------------- -------------------------------------------------------------------
Charles Purcell                                   Mutual Funds:  5 accounts, $1,099,912,348 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts:  4 accounts, $252,599,861 total assets
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
Stuart Quint                                      Mutual Funds: 2 accounts, $85,111,751 total assets (both
                                                  accounts for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
Jayne Stevlingson                                 Mutual Funds: 3 accounts, $70,722,972 total assets (2 accounts,
                                                  $65,042,850 total assets for which the advisory fee is based on performance)
                                                  Other Pooled Investment Vehicles: 2 accounts, $182,238,997 total assets
                                                  Other accounts: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
J.P. MORGAN INVESTMENT MANAGEMENT INC.
------------------------------------------------- -------------------------------------------------------------------
Christopher Blum                                  Mutual Funds: 14 accounts, $3,903,410,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 7 accounts, $861,080,000 total assets (1 account, $28,
                                                  520,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 9 accounts, $566,570,000 total assets (2
                                                  accounts, $49,900,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Patrik Jakobson                                   Mutual Funds: 8 accounts, $1,071,280,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 8 accounts, $1,424,170,000 total assets
                                                  Other Accounts: 25 accounts, $3,830,890,000 total assets
------------------------------------------------- -------------------------------------------------------------------
Anne Lester                                       Mutual Funds: 8 accounts, $1,071,280,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 8 accounts, $1,424,170,000 total assets
                                                  Other Accounts: 87 accounts, $3,708,950,000 total assets
------------------------------------------------- -------------------------------------------------------------------
Dennis Ruhl                                       Mutual Funds: 14 accounts, $3,903,410,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 7 accounts, $861,080,000 total assets (1 account, $28,
                                                  520,000 total assets for which the advisory fee is based on performance)
                                                  Other Accounts: 9 accounts, $566,570,000 total assets (2
                                                  accounts, $49,900,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
MORLEY CAPITAL MANAGEMENT, INC.
------------------------------------------------- -------------------------------------------------------------------
Perpetua Phillips                                 Mutual Funds: 2 accounts, $490,291,653 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $4,198,738,328 total assets
                                                  Other Accounts: 3 accounts, $1,450,303,970 total assets
------------------------------------------------- -------------------------------------------------------------------
Shane Johnston                                    Mutual Funds: 2 accounts, $490,291,653 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $610,946,491 total assets
                                                  Other Accounts: 5 accounts, $874,815,901 total assets
------------------------------------------------- -------------------------------------------------------------------
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
------------------------------------------------- -------------------------------------------------------------------
W. David Armstrong                                Mutual Funds: 16 accounts, $25,116,267,278 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 6 accounts, $513,934,871 total assets
------------------------------------------------- -------------------------------------------------------------------
Sam Chainani                                      Mutual Funds:  32 accounts, $16,972,626,368 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  4 accounts, $1,017,849,273 total assets
                                                  Other Accounts:  8,760 accounts, $2,099,477,839 total assets
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
David Cohen                                       Mutual Funds:  32 accounts, $16,972,626,368 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  4 accounts, $1,017,849,273 total assets
                                                  Other Accounts:  8,760 accounts, $2,099,477,839 total assets
------------------------------------------------- -------------------------------------------------------------------
David Germany                                     Mutual Funds:  4 accounts, $519,118,731 total assets
                                                  Other Pooled Investment Vehicles: 5 accounts, $2,548,664,067 total assets
                                                  Other Accounts:  37 accounts, $8,912,923,210 total assets (9 accounts, $2,434,041,046 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
Dennis Lynch                                      Mutual Funds:  31 accounts, $16,663,990,644 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  5 accounts, $1,029,850,840 total assets
                                                  Other Accounts:  8762 accounts, $2,199,648,631 total assets
------------------------------------------------- -------------------------------------------------------------------
Abigail McKenna                                   Mutual Funds: 7 accounts, $1,259,752,374 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 6 accounts, $447,068,117 total assets
                                                  Other Accounts: 3 accounts, $1,410,204,044 total assets
------------------------------------------------- -------------------------------------------------------------------
Alexander Norton                                  Mutual Funds:  31 accounts, $16,663,990,644 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  4 accounts, $1,017,849,273 total assets
                                                  Other Accounts:  8,760 accounts, $2,099,477,839 total assets
------------------------------------------------- -------------------------------------------------------------------
Robert Sella                                      Mutual Funds: 13 accounts, $9,902,221,059 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 25 accounts, $6,740,125,735 total assets (2 accounts, $746,894,558 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------
NEUBERGER BERMAN MANAGEMENT INC.
------------------------------------------------- -------------------------------------------------------------------
Robert D'Alelio                                   Mutual Funds: 1 account, $10, 397,005,604 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 351 accounts, $1,667,152,466 total assets
------------------------------------------------- -------------------------------------------------------------------
Judith Vale                                       Mutual Funds: 1 account, $10, 397,005,604 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 351 accounts, $1,667,152,466 total assets
------------------------------------------------- -------------------------------------------------------------------
NORTHPOINTE CAPITAL LLC
------------------------------------------------- -------------------------------------------------------------------
Robert D. Glise                                   Mutual Funds: 2 accounts, $351,378,322 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 15 accounts, $448,880,414 total assets
------------------------------------------------- -------------------------------------------------------------------
OBERWEIS ASSET MANAGEMENT, INC.
------------------------------------------------- -------------------------------------------------------------------
James Oberweis                                    Mutual Funds: 9 accounts, $1,007,400,000 total assets
                                                  Other Pooled Investment
                                                  Vehicles:  0 accounts, $0 total assets
                                                  Other Accounts: 60 accounts, $987,700,000 total assets
                                                  ($104,040,000 total assets for which the advisory fee is based on performance)
------------------------------------------------- -------------------------------------------------------------------

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY
------------------------------------------------- -------------------------------------------------------------------
VAN KAMPEN ASSET MANAGEMENT
------------------------------------------------- -------------------------------------------------------------------
R. Robert Baker, Jr.                              Mutual Funds: 17 accounts, $31,114,757,636 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $1,065,758,438 total assets
                                                  Other Accounts: 16,263 accounts, $3,177,867,974 total assets
------------------------------------------------- -------------------------------------------------------------------
Kevin Holt                                        Mutual Funds: 16 accounts, $31,006,290,856 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $1,065,758,438 total assets
                                                  Other Accounts: 16,263 accounts, $3,177,867,974 total assets
------------------------------------------------- -------------------------------------------------------------------
Jason Leder                                       Mutual Funds: 15 accounts, $30,697,655,132 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 2 accounts, $1,065,758,438 total assets
                                                  Other Accounts: 16,263 accounts, $3,177,867,974 total assets
------------------------------------------------- -------------------------------------------------------------------
WADDELL & REED
------------------------------------------------- -------------------------------------------------------------------
Kenneth McQuade                                   Mutual Funds: 5 accounts, $1,135,951,542 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $94,462,579 total assets
                                                  Other Accounts: 30 accounts, $1,320,303,926 total assets
------------------------------------------------- -------------------------------------------------------------------
Mark Seferovich                                   Mutual Funds: 4 accounts, $581,391,108 total assets
                                                  Other Pooled Investment
                                                  Vehicles: 4 accounts, $94,462,579 total assets
                                                  Other Accounts: 30 accounts, $1,320,303,926 total assets
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

NATIONWIDE FUND ADVISORS, NORTHPOINTE CAPITAL LLC, AND MORLEY CAPITAL
---------------------------------------------------------------------
MANAGEMENT, INC. (COLLECTIVELY, "NATIONWIDE")
---------------------------------------------

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Nationwide or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
--------------------------------------------

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios PRO RATA based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC
----------------------------------------

INTRODUCTION

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("TBCAM") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM. These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another. This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account. To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of TBCAM generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities. In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

PROXY VOTING

Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts. Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM's clients. Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
(b) in anticipation of the effect of such recommendation on the market price. Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts. It is the policy of TBCAM to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. TBCAM does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.
The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM's Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees. TBCAM has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, TBCAM has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

FRANKLIN PORTFOLIO ASSOCIATES ("FPA")
-------------------------------------

FPA's portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. We have developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

EPOCH INVESTMENT PARTNERS, INC. ("EPOCH")
-----------------------------------------

Epoch does not believe that any material conflicts exist between Mr. Priest's, Mr. Pearl's, Mr. Donaldson's and Mr. Welhoelter's portfolio management of the Nationwide Multi-Manager NVIT Small Cap Value Fund (the "Fund") and their management of other commingled and private accounts. Epoch believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U.S. securities or in large-, mid- or small-capitalization securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.

BLACKROCK INVESTMENT MANAGEMENT, LLC
------------------------------------

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

FEDERATED INVESTMENT MANAGEMENT COMPANY
---------------------------------------

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

GARTMORE GLOBAL PARTNERS ("GGP")
--------------------------------

GGP's place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients' best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP's Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.

When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client's best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgment: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor's opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.

The following controls are in place:

            |_| The Chinese Walls Policy (management of confidential
                information)
            |_| The use of risk assessment when negotiating and drafting client agreements
            |_| The monitoring activities undertaken by Compliance, Risk, and
                Internal Audit.
            |_| The Code of Ethics and Personal Account Dealing Rules.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
--------------------------------------

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND VAN KAMPEN ASSET MANAGEMENT
-------------------------------------------------------------------------

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the subadviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the subadviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the subadviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the subadviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the subadviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NEUBERGER BERMAN MANAGEMENT INC.
--------------------------------

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OBERWEIS ASSET MANAGEMENT, INC.
-------------------------------

James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Nationwide Multi-Manager NVIT Small Cap Growth Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Nationwide Multi-Manager NVIT Small Cap Growth Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Nationwide Multi-Manager NVIT Small Cap Growth Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Nationwide Multi-Manager NVIT Small Cap Growth Fund.

However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY
--------------------------------------------

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

     o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of the portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of this Fund.

     o The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed's adopted Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics and Allocation Procedures, as identified, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

              THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007

                       NATIONWIDE VARIABLE INSURANCE TRUST

AMERICAN FUNDS NVIT ASSET ALLOCATION FUND (formerly AMERICAN FUNDS GVIT ASSET
         ALLOCATION FUND)
AMERICAN FUNDS NVIT BOND FUND (formerly AMERICAN FUNDS GVIT BOND FUND) AMERICAN FUNDS NVIT GLOBAL GROWTH FUND (formerly AMERICAN FUNDS GVIT GLOBAL
         GROWTH FUND)
AMERICAN FUNDS NVIT GROWTH FUND (formerly AMERICAN FUNDS GVIT GROWTH FUND) AMERICAN FUNDS NVIT GROWTH-INCOME FUND (formerly AMERICAN FUNDS GVIT
         GROWTH-INCOME FUND)

         Nationwide Variable Insurance Trust (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 40 series. This Statement of Additional Information ("SAI") relates to the five series of the Trust listed above (each, a "Fund" or "Feeder Fund" and collectively, the "Funds" or "Feeder Funds").

         Each Fund described in this SAI operates as a "feeder fund" which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each a "Master Fund" or "American Master Fund" and, collectively, the "Master Funds" or "American Master Funds") is a series of American Funds Insurance Series is a series of American Funds Insurance Series(R) (the "American Funds" or the "Series" or the "Master Funds Trust"). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the same gross investment returns. The differences in objectives and policies among each of the five Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Each Fund's corresponding Master Fund is listed below:

---------------------------------------------------------- ---------------------------------------------------------
FEEDER FUND                                                AMERICAN FUNDS MASTER FUND
---------------------------------------------------------- ---------------------------------------------------------
American Funds NVIT Asset Allocation Fund                  Asset Allocation Fund
---------------------------------------------------------- ---------------------------------------------------------
American Funds NVIT Bond Fund                              Bond Fund
---------------------------------------------------------- ---------------------------------------------------------
American Funds NVIT Global Growth Fund                     Global Growth Fund
---------------------------------------------------------- ---------------------------------------------------------
American Funds NVIT Growth Fund                            Growth Fund
---------------------------------------------------------- ---------------------------------------------------------
American Funds NVIT Growth-Income Fund                     Growth-Income Fund
---------------------------------------------------------- ---------------------------------------------------------

         Under the master-feeder structure, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity, asking one of the investment adviser affiliates of Nationwide Fund Management LLC ("NFM"), the Fund's master-feeder service provider, to manage the Fund either directly or with a sub-adviser under an agreement between the Trust and NFM, or taking any other appropriate action.

         This SAI is not a prospectus but it is incorporated by reference into the Prospectus for the Feeder Funds. It contains information in addition to and more detailed than that set forth in the Prospectus for the Feeder Funds and should be read in conjunction with the Prospectus. As Feeder Funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds' Prospectus that was provided to you along with your Feeder Funds' Prospectus, as well as the Master Funds' SAI that is provided to you along with this Feeder Funds' SAI. When you request of a copy of the Feeder Funds' SAI, you will also receive, free of charge, a copy of the Master Funds' SAI.

         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS
-----------------
General Information and History.............................................  1
Additional Information on Portfolio Instruments and Investment Policies.....  1
Description of Portfolio Instruments and Investment Policies................  3
Investment Restrictions..................................................... 22
Portfolio Turnover.......................................................... 25
Insurance Law Restrictions.................................................. 26
Major Shareholders.......................................................... 26
Disclosure of Portfolio Holdings............................................ 30
Trustees and Officers of the Trust.......................................... 31
Investment Advisory and Other Services...................................... 47
Brokerage Allocations....................................................... 56
Purchases, Redemptions and Pricing of Shares................................ 57
Performance Advertising..................................................... 59
Additional Information...................................................... 59
Tax Status.................................................................. 61
Other Tax Consequences...................................................... 63
Tax Consequences to Shareholders............................................ 63
Legal Proceedings Related to American Funds................................. 64
Financial Statements........................................................ 64
Appendix A - Debt Ratings...................................................A-1
Appendix B - Proxy Voting Guidelines Summary................................B-1
Appendix C - Portfolio Managers.............................................C-1

GENERAL INFORMATION AND HISTORY

         FEEDER FUNDS TRUST
         ------------------

         Nationwide Variable Insurance Trust, formerly Gartmore Variable Insurance Trust and, before that, Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended on May 2, 2005. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 40 separate series, each with its own investment objective.

         The Trust was formerly known as Gartmore Variable Insurance Trust and each Feeder Fund was formerly known as a GVIT Fund. The Trust and each Feeder Fund changed their names effective as of the date of this SAI. The prior name of each Feeder Fund is listed on the facing page of this SAI.

         MASTER FUNDS TRUST
         ------------------

         American Funds Insurance Series is an open-end investment company that was organized as a Massachusetts business trust on September 13, 1983. The Master Funds are five of fifteen funds currently offered by the Series, each with its own investment objective.

         Each of the Feeder Funds and the Master Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         FEEDER FUNDS TRUST
         ------------------

         Under the master-feeder structure, each Feeder Fund invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund's investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund's net assets unless otherwise noted. The Master Funds' SAI will be delivered, free of charge, with the Feeder Funds' SAI and should be read together with the Feeder Funds' Prospectus and SAI.

         MASTER FUNDS TRUST
         ------------------

AMERICAN MASTER ASSET ALLOCATION FUND

     GENERAL
     o The fund will generally invest 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

     DEBT SECURITIES
     o Up to 25% of the fund's debt assets may be invested in straight debt securities (i.e., not convertible into equity) rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality.

     NON-U.S. SECURITIES
     o The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not in the S&P 500.
     o The fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

AMERICAN MASTER BOND FUND

     EQUITY SECURITIES
     o The fund may not purchase equity securities directly, other than certain convertible preferred securities, subject to a 20% overall limit on preferred securities. The fund may retain up to 5% of its assets in common stock, warrants and rights received in conjunction with, or in exchange for, debt securities.

     DEBT SECURITIES
     o The fund will invest at least 80% of its assets in bonds. For purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities.
     o The fund may invest up to 20% of its assets in preferred securities, including convertible and nonconvertible preferred securities.
     o The fund will invest at least 35% of its assets in debt securities (including cash and cash equivalents) rated A or better by Moody's or S&P or in unrated securities that are determined to be of equivalent quality.
     o The fund will invest at least 65% of its assets in debt securities (including cash and cash equivalents) that are rated Baa or better by Moody's or BBB or better by S&P or in unrated securities that are determined to be of equivalent quality.
     o The fund may invest up to 35% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities that are determined to be of equivalent quality.

     NON-U.S. SECURITIES
     o The fund may invest up to 20% of its assets in non-U.S. dollar denominated securities.

AMERICAN MASTER GLOBAL GROWTH FUND

     GENERAL
     o The fund invests primarily in common stocks of companies located around the world.

     DEBT SECURITIES
     o The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa or below by Moody's and BBB or below by S&P or in unrated securities that are determined to be of equivalent quality.

AMERICAN MASTER GROWTH FUND

     GENERAL
     o The fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

     NON-U.S. SECURITIES
     o The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

     DEBT SECURITIES
     o The fund may invest up to 10% of its assets in nonconvertible debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities that are determined to be of equivalent quality.

AMERICAN MASTER GROWTH-INCOME FUND

      GENERAL
     o The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

      NON-U.S. SECURITIES

     o The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not in the S&P 500.

     DEBT SECURITIES
     o The fund may invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities that are determined to be of equivalent quality.

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The following is a description of various investment instruments and techniques that may be pursued by a Master Fund. Since each Feeder Fund does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note however that in the event that the Board of Trustees of the Trust determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow an investment adviser to direct the investment/reinvestment of the Feeder Fund's assets directly in securities, then the Feeder Fund would be directly subject to the following instruments and techniques and related risks, as applicable. The following supplements the discussion in the Feeder Funds' prospectus regarding investment strategies, policies and risks.

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Master Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Master Fund as initial criteria for the selection of portfolio securities, but the Master Fund also relies upon the independent advice of the Master Fund's adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Master Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Master Fund's adviser will consider such events in its determination of whether the Master Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Master Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Master Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not

Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Master Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Master Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Master Fund's net asset value. If a Master Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Master Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to a Master Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Master Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Master Fund.

         Liquidity and Valuation. A Master Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

         Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Master Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Master Fund's asset value and ability to dispose of particular securities, when necessary to meet such Master Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Master Fund to obtain accurate market quotations for purposes of valuing a Master Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         o the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

         o the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         o the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent a Master Fund purchases the principal portion of the STRIPS, the Master Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Master Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.

         Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Master Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Master Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Master Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Master Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Master Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Master Fund would likely decrease. Also, a Master Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Master Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Master Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

         In addition to the stripped mortgage securities described above, the Master Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Master Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

         The Master Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Master Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Master Fund may have difficulty in selling such securities.

REPURCHASE AGREEMENTS

         In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Master Fund, the Master Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Master Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Master Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Master Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Master Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Master Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Master Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Master Fund's adviser reviews the creditworthiness of those banks and non-bank dealers with which the Master Fund enters into repurchase agreements to evaluate these risks.

FORWARD COMMITMENTS

         The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

         The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Master Fund's portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

         The Master Asset Allocation Fund and Master Bond Fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. These Master Funds assume the risk of price and yield fluctuations during the time of the commitment. These Master Funds will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

PRIVATE COMPANIES

         The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling the company's shares for a period of time following the public offering.

         Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

LENDING PORTFOLIO SECURITIES

         Each of the Master Asset Allocation Fund and Master Bond Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Fund to be the equivalent of cash. From time to time, the Master Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. Each of these Master Funds will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. These Master Funds do not currently intend to engage in this investment practice over the next 12 months.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Master Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Master Fund must be able to terminate the loan at any time; (4) a Master Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Master Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Master Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Master Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INFLATION INDEXED BONDS

         The Master Asset Allocation Fund and Master Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

         Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Master Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Master Fund may hold securities and funds in foreign currencies, a Master Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Master Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Master Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Master Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Master Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Master Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Master Fund's inability to dispose fully and promptly of positions in declining markets will cause the Master Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Master Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depositary Receipts. A Master Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Master Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Master Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Foreign Sovereign Debt. Certain Master Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Master Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Master Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Master Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

CURRENCY TRANSACTIONS

            The Master Funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. The Master Growth Fund and Master Growth-Income Fund do not currently intend to engage in any such transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets which will be marked to market daily to meet their forward contract commitments to the extent required by the SEC.

         The Master Bond Fund may enter into the transactions described above and may also enter into exchange-traded futures contracts relating to foreign currencies ("currency contracts") in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by these Master Funds to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date. Although currency contracts typically will involve the purchase and sale of a currency against the U.S. dollar, these funds also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, American Funds Insurance Series has filed a notice of eligibility with the Commodity Futures Trading Commission ("CFTC") that exempts it from CFTC registration as a "commodity pool operator" as defined under the Commodity Exchange Act. Pursuant to this notice, the Master Funds will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) up to 5% of a Master Fund's net assets.

         Certain provisions of the Internal Revenue Code may limit the extent to which the Master Funds may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the Master Funds.

REAL ESTATE SECURITIES

         Although the Master Funds will not invest in real estate directly, the Master Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Master Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

         Certain Master Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Master Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

         A Master Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

         Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Master Fund may invest, consistent with its goals and policies.

         An investment in an enhanced convertible security or any other security may involve additional risks to the Master Fund. A Master Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Master Fund's ability to dispose of particular securities, when necessary, to meet a Master Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Master Fund to obtain market quotations based on actual trades for purposes of valuing the Master Fund's portfolio. A Master Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

         Certain Master Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Master Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Master Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Master Funds' board of trustees, the Master Fund's adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund's level of illiquidity may increase.

         A Master Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by a Master Fund. The assets used as cover for OTC options written by the Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The adviser will monitor the liquidity of restricted securities in the Master Fund. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Master Fund has valued the security.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Master Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Master Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Master Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Master Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Master Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Master Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Master Fund's custodian subject to a subcustodian agreement approved by the Master Fund between that bank and the Master Fund's custodian.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Master Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Master Fund's limitation on investments in illiquid securities.

         Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Master Fund having a contractual relationship only with the lender, not with the borrower. A Master Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Master Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Master Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Master Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Master Fund will acquire Loan Participations only if the lender interpositioned between the Master Fund and the borrower is determined by the adviser to be creditworthy. When a Master Fund purchases Assignments from lenders, the Master Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Master Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Master Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Master Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Master Fund for which a secondary trading market exists, the Master Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Master Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Master Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Master Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Master Fund generally retains the right to interest and principal payments on the security. Since a Master Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Master Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Master Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Master Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund's obligation to repurchase the securities, and the Master Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Mortgage dollar rolls are arrangements in which a Master Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Master Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Master Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Master Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Master Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Master Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Master Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Master Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Master Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Master Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Master Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Master Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         FEEDER FUNDS TRUST
         ------------------

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if a Fund's Board of Trustees (or Master Fund's adviser) believes that business, economic, political or financial conditions warrant, a Fund (or Master Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund (or Master Fund) will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT RESTRICTIONS

         FEEDER FUNDS TRUST
         ------------------

         The following are fundamental investment restrictions for each of the Feeder Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Feeder Funds:

o May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o Except as provided below, may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Except as provided below, may not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

         Note, however, that the fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.

         The following are the NON-FUNDAMENTAL operating policies of the Feeder Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL.

Each of the Feeder Funds may not:

o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

o Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act except that each Feeder Fund may invest all or substantially all of its assets in the shares of another registered, open-end investment company such as a Master Fund.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

         Note, however, that the non-fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.

         The investment objectives of each of the Feeder Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval. In particular, investment of each Feeder Fund's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Fund and a shareholder vote is not required to withdraw a Feeder Fund's entire investment from its corresponding Master Fund.

         MASTER FUNDS TRUST
         ------------------

         Each Feeder Fund invests all or substantially all of its assets in a corresponding Master Fund. The following are fundamental investment restrictions for each Master Fund which cannot be changed without the vote of the majority of the outstanding shares of the Master Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or

(B) a majority of the outstanding securities, whichever is less. All percentage limitations are considered at the time securities are purchased and are based on a Master Fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the Master Fund.

Each of the Master Funds may not:

     1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

     2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

     4. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

     5. Purchase commodities or commodity contracts; except that American Master Asset Allocation Fund and American Master Bond Fund may engage in transactions involving currencies (including forward of futures contracts and put and call options).

     6. Invest in companies for the purpose of exercising control or management.

     7.  Make loans to others except for (a) the purchase of debt securities;
         (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

     8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

     9.  Purchase securities on margin.

     10. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

     11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 5.

     12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

     13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

         Notwithstanding investment restriction number 12, if deemed advisable by its officers, compensation paid by the Master Fund to its Trustees may be invested in securities of these or other investment companies under a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the SEC.

         Notwithstanding investment restriction number 13, the Master Funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the Master Fund an underwriter as that term is defined under the Securities Act.

         Notwithstanding investment restriction number 7, the Master Bond Fund may purchase loan assignments.

         The following are the NON-FUNDAMENTAL operating policies of each of the Master Funds, which MAY BE CHANGED by the American Funds Board of Trustees WITHOUT SHAREHOLDER APPROVAL.

The Master Fund may not:

     1.  Invest more than 15% of its net assets in illiquid securities.

     2.  Issue senior securities, except as permitted by the 1940 Act.

         INTERNAL REVENUE CODE RESTRICTIONS
         ----------------------------------

         In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.

         1) A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         2) A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         3) A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
         4) A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

         Each U.S. government agency or instrumentality shall be treated as a separate issuer. The Feeder Funds intend to comply with these diversification requirements under Subchapter L of the Code through their investment in the Master Funds.

PORTFOLIO TURNOVER

         FEEDER FUNDS TRUST
         ------------------

         Since the Feeder Funds invest all or substantially all of their assets in a corresponding Master Fund, the Feeder Funds are not in a position to affect the portfolio turnover of the Master Funds.

         MASTER FUNDS TRUST
         ------------------

         Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.

         Under certain market conditions, the investment policies of the Master Asset Allocation Fund and the Master Bond Fund may result in higher portfolio turnover than those of the other Master Fund, although, no Master Fund's annual portfolio turnover rate is expected to exceed 100%. A Master Fund's portfolio turnover rate would equal 100% if each security in the Master Fund's portfolio were replaced once per year.

INSURANCE LAW RESTRICTIONS

         FEEDER FUNDS TRUST
         ------------------

         In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, NFM or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which Nationwide Funds Group may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

         FEEDER FUNDS TRUST
         ------------------

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise.

         All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         As of April 24, 2007, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of April 24, 2007, the record shareholders identified below held five percent or greater of the shares of a class of a Feeder Fund. Shareholders who hold 25 percent or greater of a Fund (or of a class of shares of a Fund, as appropriate) are deemed to be "controlling" shareholders due in part to their power to vote shares held. Nevertheless, pursuant to an order received from the Securities and Exchange Commission, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

---------------------------------------- -------------------------------------- --------------------------------------
FUND/CLASS                               NO. OF SHARES                          PERCENT OF THE CLASS TOTAL ASSETS
                                                                                HELD BY THE SHAREHOLDER
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
ASSET ALLOCATION FUND
CL II
---------------------------------------- -------------------------------------- --------------------------------------
NATIONWIDE INVESTMENT SERVICES           12,473,213.233                         99.99%
CORP.
C/O IPO PORTFOLIO
ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
ASSET ALLOCATION FUND
CL VII
---------------------------------------- -------------------------------------- --------------------------------------
NWD INVESTMENTS                          56.706                                 100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
BOND FUND
CL II
---------------------------------------- -------------------------------------- --------------------------------------
NATIONWIDE INVESTMENT SERVICES           4,619,987.092                          99.88%
CORP.
C/O IPO PORTFOLIO
ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
BOND FUND
CL VII
---------------------------------------- -------------------------------------- --------------------------------------
NWD INVESTMENTS                          89.767                                 100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
GLOBAL GROWTH FUND
CL II
---------------------------------------- -------------------------------------- --------------------------------------
NATIONWIDE INVESTMENT SERVICES           2,455,376.950                          99.75%
CORP.
C/O IPO PORTFOLIO
ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
GLOBAL GROWTH  FUND
CL VII
---------------------------------------- -------------------------------------- --------------------------------------
NWD INVESTMENTS                          46.437                                 100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
FUND/CLASS                               NO. OF SHARES                          PERCENT OF THE CLASS TOTAL ASSETS
                                                                                HELD BY THE SHAREHOLDER
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
GROWTH FUND
CLASS II
---------------------------------------- -------------------------------------- --------------------------------------
NATIONWIDE INVESTMENT SERVICES           1,586,394.476                          99.84%
CORP.
C/O IPO PORTFOLIO
ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------- -------------------------------------- --------------------------------------
AMERICAN FUNDS NVIT
GROWTH FUND
CLASS VII
---------------------------------------- -------------------------------------- --------------------------------------
NWD INVESTMENTS                          15.956                                 100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 194282436
---------------------------------------- -------------------------------------- --------------------------------------

         To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have "control" over matters which are subject to a vote of the Fund's shares.

         MASTER FUNDS TRUST
         ------------------

         The following tables identify those investors who own of record or are known by the Master Funds to own beneficially 5% or more of any class of a Master Fund's shares as of the opening of business on April 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

MASTER ASSET ALLOCATION FUND

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Lincoln Life Insurance Company                               Class 1                      80.65%
P.O. Box 2340                                                Class 2                      51.73
1300 S. Clinton Street
Fort Wayne, IN 46801-2340
------------------------------------------------------------ ---------------------------- ----------------------------
Gartmore Funds                                               Class 1                      18.23
1200 River Road, Suite 1000
Conshohocken, PA 19428-2442
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life/Annuity Insurance Co.                          Class 2                      30.67
P.O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life Insurance Co.                                  Class 2                      7.62
P.O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
AIG Sunamerica Life Assurance Co.                            Class 2                      7.25
P.O. Box 54299                                               Class 3                      100.00
Los Angeles, CA 90054-0299
------------------------------------------------------------ ---------------------------- ----------------------------

MASTER BOND FUND

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Lincoln Life Insurance Company                               Class 1                      80.69%
P. O. Box 2340                                               Class 2                      34.74
1300 S. Clinton Street
Fort Wayne, IN 46801-2340
------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Gartmore Funds                                               Class 1                      18.68
1200 River Road, Suite 1000
Conshohocken, PA 19428-2442
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life/Annuity Insurance Co.                          Class 2                      32.69
P. O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
MIT                                                          Class 2                      17.06
601 Congress Street
Boston, MA 02210-2804
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life Insurance Co.                                  Class 2                      9.39
P. O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------

MASTER GLOBAL GROWTH FUND

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Lincoln Life Insurance Company                               Class 1                      77.85%
P. O. Box 2340                                               Class 2                      42.62
1300 S. Clinton Street
Fort Wayne, IN 46801-2340
------------------------------------------------------------ ---------------------------- ----------------------------
Gartmore Funds                                               Class 1                      18.63
1200 River Road, Suite 1000
Conshohocken, PA 19428-2442
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life/Annuity Insurance Co.                          Class 2                      21.41
P. O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
AIG Sunamerica Life Assurance Co.                            Class 2                      20.65
P.O. Box 54299
Los Angeles, CA 90054-0299
------------------------------------------------------------ ---------------------------- ----------------------------
MetLife Insurance Co. of Connecticut                         Class 2                      8.61
P.O. Box 990027
Hartford, CT 06199-0027
------------------------------------------------------------ ---------------------------- ----------------------------

MASTER GROWTH FUND

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Lincoln Life Insurance Company                               Class 1                      95.02%
P.O. Box 2340                                                Class 2                      30.85
1300 S. Clinton Street
Fort Wayne, IN 46801-2340
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life/Annuity Insurance Co.                          Class 2                      20.52
P. O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
ING                                                          Class 2                      8.80
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258-2160
------------------------------------------------------------ ---------------------------- ----------------------------
State Street Bank                                            Class 2                      7.30
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
------------------------------------------------------------ ---------------------------- ----------------------------
MIT                                                          Class 2                      6.79
73 Tremont Street, Suite 1300
Boston, MA 02108-3902
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life Insurance Co.                                  Class 2                      5.02
P. O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
AIG Sunamerica Life Assurance Co.                            Class 3                      100.00
P.O. Box 54299
Los Angeles, CA 90054-0299
------------------------------------------------------------ ---------------------------- ----------------------------

MASTER GROWTH-INCOME FUND

------------------------------------------------------------ ---------------------------------------------------------
                     NAME AND ADDRESS                                          OWNERSHIP PERCENTAGE
------------------------------------------------------------ ---------------------------- ----------------------------
Lincoln Life Insurance Company                               Class 1                      98.90%
P.O. Box 2340                                                Class 2                      36.09
1300 S. Clinton Street
Fort Wayne, IN 46801-2340
------------------------------------------------------------ ---------------------------- ----------------------------
Hartford Life/Annuity Insurance Co.                          Class 2                      22.01
P.O. Box 2999
Hartford, CT 06104-2999
------------------------------------------------------------ ---------------------------- ----------------------------
State Street Bank                                            Class 2                      7.12
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
------------------------------------------------------------ ---------------------------- ----------------------------
ING                                                          Class 2                      6.29
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258-2160
------------------------------------------------------------ ---------------------------- ----------------------------
AIG Sunamerica Life Assurance Co.                            Class 2                      5.87
P.O. Box 54299                                               Class 3                      100.00
Los Angeles, CA 90054-0299
------------------------------------------------------------ ---------------------------- ----------------------------
MIT                                                          Class 2                      5.59
73 Tremont Street, Suite 1300
Boston, MA 02108-3902
------------------------------------------------------------ ---------------------------- ----------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

         FEEDER FUNDS TRUST
         ------------------

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' various service providers. However, under a master-feeder structure, each Feeder Fund's sole portfolio holding is shares of its corresponding Master Fund.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

     o   Data consolidators (including ratings agencies);
     o   Fund rating/ranking services and other data providers; and
     o   Service providers to the Feeder Funds.

         MASTER FUNDS TRUST
         ------------------

         The Master Funds' investment adviser, Capital Research and Management Company ("Capital Research") on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds' portfolio securities. These policies and procedures have been reviewed by the Master Funds' Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the Master Funds' Chief Compliance Officer.

         Under these policies and procedures, the Master Funds' complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the Master Funds' list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Currently, this information is being provided to Lipper, Inc. Morningstar, Standard & Poor's Fund Services, Overlap, Value Line, Bloomberg, Vickers Stock Research, Thomson Financial Research, Russell/Mellon Analytical Services and RBC Dain Rauscher. The Master Fund's custodian (State Street Bank and Trust Company), outside counsel (Paul, Hastings, Janofsky & Walker LLP) and auditor PricewaterhouseCoopers LLP) each of which require such information for legitimate business and fund oversight purposes, may receive such information earlier.

         Affiliated persons of the Master Funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Master Funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Master Funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the Master Funds nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

         Subject to Board of the Master Funds' policies, the authority to disclose a Master Fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Master Funds' investment adviser. In exercising their authority, the committees determine whether disclosure of information about the Master Funds' portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, the Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Master Fund service providers for legitimate business and Master Fund oversight purposes) until such holdings have been provided to fund shareholders, helps reduce potential conflicts of interest between Master Fund shareholders and the Capital Research and its affiliates.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

         FEEDER FUNDS TRUST
         ------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*   DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ----------------------     -----------      -------------
Charles E. Allen          Trustee         Since       Mr. Allen is Chairman,          90               None
                                        July 2000     Chief Executive Officer
c/o Nationwide Funds                                  and President of
Group                                                 Graimark Realty
1200 River Road,                                      Advisors, Inc. (real
Suite 1000,                                           estate development,
Conshohocken, PA                                      investment and asset
19428                                                 management).

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*   DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ----------------------     -----------      -------------

1948

Paula H.J.                Trustee       Since July    Ms. Cholmondeley was            90        Director of
Cholmondeley                               2000       Vice President and                        Dentsply
                                                      General Manager Sappi                     International,
c/o Nationwide Funds                                  Fine Paper North America                  Inc. (dental
Group                                                 from April 2000 through                   products),
1200 River Road,                                      December 2003.                            Ultralife
Suite 1000,                                                                                     Batteries, Inc.,
Conshohocken, PA                                                                                Albany
19428                                                                                           Suite
                                                                                                1000,
1947                                                                                            International Corp.
                                                                                                Conshohocken, PA
                                                                                                19428 (paper
                                                                                                industry),
                                                                                                Terex Corporation
                                                                                                1947 (construction
                                                                                                equipment), and
                                                                                                Minerals Technology
                                                                                                Inc. (specialty
                                                                                                chemicals)

C. Brent DeVore***        Trustee       Since 1990    Dr. DeVore is President         90               None
                                                      of Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1940

Phyllis Kay Dryden        Trustee          Since      Ms. Dryden was a partner        90               None
                                         December     of Mitchell Madison, a
c/o Nationwide Funds                       2004       management consulting
Group                                                 company from January
1200 River Road,                                      2006 until December
Suite 1000,                                           2006; she is currently a
Conshohocken, PA                                      consultant with the
19428                                                 company.  Ms. Dryden was
                                                      formerly Managing
1947                                                  Partner of marchFIRST, a
                                                      global consulting
                                                      management firm.

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*   DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ----------------------     -----------      -------------
Barbara L. Hennigar       Trustee          Since      Retired.                        90               None
                                         July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1935

Barbara I. Jacobs         Trustee         Since       Ms. Jacobs served as            90               None
                                         December     Chairman of the Board of
c/o Nationwide Funds                       2004       Directors of KICAP
Group                                                 Network Fund, a European
1200 River Road,                                      (United Kingdom) hedge
Suite 1000,                                           fund, from January 2001
Conshohocken, PA                                      to January 2006.  From
19428                                                 1998-2003, Ms. Jacobs
                                                      was also a Managing
                                                      Director and European
1950                                                  Portfolio Manager of
                                                      CREF Investments
                                                      (Teachers Insurance and
                                                      Annuity Association--
                                                      College Retirement
                                                      Equities Fund).

Douglas F. Kridler        Trustee          Since      Mr. Kridler has served          90               None
                                         September    as the President and
c/o Nationwide Funds                       1997       Chief Executive Officer
Group                                                 of the Columbus
1200 River Road,                                      Foundation (a Columbus,
Suite 1000,                                           OH-based foundation
Conshohocken, PA                                      which manages over 1,300
19428                                                 individual endowment
                                                      funds). Prior to January
                                                      31, 2002, Mr. Kridler
1955                                                  was the President of the
                                                      Columbus Association for
                                                      the Performing Arts and
                                                      Chairman of the Greater
                                                      Columbus Convention and
                                                      Visitors Bureau.

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED*   DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE**
  -----------------     -----------    ------------   ----------------------     -----------      -------------
Michael D. McCarthy       Trustee          Since      Retired. Mr. McCarthy           90               None
                                         December     was Chairman of VMAC
c/o Nationwide Funds                       2004       (Commodity Swaps) from
Group                                                 October 2002 until June
1200 River Road,                                      2007 and a partner of
Suite 1000,                                           Pineville Properties,
Conshohocken, PA                                      LLC (a commercial real
19428                                                 estate development firm)
                                                      from September 2000
1947                                                  through June 2007.

David C. Wetmore        Trustee and        Since      Retired.                        90               None
                          Chairman         1995
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1948

----------
*    Length of time served includes time served with predecessor of the Trust.
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.
*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of the companies that serves as an investment adviser or principal underwriter to the Trust is a wholly-owned subsidiary of NFS.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED(1) DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)
  -----------------     -----------    ------------   ----------------------     -----------      -------------
Arden L. Shisler         Trustee         February    Retired. Mr. Shisler is          90            Director of
                                           200       the former President and                       Nationwide
c/o Nationwide                                       Chief Executive Officer                         Financial
Funds Group                                          of KeB Transport, Inc.,                      Services, Inc.,
1200 River Road,                                     a trucking firm (2000                          Chairman of
Suite 1000,                                          through 2002), He served                    Nationwide Mutual
Conshohocken, PA                                     as a consultant to KeB                      Insurance Company
19428                                                from January 2003                                  (2)
                                                     through December 2004.
1941                                                 Since 1992, Mr. Shisler
                                                     has also been Chairman
                                                     of the Board for
                                                     Nationwide Mutual
                                                     Insurance Company(2)

John H. Grady           President        Since       Mr. Grady is President           90               None
                        and Chief       December     and Chief Executive
c/o Nationwide          Executive         2006       Officer of Nationwide
Funds Group              Officer                     Funds Group and NWD
1200 River Road,                                     Investment Group, the
Suite 1000,                                          asset management
Conshohocken, PA                                     operations of Nationwide
19428                                                Mutual Insurance
                                                     Company, which includes
1961                                                 NFA, (2) Morley Capital
                                                     Management, Inc., (2)
                                                     Nationwide Separate
                                                     Accounts LLC, (2)
                                                     NorthPointe Capital LLC,
                                                     (2) Nationwide SA
                                                     Capital Trust, (2)
                                                     Nationwide Fund
                                                     Management LLC, (2)
                                                     Nationwide Fund
                                                     Distributors LLC, (2)
                                                     and Riverview
                                                     Alternative Investment
                                                     Advisors LLC(2).  From
                                                     March 2004 until March
                                                     2006, Mr. Grady was
                                                     Chief Executive Officer
                                                     of Constellation
                                                     Investment Management
                                                     Co., L.P.  (registered
                                                     investment adviser), and
                                                     President and Chief
                                                     Executive Officer of
                                                     Constellation Funds
                                                     Group (registered
                                                     investment companies).

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED(1) DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)
  -----------------     -----------    ------------   ----------------------     -----------      -------------
                                                     He also was President of
                                                     Constellation Investment
                                                     Distribution Co., Inc.
                                                     (registered
                                                     broker-dealer) from
                                                     March 2004 until June
                                                     2006. From February 2001
                                                     until February 2004, Mr.
                                                     Grady was Chief
                                                     Operating and Chief
                                                     Legal Officer; Managing
                                                     Director, Mutual Funds
                                                     Group, Turner Investment
                                                     Partners, Inc.
                                                     (registered investment
                                                     adviser); Executive Vice
                                                     President of Turner
                                                     Funds and Turner
                                                     Institutional Portfolios
                                                     (registered investment
                                                     companies); and
                                                     President, Turner
                                                     Investment Distributors,
                                                     Inc. (registered
                                                     broker-dealer).

Gerald J. Holland       Treasurer        Since       Mr. Holland is Senior           N/A               None
                                       March 2001    Vice President -
c/o Nationwide                                       Operations for
Funds Group                                          Nationwide Funds Group
1200 River Road,                                     (2)
Suite 1000,
Conshohocken, PA
19428

1951

Michael A.                Chief        Since June    Since November 1999,            N/A               None
Krulikowski            Compliance        2004        Mr.  Krulikowski has
                         Officer                     served as a
c/o Nationwide                                       Vice President and Chief
Funds Group                                          Compliance Officer of
1200 River Road,                                     Nationwide Funds Group
Suite 1000,                                          and NWD Investment
Conshohocken, PA                                     Management, Inc.
19428                                                ("NWD").(3)

                                                                                  NUMBER OF
                                          TERM OF                                PORTFOLIOS
                                        OFFICE WITH                                IN FUND            OTHER
                        POSITION(S)       TRUST -           PRINCIPAL              COMPLEX        DIRECTORSHIPS
  NAME, ADDRESS,         HELD WITH       LENGTH OF        OCCUPATION(S)          OVERSEEN BY          HELD
  AND YEAR OF BIRTH         FUND       TIME SERVED(1) DURING PAST FIVE YEARS       TRUSTEE        BY TRUSTEE(3)
  -----------------     -----------    ------------   ----------------------     -----------      -------------
1959

Eric E. Miller          Secretary        Since       Mr. Miller is Senior            N/A               None
                                        December     Vice President, General
c/o Nationwide                           2002        Counsel, and Assistant
Funds Group                                          Secretary for Nationwide
1200 River Road,                                     Funds Group and NWD.(3)
Suite 1000,
Conshohocken, PA
19428

1953

----------
(1)  Length of time served includes time served with the Trust's predecessors.
(2) These positions are held with an affiliated person or principal underwriter of the Funds.
(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all the Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such of Code of Ethics; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit

Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following
Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) overseeing the Trust's portfolio brokerage practices; and (d) overseeing distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy and Mr. Shisler, each of whom (except Mr. Shisler) is not an interested person of the Trust, as defined in the 1940 Act.

OWNERSHIP OF SHARES OF NATIONWIDE FUNDS AS OF DECEMBER 31, 2006

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES AND/OR SHARES IN ALL
                                                                                 REGISTERED INVESTMENT COMPANIES
                                         DOLLAR RANGE OF EQUITY SECURITIES      OVERSEEN BY TRUSTEE IN FAMILY OF
           NAME OF TRUSTEE              AND/OR SHARES IN THE FEEDER FUNDS*            INVESTMENT COMPANIES
           ---------------              ----------------------------------      ---------------------------------
Charles E. Allen                                       None                              $10,001-$50,000
Paula H.J.  Cholmondeley                               None                            $50,001 - $100,000
C. Brent DeVore                                        None                               Over $100,000
Phyllis Kay Dryden                                     None                              $10,001-$50,000
Barbara L. Hennigar                                    None                              $10,001-$50,000
Barbara I. Jacobs                                      None                             $50,001-$100,000
Douglas F. Kridler                                     None                               Over $100,000
Michael D. McCarthy                                    None                               Over $100,000
David C. Wetmore                                       None                               Over $100,000
Arden L. Shisler                                       None                               Over $100,000

----------
* Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2006

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO        NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE          TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
  ---------------     ----------------        -------       -----------------     ----------      ----------------
Charles E. Allen             N/A                N/A                N/A               None                N/A
Paula H.J.                   N/A                N/A                N/A               None                N/A
Cholmondeley
C. Brent DeVore              N/A                N/A                N/A               None                N/A

                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO        NAME OF       TITLE OF CLASS OF      VALUE OF
  NAME OF TRUSTEE          TRUSTEE            COMPANY           SECURITY          SECURITIES      PERCENT OF CLASS
  ---------------     ----------------        -------       -----------------     ----------      ----------------
Phyllis Kay Dryden           N/A                N/A                N/A               None                N/A
Barbara L. Hennigar          N/A                N/A                N/A               None                N/A
Barbara I. Jacobs            N/A                N/A                N/A               None                N/A
Douglas F. Kridler           N/A                N/A                N/A               None                N/A
Michael D. McCarthy          N/A                N/A                N/A               None                N/A
David C. Wetmore             N/A                N/A                N/A               None                N/A

----------
(1) Investment advisers included NFA and Morley Capital Management, Inc., formerly Gartmore Morley Capital Management, Inc. Morley Capital Management, Inc. is no longer an investment adviser for any of the Funds. Effective as of May 1, 2007, Morley Capital Management, Inc. is the subadviser for one of the Funds of the Trust not included in this SAI.

(2) As of December 31, 2006, subadvisers included American Century Investments, Inc., Gartmore Global Partners, BlackRock Investment Management, LLC, Boston Company Asset Management, LLC, Franklin Portfolio Associates, LLC, Neuberger Berman Management Inc., Federated Investment Management Company, Morgan Stanley Investment Management Inc., J.P. Morgan Investment Management, Inc., Oberweis Asset Management, Inc., Van Kampen Asset Management, Waddell & Reed Investment Management Company, and Epoch Investment Partners, Inc.

(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2006. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Nationwide Funds for the fiscal year ended December 31, 2006. Trust officers receive no compensation from the Trust in their capacity as officers.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                                                PENSION RETIREMENT
                              AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL
                          COMPENSATION FROM        PART OF TRUST          BENEFITS UPON        TOTAL COMPENSATION
   NAME OF TRUSTEE            THE TRUST              EXPENSES               RETIREMENT         FOR THE COMPLEX(1)
   ---------------        -----------------     -------------------      ----------------      ------------------
Charles E. Allen             $ 68,250                   N/A                    N/A                   136,500
Paula H.J.                     66,500                   N/A                    N/A                   133,000
Cholmondeley
C. Brent DeVore                73,875                   N/A                    N/A                   147,750
Phyllis Kay Dryden             69,125                   N/A                    N/A                   138,250
Barbara L. Hennigar            73,875                   N/A                    N/A                   146,250
Barbara I. Jacobs              69,000                   N/A                    N/A                   139,250
Douglas F. Kridler             59,625                   N/A                    N/A                   119,250
Michael D. McCarthy            57,000                   N/A                    N/A                   114,000

                                                PENSION RETIREMENT
                              AGGREGATE         BENEFITS ACCRUED AS      ESTIMATED ANNUAL
                          COMPENSATION FROM        PART OF TRUST          BENEFITS UPON        TOTAL COMPENSATION
   NAME OF TRUSTEE            THE TRUST              EXPENSES               RETIREMENT         FOR THE COMPLEX(1)
   ---------------        -----------------     -------------------      ----------------      ------------------
David Wetmore                  104,125                  N/A                    N/A                   209,250
Arden L. Shisler               48,000                   N/A                    N/A                   96,000

----------
(1) On December 31, 2006, the Fund Complex included two trusts comprised of 89 investment company funds or series.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

         MASTER FUNDS TRUST
         ------------------

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES(1)

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                   IN MASTER
                                        YEAR FIRST                                   FUND
                                         ELECTED A                                  COMPLEX
                        POSITION(S)     TRUSTEE OF                                 ON WHICH            OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS      FUNDS(2)     DURING PAST FIVE YEARS       SERVES(3)      BY TRUSTEE(4)
    ------------        ------------    ----------     ----------------------      ----------   ------------------
Lee A. Ault III         Chairman of        1999       Private investor; former         2        Anworth Mortgage
                         the Board                    Chairman of the Board,                    Asset Corp.;
Age:  70                (Independent                  In-Q-Tel, Inc.                            Office Depot, Inc.
                            and                       (technology venture
                       Non-Executive)                 company funded
                                                      principally by the
                                                      Central Intelligence
                                                      Agency); former Chairman
                                                      of the Board, President
                                                      and CEO, Telecredit,
                                                      Inc. (payment services)

H. Frederick Christie     Trustee          1994       Private investor; former        21        Ducommun
                                                      President and CEO, The                    Incoproated, IHOP
Age:  73                                              Mission Group                             Corporation;
                                                      (non-utility holding                      Southwest Water
                                                      company, subsidiary of                    Company
                                                      Southern California
                                                      Edison Company)

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                   IN MASTER
                                        YEAR FIRST                                   FUND
                                         ELECTED A                                  COMPLEX
                        POSITION(S)     TRUSTEE OF                                 ON WHICH            OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS      FUNDS(2)     DURING PAST FIVE YEARS       SERVES(3)      BY TRUSTEE(4)
    ------------        ------------    ----------     ----------------------      ----------   ------------------
Joe E. Davis              Trustee          1991       Private investor; former         2        Anworth Mortgage
                                                      Chairman of the Board,                    Asset Corp.;
Age:  72                                              Linear Corporation                        Natural
                                                      (linear motor design and                  Alternatives, Inc.
                                                      production); former
                                                      President and CEO,
                                                      National Health
                                                      Enterprises, Inc.

Martin Fenton             Trustee          1995       Chairman of the Board,          18        None
                                                      Senior Resource Group
Age:  71                                              LLC (development and
                                                      management of senior
                                                      living communities)

Leonard R. Fuller         Trustee          1999       President and CEO,              16        None
                                                      Fuller Consulting
Age: 60                                               (financial management
                                                      consulting firm)

W. Scott Hedrick          Trustee          2007       Founding General                 2        Hot Topic, Inc.;
                                                      Partner, Inter West                       Office Depot, Inc.
Age: 61                                               Partners (venture
                                                      capital firm focused on
                                                      information technology
                                                      and life sciences);
                                                      Lecturer, Stanford
                                                      Graduate School of
                                                      Business

Mary Myers Kauppila       Trustee          1994       Private investor;                6        None
                                                      Chairman of the Board
Age:  53                                              and CEO, Ladera
                                                      Management Company
                                                      (venture capital and
                                                      agriculture); former
                                                      owner and President,
                                                      Energy Investment, Inc.

Kirk P. Pendleton         Trustee          1996       Chairman of the Board            7        None
                                                      and CEO, Cairnwood, Inc.
Age:  67                                              (venture capital
                                                      investment)

"INTERESTED" TRUSTEES(5),(6)

                                                                                   NUMBER OF
                                                                                    BOARDS
                                                                                 IN THE MASTER
                                        YEAR FIRST                                   FUND(2)
                                         ELECTED A                                  COMPLEX
                        POSITION(S)     TRUSTEE OF                                 ON WHICH            OTHER
                         HELD WITH      THE MASTER     PRINCIPAL OCCUPATION(S)      TRUSTEE     DIRECTORSHIPS HELD
    NAME AND AGE        MASTER FUNDS      FUNDS(1)     DURING PAST FIVE YEARS       SERVES         BY TRUSTEE(3)
    ------------        ------------    ----------     ----------------------      ----------   ------------------
James K. Dunton        Vice-Chairman       1993       Senior Vice President            2        None
Age:  69                of the Board                  and Director, Capital
                                                      Research and Management
                                                      Company

Donald D. O'Neal       President and       1998       Senior Vice President,           3        None
                          Trustee                     Capital Research and
Age:  46                                              Management Company

OTHER OFFICERS


                                                                         PRINCIPAL OCCUPATION(S)
                        POSITION(S)     YEAR FIRST                       DURING PAST FIVE YEARS
                            WITH        ELECTED AN    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
    NAME AND AGE         REGISTRANT       OFFICER                              UNDERWRITER
    ------------        -----------     ----------    ------------------------------------------------------------
Alan N. Berro           Senior Vice        1998       Vice President, Capital Research and Management Company;
                         President                    Senior Vice President, Capital Research Company*
Age:  46

Michael J. Downer       Senior Vice        1991       Vice President and Secretary, Capital Research Management
                         President                    and Company; Director, American Funds Distributors, Inc.*;
Age:  52                                              Director, Capital Bank and Trust Company*

Abner D. Goldstine      Senior Vice        1993       Senior Vice President and Director, Capital Research and
                         President                    Management Company
Age: 77

John H. Smet            Senior Vice        1994       Senior Vice President, Capital Research and Management
                         President                    Company; Director, American Funds Distributors, Inc.*
Age: 50

Claudia P. Huntington  Vice President      1994       Senior Vice President, Capital Research and Management
                                                      Company; Director, The Capital Group Companies, Inc.*
Age:  55

Robert W. Lovelace     Vice President      1997       Senior Vice President, Capital Research and Management
                                                      Company; Chairman of the Board, Capital Research Company*;
Age:  44                                              Director, The Capital Group Companies, Inc.*

Susan M. Tolson        Vice President      1999       Senior Vice President, Capital Research Company*

Age:  44

Chad L. Norton           Secretary         1994       Vice President - Fund Business Management Group, Capital
                                                      Research and Management Company
Age:  46

David A. Pritchett       Treasurer         1999       Vice President - Fund Business Management Group, Capital
                                                      Research and Management Company
Age:  40


                                                                         PRINCIPAL OCCUPATION(S)
                        POSITION(S)     YEAR FIRST                       DURING PAST FIVE YEARS
                            WITH        ELECTED AN    AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
    NAME AND AGE         REGISTRANT       OFFICER                              UNDERWRITER
    ------------        -----------     ----------    ------------------------------------------------------------
Steven I. Koszalka       Assistant         2003       Assistant Vice President - Fund Business Management Group,
                         Secretary                    Capital Research and Management Company
Age:
42

Karl C. Grauman          Assistant         2006       Vice President - Fund Business Management Group, Capital
                         Treasurer                    Research and Management Company
Age:  39

Sheryl F. Johnson        Assistant         1997       Vice President - Fund Business Management Group, Capital
                         Treasurer                    Research and Management Company
Age:  38

----------
*    Company affiliated with Capital Research and Management Company.
(1) The term "independent" trustee refers to a trustee who is not an "interested person" within the meaning of the 1940 Act.
(2) Trustees and officers of the Series serve until their resignation, removal or retirement.
(3) Funds managed by Capital Research and Management Company, including the American Funds, American Funds Target Date Retirement Series, Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(4) This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(5) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the Series' investment adviser, Capital Research and Management Company, or affiliated entities.
(6) All of the Trustees and officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2006

                                                                        AGGREGATE DOLLAR RANGE 1 OF SHARES
                                               DOLLAR RANGE(1)          OWNED IN ALL FUNDS IN THE AMERICAN
           NAME OF TRUSTEE                 OF FUND SHARES OWNED(2)       FUNDS FAMILY OVERSEEN BY TRUSTEE
           ---------------                 -----------------------      ----------------------------------
"NON-INTERESTED" TRUSTEES

Lee A. Ault III                                        None                   None
H. Frederick Christie                                  None                   Over $100,000
Joe E. Davis                                           None                   None
Martin Fenton                                          None                   Over $100,000
Leonard R. Fuller                                      None                   $50,001 - $100,000
W. Scott Hedrick3                                      None                   None
Mary Myers Kauppila                                    None                   Over $100,000
Kirk P. Pendleton                                      None                   Over $100,000

"INTERESTED" TRUSTEES

James K. Dunton                                        None                   Over $100,000
Donald D. O'Neal                                       None                   Over $100,000

----------

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
     amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(2) All of the Series' outstanding shares are owned of record by the separate accounts of insurance companies that use the Series as the underlying investments for variable annuity and variable life insurance contracts.
(3)  Mr. Hedrick was elected on March 20, 2007.

TRUSTEE COMPENSATION -- No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a "board cluster"). The Series typically pays each independent trustee an annual fee, which ranges from $31,000 to $78,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. The Board chair receives an additional fee for this service.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.

Trustee compensation paid during the fiscal year ended December 31, 2006

---------------------------------- -------------------------------------- -----------------------------------
                                                                            TOTAL COMPENSATION (INCLUDING
                                                                                 VOLUNTARILY DEFERRED
                                                                            COMPENSATION(1)) FROM ALL FUNDS
                                     AGGREGATE COMPENSATION (INCLUDING     MANAGED BY CAPITAL RESEARCH AND
                                    VOLUNTARILY DEFERRED COMPENSATION(1))       MANAGEMENT COMPANY OR ITS
              NAME                             FROM THE FUND                         AFFILIATES(2)
---------------------------------- -------------------------------------- -----------------------------------
Lee A. Ault III                                  $ 115,500                            $ 115,500
---------------------------------- -------------------------------------- -----------------------------------
H. Frederick Christie(3)                          72,489                               391,310
---------------------------------- -------------------------------------- -----------------------------------
Joe E. Davis                                      102,500                              102,500
---------------------------------- -------------------------------------- -----------------------------------
Martin Fenton3                                    75,621                               346,890
---------------------------------- -------------------------------------- -----------------------------------
Leonard R. Fuller                                 72,721                               227,810
---------------------------------- -------------------------------------- -----------------------------------
Mary Myers Kauppila3                              65,100                               224,000
---------------------------------- -------------------------------------- -----------------------------------
Kirk P. Pendleton3                                61,083                               234,000
---------------------------------- -------------------------------------- -----------------------------------

----------
(1) Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
(2) Funds managed by Capital Research and Management Company, including the American Funds, American Funds Target Date Retirement Series, Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(3) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Master Fund (plus earnings thereon) through the 2006 fiscal year for participating trustees is as follows: H. Frederick Christie ($379,813), Martin Fenton ($200,692), Leonard R. Fuller ($5,528), Mary Myers Kauppila ($992,950) and Kirk P. Pendleton ($750,957). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.

SERIES ORGANIZATION AND THE BOARD OF TRUSTEES -- The American Funds Insurance Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. All American Funds Insurance Series operations are supervised by its Board of Trustees, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The Board of Trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

Each Master Fund has three classes of shares - Class 1, Class 2 and Class 3. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the Series' amended and restated rule 18f-3 Plan. Class 2 and Class 3 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2 and Class 3 shares. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Board could be removed by a majority vote.

COMMITTEES OF THE BOARD OF TRUSTEES -- The Series has an audit committee comprised of H. Frederick Christie, Joe E. Davis, Martin Fenton and Leonard R. Fuller, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The committee provides oversight regarding the Series' accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series' principal service providers. The committee acts as a liaison between the Series' independent registered public accounting firm and the full board of trustees. Six audit committee meetings were held during the 2006 fiscal year.

The Series has a contracts committee comprised of Lee A. Ault III, H. Frederick Christie, Joe E. Davis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick, Mary Myers Kauppila and Kirk P. Pendleton, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. Two contracts committee meetings were held during the 2006 fiscal year.

The Series has a nominating committee comprised of Lee A. Ault III, Joe E. Davis, Martin Fenton and Mary Myers Kauppila, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full Board of Trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Series, addressed to the Series' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. One nominating committee meeting was held during the 2006 fiscal year.

INVESTMENT ADVISORY AND OTHER SERVICES

         FEEDER FUNDS TRUST
         ------------------

         TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, and all expenses, including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Advisers may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

         MASTER-FEEDER SERVICE PROVIDER TO THE FEEDER FUNDS

         NFM, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the master-feeder service provider for the Feeder Funds under the master-feeder structure.

         NFM provides master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund, if any; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund's board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund's registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Funds' board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund's officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Funds' officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.

         For the services rendered under the Master-Feeder Services Agreement, Class II and Class VII shares of each Feeder Fund shall pay to NFM, at the end of each calendar month, a fee based upon the average daily value of the net assets of such Feeder Fund at the annual rate of 0.25%.

         NFM has entered into a written contract with the Trust under which it will waive 0.15% of the fees that it charges for providing master-feeder operational services to the Class II and Class VII shares of each Feeder Fund under the Master-Feeder Services Agreement. This contract currently runs until May 1, 2008 and may be renewed at that time.

         During the fiscal year ended December 31, 2006, NMF earned the following fees as master-feeder service provider to the Feeder Funds:

                     NFM MASTER-FEEDER SERVICE PROVIDER FEES
                             YEAR ENDED DECEMBER 31,


                                               2006

                                       FEES          FEES
FUND                                   PAID       REIMBURSED
----                                   ----       ----------

American Funds NVIT Asset
Allocation Fund                      $43,258       $75,288
American Funds NVIT Bond Fund          9,529        16,537
American Funds NVIT Global
Growth Fund                           12,491        30,536
American Funds NVIT Growth Fund       22,628        39,077
American Funds NVIT Growth-
Income Fund*                              --            --

----------
* The American Funds NVIT Growth-Income Fund did not commence operations until May 1, 2007.

         MASTER FUNDS TRUST
         ------------------

INVESTMENT ADVISER TO THE MASTER FUNDS

         The investment adviser to the Master Funds, Capital Research and Management Company ("Capital Research"), founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

         The Investment Advisory and Service Agreement (the "Agreement") between the Master Series and the investment adviser will continue in effect until December 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).

         As compensation for its services, Capital Research receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Fund as a shareholder in its corresponding Master Fund, calculated at the annual rates described below

         For the Master Asset Allocation Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.250% on net assets in excess of $8.0 billion.

         For the Master Bond Fund, Capital Research receives: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets in excess of $3.0 billion.

         For the Master Global Growth Fund, Capital Research receives: 0.69% of the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion.

         For the Master Growth Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion.

         For the Master Growth-Income Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets in excess of $27.0 billion.

         In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.

         The Agreements provide for an advisory fee reduction to the extent that the annual ordinary net operating expenses of the Master Fund exceed 1-1/2% of the first $30 million of the average month-end total net assets of the Master Fund and 1% of the average month-end total net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes and extraordinary items, such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

         The Master Funds investment adviser's total fees for the fiscal years ended December 31, 2006, 2005 and 2004 were:

                                                                      FISCAL YEAR ENDED
                 FUND                      2006                             2005                       2004
                 ----                      ----                       -----------------                ----
Master Asset Allocation Fund            $21,637,000                     $ 18,137,000               $ 14,313,000

Master Bond Fund                        $12,346,000                     $  9,293,000               $  7,486,000

Master Global Growth Fund               $19,040,000                     $ 13,520,000               $  9,639,000

Master Growth Fund                      $79,939,000                     $ 62,832,000               $ 46,878,000

Master Growth-Income Fund               $64,732,000                     $ 54,602,000               $ 43,883,000

         For the period from September 1, 2004 through March 31, 2005, Capital Research agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreements. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all Master Funds. For the periods ended December 31, 2006, 2005 and 2004, the Capital Research's management fees were reduced by the following as a result of these waivers:

                                                                      WAIVER REDUCTION
                 FUND                      2006                             2005                       2004
                 ----                      ----                       ----------------                 ----
Master Asset Allocation Fund            $2,164,000                      $ 1,606,000                 $ 260,000

Master Bond Fund                        $1,235,000                      $   823,000                 $ 135,000

Master Global Growth Fund               $1,904,000                      $ 1,201,000                 $ 179,000

Master Growth Fund                      $7,994,000                      $ 5,598,000                 $ 846,000

Master Growth-Income Fund               $6,473,000                      $ 4,833,000                 $ 788,000

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding each of the portfolio managers identified in the Funds' prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         FEEDER FUNDS TRUST
         ------------------

         Nationwide Fund Distributors LLC ("NFD") serves as principal underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of Nationwide Financial. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      John H. Grady
      Michael A. Krulikowski
      Gerald J. Holland
      Eric E. Miller

         In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust.

         MASTER FUNDS TRUST
         ------------------

         American Funds Distributors, Inc. ("AFD") is the distributor of the Master Funds' shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

DISTRIBUTION PLAN

         MASTER FUNDS TRUST
         ------------------

         The Master Funds do not charge a distribution fee on the class of shares on which the Feeder Funds invest.

         FEEDER FUNDS TRUST
         ------------------

         The Trust, with respect to shares of the Feeder Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Feeder Funds to compensate Nationwide Fund Distributors LLC ("NFD") as the Funds' principal underwriter, for expenses associated with the distribution of the Feeder Funds' Class II or Class VII shares. Although actual distribution expenses may be more or less, each Feeder Fund pays 0.25% of the average daily net assets of Class II shares and 0.40% of the average daily net assets of Class VII shares as a distribution fee, regardless of expenses.

         These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts ("contract owners"), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

         (i) Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

         (ii) Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

         (iii)    Wholesaling services by NFD or the insurance company including
                  (1) training, (2) seminars and sales meetings and (3) compensation;

         (iv) Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures,
                  (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

         (v)      Life insurance company contract owner support.

         During the fiscal year ended December 31, 2006, NFD earned the following distribution fees under the Plan:

FUND                                                        FEES PAID
----                                                        ---------

American Funds NVIT Asset Allocation Fund                   $108,147
American Funds NVIT Bond Fund                                 23,823
American Funds NVIT Global Growth Fund                        31,228
American Funds NVIT Growth Fund                               56,571
American Funds NVIT Growth-Income Fund*                           --

----------
* The American Funds NVIT Growth-Income Fund did not commence operations until May 1, 2007.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NFD may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. NFD or an affiliate of NFD does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.

         The Trust has been informed by NFD that during the fiscal year ended December 31, 2006, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds:

                                                                                                BROKER-
                                                              PROSPECTUS      DISTRIBUTOR       DEALER
                                                              PRINTING &      COMPENSATION &    COMPENSATION
                             FUND                             MAILING(1)      COSTS             & COSTS(2)
                             ----                             ----------      --------------    ------------
American Funds NVIT Asset Allocation Fund                     N/A             56,051.93       52,094.92
American Funds NVIT Bond Fund                                 N/A             11,942.09       11,880.43
American Funds NVIT Global Growth Fund                        N/A             16,864.87       14,363.24
American Funds NVIT Growth Fund                               N/A             29,070.93       27,500.43
American Funds NVIT Growth-Income Fund*                       N/A             N/A             N/A

----------
* The American Funds NVIT Growth-Income Fund did not commence operations until May 1, 2007.
(1) Printing and/or mailing of prospectuses to other than current Feeder Fund shareholders.
(2) Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

         A Feeder Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that Feeder Funds utilize the remaining Rule 12b-1 fees not allocated to "Broker-Dealer Compensation and Costs" on "Printing and Mailing" of a prospectus which covers multiple Feeder Funds, however, such other Feeder Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND PARTICIPATION AGREEMENTS

         The Trust, on behalf of the Feeder Funds, NFD and Nationwide Investment Services Corporation ("NISC") have entered into Fund Participation Agreements. Under these agreements, NISC will receive a Rule 12b-1 fee from NFD at an annual rate of 0.25% (for Class II shares) and 0.40% (for Class VII shares) of the average daily net assets of the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration Agreement, NFM provides for various administrative and accounting services to the Funds, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Conshohocken, Pennsylvania 19428. Each Fund pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust's average daily net assets according to the following schedule:

                                                       AGGREGATE TRUST FEE AS
            ASSET LEVEL*                            A PERCENTAGE OF NET ASSETS
            ------------                            --------------------------
            up to $1 billion                                   0.15%
            $1 billion and more up to $3 billion               0.10%
            $3 billion and more up to $8 billion               0.05%
            $8 billion and more up to $10 billion              0.04%
            $10 billion and more up to $12 billion             0.02%
            $12 billion or more                                0.01%

----------
* The assets of each of the NVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The NVIT Investor Destinations Funds do not pay any part of this fee. The NVIT Investor Destinations Funds are series of the Trust but are not included in this SAI.

         During the fiscal year ended December 31, 2006, Nationwide SA Capital Trust (formerly Gartmore SA Capital Trust), the Trust's previous administrator, and NFM, as the Trust's transfer agent, earned combined fund administration and transfer agency fees from the Funds as follows:
                                                               2006
                    FUND                                      EARNED
                    ----                                      ------
American Funds NVIT Asset Allocation Fund                    $28,008
American Funds NVIT Bond Fund                                  7,770
American Funds NVIT Global Growth Fund                         9,547
American Funds NVIT Growth Fund                               15,630
American Funds NVIT Growth-Income Fund*                           --

----------
* The American Funds NVIT Growth-Income Fund did not commence operations until May 1, 2007.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement and Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective May 1, 2007, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, NFM pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                                        AGGREGATE TRUST FEE
                      ASSET LEVEL                  AS A PERCENTAGE OF NET ASSETS
                      -----------                  -----------------------------

                    up to $1 billion                         0.10%
          $1 billion and more up to $3 billion               0.05%
          $3 billion and more up to $8 billion               0.04%
         $8 billion and more up to $10 billion               0.02%
         $10 billion and more up to $12 billion              0.01%
                  $12 billion or more                       0.005%

         For the fiscal years ended December 31, 2006, BISYS earned $4,466,744, $4,367,919, and $4,350,755, for the combined sub-administration and sub-transfer agency services it provided, respectively, to all Funds of the Trust (including the Funds that are not included in this SAI).

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares and 0.25% of the average daily net assets of the Class VII shares of the Feeder Fund held by customers of NFS or any such other entity.

         During the fiscal years ended December 31, 2006, NFS and its affiliates earned $23,841,947 in administrative services fees for services it provided to all Funds of the Trust (including the Funds that are not included in this SAI).

CUSTODIAN

         JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATIONS

         FEEDER FUNDS TRUST
         ------------------

         The Feeder Funds have no investment adviser; thus, this section does not apply to the Feeder Funds

         MASTER FUNDS TRUST
         ------------------

         The Master Funds' investment adviser places orders with broker-dealers for the Series' portfolio transactions. The investment adviser strives to obtain best execution on each Master Fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The Series does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the Series' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the Series' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the Series' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the Series' portfolio transactions.

         Portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions and concessions (commissions built into the price of bonds) paid on portfolio transactions for the fiscal years ended December 31, 2006, 2005, and 2004 were:

--------------------------------- -------------- -------------- ------------
FISCAL YEAR ENDED                      2006          2005          2004
--------------------------------- -------------- -------------- ------------
Master Asset Allocation Fund      $ 5,351,000    $ 4,634,000     3,419,000
--------------------------------- -------------- -------------- ------------
Master Bond Fund                    3,159,000      2,112,000     1,585,000
--------------------------------- -------------- -------------- ------------
Master Global Growth Fund           3,182,000      2,106,000     1,909,000
--------------------------------- -------------- -------------- ------------
Master Growth Fund                 19,084,000     17,310,000    13,718,000
--------------------------------- -------------- -------------- ------------
Master Growth-Income Fund          10,703,000     10,782,000    11,022,000
--------------------------------- -------------- -------------- ------------

         With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity by Master Global Growth Fund, Master Growth Fund, Master Asset Allocation Fund and Master Bond Fund increased during the year, resulting in an increase in brokerage commissions and concessions paid on portfolio transactions.

         The Series is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series' portfolio transactions during the Series' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series' most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series' most recent fiscal year.

At the end of the Series' most recent fiscal year, the Series' regular broker-dealers included Banc of America Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank AG, Credit Suisse Group, J.P. Morgan Securities Inc., Lehman Brothers and UBS AG. As of the Series' fiscal yearend, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

-------------------------- ------------------------------------- ---------------- -----------------
                           AFFILIATED COMPANY OF REGULAR         TYPE OF          AMOUNT
                           BROKER-DEALER                         SECURITY
-------------------------- ------------------------------------- ---------------- -----------------
Master Asset Allocation    Citigroup Inc.                        Equity             $ 66,840,000
Fund
                           ------------------------------------- ---------------- -----------------
                           J.P. Morgan Chase & Co.               Equity               72,450,000
                           ------------------------------------- ---------------- -----------------
                           Lehman Brothers                       Debt                  4,007,000
                           Holdings Inc.
-------------------------- ------------------------------------- ---------------- -----------------
Master Bond Fund           Citigroup Inc.                        Debt                  5,850,000
                           ------------------------------------- ---------------- -----------------
                           Deutsche Bank                         Debt                  2,639,000
                           ------------------------------------- ---------------- -----------------
                           J.P. Morgan Chase & Co.               Debt                  8,833,000
-------------------------- ------------------------------------- ---------------- -----------------
Master Global Growth Fund  Citigroup Inc.                        Equity               13,925,000
-------------------------- ------------------------------------- ---------------- -----------------
Master Growth Fund         Citigroup Inc.                        Equity              111,400,000
-------------------------- ------------------------------------- ---------------- -----------------
Master Growth-Income Fund  Citigroup Inc.                        Equity              570,245,000
                           ------------------------------------- ---------------- -----------------
                           J.P. Morgan Chase & Co.               Equity              200,344,000
-------------------------- ------------------------------------- ---------------- -----------------

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         FEEDER FUNDS
         ------------

         An insurance company purchases shares of the Feeder Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Feeder Funds.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Feeder Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of the Feeder Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

         Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the

Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in a Master Fund). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

         THE NAV OF THE FEEDER FUNDS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV. THE FOLLOWING SUMMARIZES INFORMATION REGARDING HOW THE MASTER FUNDS DETERMINE NAV.

         MASTER FUNDS TRUST
         ------------------

         All portfolio securities of funds managed by Capital Research (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

         1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

         Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

         Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each fund's shares into U.S. dollars at the prevailing market rates.

         Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the Series' Board. Subject to Board oversight, the Series' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the Series' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

         The Master Funds' Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what a fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);

         2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

         3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

PERFORMANCE ADVERTISING

         FEEDER FUNDS TRUST
         ------------------

         The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD AND TOTAL RETURN

         FEEDER FUNDS TRUST
         ------------------

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

ADDITIONAL INFORMATION

         FEEDER FUNDS TRUST
         ------------------

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 40 series. With regard to the Feeder Funds, the Trust is authorized to offer Class II and Class VII shares.

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         FEEDER FUNDS TRUST
         ------------------

         Shareholders are entitled to one vote for each share held and each fraction of a share is entitled to a proportionate fractional vote. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

         (1)      designate series of the Trust; or

         (2)      change the name of the Trust; or

         (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all funds of the Trust vote together, and not by individual Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

         With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide Life"), and certain other insurance companies (each, a "Participating Insurance Company") separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Feeder Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Feeder Fund alone would not be sufficient to approve a Proposal. Each share of the Feeder Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.

Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds' shareholders and to contract owners.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Statement of Additional Information.

TAX STATUS

         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY
         ------------------------------------------------------

         Each Feeder Fund and corresponding Master Fund has elected and qualified for its most recent fiscal year, and intends to continue to qualify during the current fiscal year (or if newly organized, intends to elect and qualify), as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Feeder Fund or Master Fund generally pays no federal income tax on the income and gain it distributes. Each Feeder Fund intends to distribute annually all of its investment company taxable income and realized net capital gains (reduced by available capital loss carryovers) and therefore does not expect to pay federal income tax, although in certain circumstances, a Feeder Fund may determine that it is in the interest of shareholders (insurance company separate accounts) to distribute less than that amount. The Board of Trustees reserves the right not to maintain the qualification of a Feeder Fund as a regulated investment company if it determines such a course of action to be beneficial to contract holders. In such case, the Feeder Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

         In order to qualify as a regulated investment company for federal income tax purposes, each Feeder Fund and Master Fund must meet certain specific requirements, including:

         (i) A Feeder Fund or Master Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Feeder Fund's or Master Fund 's total assets, and, with respect to 50% of the Feeder Fund's or Master Fund 's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Feeder Fund's or Master Fund 's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Feeder Fund or Master Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) A Feeder Fund or Master Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         EXCISE TAX DISTRIBUTION REQUIREMENTS
         ------------------------------------

         To avoid federal excise taxes, the Code requires each Feeder Fund and Master Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Feeder Fund or Master Fund in a given calendar year, however, if all of its shareholders (other than certain permitted shareholders) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether a Feeder Fund or Master Fund qualify for this exemption, any shares attributable to an investment in the Feeder Fund or Master Fund made in connection with organization of the Feeder Fund or Master Fund is disregarded as long as the investment doesn't exceed $250,000.

         CONSENT DIVIDENDS
         -----------------

         A Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

         SPECIAL RULES APPLICABLE TO VARIABLE CONTRACTS
         ----------------------------------------------

         In addition to the asset diversification and other requirements for qualification as a regulated investment company, each Feeder Fund and Master Fund is subject to another set of asset diversification requirements under
Section 817(h) of the Code applicable to insurance company separate accounts and their underlying funding vehicles. Each Feeder Fund and Master Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

         To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a Feeder Fund or Master Fund must
(a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or
(ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. Each Feeder Fund intends to comply with these diversification requirements through its investment in the corresponding Master Fund under the look-through described in the next paragraph.

         Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Feeder Fund or Master Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if -

     o All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

     o Public access to such investment company is available exclusively through the purchase of a variable contract.

         As provided in the offering documents, all the beneficial interests in each Feeder Fund and Master Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to each Feeder Fund and Master Fund is available solely through the purchase of a variable contract. Accordingly, under the look-through rule of
Section 817(h) of the Code and Treasury Regulations Section 1.817-5(f), the investing segregated asset account is treated as owning a pro rata portion of each asset of the Feeder Fund in which it invests, including a pro rata portion of each asset of the Master Fund. See Revenue Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005).

         In addition, a contract holder should not be able to direct a Fund's investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.

         Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

OTHER TAX CONSEQUENCES

         EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS
         ----------------------------------------------

         Certain Feeder Funds (through their investment in the Master Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

         The Feeder Funds (through their investment in the Master Funds) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). When investing in PFIC securities, a Master Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Master Fund is required to distribute, even though it has not sold the securities. In addition, if a Master Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Master Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Master Fund to the corresponding Feeder Fund. Additional charges in the nature of interest may be imposed on a Master Fund in respect of deferred taxes arising from such distributions or gains.

         SECURITIES LENDING
         ------------------

         In a securities lending program, the borrower is entitled to receive the dividend associated with the security borrowed provided that the borrower holds such security on the record date for such dividend. The lender is entitled to receive the economic equivalent of the dividend, as a substitute dividend payment. A Feeder Fund's entry into securities lending transactions (through its investment in the corresponding Master Fund) may cause substitute dividend payments received from the borrower, in lieu of dividends on loaned stock of domestic corporations, to be not eligible for the corporate dividends received deduction.

         RECEIPT OF EXCESS INCLUSION INCOME
         ----------------------------------

         Income received by a Feeder Fund (through its investment in the corresponding Master Fund) from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Master Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. A Master Fund (as well as the corresponding Feeder Fund on its pro rata share of the Master Fund's excess inclusion income) must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that Feeder Fund or Master Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, a Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Feeder Fund' or Master Fund's excess inclusion income allocable to them on behalf of the disqualified organizations. Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion.

TAX CONSEQUENCES TO SHAREHOLDERS

         Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

         THIS DISCUSSION OF "TAX STATUS," "OTHER TAX CONSEQUENCES" AND "TAX CONSEQUENCES TO CONTRACT HOLDERS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. THE TAX CONSEQUENCES FOR CONTRACT OWNERS WILL DEPEND ON THE PROVISIONS OF THE VARIABLE CONTRACTS THROUGH WHICH THEY ARE INVESTED IN SHARES OF THE FUND. PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACTS FOR MORE INFORMATION.

LEGAL PROCEEDINGS RELATED TO THE AMERICAN FUNDS

         On February 16, 2005, the NASD filed an administrative complaint against the American Funds Distributors, Inc. The complaint alleges violations of certain NASD rules by the American Funds Distributors, Inc. with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD Hearing Panel ruled against the American Funds Distributors, Inc. and imposed a $5 million fine. The American Funds Distributors, Inc. has appealed this decision to the NASD's National Adjudicatory Council.

         On March 24, 2005, the investment adviser (Capital Research) and American Funds Distributors, Inc. filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and American Funds Distributors, Inc. that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and American Funds Distributors, Inc.'s complaint, the Attorney General of the State of California filed a complaint against the American Funds Distributors, Inc. and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of Appeal for the Second Appellate District. On January 26, 2007, the Court of Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

         The investment adviser and American Funds Distributors, Inc. believes that the likelihood that these matters could have a material adverse effect on the funds or on the ability of the investment adviser or American Funds Distributors, Inc. to perform their contracts with the funds is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and American Funds Distributors, Inc. are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."

FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the period ended December 31, 2006 included in the Trust's Annual Report and the Financial Statements of the Trust for the period ended June 30, 2006 included in the Trust's unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch IBCA Information Services, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long- term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting
                  current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is
                  present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of
                  protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All
                  security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection
                  commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B

                         PROXY VOTING GUIDELINE SUMMARY

         FEEDER FUNDS TRUST
         ------------------

Because the Feeder Funds invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds' portfolio securities have been provided to Capital Research and Management Company ("Capital Research" or the "investment adviser"), the Master Funds' investment adviser. Capital Research's proxy voting procedures and guidelines are summarized below.

         MASTER FUNDS TRUST
         ------------------

CAPITAL RESEARCH AND MANAGEMENT COMPANY

The Master Funds and their investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the Master Funds, other American Funds and Endowments. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (A) without charge, upon request by calling American Funds Service Company at 800/421- 0180, (B) on the American Funds website at americanfunds.com and (C) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, the Master Funds and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds' website.

DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board

(elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

--------------------------------------------------------------------------------
                         APPENDIX C - PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                       INFORMATION AS OF DECEMBER 31, 2006

INVESTMENTS IN EACH FUND
------------------------

Because each of the Feeder Funds invests all or substantially all of its assets in corresponding Master Funds, the information below summarizes the applicable Master Fund holdings of each portfolio manager to the Master Funds.

NAME OF PORTFOLIO MANAGER                FUND NAME                              DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                ---------                              -------------------------------------------
Alan N. Berro                            Master Asset Allocation Fund           None
Susan M. Tolson                                                                 None
Michael T. Kerr                                                                 None
James R. Mulally

Abner D. Goldstine                       Master Bond Fund                       None
John H. Smet                                                                    None
David C. Barclay                                                                None
Mark H. Dalzell

Robert W. Lovelace(2)                    Master Global Growth Fund              $10,001 - $50,000
Nick J. Grace                                                                   None
Steven T. Watson                                                                None
Paul A. White

Gordon Crawford                          Master Growth Fund                     None
Donnalisa Barnum                                                                None
Ronald B. Morrow                                                                None
Gregg E. Ireland                                                                None
Michael T. Kerr

James K. Dunton                          Master Growth-Income Fund              None
Donald D. O'Neal                                                                None
Claudia P. Huntington                                                           None
J. Blair Frank                                                                  None
C. Ross Sappenfield                                                             None

----------
(1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Master Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
(2) Robert W. Lovelace also owns fund shares of Master Growth-Income Fund ($1-$10,000).

COMPENSATION OF INVESTMENT PROFESSIONALS
----------------------------------------

As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors.

In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which American Funds Insurance Series portfolio counselors are measured include:

     o Asset Allocation Fund - S&P 500, Lipper Growth and Income Funds Index, Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average;
     o Bond Fund - Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average;
     o   Global Growth Fund - MSCI World Index, Lipper Global Funds Index;
     o   Growth Fund - S&P 500, Lipper Growth Funds Index; and
     o   Growth-Income Fund - S&P 500, Lipper Growth and Income Funds Index.

PORTFOLIO COUNSELOR MANAGEMENT OF OTHER ACCOUNTS -- Portfolio counselors may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are listed below:

---------------------------- -------------------------- ---------------------------- ---------------------
                                  NUMBER OF OTHER                                      NUMBER OF OTHER
                               REGISTERED INVESTMENT      NUMBER OF OTHER POOLED        ACCOUNTS THAT
                               COMPANIES (RICS) THAT    INVESTMENT VEHICLES (PIVS)   PORTFOLIO COUNSELOR
                                PORTFOLIO COUNSELOR      THAT PORTFOLIO COUNSELOR     MANAGES (ASSETS OF
                              MANAGES (ASSETS OF RICS   MANAGES (ASSETS OF PIVS IN    OTHER ACCOUNTS IN
    PORTFOLIO COUNSELOR            IN BILLIONS)(1)              BILLIONS)(2)              BILLIONS)(3)
---------------------------- ----------- -------------- ---------------------------- ---------------------
Alan N. Berro                    2          $141.1                 None                      None
---------------------------- ----------- -------------- -------------- ------------- ---------- ----------
Susan M. Tolson                  3          $ 44.1            1           $0.25          1        $0.28
---------------------------- ----------- -------------- ---------------------------- ---------------------
Michael T. Kerr                  2          $201.1                 None                      None
---------------------------- ----------- -------------- -------------- ------------- ---------- ----------
James R. Mulally                 2          $ 60.0            7           $1.23         20(5)     $7.58
---------------------------- ----------- -------------- ---------------------------- ---------------------
Abner D. Goldstine               4          $119.1                 None                      None
---------------------------- ----------- -------------- ---------------------------- ---------- ----------
John H. Smet                     6          $170.4                 None                  3        $2.44
---------------------------- ----------- -------------- -------------- ------------- ---------- ----------
David C. Barclay                 4          $130.4            5           $1.55         13        $3.21
---------------------------- ----------- -------------- -------------- ------------- ---------- ----------
Mark H. Dalzell                  2          $ 31.8            3           $0.50         18(4)     $5.24
---------------------------- ----------- -------------- -------------- ------------- ---------------------
Robert W. Lovelace               3          $163.7            1           $0.67              None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Nick J. Grace                    1          $ 98.7                 None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Steven T. Watson                 3          $216.5                 None                      None
---------------------------- -------------------------- ---------------------------- ---------------------

---------------------------- -------------------------- ---------------------------- ---------------------
                                  NUMBER OF OTHER                                      NUMBER OF OTHER
                               REGISTERED INVESTMENT      NUMBER OF OTHER POOLED        ACCOUNTS THAT
                               COMPANIES (RICS) THAT    INVESTMENT VEHICLES (PIVS)   PORTFOLIO COUNSELOR
                                PORTFOLIO COUNSELOR      THAT PORTFOLIO COUNSELOR     MANAGES (ASSETS OF
                              MANAGES (ASSETS OF RICS   MANAGES (ASSETS OF PIVS IN    OTHER ACCOUNTS IN
    PORTFOLIO COUNSELOR            IN BILLIONS)(1)              BILLIONS)(2)              BILLIONS)(3)
---------------------------- ----------- -------------- ---------------------------- ---------------------
Paul A. White                          None                        None                      None
---------------------------- ----------- -------------- -------------- ------------- ---------------------
Gordon Crawford                  3          $191.4            1           $0.01              None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Donnalisa Barnum                 1          $161.9                 None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
Ronald B. Morrow                 1          $ 39.2                 None                      None
---------------------------- ----------- -------------- -------------- ------------- ---------------------
Gregg E. Ireland                 3          $298.6            1           $0.05              None
---------------------------- ----------- -------------- ---------------------------- ---------------------
James K. Dunton                  2          $104.5                 None                      None
---------------------------- ----------- -------------- -------------- ------------- ---------------------
Donald D. O'Neal                 2          $251.0            1           $0.05              None
---------------------------- ----------- -------------- -------------- ------------- ---------------------
Claudia P. Huntington            3          $ 54.6            1           $0.01              None
---------------------------- ----------- -------------- ---------------------------- ---------------------
J. Blair Frank                   2          $182.6                 None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------
C. Ross Sappenfield              2          $114.2                 None                      None
---------------------------- ----------- -------------- ---------------------------- ---------------------

----------
(1) Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are no indicative of the total assets managed by the individual, which is a substantially lower amount.
(2) Represents funds advised or sub-advised by Capital Research and Management Company and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
(3) Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
(4) The advisory fee of two of these accounts (representing $0.24 billion in total assets) is based partially on their investment results.
(5) The advisory fee of one of these accounts (representing $0.05 billion in total assets) is based partially on its investment results.

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

CAPITAL RESEARCH AND MANAGEMENT COMPANY

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these issues.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a) Amended and Restated Agreement and Declaration of Trust, amended and restated as of October 28, 2004 (the "Amended Declaration"), of Registrant Nationwide Variable Insurance Trust (formerly known as Gartmore Variable Insurance Trust), a Delaware Statutory Trust (the "Trust" or "NVIT"), previously filed with the Trust's registration statement on February 25, 2005 is hereby incorporated by reference.

                  (1) Amending Resolutions dated September 30, 2004 to the Amended Declaration previously filed with the Trust's registration statement on February 25, 2005 are hereby incorporated by reference.

                  (2) Amending Resolutions dated March 11, 2005 to the Amended Declaration previously filed with the Trust's registration statement on April 28, 2005 are hereby incorporated by reference.

                  (3) Amending Resolutions dated January 12, 2006 to the Amended Declaration previously filed with the Trust's registration statement on January 17, 2006 are hereby incorporated by reference.

                  (4) Amending Resolutions dated March 10, 2006 to the Amended Declaration previously filed with the Trust's registration statement on April 20, 2006 are hereby incorporated by reference.

                  (5) Amending Resolutions dated December 7, 2006 to the Amended Declaration previously filed with the Trust's registration statement on January 19, 2007 are hereby incorporated by reference.

                  (6) Amending Resolutions dated January 12, 2007 to the Amended Declaration are filed herewith as Exhibit 23(a)(6).

         (b) Amended and Restated Bylaws, amended and restated as of October 28, 2004 (the "Amended Bylaws"), of the Trust previously filed with the Trust's registration statement on February 25, 2005 are hereby incorporated by reference.

         (c) Certificates for shares are not issued. Articles III, V, VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and
                  (b), respectively, hereto, define the rights of holders of shares.

         (d)      Investment Advisory Agreements

                  (1) Investment Advisory Agreement among the Trust and Nationwide Fund Advisors ("NFA") (formerly Gartmore Mutual Fund Capital Trust) dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(1).

                  (2)      Subadvisory Agreements

                           (a) Subadvisory Agreement among the Trust, NFA and Gartmore Global Partners ("GGP") for the Nationwide Multi-Manager NVIT Small Company Fund, Gartmore NVIT Worldwide Leaders Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Growth Fund, Gartmore NVIT Global

                                    Utilities Fund and Gartmore NVIT Developing
                                    Markets Fund, which are series of the Trust is filed herewith as Exhibit 23(d)(2)(a).

                           (b) Subadvisory Agreement among the Trust, NFA and Oberweis Asset Management, Inc. for the Nationwide Multi-Manager NVIT Small Cap Growth Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(b).

                           (c) Subadvisory Agreement among the Trust, NFA and with Neuberger Berman Management, Inc. for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as
                                    Exhibit 23(d)(2)(c).

                           (d) Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as
                                    Exhibit 23(d)(2)(d).

                           (e) Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(e).

                           (f) Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (as assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the Van Kampen NVIT Multi Sector Bond Fund and Nationwide Multi-Manager NVIT Small Company Fund, which are series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(f).

                           (g) Subadvisory Agreement among the Trust, NFA and JPMorgan Investment Management, Inc. for the JPMorgan NVIT Balanced Fund and Nationwide Multi-Manager NVIT Small Cap Value Fund, which are series of the Trust, dated as of May 1, 2007 is filed herewith as
                                    Exhibit 23(d)(2)(g).

                           (h) Subadvisory Agreement among the Trust, NFA and Van Kampen Asset Management for the Van Kampen NVIT Comstock Value Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(h).

                           (i) Subadvisory Agreement among the Trust, NFA and Waddell & Reed Investment Management Company for the Nationwide Multi-Manager NVIT Small Cap Growth Fund and Nationwide Multi-Manager NVIT Small Company Fund, which are series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(i).

                           (j) Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the Nationwide Multi-Manager NVIT Small Cap Value Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(j).

                           (k) Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated as of May 1, 2007 is filed herewith as
                                    Exhibit 23(d)(2)(k).

                           (l) Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management, LLC for the NVIT International Value Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(l).

                           (m) Subadvisory Agreement among the Trust, NFA and Franklin Portfolio Associates, LLC for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as
                                    Exhibit 23(d)(2)(m).

                           (n) Subadvisory Agreement among the Trust, NFA and Morley Capital Management, Inc. ("MCM") for the NVIT Enhanced Income Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(n).

                           (o) Subadvisory Agreement among the Trust, NFA and NorthPointe Capital, LLC ("NorthPointe") for the Nationwide NVIT Mid Cap Growth Fund, a series of the Trust, dated as of May 1, 2007 is filed herewith as Exhibit 23(d)(2)(o).

         (e)      (1)      Underwriting Agreement dated May 1, 2007 between the
                           Trust and Nationwide Fund Distributors LLC ("NFD")
                           (formerly Gartmore Distribution Services, Inc.) is filed herewith as Exhibit 23(e).

         (f)      Not applicable.

         (g)      (1)      Global Custody Agreement dated April 4, 2003 between
                           the Trust and JPMorgan Chase Bank previously filed with the Trust's registration statement on April 28, 2003, assigned to the Trust and herein incorporated by reference.

                           (a) Amendment to Global Custody Agreement dated January 1, 2004 between the Trust and JPMorgan Chase Bank previously filed with the Trust's Registration Statement on August 31, 2004, assigned to the Trust and herein incorporated by reference.

                           (b) Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (c) Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                           (d) Rider to Global Custody Agreement Cash Trade Execution Product previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                           (e) Fund List to Global Custody Agreement between the Trust and JPMorgan Chase, amended effective May 1, 2007 is filed herewith as Exhibit 23(g)(1)(e).

         (h)      (1)      Fund Administration and Transfer Agency Agreement
                           amended and restated as of May 1, 2007 between the Trust and Nationwide Fund Management LLC is filed herewith as Exhibit 23(h)(1).

                  (2) Administrative Services Plan effective as of May 1, 2007 is filed herewith as exhibit 23(h)(2).

                           (a) Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002 is hereby incorporated by reference.

                  (3) Expense Limitation Agreement between the Trust and NFA relating to the Nationwide NVIT U.S. Growth Leaders Fund, NVIT Nationwide Leaders Fund, Nationwide NVIT Global Technology and Communications Fund, Nationwide NVIT Money Market Fund, Nationwide NVIT Mid Cap Growth Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, Gartmore NVIT Developing Markets Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Growth Fund and NVIT Enhanced Income Fund is filed herewith as Exhibit 23(h)(3).

                  (4) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H.
                           J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David
                           C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

                  (5) Assignment and Assumption Agreement between NVIT-Massachusetts ("NVIT-MA") and the Trust, dated as of May 2, 2005, assigning NVIT-MA's titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (6) Fund Participation Agreement by and among the Trust, NFA, NFD and Nationwide Financial Services, Inc. is filed herewith as Exhibit 23(h)(6).

                  (7) Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the "Feeder Funds") is filed herewith as Exhibit 23(h)(7).

                  (8) Fee Waiver Agreement between the Trust and Nationwide Fund Management LLC effective as of May 1, 2006 is filed herewith as Exhibit 23(h)(8).

                           (a) Exhibit A to Fee Waiver Agreement between the Trust and Nationwide Fund Management LLC, effective May 1, 2007 is filed herewith as Exhibit 23(h)(8)(a).

         (i) Legal opinion of Stradley, Ronon, Stevens & Young, LLP previously filed with the Trust's registration statement on January 19, 2007 is hereby incorporated by reference.

         (j) Consent of PricewaterhouseCoopers LLP ("PWC"), independent auditors, is filed herewith as Exhibit 23(j).

         (k)      Not applicable

         (l)      Not applicable

         (m) Distribution Plan under Rule 12b-1 adopted January 11, 2007 and effective May 1, 2007 is filed herewith as Exhibit 23(m).

         (n) Rule 18f-3 Plan adopted January 11, 2007 and effective May 1, 2007 is filed herewith as Exhibit 23(n).

         (o)      Not applicable

         (p) (1) Code of Ethics dated as of May 2, 2005 for the Trust previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (2) Code of Ethics dated March 11, 2005 for Nationwide Fund Advisors, Nationwide SA Capital Trust, NorthPointe Capital LLC, and Morley Capital Management, Inc. previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (3) Code of Ethics dated March 11, 2005 for Nationwide Fund Distributors LLC ("NFD") (formerly Gartmore Distribution Services, Inc.) previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (4) Code of Ethics dated March 11, 2005 for Federated Investment Management Company previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (5) Code of Ethics dated March 11, 2005 for Gartmore Global Partners previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (6) Code of Ethics dated March 11, 2005 for JPMorgan Investment Management, Inc. previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (7) Code of Ethics dated February 2006 for Mellon Financial Corporation, the parent of The Boston Company Asset Management, LLC (collectively, "Boston Company") previously filed with the Trust's registration statement on April 20, 2006 is hereby incorporated by reference.

                  (8) Code of Ethics dated September 30, 2006 for BlackRock Investment Management, LLC is filed herewith as
                           Exhibit 23(p)(8).

                  (9) Code of Ethics dated March 11, 2005 for Neuberger Berman Management Inc. ("Neuberger Berman") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (10) Code of Ethics dated March 11, 2005 for Waddell & Reed Investment Management Company ("Waddell & Reed") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (11) Code of Ethics dated March 11, 2005 for Morgan Stanley Investment Management Inc., indirect parent of Van Kampen Asset Management, Inc., (collectively, "MSAM-VKAM") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (12) Code of Ethics dated March 11, 2005 for Oberweis Asset Management, Inc., ("Oberweis") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (13) Code of Ethics dated March 11, 2005 for American Century Investment Management, Inc. ("American Century") previously filed with the Trust's registration statement on April 28, 2005 is hereby incorporated by reference.

                  (14) Code of Ethics dated October 2004 for Epoch Investment Partners, Inc. ("Epoch") previously filed with the Trust's registration statement on January 17, 2006 is hereby incorporated by reference.

                  (15) Code of Ethics dated November 2005 for Franklin Portfolio Associates ("FPA") previously filed with the Trust's registration statement on April 20, 2006 is hereby incorporated by reference.

                  (16) Code of Ethics dated December 2006 for the American Funds and The Capital Group Companies, Inc. ("Capital Group") is filed herewith as Exhibit 23(p)(16).

          (q)     (1)      Powers of Attorney with respect to the Trust for
                           Charles E. Allen, Paula H.J. Cholmondeley, C. Brent
                           Devore, Phyllis Kay Dryden, Barbara L. Hennigar,
                           Barbara I. Jacobs, Douglas F. Kridler, Michael D.
                           McCarthy, Arden L. Shisler and David C. Wetmore previously filed with the Trust's registration statement on January 19, 2007 is hereby incorporated by reference.

                  (2)      Power of Attorney with respect to the Trust for John
                           H. Grady and Gerald J. Holland previously filed with the Trust's registration statement on January 19, 2007 is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) Nationwide Fund Advisors, ("NFA"), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("NFS"). Except as stated below, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

                  JOHN H. GRADY, President and Chief Executive Officer

                  From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co. L.P., a registered investment adviser, and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He was also President of Constellation Investment Distribution Co., Inc. (a registered broker-dealer) from March 2004 until June 2006.

         (b)      Information for the Subadvisers

                  (1) Neuberger Berman Management, Inc. ("Neuberger Berman") acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund and investment adviser or subadviser to a number of other registered investment companies. The Directors and Officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

                   (2) Federated Investment Management Company ("Federated") acts as subadviser to the Federated NVIT High Income Bond Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

                             -------------------------------- --------------------------- -----------------------
                             Name and Position with           Other Company               Position with Other
                             Federated                                                    Company
                             -------------------------------- --------------------------- -----------------------
                             Mark D. Olson                    Mark D. Olson & Company,    Principal
                             Trustee                          L.L.C.

                                                              Wilson, Halbrook &          Partner
                                                              Bayard, P.A.
                             -------------------------------- --------------------------- -----------------------

                  (3) JPMorgan Investment Management, Inc. ("JPMIM"), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the JP Morgan NVIT Balanced Fund and the Nationwide Multi-Manager NVIT Small Cap Value Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                   (4) Morgan Stanley Investment Management Inc. ("MSIM") acts as subadviser to the Van Kampen NVIT Multi Sector Bond Fund and the Nationwide Multi-Manager NVIT Small Company Fund. The Directors and Officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                  (5) Gartmore Global Partners ("GGP") acts as subadviser to the Gartmore NVIT Emerging Markets Fund, the Gartmore NVIT Developing Markets Fund, the Gartmore NVIT International Growth Fund, the Gartmore NVIT Global Utilities Fund, the Nationwide Multi-Manager NVIT Small Company Fund and the Gartmore NVIT Worldwide Leaders Fund, and as investment adviser to certain other clients. To the knowledge of the Registrant, the directors and officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

                  (6) Waddell & Reed Investment Management Company ("WRIMCO") acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Growth Fund and the Nationwide Multi-Manager NVIT Small Company Fund. The Directors and Officers of WRIMCO have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                  (7) Van Kampen Asset Management, Inc. ("VKAM") acts as subadviser to the Van Kampen NVIT Comstock Value Fund. The Directors and Officers of VKAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                  (8) Oberweis Asset Management, Inc. ("OAM") acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Growth Fund. The Directors and Officers of OAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                  (9) American Century Investment Management, Inc. ("American Century") acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund. The Directors and Officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

                   (10) Epoch Investment Partners, Inc. ("Epoch") acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Value Fund. Except as noted below, the Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

                             -------------------------------- --------------------------- -----------------------
                             Name and Position with           Other Company               Position with Other
                             Epoch                                                        Company
                             -------------------------------- --------------------------- -----------------------
                             Allan R. Tessler                 Limited Brands Inc.         Director
                             Chairman
                                                              Interactive Data            Director
                                                              Corporation
                             -------------------------------- --------------------------- -----------------------
                             David R. Markin                  Checker Holdings Corp.      President
                             Director                         IV
                             -------------------------------- --------------------------- -----------------------
                             Peter A. Flaherty                McKinsey & Company          Director Emeritus
                             Director
                             -------------------------------- --------------------------- -----------------------
                             Jeffrey L. Berenson              Berenson & Company          President & CEO
                             Director
                             -------------------------------- --------------------------- -----------------------
                             Enrique Arzac, Ph.D.             Columbia University         Professor of Finance
                             Director                         Graduate School of          and Economics
                                                              Business

                                                              The Adams Express           Director
                                                              Company, Petroleum &
                                                              Resources Corporation,
                                                              and Credit Suisse Asset
                                                              Management Funds
                             -------------------------------- --------------------------- -----------------------

                   (11) BlackRock Investment Management, LLC ("BlackRock") acts as subadviser to the NVIT S&P 500 Index Fund, the NVIT Small Cap Index Fund, the NVIT Mid Cap Index Fund, the NVIT International Index Fund and the NVIT Bond Index Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

                   (12) The Boston Company Asset Management ("Boston Company") acts as subadviser to the NVIT International Value Fund. the Directors and Officers of Boston Company have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

                  (13) Franklin Portfolio Associates ("Franklin") acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund. To the knowledge of the Registrant, the directors and officers of Franklin have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

                   (14) NorthPointe Capital LLC ("NorthPointe") acts as subadviser to the Nationwide NVIT Mid Cap Growth Fund. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities

                  (15) Morley Capital Management, Inc. ("MCM") acts as subadviser to the NVIT Enhanced Income Fund. The Directors and Officers of MCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) Nationwide Fund Distributors LLC ("NFD"), the principal underwriter of the Registrant, also acts as principal underwriter for Nationwide Mutual Funds (formerly Gartmore Mutual Funds).

         (b) Herewith is the information required by the following table with respect to each director, officer of partner of NFD:

                                                                                                  TITLE WITH
NAME:                     ADDRESS:                               TITLE WITH NFD:                  REGISTRANT:
-----                     --------                               ---------------                  -----------
John H. Grady             1200 River Road                        President                        President and Chief
                          Conshohocken PA 19428                                                   Executive Officer
Gerald J. Holland         1200 River Road                        Senior Vice President, Chief     Treasurer
                          Conshohocken PA 19428                  Administrative Officer
Eric E. Miller            1200 River Road                        Senior Vice President, General   Secretary
                          Conshohocken PA 19428                  Counsel, U.S.
Michael A. Krulikowski    1200 River Road                        Vice President and               Assistant Secretary
                          Conshohocken PA 19428                  Chief Compliance Officer         and Chief Compliance
                                                                                                  Officer
William Baltrus           1200 River Road                        Vice President, Administration   n/a
                          Conshohocken PA 19428
Joanne McGoldrick         1200 River Road                        Associate Vice President and     n/a
                          Conshohocken PA 19428                  Secretary

                                                                                                  TITLE WITH
NAME:                     ADDRESS:                               TITLE WITH NFD:                  REGISTRANT:
-----                     --------                               ---------------                  -----------
Douglas Castagna          1200 River Road                        Senior Vice President and        n/a
                          Conshohocken PA 19428                  Assistant Treasurer
Craig Stokarski           1200 River Road                        Financial Operations Principal   n/a
                          Conshohocken PA 19428
Robert A. Rosholt         1200 River Road                        Director                         n/a
                          Conshohocken PA 19428

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

                  BISYS
                  3435 Stelzer Road
                  Columbus, OH 43219

                  Nationwide Variable Insurance Trust
                  1200 River Road, Suite 1000
                  Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

                  Not applicable.

ITEM 30. UNDERTAKINGS


                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 101, 102 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 30th day of April, 2007.


                                    NATIONWIDE VARIABLE INSURANCE TRUST

                                    By: /S/ ALLAN J. OSTER
                                        ------------------
                                        Allan J. Oster,
                                        Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 101, 102 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 30th DAY OF APRIL 2007.

Signature & Title

Principal Executive Officer

/S/ JOHN H. GRADY*
----------------------------------------------------
John H. Grady, Chief Executive Officer and President

Principal Accounting and Financial Officer

/S/ GERALD J. HOLLAND*
----------------------------------------------------
Gerald J. Holland, Treasurer

/S/ CHARLES E. ALLEN*
----------------------------------------------------
Charles E. Allen, Trustee

/S/ PAULA H.J. CHOLMONDELEY*
----------------------------------------------------
Paula H.J. Cholmondeley, Trustee

/S/ C. BRENT DEVORE*
----------------------------------------------------
C. Brent Devore, Trustee

/S/ PHYLLIS KAY DRYDEN*
----------------------------------------------------
Phyllis Kay Dryden, Trustee

/S/ BARBARA L. HENNIGAR*
----------------------------------------------------
Barbara L. Hennigar, Trustee

/S/ BARBARA I. JACOBS*
----------------------------------------------------
Barbara I. Jacobs, Trustee

/S/ DOUGLAS F. KRIDLER*
----------------------------------------------------
Douglas F. Kridler, Trustee

/S/ MICHAEL D. MCCARTHY*
----------------------------------------------------
Michael D. McCarthy, Trustee

/S/ ARDEN L. SHISLER*
----------------------------------------------------
Arden L. Shisler, Trustee

/S/ DAVID C. WETMORE*
----------------------------------------------------
David C. Wetmore, Trustee and Chairman

*BY: /S/ ALLAN J. OSTER
     -----------------------------------------------
     Allan J. Oster, Attorney-In Fact

                                  EXHIBIT LIST

EXHIBITS                                                         EXHIBIT NO.
--------                                                         -----------

Amending Resolutions to Declaration of Trust                     EX-23(a)(6)

Investment Advisory Agreement with NFA                           EX-23(d)(1)

Subadvisory Agreement with GGP                                   EX-23(d)(2)(a)

Subadvisory Agreement with Oberweis                              EX-23(d)(2)(b)

Subadvisory Agreement with Neuberger Berman                      EX-23(d)(2)(c)

Subadvisory Agreement with American Century                      EX-23(d)(2)(d)

Subadvisory Agreement with Federated Investment
 Management Company                                              EX-23(d)(2)(e)

Subadvisory Agreement with Morgan Stanley                        EX-23(d)(2)(f)

Subadvisory Agreement with JPMorgan                              EX-23(d)(2)(g)

Subadvisory Agreement with Van Kampen                            EX-23(d)(2)(h)

Subadvisory Agreement with Waddell & Reed                        EX-23(d)(2)(i)

Subadvisory Agreement with Epoch                                 EX-23(d)(2)(j)

Subadvisory Agreement with BlackRock                             EX-23(d)(2)(k)

Subadvisory Agreement with The Boston Company                    EX-23(d)(2)(l)

Subadvisory Agreement with Franklin Portfolio Associates         EX-23(d)(2)(m)

Subadvisory Agreement with MCM                                   EX-23(d)(2)(n)

Subadvisory Agreement with NorthPointe                           EX-23(d)(2)(o)

                                  EXHIBIT LIST

EXHIBITS                                                         EXHIBIT NO.
--------                                                         -----------

Underwriting Agreement with NFD                                  EX-23(e)

Fund List to Global Custody Agreement                            EX-23(g)(1)(e)

Fund Administration and Transfer Agency Agreement                EX-23(h)(1)

Administrative Services Plan                                     EX-23(h)(2)

Expense Limitation Agreement                                     EX-23(h)(3)

Fund Participation Agreement                                     EX-23(h)(6)

Master-Feeder Services Agreement                                 EX-23(h)(7)

Fee Waiver Agreement                                             EX-23(h)(8)

Exhibit A to Fee Waiver Agreement                                EX-23(h)(8)(a)

Consent of PricewaterhouseCoopers LLC                            EX-23(j)

Distribution Plan                                                EX-23(m)

Rule 18f-3 Plan                                                  EX-23(n)

Code of Ethics for BlackRock                                     EX-23(p)(8)

Code of Ethics for The Capital Group                             EX-23(p)(16)